UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)  (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (713) 626-1919

Date of fiscal year end:          2/28

Date of reporting period:      2/28/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2023

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

31	Financial Highlights

32	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Fund Expenses

44	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Credit Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.14%
Class C Shares	-10.84
Class R Shares	-10.38
Class Y Shares	-9.89
Class R5 Shares	-9.96
Class R6 Shares	-9.77
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	-10.15
Lipper BBB Rated Funds Index∎ (Peer Group Index)	-12.19

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

The Fund, at NAV, generated negative returns for the fiscal year but outperformed its broad market/style-specific benchmark, the Bloomberg U.S. Credit Index.

Positioning and security selection in corporate bonds were the primary contributors to Fund performance relative to the broad market/style-specific benchmark during the fiscal year. In particular, overweight allocations to the energy and insurance sub-sectors contributed most to relative Fund performance while an underweight allocation to the consumer non-cyclical sub-sector and an overweight allocation to the finance companies sub-sector detracted most from relative Fund performance. Security selection within the banking and energy sub-sectors contributed most to Fund performance while security selection within the brokerage/asset managers/exchanges and REITs sub-sectors detracted most from Fund performance. Additionally, an underweight in Treasuries and other government-related assets was additive to Fund performance due to a flattening of the yield curve and elevated inflation.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in-line with the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small positive effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

Part of the Fund’s strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. We believe the risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

2	Invesco Corporate Bond Fund

1	Source: US Bureau of Labor Statistics

2	Source: Federal Reserve of Economic Data

3	Source: US Department of the Treasury

4	Source: Bloomberg LP

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Niklas Nordenfelt

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.46%
10 Years	2.15
5 Years	0.57
1 Year	-13.99
Class C Shares
Inception (8/30/93)	4.52%
10 Years	1.99
5 Years	0.66
1 Year	-11.70
Class R Shares
Inception (6/6/11)	3.06%
10 Years	2.34
5 Years	1.17
1 Year	-10.38
Class Y Shares
Inception (8/12/05)	4.33%
10 Years	2.85
5 Years	1.68
1 Year	-9.89
Class R5 Shares
Inception (6/1/10)	4.22%
10 Years	2.94
5 Years	1.74
1 Year	-9.96
Class R6 Shares
Inception (9/24/12)	3.11%
10 Years	3.03
5 Years	1.81
1 Year	-9.77

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Corporate Bond Fund

Supplemental Information

Invesco Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Corporate Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	89.61%

Preferred Stocks	2.19

U.S. Treasury Securities	1.62

Asset-Backed Securities	1.14

Security Types Each Less Than 1% of Portfolio	0.70

Money Market Funds Plus Other Assets Less Liabilities	4.74

Top Five Debt Issuers*
% of total net assets

1. Amgen, Inc.	2.37%

2. Kinder Morgan, Inc.	1.93

3. Philip Morris International, Inc.	1.77

4. Bank of America Corp.	1.51

5. U.S. Treasury	1.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–89.61%
Advertising–0.21%

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$265,000	$ 236,766
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	3,831,000	3,656,733
Lamar Media Corp.,
4.00%, 02/15/2030(c)	1,319,000	1,135,527
3.63%, 01/15/2031	523,000	431,237
		5,460,263

Aerospace & Defense–1.90%

Boeing Co. (The),
2.75%, 02/01/2026(c)	1,347,000	1,249,030
2.20%, 02/04/2026	2,079,000	1,888,977
5.15%, 05/01/2030	5,000,000	4,841,469
3.63%, 02/01/2031	3,957,000	3,472,311
5.93%, 05/01/2060	5,937,000	5,555,077
Huntington Ingalls Industries, Inc., 3.84%, 05/01/2025	4,639,000	4,457,513
Lockheed Martin Corp.,
5.10%, 11/15/2027	2,921,000	2,961,321
4.15%, 06/15/2053	1,490,000	1,282,991
5.70%, 11/15/2054	2,121,000	2,298,705
4.30%, 06/15/2062	1,796,000	1,557,392
5.90%, 11/15/2063	2,121,000	2,345,018
Northrop Grumman Corp., 4.95%, 03/15/2053	2,481,000	2,341,254
Raytheon Technologies Corp.,
5.00%, 02/27/2026	1,102,000	1,100,626
5.15%, 02/27/2033(c)	5,317,000	5,293,202
5.38%, 02/27/2053	3,983,000	4,003,650
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	295,085
TransDigm, Inc.,
6.25%, 03/15/2026(b)	547,000	540,395
6.38%, 06/15/2026	141,000	136,885
6.75%, 08/15/2028(b)	2,680,000	2,669,950
		48,290,851

Agricultural & Farm Machinery–0.73%

Cargill, Inc.,
5.13%, 10/11/2032(b)	2,043,000	2,051,718
4.38%, 04/22/2052(b)	1,796,000	1,595,548
John Deere Capital Corp., 4.90%, 03/03/2028	14,934,000	14,910,145
		18,557,411

Agricultural Products–0.02%

Bunge Ltd. Finance Corp., 2.75%, 05/14/2031(c)	560,000	461,360

Air Freight & Logistics–0.45%

United Parcel Service, Inc.,
4.88%, 03/03/2033	3,730,000	3,706,643
5.05%, 03/03/2053	7,949,000	7,854,367
		11,561,010

	Principal Amount	Value
Airlines–1.57%

American Airlines Pass-Through Trust,
Series 2016-3, Class A, 3.00%, 10/15/2028	$2,606,968	$ 2,314,091
Series 2017-2, Class AA, 3.35%, 10/15/2029	249,629	223,169
Series 2021-1, Class B, 3.95%, 07/11/2030	2,850,675	2,500,016
Series 2021-1, Class A, 2.88%, 07/11/2034	2,743,418	2,268,946
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	998,000	972,340
British Airways Pass-Through Trust (United Kingdom),
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	2,805,316	2,418,833
Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,856,848	1,533,340
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	2,074,000	1,996,802
Series 2020-1, Class AA, 2.00%, 06/10/2028	1,305,541	1,143,968
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	3,639,715	3,537,280
4.75%, 10/20/2028(b)	9,766,311	9,283,854
United Airlines Pass-Through Trust,
Series 2016-1, Class B, 3.65%, 01/07/2026	1,517,449	1,403,970
Series 2020-1, Class A, 5.88%, 10/15/2027	4,152,952	4,130,332
Series 2018-1, Class A, 3.70%, 03/01/2030	272,671	233,753
Series 2018-1, Class AA, 3.50%, 03/01/2030	2,259,045	2,027,276
Series 2019-1, Class A, 4.55%, 08/25/2031	1,535,877	1,380,732
Series 2019-1, Class AA, 4.15%, 08/25/2031	2,764,055	2,498,168
United Airlines, Inc., 4.38%, 04/15/2026(b)	46,000	43,336
		39,910,206

Alternative Carriers–0.01%

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	459,000	227,937

Aluminum–0.02%
Novelis Corp., 3.25%, 11/15/2026(b)	556,000	490,694

Apparel Retail–0.02%

Gap, Inc. (The), 3.63%, 10/01/2029(b)	668,000	490,622

Application Software–0.21%

NCR Corp., 5.75%, 09/01/2027(b)	511,000	495,814

Open Text Corp. (Canada), 6.90%, 12/01/2027(b)	972,000	982,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal Amount	Value
Application Software–(continued)
salesforce.com, inc., 2.90%, 07/15/2051	$2,260,000	$ 1,521,736
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	516,000	486,092
Workday, Inc., 3.70%, 04/01/2029	2,149,000	1,963,806
		5,450,043

Asset Management & Custody Banks–0.96%
Ameriprise Financial, Inc., 4.50%, 05/13/2032(c)	1,685,000	1,641,948
Ares Capital Corp.,
2.88%, 06/15/2028(c)	375,000	308,313
3.20%, 11/15/2031(c)	400,000	305,478
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029(c)(d)	3,808,000	3,702,205
5.83%, 10/25/2033(d)	3,117,000	3,248,245
4.71%, 02/01/2034(d)	2,464,000	2,371,979
Series I, 3.75%(d)(e)	3,786,000	3,170,775
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	3,880,000	3,269,624
Northern Trust Corp., 6.13%, 11/02/2032(c)	3,632,000	3,834,549
State Street Corp.,
5.82%, 11/04/2028(d)	1,271,000	1,301,884
4.82%, 01/26/2034(c)(d)	1,400,000	1,350,796
		24,505,796

Auto Parts & Equipment–0.27%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	4,624,000	4,107,966
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	178,000	177,155
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	2,594,000	1,956,889
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	829,000	739,700
		6,981,710

Automobile Manufacturers–2.39%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	202,000	187,573
3.75%, 01/30/2031(b)	1,046,000	869,529
BMW US Capital LLC (Germany), 3.70%, 04/01/2032(b)(c)	1,546,000	1,400,054
Ford Motor Co.,
4.35%, 12/08/2026(c)	515,000	492,210
3.25%, 02/12/2032	531,000	403,150
6.10%, 08/19/2032(c)	4,835,000	4,507,266
4.75%, 01/15/2043	345,000	252,056
Ford Motor Credit Co. LLC,
4.39%, 01/08/2026	1,045,000	984,170
4.95%, 05/28/2027	200,000	186,555
7.35%, 11/04/2027	3,938,000	3,999,433
5.11%, 05/03/2029(c)	450,000	411,750
7.35%, 03/06/2030	2,681,000	2,718,078
General Motors Financial Co., Inc.,
5.00%, 04/09/2027	3,041,000	2,966,795
4.30%, 04/06/2029(c)	4,102,000	3,744,543
Series B, 6.50%(d)(e)	200,000	187,750

	Principal Amount	Value
Automobile Manufacturers–(continued)
Hyundai Capital America,
4.30%, 02/01/2024(b)(c)	$9,369,000	$ 9,249,973
2.65%, 02/10/2025(b)	1,893,000	1,790,663
2.00%, 06/15/2028(b)	2,563,000	2,136,248
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	992,000	957,037
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	5,261,000	4,460,959
PACCAR Financial Corp., 4.60%, 01/10/2028	1,796,000	1,783,663
Toyota Motor Credit Corp.,
4.63%, 01/12/2028(c)	3,045,000	3,007,306
4.45%, 06/29/2029(c)	4,976,000	4,863,909
4.70%, 01/12/2033	1,117,000	1,096,569
Volkswagen Group of America Finance LLC (Germany),
4.35%, 06/08/2027(b)	5,180,000	4,973,022
4.60%, 06/08/2029(b)	3,261,000	3,122,737
		60,752,998

Automotive Retail–0.53%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	137,000	122,721
4.63%, 11/15/2029(b)	425,000	369,990
AutoZone, Inc., 4.75%, 08/01/2032	2,211,000	2,111,460
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,063,000	913,787
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	1,096,000	891,807
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	4,401,000	3,681,634
Sonic Automotive, Inc.,
4.63%, 11/15/2029(b)(c)	2,960,000	2,444,916
4.88%, 11/15/2031(b)(c)	3,629,000	2,891,478
		13,427,793

Biotechnology–2.43%
AbbVie, Inc., 4.88%, 11/14/2048	1,683,000	1,544,554
Amgen, Inc.,
5.25%, 03/02/2025	1,667,000	1,663,581
5.15%, 03/02/2028	11,735,000	11,692,184
5.25%, 03/02/2030	5,690,000	5,664,443
2.00%, 01/15/2032	125,000	96,717
5.25%, 03/02/2033	10,367,000	10,298,891
3.15%, 02/21/2040	1,308,000	962,754
5.60%, 03/02/2043	7,988,000	7,893,105
5.65%, 03/02/2053	12,463,000	12,369,262
5.75%, 03/02/2063	9,837,000	9,708,775
		61,894,266

Brewers–0.22%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(b)	2,337,000	1,818,074
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
8.00%, 11/15/2039	1,944,000	2,381,905
4.35%, 06/01/2040	1,634,000	1,436,617
		5,636,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal Amount	Value
Building Products–0.01%

Owens Corning, 4.30%, 07/15/2047	$250,000	$ 200,092

Cable & Satellite–1.69%

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	210,000	190,512
6.38%, 09/01/2029(b)(c)	4,452,000	4,155,408
4.75%, 03/01/2030(b)	607,000	511,052
4.50%, 08/15/2030(b)	676,000	556,727
7.38%, 03/01/2031(b)(c)	2,567,000	2,491,864
4.50%, 05/01/2032	1,459,000	1,156,257
4.50%, 06/01/2033(b)	243,000	189,289
4.25%, 01/15/2034(b)	217,000	162,654
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	3,904,000	3,821,476
5.38%, 04/01/2038	249,000	208,587
3.50%, 06/01/2041	2,150,000	1,408,223
3.50%, 03/01/2042	2,592,000	1,674,393
5.75%, 04/01/2048	1,960,000	1,639,126
3.90%, 06/01/2052	2,188,000	1,384,263
6.83%, 10/23/2055	3,356,000	3,161,059
3.85%, 04/01/2061	2,733,000	1,612,159
Comcast Corp.,
5.50%, 11/15/2032(c)	5,680,000	5,840,634
3.45%, 02/01/2050	1,659,000	1,215,740
2.80%, 01/15/2051	2,982,000	1,905,565
2.89%, 11/01/2051	1,831,000	1,186,737
2.94%, 11/01/2056	1,597,000	1,002,934
2.99%, 11/01/2063	1,279,000	782,677
Cox Communications, Inc.,
2.60%, 06/15/2031(b)	1,324,000	1,070,194
CSC Holdings LLC,
6.50%, 02/01/2029(b)	727,000	617,059
5.75%, 01/15/2030(b)	817,000	468,848
4.50%, 11/15/2031(b)	264,000	187,702
5.00%, 11/15/2031(b)	200,000	106,695
DISH DBS Corp., 5.13%,
06/01/2029	809,000	478,827
Gray Escrow II, Inc., 5.38%,
11/15/2031(b)	801,000	595,666
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	419,000	370,868
4.00%, 07/15/2028(b)	412,000	352,631
3.88%, 09/01/2031(b)	460,000	358,105

Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	296,000	241,506

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	1,000,000	907,060

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	1,149,000	946,111

		42,958,608

Casinos & Gaming–0.06%

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	521,000	458,695

	Principal Amount	Value
Casinos & Gaming–(continued)

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	$513,000	$ 481,071

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	554,000	496,179

		1,435,945

Commodity Chemicals–0.05%

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	1,493,000	1,377,188

Computer & Electronics Retail–0.33%
Dell International LLC/EMC Corp.,
4.00%, 07/15/2024(c)	2,133,000	2,090,831
4.90%, 10/01/2026	1,449,000	1,417,702
8.35%, 07/15/2046	51,000	57,953
3.45%, 12/15/2051(b)	1,174,000	718,412
Leidos, Inc.,
2.30%, 02/15/2031	2,036,000	1,588,568
5.75%, 03/15/2033	2,665,000	2,633,405

		8,506,871

Construction & Engineering–0.03%

AECOM, 5.13%, 03/15/2027	133,000	127,328

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	536,000	510,961

		638,289

Construction Machinery & Heavy Trucks–0.01%

Wabtec Corp., 4.95%, 09/15/2028	209,000	201,867

Construction Materials–0.07%

CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	2,012,000	1,895,604

Consumer Finance–0.82%
Ally Financial, Inc.,
5.13%, 09/30/2024	434,000	430,474
4.63%, 03/30/2025	1,303,000	1,275,953
2.20%, 11/02/2028	247,000	201,433
American Express Co.,
2.55%, 03/04/2027	1,408,000	1,275,311
4.42%, 08/03/2033(d)	4,665,000	4,367,388
Capital One Financial Corp., 5.27%, 05/10/2033(c)(d)	550,000	521,283
FirstCash, Inc., 5.63%, 01/01/2030(b)	525,000	465,137
OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	293,165
7.13%, 03/15/2026	925,000	900,108
3.88%, 09/15/2028	283,000	225,271
5.38%, 11/15/2029(c)	519,000	437,787
Synchrony Financial,
4.50%, 07/23/2025	3,115,000	3,001,442
7.25%, 02/02/2033	7,847,000	7,561,800
		20,956,552

Copper–0.16%

Freeport-McMoRan, Inc., 5.00%, 09/01/2027(c)	2,322,000	2,259,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal Amount	Value
Copper–(continued)

PT Freeport Indonesia (Indonesia), 5.32%, 04/14/2032(b)	$1,919,000	$ 1,774,520

		4,034,432

Data Processing & Outsourced Services–0.24%
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028(b)	2,692,000	2,325,479
4.88%, 07/01/2029(b)	531,000	459,286

Fidelity National Information Services, Inc., 2.25%, 03/01/2031	230,000	181,088
PayPal Holdings, Inc.,
2.85%, 10/01/2029(c)	748,000	649,850
5.05%, 06/01/2052(c)	2,769,000	2,524,272
		6,139,975

Department Stores–0.04%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	280,000	254,651
5.88%, 03/15/2030(b)	245,000	216,286
6.13%, 03/15/2032(b)	75,000	64,593
4.50%, 12/15/2034	574,000	417,502
4.30%, 02/15/2043	165,000	101,609
		1,054,641

Distributors–0.04%
Genuine Parts Co.,
1.88%, 11/01/2030	1,007,000	778,104
2.75%, 02/01/2032	165,000	133,500
		911,604

Diversified Banks–12.07%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	7,149,313

African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(b)	1,433,000	1,285,533
3.80%, 05/17/2031(b)	1,858,000	1,538,978
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)	4,445,000	4,599,188
6.75%(b)(d)(e)	3,444,000	3,422,768

Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(b)	1,992,000	1,814,712
Bank of America Corp.,
5.62% (SOFR + 1.05%), 02/04/2028(f)	2,933,000	2,916,368
4.38%, 04/27/2028(d)	4,724,000	4,518,798
2.57%, 10/20/2032(d)	1,439,000	1,146,371
2.97%, 02/04/2033(d)	1,455,000	1,191,434
4.57%, 04/27/2033(d)	4,273,000	3,974,099
5.02%, 07/22/2033(c)(d)	4,635,000	4,461,515
2.48%, 09/21/2036(d)	2,282,000	1,710,904
3.85%, 03/08/2037(d)	860,000	726,242
7.75%, 05/14/2038	2,009,000	2,375,065
Series AA, 6.10%(c)(d)(e)	5,223,000	5,183,827
Series DD, 6.30%(c)(d)(e)	1,589,000	1,606,876
Series TT, 6.13%(c)(d)(e)	8,529,000	8,335,392

Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	2,814,874

	Principal Amount	Value
Diversified Banks–(continued)

Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(c)(d)	$5,544,000	$ 5,861,297
Barclays PLC (United Kingdom),
7.44%, 11/02/2033(d)	6,004,000	6,487,010
8.00%(d)(e)	4,510,000	4,431,977

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	1,666,000	1,640,593
BPCE S.A. (France),
5.98%, 01/18/2027(b)(d)	4,156,000	4,153,354
2.28%, 01/20/2032(b)(d)	1,464,000	1,122,304
Citigroup, Inc.,
3.50%, 05/15/2023	2,047,000	2,039,998
3.98%, 03/20/2030(d)	2,058,000	1,878,509
2.56%, 05/01/2032(d)	1,769,000	1,421,633
2.52%, 11/03/2032(d)	964,000	761,315
3.79%, 03/17/2033(d)	3,428,000	2,982,689
4.91%, 05/24/2033(d)	2,864,000	2,715,962
2.90%, 11/03/2042(d)	1,455,000	1,008,149
7.38%(d)(e)	8,411,000	8,528,754
Series A, 8.87% (3 mo. USD LIBOR + 4.07%)(e)(f)	1,192,000	1,201,536
Series V, 4.70%(c)(d)(e)	2,340,000	2,141,100

Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	224,000	176,618
Cooperatieve Rabobank U.A. (Netherlands),
3.65%, 04/06/2028(b)(d)	2,625,000	2,449,579
4.66%, 08/22/2028(b)(c)(d)	3,885,000	3,753,715
3.76%, 04/06/2033(b)(c)(d)	2,417,000	2,104,275
Federation des caisses Desjardins du Quebec (Canada),
5.28%, 01/23/2026(b)(d)	1,124,000	1,115,784
4.55%, 08/23/2027(b)	6,178,000	6,014,995
HSBC Holdings PLC (United Kingdom),
5.21%, 08/11/2028(d)	3,440,000	3,366,033
2.36%, 08/18/2031(d)	201,000	158,883
2.87%, 11/22/2032(d)	386,000	306,059
5.40%, 08/11/2033(d)	5,361,000	5,142,494
8.11%, 11/03/2033(d)	6,069,000	6,704,305
6.00%(d)(e)	3,533,000	3,276,857
8.00%(d)(e)	5,374,000	5,368,626

ING Groep N.V. (Netherlands), 3.88%(d)(e)	212,000	163,791
JPMorgan Chase & Co.,
3.63%, 12/01/2027	1,459,000	1,362,590
4.32%, 04/26/2028(d)	4,645,000	4,455,405
4.85%, 07/25/2028(c)(d)	3,600,000	3,516,607
3.70%, 05/06/2030(d)	2,058,000	1,858,025
2.58%, 04/22/2032(d)	1,707,000	1,384,098
4.59%, 04/26/2033(d)	3,050,000	2,844,542
4.91%, 07/25/2033(c)(d)	4,551,000	4,359,706
5.72%, 09/14/2033(d)	7,294,000	7,252,403
4.26%, 02/22/2048(d)	1,386,000	1,188,203
Series W, 5.86% (3 mo. USD LIBOR + 1.00%),
05/15/2047(f)	4,256,000	3,606,960

KeyBank N.A., 4.90%, 08/08/2032	4,593,000	4,326,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)

Lloyds Banking Group PLC (United Kingdom), 4.98%, 08/11/2033(d)	$200,000	$ 186,506

Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	4,369,000	4,242,488
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)(d)	3,092,000	3,028,083
2.05%, 07/17/2030	1,418,000	1,130,882
1.80%, 07/20/2033(d)	4,071,000	3,934,618
Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(d)	2,143,000	1,699,437
2.56%, 09/13/2031	193,000	150,385
5.67%, 09/13/2033(c)(d)	5,085,000	5,094,933

Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	3,172,000	3,230,365
National Australia Bank Ltd. (Australia),
2.33%, 08/21/2030(b)	256,000	199,592
6.43%, 01/12/2033(b)	4,017,000	4,063,827
Natwest Group PLC (United Kingdom),
5.85%, 03/02/2027(d)	1,063,000	1,063,973
6.02%, 03/02/2034(d)	1,331,000	1,334,204
Nordea Bank Abp (Finland),
5.38%, 09/22/2027(b)	2,426,000	2,421,287
6.63%(b)(c)(d)(e)	3,226,000	3,139,811
Royal Bank of Canada (Canada),
5.00%, 02/01/2033(c)	5,502,000	5,377,936

Societe Generale S.A. (France), 9.38%(b)(d)(e)	2,534,000	2,678,945
Standard Chartered PLC (United Kingdom),
2.68%, 06/29/2032(b)(d)	2,996,000	2,383,021
3.27%, 02/18/2036(b)(d)	2,720,000	2,193,841
4.30%(b)(d)(e)	5,262,000	4,286,425
7.75%(b)(d)(e)	4,646,000	4,634,071
7.75%(b)(d)(e)	5,568,000	5,588,874
Sumitomo Mitsui Financial Group, Inc. (Japan),
3.04%, 07/16/2029	1,509,000	1,308,119
2.14%, 09/23/2030	2,970,000	2,338,998
5.77%, 01/13/2033	8,868,000	8,946,730

Swedbank AB (Sweden), 5.34%, 09/20/2027(b)	2,857,000	2,823,237

Synovus Bank, 5.63%, 02/15/2028	1,347,000	1,325,088

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(d)	4,602,000	4,814,842
U.S. Bancorp,
4.97%, 07/22/2033(d)	2,746,000	2,621,354
5.85%, 10/21/2033(c)(d)	4,953,000	5,109,840
4.84%, 02/01/2034(d)	6,998,000	6,702,458
2.49%, 11/03/2036(c)(d)	5,668,000	4,369,399

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co.,
3.53%, 03/24/2028(d)	$1,748,000	$ 1,619,397
4.81%, 07/25/2028(d)	2,076,000	2,022,291
4.15%, 01/24/2029(c)	2,778,000	2,603,749
4.90%, 07/25/2033(d)	2,036,000	1,945,744
3.07%, 04/30/2041(d)	929,000	674,214
5.38%, 11/02/2043(c)	5,935,000	5,618,998
4.75%, 12/07/2046	1,593,000	1,368,576
4.61%, 04/25/2053(d)	3,758,000	3,260,636
Westpac Banking Corp. (Australia),
5.41%, 08/10/2033(d)	241,000	230,988
2.67%, 11/15/2035(d)	101,000	77,642
		307,251,020

Diversified Capital Markets–2.43%
Credit Suisse AG (Switzerland),
7.95%, 01/09/2025	7,214,000	7,288,771
5.00%, 07/09/2027	5,407,000	4,959,487
7.50%, 02/15/2028	7,115,000	7,189,546
Credit Suisse Group AG (Switzerland),
6.44%, 08/11/2028(b)(d)	5,009,000	4,633,543
4.19%, 04/01/2031(b)(d)	2,540,000	2,016,235
6.54%, 08/12/2033(b)(d)	4,349,000	3,908,616
9.02%, 11/15/2033(b)(d)	1,830,000	1,923,383
4.50%(b)(c)(d)(e)	3,968,000	2,315,923
5.10%(b)(d)(e)	4,230,000	2,629,580
5.25%(b)(d)(e)	4,357,000	3,012,425
7.25%(b)(d)(e)	330,000	243,824
7.50%(b)(d)(e)	5,779,000	5,063,849
9.75%(b)(c)(d)(e)	3,746,000	3,399,121

Macquarie Bank Ltd. (Australia), 6.13%(b)(d)(e)	5,010,000	4,601,781

OWL Rock Core Income Corp., 4.70%, 02/08/2027(c)	2,046,000	1,869,810
UBS Group AG (Switzerland),
5.71%, 01/12/2027(b)(d)	1,277,000	1,274,914
4.75%, 05/12/2028(b)(d)	3,537,000	3,407,354
4.38%(b)(d)(e)	2,699,000	2,126,777
		61,864,939

Diversified Chemicals–0.48%

Braskem Netherlands Finance B.V. (Brazil), 7.25%, 02/13/2033(b)	2,670,000	2,608,403
Celanese US Holdings LLC,
5.90%, 07/05/2024	4,687,000	4,683,460
6.05%, 03/15/2025	5,013,000	4,996,333
		12,288,196

Diversified Metals & Mining–0.77%
BHP Billiton Finance (USA) Ltd. (Australia),
4.88%, 02/27/2026	6,055,000	6,017,685
4.75%, 02/28/2028	3,764,000	3,719,847
4.90%, 02/28/2033	4,372,000	4,356,818
Corp. Nacional del Cobre de Chile (Chile),
5.13%, 02/02/2033(b)	1,861,000	1,811,775
3.15%, 01/15/2051(b)	1,214,000	836,412

FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	2,088,000	1,764,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	$28,000	$ 25,168
6.13%, 04/01/2029(b)	511,000	451,663

Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	503,000	507,134

		19,490,624

Diversified REITs–0.83%

CubeSmart L.P., 2.50%, 02/15/2032	734,000	574,127
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,045,788
5.25%, 01/30/2026(b)	2,991,000	2,856,300
4.87%, 01/15/2030(b)	995,000	848,735
6.39%, 01/15/2050(b)	8,001,000	6,255,432
VICI Properties L.P.,
4.75%, 02/15/2028	3,429,000	3,237,765
4.95%, 02/15/2030	3,429,000	3,204,427
5.13%, 05/15/2032	250,000	232,188
		21,254,762

Diversified Support Services–0.04%
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	1,028,000	1,029,413

Drug Retail–0.09%
CVS Pass-Through Trust,
6.04%, 12/10/2028	914,030	921,276
5.77%, 01/10/2033(b)	1,469,617	1,432,873
		2,354,149

Education Services–0.14%

Grand Canyon University, 3.25%, 10/01/2023	3,480,000	3,436,500

Electric Utilities–3.77%

AEP Texas, Inc., 5.25%, 05/15/2052	2,013,000	1,915,534

Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	3,105,637	2,279,538
American Electric Power Co., Inc.,
5.75%, 11/01/2027	2,904,000	2,972,001
3.88%, 02/15/2062(d)	6,372,000	5,345,679

Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	1,703,000	1,212,425

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	2,082,000	2,084,769

Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/2052	1,308,000	1,401,103

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,016,000	2,966,658
Duke Energy Carolinas LLC,
4.95%, 01/15/2033(c)	4,241,000	4,179,726
5.35%, 01/15/2053	3,825,000	3,776,047
Duke Energy Corp.,
5.00%, 12/08/2027(c)	1,534,000	1,523,353
4.30%, 03/15/2028	2,316,000	2,213,440
5.00%, 08/15/2052	3,966,000	3,532,195
3.25%, 01/15/2082(d)	1,595,000	1,267,387

	Principal Amount	Value
Electric Utilities–(continued)

Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	$1,453,000	$ 1,305,695

Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	6,655,000	6,060,468
Enel Finance America LLC (Italy),
7.10%, 10/14/2027(b)(c)	1,455,000	1,528,591
2.88%, 07/12/2041(b)	1,466,000	916,239

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	2,952,000	3,028,186

Eversource Energy, Series R, 1.65%, 08/15/2030	88,000	67,933

Exelon Corp., 5.60%, 03/15/2053	2,843,000	2,779,805

FirstEnergy Corp., Series B, 4.15%, 07/15/2027	1,000,000	933,895

Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)	2,917,000	2,800,320
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	2,889,000	2,908,135
4.63%, 07/15/2027	5,027,000	4,889,380
5.00%, 07/15/2032	1,661,000	1,600,428

NRG Energy, Inc., 4.45%, 06/15/2029(b)	560,000	498,897
PacifiCorp,
2.90%, 06/15/2052	1,822,000	1,209,979
5.35%, 12/01/2053	8,978,000	8,872,164
Southern Co. (The),
5.70%, 10/15/2032	2,158,000	2,194,282
Series B, 4.00%, 01/15/2051(d)	10,782,000	10,136,697
Series 21-A, 3.75%, 09/15/2051(d)	1,355,000	1,157,932

Tampa Electric Co., 5.00%, 07/15/2052	1,612,000	1,496,942
Virginia Electric & Power Co.,
Series B, 3.75%, 05/15/2027	1,482,000	1,408,185
Series C, 4.63%, 05/15/2052	2,522,000	2,220,792
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	200,000	191,239
5.63%, 02/15/2027(b)	180,000	170,770
5.00%, 07/31/2027(b)	324,000	301,320
4.38%, 05/01/2029(b)(c)	605,000	523,348
		95,871,477

Electrical Components & Equipment–0.87%

Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	2,094,000	1,645,286

CenterPoint Energy Houston Electric LLC, Series AJ, 4.85%, 10/01/2052	4,371,000	4,163,257

EnerSys, 4.38%, 12/15/2027(b)	819,000	744,268
Regal Rexnord Corp.,
6.05%, 04/15/2028(b)	4,851,000	4,745,825
6.30%, 02/15/2030(b)	250,000	244,781
6.40%, 04/15/2033(b)	9,611,000	9,466,560

Sensata Technologies B.V., 5.88%, 09/01/2030(b)	1,067,000	1,012,963

		22,022,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Electronic Components–0.57%

Corning, Inc., 5.45%, 11/15/2079	$15,203,000	$ 13,506,539

Sensata Technologies, Inc., 3.75%, 02/15/2031(b)(c)	1,056,000	881,350

		14,387,889

Electronic Equipment & Instruments–0.18%

Trimble, Inc., 6.10%, 03/15/2033	2,987,000	2,980,862
Vontier Corp.,
2.40%, 04/01/2028	200,000	164,060
2.95%, 04/01/2031	1,794,000	1,368,391
		4,513,313

Electronic Manufacturing Services–0.10%

Jabil, Inc., 3.00%, 01/15/2031	3,244,000	2,669,781

Environmental & Facilities Services–0.07%

Clean Harbors, Inc., 6.38%, 02/01/2031(b)	1,746,000	1,735,618

Financial Exchanges & Data–1.00%

B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	3,543,000	2,939,804

Cboe Global Markets, Inc., 3.00%, 03/16/2032	3,172,000	2,684,755
Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	3,135,000	3,051,769
4.35%, 06/15/2029(c)	2,569,000	2,490,917
4.60%, 03/15/2033(c)	2,432,000	2,322,837
4.95%, 06/15/2052	3,337,000	3,165,959
5.20%, 06/15/2062	2,529,000	2,490,219
Moody’s Corp.,
4.25%, 08/08/2032(c)	1,214,000	1,124,481
2.75%, 08/19/2041	1,370,000	944,441
5.25%, 07/15/2044	1,298,000	1,242,085
3.75%, 02/25/2052	1,639,000	1,256,105
3.10%, 11/29/2061	2,997,000	1,867,098
		25,580,470

Food Distributors–0.10%
American Builders & Contractors Supply Co., Inc.,
4.00%, 01/15/2028(b)	512,000	458,726
3.88%, 11/15/2029(b)	2,605,000	2,151,965
		2,610,691

General Merchandise Stores–0.52%
Dollar General Corp.,
4.63%, 11/01/2027	1,560,000	1,523,750
5.00%, 11/01/2032	1,375,000	1,334,660
5.50%, 11/01/2052	2,746,000	2,687,405
Target Corp.,
4.40%, 01/15/2033(c)	5,016,000	4,759,853
4.80%, 01/15/2053(c)	3,134,000	2,930,839
		13,236,507

Gold–0.02%

New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	533,000	459,798

	Principal Amount	Value
Health Care Equipment–0.53%
Alcon Finance Corp. (Switzerland),
5.38%, 12/06/2032(b)	$2,329,000	$ 2,340,267
5.75%, 12/06/2052(b)	1,860,000	1,892,294

Becton, Dickinson and Co., 4.69%, 02/13/2028	9,435,000	9,227,779

		13,460,340

Health Care Facilities–0.50%

Encompass Health Corp., 4.50%, 02/01/2028	506,000	465,029
HCA, Inc.,
5.00%, 03/15/2024	7,618,000	7,569,259
5.38%, 02/01/2025	317,000	314,152
5.25%, 04/15/2025	151,000	149,572
5.88%, 02/15/2026	166,000	165,954
5.38%, 09/01/2026	111,000	109,459
5.88%, 02/01/2029	216,000	216,095
3.50%, 09/01/2030(c)	1,234,000	1,062,017
Tenet Healthcare Corp.,
4.88%, 01/01/2026(c)	1,011,000	963,818
6.13%, 06/15/2030(b)	1,884,000	1,797,162

		12,812,517

Health Care REITs–0.22%

CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	531,000	451,657
Diversified Healthcare Trust,
4.75%, 05/01/2024	257,000	230,205
9.75%, 06/15/2025	241,000	233,799
4.38%, 03/01/2031	268,000	186,058

Healthcare Realty Holdings L.P., 2.00%, 03/15/2031	933,000	713,147
MPT Operating Partnership L.P./MPT Finance Corp.,
4.63%, 08/01/2029	2,064,000	1,545,461
3.50%, 03/15/2031(c)	682,000	468,179
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	230,000	181,538
3.25%, 04/15/2033	2,287,000	1,637,053
		5,647,097

Health Care Services–0.83%
Cigna Group (The),
7.88%, 05/15/2027	4,420,000	4,816,939
4.38%, 10/15/2028	1,388,000	1,333,623
4.80%, 08/15/2038	3,873,000	3,572,100
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	377,000	302,169
4.75%, 02/15/2031(b)	251,000	194,194

DaVita, Inc., 3.75%, 02/15/2031(b)	332,000	251,037
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	6,567,000	5,171,533
Series 2042, 2.72%, 01/01/2042	1,513,000	1,047,661
2.86%, 01/01/2052	1,729,000	1,130,569

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	4,628,000	2,756,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care Services–(continued)

Select Medical Corp., 6.25%, 08/15/2026(b)(c)	$509,000	$ 486,678

		21,063,199

Health Care Supplies–0.03%

Medline Borrower L.P., 3.88%, 04/01/2029(b)	841,000	701,709

Home Improvement Retail–0.73%

Home Depot, Inc. (The), 4.95%, 09/15/2052(c)	2,001,000	1,923,985
Lowe’s Cos., Inc.,
5.00%, 04/15/2033(c)	7,324,000	7,053,506
5.63%, 04/15/2053(c)	5,472,000	5,243,303
5.80%, 09/15/2062	4,561,000	4,411,525
		18,632,319

Homebuilding–0.41%

Lennar Corp., 4.75%, 11/29/2027	1,965,000	1,884,066
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	4,167,000	3,475,192
6.00%, 01/15/2043	3,525,000	2,989,814
3.97%, 08/06/2061	3,651,000	2,106,202
		10,455,274

Hotel & Resort REITs–0.06%
Service Properties Trust,
5.50%, 12/15/2027	1,168,000	1,053,755
4.38%, 02/15/2030	644,000	492,767
		1,546,522

Hotels, Resorts & Cruise Lines–0.17%
Carnival Corp.,
5.75%, 03/01/2027(b)	295,000	243,027
4.00%, 08/01/2028(b)	580,000	490,918
Expedia Group, Inc.,
4.63%, 08/01/2027	3,434,000	3,279,480
2.95%, 03/15/2031(c)	185,000	148,739

Royal Caribbean Cruises Ltd., 4.25%, 07/01/2026(b)	103,000	89,961

		4,252,125

Household Products–0.02%

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	582,000	473,472

Housewares & Specialties–0.01%

Newell Brands, Inc., 6.38%, 09/15/2027	175,000	174,248

Hypermarkets & Super Centers–0.45%
Walmart, Inc.,
4.15%, 09/09/2032(c)	3,472,000	3,348,808
6.50%, 08/15/2037	4,491,000	5,255,236
4.50%, 09/09/2052(c)	2,947,000	2,780,292
		11,384,336

Independent Power Producers & Energy Traders–0.40%

AES Corp. (The), 2.45%, 01/15/2031	1,774,000	1,410,557

Calpine Corp., 3.75%, 03/01/2031(b)(c)	3,338,000	2,713,263

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)(c)	$589,000	$ 541,159

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	4,822,000	3,087,575

TransAlta Corp. (Canada), 7.75%, 11/15/2029	476,000	487,165

Vistra Corp., 7.00%(b)(d)(e)	2,207,000	2,066,668

		10,306,387

Industrial Conglomerates–0.45%

Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(b)	2,813,000	2,517,748

Honeywell International, Inc., 5.00%, 02/15/2033(c)	8,879,000	8,978,962
		11,496,710

Industrial Machinery–0.15%

EnPro Industries, Inc., 5.75%, 10/15/2026	996,000	951,538

Flowserve Corp., 2.80%, 01/15/2032	686,000	528,817

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	66,000	57,130

Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	2,501,000	2,191,784

		3,729,269

Industrial REITs–0.23%

LXP Industrial Trust, 2.38%, 10/01/2031	908,000	689,544

Prologis L.P., 4.63%, 01/15/2033(c)	5,354,000	5,186,683

		5,876,227

Insurance Brokers–0.39%

Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 6.75%, 04/15/2028(b)	342,000	334,820

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	1,649,000	1,649,487
Arthur J. Gallagher & Co.,
5.50%, 03/02/2033	2,409,000	2,409,509
5.75%, 03/02/2053	4,015,000	3,999,529

Marsh & McLennan Cos., Inc., 6.25%, 11/01/2052	1,453,000	1,615,204

		10,008,549

Integrated Oil & Gas–1.58%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033(c)	5,886,000	5,784,003
3.06%, 06/17/2041	2,581,000	1,911,990
3.00%, 03/17/2052	2,137,000	1,436,843

BP Capital Markets PLC (United Kingdom), 4.38%(d)(e)	3,652,000	3,490,916

Ecopetrol S.A. (Colombia), 8.88%, 01/13/2033	6,895,000	6,764,068

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	2,412,000	2,183,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Occidental Petroleum Corp.,
5.55%, 03/15/2026(c)	$322,000	$ 320,623
8.50%, 07/15/2027	87,000	93,433
6.13%, 01/01/2031	913,000	920,751
6.20%, 03/15/2040	468,000	456,932
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	5,790,000	5,446,332
6.70%, 02/16/2032	3,593,000	2,859,619
10.00%, 02/07/2033(b)	2,215,000	2,136,146

Petronas Capital Ltd. (Malaysia), 3.40%, 04/28/2061(b)	2,779,000	1,960,107

Saudi Arabian Oil Co. (Saudi Arabia), 4.38%, 04/16/2049(b)	2,407,000	2,036,861
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	1,164,000	857,304
3.00%, 11/26/2051	2,404,000	1,666,116
		40,325,988

Integrated Telecommunication Services–1.10%
Altice France S.A. (France),
8.13%, 02/01/2027(b)(c)	472,000	441,745
5.13%, 07/15/2029(b)	603,000	467,946
5.50%, 10/15/2029(b)	325,000	254,697

AT&T, Inc., 3.55%, 09/15/2055	6,696,000	4,541,283

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(d)	6,220,000	5,477,581
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(b)	2,169,000	1,858,833
6.25%, 11/29/2028(b)	1,677,000	1,381,429

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	1,250,000	1,169,475

Iliad Holding S.A.S.U. (France), 7.00%, 10/15/2028(b)	300,000	275,947

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,285,000	809,550

Sitios Latinoamerica S.A.B. de C.V. (Mexico), 5.38%, 04/04/2032(b)	3,688,000	3,265,724

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	1,018,000	992,275

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,231,000	2,358,655
Verizon Communications, Inc.,
2.55%, 03/21/2031(c)	739,000	604,823
2.65%, 11/20/2040	850,000	576,442
3.40%, 03/22/2041	968,000	730,293
3.00%, 11/20/2060	2,690,000	1,622,441
3.70%, 03/22/2061	1,780,000	1,252,728
		28,081,867

Interactive Home Entertainment–0.17%

Electronic Arts, Inc., 2.95%, 02/15/2051	1,668,000	1,070,142

Roblox Corp., 3.88%, 05/01/2030(b)(c)	3,907,000	3,215,500

		4,285,642

	Principal Amount	Value
Interactive Media & Services–0.76%
Match Group Holdings II LLC,
4.63%, 06/01/2028(b)	$790,000	$ 702,434
5.63%, 02/15/2029(b)(c)	4,618,000	4,258,662
3.63%, 10/01/2031(b)	55,000	43,087
Meta Platforms, Inc.,
3.85%, 08/15/2032(c)	2,771,000	2,491,202
4.45%, 08/15/2052	1,864,000	1,546,980
4.65%, 08/15/2062	4,435,000	3,688,344
Tencent Holdings Ltd. (China),
3.60%, 01/19/2028(b)	4,305,000	3,964,090
3.93%, 01/19/2038(b)(c)	3,137,000	2,535,859
		19,230,658

Internet & Direct Marketing Retail–0.18%

Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051	3,700,000	2,381,466

Prosus N.V. (China), 3.26%, 01/19/2027(b)	2,374,000	2,112,774

QVC, Inc., 5.45%, 08/15/2034	225,000	112,383

		4,606,623

Internet Services & Infrastructure–0.16%

Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	496,000	480,326
Twilio, Inc.,
3.63%, 03/15/2029	2,236,000	1,880,568
3.88%, 03/15/2031(c)	1,218,000	998,547

VeriSign, Inc., 2.70%, 06/15/2031	935,000	755,493

		4,114,934

Investment Banking & Brokerage–2.13%
Charles Schwab Corp. (The),
5.63% (SOFR + 1.05%), 03/03/2027(f)	3,708,000	3,716,306
2.90%, 03/03/2032(c)	1,093,000	925,325
Series G, 5.38%(d)(e)	231,000	228,690
Series K, 5.00%(c)(d)(e)	2,590,000	2,441,075
Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	1,779,000	1,714,239
5.16% (SOFR + 0.79%), 12/09/2026(f)	4,954,000	4,864,869
5.18% (SOFR + 0.81%), 03/09/2027(c)(f)	6,644,000	6,556,541
5.46% (SOFR + 0.92%), 10/21/2027(f)	1,529,000	1,500,927
5.70% (SOFR + 1.12%), 02/24/2028(f)	1,503,000	1,491,124
4.48%, 08/23/2028(c)(d)	2,577,000	2,471,144
2.65%, 10/21/2032(d)	1,722,000	1,373,996
6.75%, 10/01/2037	3,603,000	3,840,383
4.80%, 07/08/2044	3,228,000	2,900,637
Series T, 3.80%(d)(e)	146,000	125,486
Series V, 4.13%(c)(d)(e)	2,539,000	2,183,540

JAB Holdings B.V. (Austria), 4.50%, 04/08/2052(b)	8,495,000	6,214,541
Morgan Stanley,
5.12%, 02/01/2029(c)(d)	2,344,000	2,302,742
3.62%, 04/01/2031(d)	1,709,000	1,514,568
2.51%, 10/20/2032(d)	1,069,000	846,769
5.95%, 01/19/2038(d)	1,886,000	1,844,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
National Securities Clearing Corp., 5.10%, 11/21/2027(b)	$4,355,000	$4,351,428

Raymond James Financial, Inc., 3.75%, 04/01/2051	1,210,000	910,766

		54,319,234

IT Consulting & Other Services–0.10%
DXC Technology Co., 2.38%, 09/15/2028(c)	2,040,000	1,709,356

Gartner, Inc.,
4.50%, 07/01/2028(b)	569,000	522,883

3.63%, 06/15/2029(b)	294,000	254,525

3.75%, 10/01/2030(b)	176,000	149,182

		2,635,946

Leisure Facilities–0.04%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	477,000	510,819

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	563,000	496,482

		1,007,301

Leisure Products–0.13%
Brunswick Corp., 5.10%, 04/01/2052	4,422,000	3,219,806

Life & Health Insurance–3.10%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	5,128,000	5,037,295

Athene Holding Ltd.,
4.13%, 01/12/2028	4,709,000	4,409,157

6.15%, 04/03/2030(c)	2,797,000	2,828,092

3.45%, 05/15/2052	1,874,000	1,193,813

Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	5,895,000	5,507,463

Series 21-1, 2.66%, 06/29/2026(b)	13,992,000	12,469,670

F&G Annuities & Life, Inc., 7.40%, 01/13/2028(b)	4,624,000	4,629,041

GA Global Funding Trust, 2.90%, 01/06/2032(b)	3,208,000	2,541,921

Lincoln National Corp., Series C, 9.25%(c)(d)(e)	2,708,000	2,966,343

MAG Mutual Holding Co., 4.75%, 04/30/2041(g)	11,777,000	10,123,731

MetLife, Inc.,
5.00%, 07/15/2052	1,552,000	1,489,331

5.25%, 01/15/2054	6,853,000	6,716,916

Series D, 5.88%(d)(e)	300,000	290,310

Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	2,040,000	1,519,744

New York Life Global Funding, 4.55%, 01/28/2033(b)	4,423,000	4,261,749

Pacific Life Global Funding II,
5.28% (SOFR + 0.80%), 03/30/2025(b)(f)	4,852,000	4,843,882

5.20% (SOFR + 0.62%), 06/04/2026(b)(f)	2,167,000	2,111,498

Pacific LifeCorp, 3.35%, 09/15/2050(b)	1,428,000	1,007,590

	Principal Amount	Value

Life & Health Insurance–(continued)
Prudential Financial, Inc.,
3.91%, 12/07/2047	$1,062,000	$840,130

6.00%, 09/01/2052(c)(d)	3,755,000	3,622,310

Sammons Financial Group, Inc., 4.75%, 04/08/2032(b)	750,000	634,224

		79,044,210

Life Sciences Tools & Services–0.01%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	310,000	255,828

Managed Health Care–1.18%
Centene Corp.,
4.25%, 12/15/2027	5,000,000	4,624,750

2.50%, 03/01/2031(c)	3,193,000	2,492,184

Kaiser Foundation Hospitals, Series 2021,
2.81%, 06/01/2041	3,275,000	2,405,110

3.00%, 06/01/2051	3,415,000	2,377,858

UnitedHealth Group, Inc.,
5.25%, 02/15/2028(c)	4,255,000	4,315,037

5.30%, 02/15/2030(c)	7,237,000	7,347,758

5.35%, 02/15/2033(c)	6,219,000	6,366,216

		29,928,913

Marine–0.02%
NCL Corp. Ltd., 5.88%, 02/15/2027(b)	536,000	497,655

Metal & Glass Containers–0.01%
Ball Corp., 5.25%, 07/01/2025	359,000	353,615

Mortgage REITs–0.02%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	607,000	494,306

Movies & Entertainment–0.79%
Netflix, Inc.,
5.88%, 11/15/2028	461,000	467,915

5.38%, 11/15/2029(b)	252,000	248,276

Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	1,560,000	1,396,416

2.00%, 09/03/2030	2,480,000	1,890,693

Warnermedia Holdings, Inc.,
4.28%, 03/15/2032(b)	295,000	254,835

5.05%, 03/15/2042(b)	6,400,000	5,189,452

5.14%, 03/15/2052(b)	5,872,000	4,606,948

5.39%, 03/15/2062(b)	7,017,000	5,479,499

WMG Acquisition Corp., 3.75%, 12/01/2029(b)(c)	571,000	482,533

		20,016,567

Multi-line Insurance–0.21%
Allianz SE (Germany), 3.20%(b)(d)(e)	2,007,000	1,514,651

Massachusetts Mutual Life Insurance Co., 5.67%, 12/01/2052(b)	1,417,000	1,435,639

Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)(c)	2,759,000	2,361,675

		5,311,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value

Multi-Utilities–0.54%
Ameren Illinois Co., 5.90%, 12/01/2052	$1,440,000	$1,565,959

Dominion Energy, Inc., Series C,
2.25%, 08/15/2031	354,000	280,174

5.38%, 11/15/2032(c)	7,089,000	6,963,842

WEC Energy Group, Inc.,
5.15%, 10/01/2027	2,802,000	2,789,343

4.75%, 01/15/2028	2,209,000	2,166,027

		13,765,345

Office REITs–0.80%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	1,448,000	1,384,233

4.75%, 04/15/2035	699,000	661,757

5.15%, 04/15/2053	1,901,000	1,767,009

Boston Properties L.P.,
2.90%, 03/15/2030	1,976,000	1,624,407

3.25%, 01/30/2031	989,000	826,446

2.55%, 04/01/2032(c)	1,971,000	1,509,474

2.45%, 10/01/2033(c)	1,975,000	1,444,406

Brandywine Operating Partnership L.P., 7.55%, 03/15/2028(c)	5,176,000	5,079,524

Highwoods Realty L.P., 2.60%, 02/01/2031	85,000	63,293

Office Properties Income Trust,
4.50%, 02/01/2025	4,353,000	4,007,565

2.40%, 02/01/2027	2,634,000	1,948,239

		20,316,353

Oil & Gas Drilling–0.08%
Nabors Industries, Inc., 7.38%, 05/15/2027(b)	509,000	491,063

Rockies Express Pipeline LLC,
4.95%, 07/15/2029(b)	222,000	193,318

4.80%, 05/15/2030(b)	430,000	372,221

6.88%, 04/15/2040(b)	339,000	278,009

Transocean, Inc., 8.75%, 02/15/2030(b)	251,000	255,695

Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(h)	182,000	186,031

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(h)	292,000	298,468

		2,074,805

Oil & Gas Equipment & Services–0.25%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	1,385,000	1,279,577

Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	2,670,000	2,637,533

Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	3,614,000	2,344,853

		6,261,963

Oil & Gas Exploration & Production–1.80%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	1,046,000	1,007,394

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Apache Corp.,
7.75%, 12/15/2029	$2,305,000	$2,387,700

4.25%, 01/15/2030	277,000	245,092

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	476,000	462,446

Callon Petroleum Co., 8.00%, 08/01/2028(b)	501,000	491,769

Cameron LNG LLC,
3.30%, 01/15/2035(b)	1,635,000	1,363,485

3.40%, 01/15/2038(b)	2,982,000	2,502,278

Comstock Resources, Inc., 6.75%, 03/01/2029(b)	508,000	467,982

Devon Energy Corp.,
5.25%, 10/15/2027	7,370,000	7,289,435

5.88%, 06/15/2028	4,565,000	4,595,842

Diamondback Energy, Inc., 6.25%, 03/15/2053(c)	7,220,000	7,107,060

EQT Corp., 5.70%, 04/01/2028	1,563,000	1,537,811

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(b)	2,617,712	2,216,340

2.94%, 09/30/2040(b)	3,734,672	2,953,068

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	255,000	241,982

8.00%, 01/15/2027	480,000	469,922

7.75%, 02/01/2028	304,000	291,354

8.88%, 04/15/2030	1,264,000	1,271,656

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	190,000	176,720

6.00%, 04/15/2030(b)	408,000	370,697

6.25%, 04/15/2032(b)	154,000	139,845

Murphy Oil Corp.,
6.38%, 07/15/2028	2,418,000	2,336,564

6.13%, 12/01/2042	180,000	142,610

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	298,000	244,639

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	2,520,000	2,574,432

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	3,661,000	3,052,359

		45,940,482

Oil & Gas Refining & Marketing–0.02%
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	585,000	492,041

Oil & Gas Storage & Transportation–6.57%
Boardwalk Pipelines L.P.,
3.40%, 02/15/2031	1,401,000	1,189,428

3.60%, 09/01/2032(c)	3,083,000	2,591,069

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	1,038,000	1,033,775

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	540,000	475,697

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	1,483,000	1,691,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Enbridge, Inc. (Canada),
3.40%, 08/01/2051	$876,000	$604,437

7.38%, 01/15/2083(d)	4,812,000	4,773,504

7.63%, 01/15/2083(d)	3,645,000	3,713,344

Energy Transfer L.P.,
5.88%, 01/15/2024	508,000	508,570

2.90%, 05/15/2025	1,400,000	1,321,795

5.55%, 02/15/2028	1,026,000	1,023,004

3.75%, 05/15/2030	3,867,000	3,434,010

5.75%, 02/15/2033	2,465,000	2,428,296

4.90%, 03/15/2035	8,820,000	7,938,420

5.00%, 05/15/2050	5,916,000	4,857,148

Series A, 8.89% (3 mo. USD LIBOR + 4.03%)(e)(f)	342,000	324,473

Enterprise Products Operating LLC,
3.13%, 07/31/2029(c)	350,000	308,903

5.35%, 01/31/2033	241,000	241,018

4.80%, 02/01/2049	1,846,000	1,618,289

4.20%, 01/31/2050	1,998,000	1,606,941

3.30%, 02/15/2053	1,208,000	820,600

Series D, 6.88%, 03/01/2033	2,136,000	2,366,135

7.86% (3 mo. USD LIBOR + 2.99%), 08/16/2077(f)	4,274,000	4,094,764

EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	164,000	160,886

6.50%, 07/01/2027(b)	411,000	389,747

Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	522,000	496,417

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(b)	2,100,000	2,097,851

6.51%, 02/23/2042(b)	2,700,000	2,756,025

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	729,000	710,392

Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024(c)	1,529,000	1,507,595

Kinder Morgan, Inc.,
7.80%, 08/01/2031	13,987,000	15,578,845

7.75%, 01/15/2032	14,427,000	16,116,269

4.80%, 02/01/2033(c)	7,599,000	7,048,151

5.20%, 06/01/2033	4,486,000	4,274,728

3.25%, 08/01/2050	200,000	127,008

5.45%, 08/01/2052	6,687,000	5,979,921

MPLX L.P.,
4.80%, 02/15/2029	1,835,000	1,764,271

5.00%, 03/01/2033	2,548,000	2,392,409

4.70%, 04/15/2048	2,167,000	1,745,224

5.50%, 02/15/2049	2,982,000	2,682,958

4.95%, 03/14/2052	5,473,000	4,558,133

5.65%, 03/01/2053	997,000	919,062

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	273,000	247,361

NGPL PipeCo LLC, 7.77%, 12/15/2037(b)	9,971,000	10,799,123

Northern Natural Gas Co., 3.40%, 10/16/2051(b)	1,010,000	699,147

ONEOK Partners L.P., 6.85%, 10/15/2037	3,177,000	3,310,000

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.,
6.35%, 01/15/2031	$4,496,000	$4,610,626

6.10%, 11/15/2032(c)	1,871,000	1,882,660

Plains All American Pipeline L.P., Series B, 8.97% (3 mo. USD LIBOR + 4.11%)(e)(f)	385,000	358,031

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	200,000	173,625

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037(b)	3,044,000	3,046,687

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	509,000	483,893

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	694,600

Targa Resources Corp.,
5.20%, 07/01/2027	3,266,000	3,213,389

6.25%, 07/01/2052	3,369,000	3,219,898

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 01/15/2028	201,000	191,624

5.50%, 03/01/2030	63,000	59,767

TMS ISSUER S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)	1,055,000	1,074,602

Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(b)	2,908,000	2,374,237

Williams Cos., Inc. (The),
4.55%, 06/24/2024	399,000	393,620

3.50%, 11/15/2030	1,033,000	904,842

2.60%, 03/15/2031	2,296,000	1,864,452

4.65%, 08/15/2032(c)	2,190,000	2,041,850

5.65%, 03/15/2033	4,188,000	4,188,667

3.50%, 10/15/2051	1,665,000	1,138,649

		167,242,353

Other Diversified Financial Services–1.00%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.50%, 09/15/2023	2,340,000	2,324,343

3.00%, 10/29/2028	454,000	387,009

Avolon Holdings Funding Ltd. (Ireland),
4.25%, 04/15/2026(b)	1,558,000	1,446,850

2.75%, 02/21/2028(b)	431,000	360,148

Carlyle Finance LLC, 5.65%, 09/15/2048(b)	360,000	333,189

Corebridge Financial, Inc., 6.88%, 12/15/2052(b)(c)(d)	4,451,000	4,407,325

Jackson Financial, Inc.,
5.17%, 06/08/2027(c)	2,181,000	2,160,991

5.67%, 06/08/2032(c)	261,000	255,297

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	536,000	471,047

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	580,000	490,376

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	4,785,000	4,718,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)
Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(b)	$3,600,000	$2,808,738

3.25%, 10/01/2031(b)	6,400,000	4,849,696

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	635,000	559,126

		25,572,353

Packaged Foods & Meats–0.34%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.63%, 01/15/2032(b)(c)	2,697,000	2,163,048

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	8,139,000	6,398,290

		8,561,338

Paper Packaging–0.30%
Berry Global, Inc., 1.65%, 01/15/2027	8,891,000	7,635,863

Paper Products–0.12%
Suzano Austria GmbH (Brazil),
2.50%, 09/15/2028	1,519,000	1,271,783

Series DM3N, 3.13%, 01/15/2032(c)	2,139,000	1,687,171

		2,958,954

Pharmaceuticals–0.49%
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	783,000	489,375

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	115,000	100,001

Eli Lilly and Co.,
4.70%, 02/27/2033	3,323,000	3,306,848

4.88%, 02/27/2053	3,202,000	3,199,136

4.95%, 02/27/2063	3,733,000	3,714,409

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	2,290,000	1,557,448

Royalty Pharma PLC, 2.20%, 09/02/2030	82,000	64,364

		12,431,581

Property & Casualty Insurance–0.25%
Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028(c)	2,343,000	2,247,792

4.63%, 04/29/2030	300,000	275,920

First American Financial Corp., 2.40%, 08/15/2031	1,127,000	842,339

Liberty Mutual Group, Inc., 5.50%, 06/15/2052(b)	3,230,000	3,032,191

		6,398,242

Railroads–1.39%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	13,502,000	13,830,270

CSX Corp., 4.50%, 11/15/2052(c)	4,976,000	4,324,624

Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	2,181,000	1,483,834

	Principal
	Amount	Value

Railroads–(continued)
Union Pacific Corp.,
4.50%, 01/20/2033(c)	$5,437,000	$5,237,332

4.95%, 09/09/2052(c)	5,367,000	5,183,240

5.15%, 01/20/2063(c)	5,492,000	5,290,153

		35,349,453

Real Estate Development–0.31%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(b)	200,000	123,549

5.50%, 04/21/2025(b)	1,950,000	1,176,220

6.05%, 10/13/2025(b)	1,493,000	835,940

5.50%, 05/17/2026(b)	376,000	199,137

Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(b)	614,000	436,660

Essential Properties L.P., 2.95%, 07/15/2031	2,004,000	1,494,087

Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(b)	899,000	838,318

Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(b)	961,000	273,913

Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	1,430,000	1,097,243

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	1,090,000	927,753

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(b)	833,000	608,563

		8,011,383

Regional Banks–2.86%
Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	3,816,000	3,595,679

Series G, 4.00%(d)(e)	3,379,000	2,852,413

Fifth Third Bancorp,
2.55%, 05/05/2027	941,000	852,812

6.36%, 10/27/2028(d)	3,005,000	3,097,329

4.77%, 07/28/2030(d)	4,273,000	4,098,687

4.34%, 04/25/2033(d)	2,480,000	2,295,735

Huntington Bancshares, Inc., 4.44%, 08/04/2028(c)(d)	2,113,000	2,019,681

KeyCorp, 4.79%, 06/01/2033(d)	1,751,000	1,642,573

M&T Bank Corp., 5.05%, 01/27/2034(c)(d)	3,250,000	3,103,275

PNC Financial Services Group, Inc. (The),
4.63%, 06/06/2033(c)(d)	6,086,000	5,656,983

6.04%, 10/28/2033(d)	3,596,000	3,739,797

5.07%, 01/24/2034(d)	3,678,000	3,559,021

Series V, 6.20%(c)(d)(e)	4,936,000	4,874,300

Series W, 6.25%(d)(e)	5,640,000	5,470,800

SVB Financial Group,
1.80%, 02/02/2031	377,000	280,211

Series D, 4.25%(d)(e)	7,204,000	5,115,703

Series E, 4.70%(d)(e)	4,585,000	3,183,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount	Value

Regional Banks–(continued)
Truist Financial Corp.,
4.12%, 06/06/2028(c)(d)	$3,109,000	$2,974,667

4.87%, 01/26/2029(c)(d)	3,477,000	3,414,394

4.92%, 07/28/2033(d)	7,696,000	7,270,615

6.12%, 10/28/2033(c)(d)	3,549,000	3,723,106

		72,820,821

Reinsurance–0.53%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	1,165,000	788,487

Global Atlantic Fin Co.,
4.40%, 10/15/2029(b)	7,415,000	6,399,085

3.13%, 06/15/2031(b)	1,042,000	813,091

4.70%, 10/15/2051(b)(d)	6,477,000	5,479,574

		13,480,237

Renewable Electricity–0.07%
NSTAR Electric Co., 4.55%, 06/01/2052	2,013,000	1,819,682

Research & Consulting Services–0.02%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)(c)	539,000	446,392

Residential REITs–0.25%
American Homes 4 Rent L.P., 3.63%, 04/15/2032(c)	2,371,000	2,005,566

AvalonBay Communities, Inc., 5.00%, 02/15/2033	1,297,000	1,291,948

Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	107,000	88,576

Spirit Realty L.P.,
3.40%, 01/15/2030	2,080,000	1,760,995

2.70%, 02/15/2032	352,000	269,534

UDR, Inc., 3.00%, 08/15/2031	1,136,000	959,267

		6,375,886

Restaurants–0.85%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	495,000	440,925

3.50%, 02/15/2029(b)	341,000	289,546

4.00%, 10/15/2030(b)	2,696,000	2,229,484

Aramark Services, Inc., 5.00%, 04/01/2025(b)	515,000	500,104

Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(b)	3,812,000	3,642,366

McDonald’s Corp., 5.15%, 09/09/2052	4,828,000	4,635,079

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	541,000	452,376

Starbucks Corp., 4.75%, 02/15/2026	9,091,000	9,007,112

Yum! Brands, Inc., 5.38%, 04/01/2032(c)	516,000	478,722

		21,675,714

Retail REITs–0.52%
Agree L.P., 2.60%, 06/15/2033	383,000	293,015

Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	2,209,000	1,954,685

	Principal Amount	Value

Retail REITs–(continued)
Kimco Realty OP LLC, 2.70%, 10/01/2030	$850,000	$703,713

Kite Realty Group Trust, 4.75%, 09/15/2030(c)	2,295,000	2,058,900

National Retail Properties, Inc., 3.50%, 04/15/2051	1,811,000	1,254,036

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	246,000	237,641

Realty Income Corp.,
4.85%, 03/15/2030(c)	1,080,000	1,048,594

3.25%, 01/15/2031	1,306,000	1,139,984

5.63%, 10/13/2032(c)	2,729,000	2,785,105

Regency Centers L.P., 4.13%, 03/15/2028	1,770,000	1,647,541

		13,123,214

Semiconductor Equipment–0.12%
Entegris Escrow Corp.,
4.75%, 04/15/2029(b)	535,000	486,937

5.95%, 06/15/2030(b)	2,504,000	2,332,057

NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030	289,000	250,270

		3,069,264

Semiconductors–0.53%
Broadcom, Inc.,
2.45%, 02/15/2031(b)	1,112,000	881,736

3.47%, 04/15/2034(b)	2,554,000	2,023,005

3.14%, 11/15/2035(b)	1,126,000	830,789

3.19%, 11/15/2036(b)	4,245,000	3,076,095

Marvell Technology, Inc., 2.95%, 04/15/2031	219,000	176,340

Micron Technology, Inc.,
4.98%, 02/06/2026(c)	1,586,000	1,567,501

4.19%, 02/15/2027	4,272,000	4,046,357

2.70%, 04/15/2032	1,189,000	902,871

Skyworks Solutions, Inc., 3.00%, 06/01/2031	125,000	101,160

		13,605,854

Soft Drinks–0.23%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	155,000	117,744

Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(b)	6,478,000	5,610,726

		5,728,470

Sovereign Debt–2.26%
Airport Authority (Hong Kong),
4.88%, 01/12/2033(b)	2,432,000	2,447,722

3.25%, 01/12/2052(b)	4,503,000	3,385,631

Bahamas Government International Bond (Bahamas), 9.00%, 06/16/2029(b)	1,494,000	1,363,518

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	7,510,400

Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(b)	2,455,000	2,393,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

	Principal
	Amount	Value

Sovereign Debt–(continued)
Colombia Government International Bond (Colombia),
8.00%, 04/20/2033	$2,717,000	$2,687,380

7.50%, 02/02/2034	1,795,000	1,704,350

Dominican Republic International Bond (Dominican Republic),
7.05%, 02/03/2031(b)	1,450,000	1,451,174

5.30%, 01/21/2041(b)	1,455,000	1,143,496

Egypt Government International Bond (Egypt),
5.88%, 02/16/2031(b)	1,464,000	979,854

7.50%, 02/16/2061(b)	1,425,000	837,380

Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)	1,905,000	723,043

Indonesia Government International Bond (Indonesia), 4.55%, 01/11/2028	3,635,000	3,575,257

Israel Government International Bond (Israel), 4.50%, 01/17/2033	3,266,000	3,165,479

Mexico Government International Bond (Mexico),
6.35%, 02/09/2035	1,685,000	1,732,995

4.40%, 02/12/2052	2,855,000	2,172,443

Oman Government International Bond (Oman), 6.25%, 01/25/2031(b)	1,140,000	1,155,556

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(b)	3,149,000	2,371,964

Philippine Government International Bond (Philippines),
4.63%, 07/17/2028	1,520,000	1,503,854

5.50%, 01/17/2048	1,048,000	1,064,326

Romanian Government International Bond (Romania),
6.63%, 02/17/2028(b)	2,522,000	2,581,582

7.13%, 01/17/2033(b)	3,398,000	3,567,152

Saudi Government International Bond (Saudi Arabia),
4.75%, 01/18/2028(b)	1,765,000	1,747,864

4.88%, 07/18/2033(b)	3,142,000	3,097,148

5.00%, 01/18/2053(b)	3,384,000	3,096,360

		57,459,025

Specialized Consumer Services–0.11%
Ashtead Capital, Inc. (United Kingdom), 5.55%, 05/30/2033(b)	1,852,000	1,776,646

Carriage Services, Inc., 4.25%, 05/15/2029(b)	1,196,000	962,589

		2,739,235

Specialized Finance–1.01%
Blackstone Private Credit Fund,
1.75%, 09/15/2024	954,000	889,453

7.05%, 09/29/2025(b)	2,518,000	2,528,614

2.63%, 12/15/2026	202,000	171,713

3.25%, 03/15/2027	397,000	342,162

IP Lending VII Ltd. (Bermuda), Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(g)	7,644,000	7,644,000

	Principal
	Amount	Value

Specialized Finance–(continued)
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	$3,988,000	$3,813,643

National Rural Utilities Cooperative Finance Corp.,
4.45%, 03/13/2026	6,622,000	6,487,606

2.75%, 04/15/2032	1,522,000	1,255,063

5.80%, 01/15/2033	2,557,000	2,634,965

		25,767,219

Specialized REITs–0.50%
American Tower Corp.,
2.70%, 04/15/2031	2,522,000	2,045,906

4.05%, 03/15/2032(c)	1,639,000	1,460,856

3.10%, 06/15/2050	1,996,000	1,243,818

Crown Castle, Inc., 2.50%, 07/15/2031	894,000	721,815

EPR Properties,
4.75%, 12/15/2026	1,202,000	1,099,057

3.60%, 11/15/2031(c)	1,712,000	1,290,071

Extra Space Storage L.P.,
2.55%, 06/01/2031	1,041,000	829,053

2.35%, 03/15/2032	133,000	101,992

Life Storage L.P., 2.40%, 10/15/2031(c)	1,447,000	1,146,582

SBA Communications Corp.,
3.88%, 02/15/2027	255,000	231,003

3.13%, 02/01/2029	3,232,000	2,671,571

		12,841,724

Specialty Chemicals–0.53%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	3,457,000	2,672,512

6.99%, 02/20/2032(b)	3,504,000	2,443,654

Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	4,049,000	3,642,602

5.50%, 03/18/2031	5,790,000	4,835,142

		13,593,910

Specialty Stores–0.05%
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	1,295,000	1,179,985

Steel–0.41%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	5,862,000	6,015,550

POSCO (South Korea),
5.63%, 01/17/2026(b)	2,120,000	2,126,634

5.75%, 01/17/2028(b)	1,817,000	1,838,719

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	531,000 451,352

		10,432,255

Systems Software–1.35%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,523,000	1,398,154

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(c)	1,692,000 1,426,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

	Principal Amount	Value

Systems Software–(continued)
Oracle Corp.,
6.25%, 11/09/2032	$12,879,000	$13,413,308

4.90%, 02/06/2033	4,465,000	4,219,783

3.60%, 04/01/2050	6,272,000	4,254,955

6.90%, 11/09/2052	5,296,000	5,725,052

5.55%, 02/06/2053	2,328,000	2,134,891

3.85%, 04/01/2060	2,423,000	1,617,876

VMware, Inc., 2.20%, 08/15/2031	132,000	100,170

		34,291,060

Technology Distributors–0.07%
Avnet, Inc., 4.63%, 04/15/2026	1,753,000	1,683,231

Technology Hardware, Storage & Peripherals–0.47%
Apple, Inc.,
3.35%, 08/08/2032(c)	2,539,000	2,290,596

2.65%, 05/11/2050	1,501,000	1,009,632

3.95%, 08/08/2052(c)	3,195,000	2,724,251

2.80%, 02/08/2061	3,371,000	2,165,368

4.10%, 08/08/2062	4,555,000	3,863,423

		12,053,270

Thrifts & Mortgage Finance–0.01%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	236,000	203,891

Tobacco–1.97%
Altria Group, Inc.,
4.40%, 02/14/2026(c)	2,491,000	2,439,221

3.70%, 02/04/2051	4,185,000	2,657,561

BAT Capital Corp. (United Kingdom), 2.73%, 03/25/2031	143,000	111,729

Philip Morris International, Inc.,
4.88%, 02/13/2026	11,568,000	11,441,954

5.13%, 11/17/2027	5,345,000	5,323,323

4.88%, 02/15/2028(c)	7,595,000	7,439,068

5.63%, 11/17/2029(c)	1,525,000	1,546,146

5.75%, 11/17/2032(c)	6,997,000	7,083,815

5.38%, 02/15/2033	12,343,000	12,144,234

		50,187,051

Trading Companies & Distributors–0.73%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	7,903,000	7,633,736

Air Lease Corp.,
3.00%, 09/15/2023	808,000	797,695

5.85%, 12/15/2027	3,584,000	3,570,093

5.30%, 02/01/2028(c)	1,941,000	1,887,511

Aircastle Ltd.,
5.00%, 04/01/2023	534,000	533,249

4.40%, 09/25/2023	2,778,000	2,756,013

Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)	564,000	550,762

5.50%, 05/01/2028(b)	1,093,000	977,346

		18,706,405

	Principal Amount	Value

Trucking–1.31%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	$4,001,000	$3,760,904

3.50%, 11/01/2027(b)	7,899,000	6,935,778

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.40%, 07/01/2027(b)	5,168,000	4,934,356

5.70%, 02/01/2028(b)	2,507,000	2,506,406

Ryder System, Inc.,
4.63%, 06/01/2025	2,837,000	2,773,928

4.30%, 06/15/2027	1,672,000	1,607,420

SMBC Aviation Capital Finance DAC (Ireland),
4.13%, 07/15/2023(b)	2,819,000	2,801,042

1.90%, 10/15/2026(b)	996,000	852,154

Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)(c)	5,535,000	4,843,760

3.15%, 06/15/2031(b)	2,955,000	2,312,380

		33,328,128

Wireless Telecommunication Services–1.78%
Empresa Nacional de Telecomunicaciones S.A. (Chile), 3.05%, 09/14/2032(b)	1,644,000	1,274,100

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	269,378

4.55%, 03/15/2052(b)	3,685,000	2,942,426

Sprint Capital Corp., 8.75%, 03/15/2032	315,000	375,307

Sprint LLC,
7.88%, 09/15/2023	84,000	84,860

7.63%, 02/15/2025	394,000	403,931

7.63%, 03/01/2026	389,000	404,327

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	5,344,313	5,284,149

5.15%, 03/20/2028(b)	9,241,000	9,141,811

T-Mobile USA, Inc.,
2.25%, 02/15/2026	1,164,000	1,059,891

2.63%, 04/15/2026	1,290,000	1,183,121

5.05%, 07/15/2033	3,787,000	3,650,981

4.50%, 04/15/2050	2,194,000	1,822,171

3.40%, 10/15/2052	4,476,000	3,048,920

5.65%, 01/15/2053	4,940,000	4,848,481

VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	2,347,000	1,725,045

Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	1,058,000	1,006,088

4.13%, 06/04/2081(d)	3,895,000	3,094,733

5.13%, 06/04/2081(d)	3,503,000	2,621,400

Xiaomi Best Time International Ltd. (China), 4.10%, 07/14/2051(b)	1,841,000	1,185,307

		45,426,427

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,499,171,038)		2,281,271,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

	Shares	Value

Preferred Stocks–2.19%
Asset Management & Custody Banks–0.13%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)(d)	3,300,000	$3,217,500

Diversified Banks–1.32%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	119,384

Bank of America Corp., 6.50%, Series Z, Pfd.(c)(d)	3,394,000	3,383,818

Citigroup, Inc., 6.25%, Series T, Pfd.(d)	2,110,000	2,107,447

Citigroup, Inc., 5.00%, Series U, Pfd.(d)	7,500,000	7,143,750

Citigroup, Inc., 4.00%, Series W, Pfd.(d)	3,879,000	3,558,982

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	17,361,903

		33,675,284

Investment Banking & Brokerage–0.53%
Goldman Sachs Group, Inc. (The), 7.73% (3 mo. USD LIBOR + 2.87%), Series P, Pfd.(c)(f)	3,255,000	3,231,890

Morgan Stanley, 7.13%, Series E, Pfd.(d)	256,997	6,558,563

Morgan Stanley, 6.88%, Series F, Pfd.(d)	150,000	3,801,000

		13,591,453

Life & Health Insurance–0.07%
MetLife, Inc., 3.85%, Series G, Pfd.(c)(d)	1,840,000	1,732,452

Multi-Utilities–0.07%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)(d)	1,866,000	1,832,999

Other Diversified Financial Services–0.07%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,724,000	1,665,066

Total Preferred Stocks (Cost $57,793,037)		55,714,754

	Principal Amount
U.S. Treasury Securities–1.62%
U.S. Treasury Bills–0.20%
4.48% - 4.63%, 05/11/2023(i)(j)	$5,027,000	4,980,873

U.S. Treasury Bonds–0.07%
4.00%, 11/15/2052	1,788,000	1,820,408

U.S. Treasury Notes–1.35%
4.00%, 02/15/2026	39,000	38,463

4.00%, 02/29/2028	16,069,700	15,951,688

4.00%, 02/28/2030	11,690,700	11,647,773

3.50%, 02/15/2033	3,241,800	3,135,175

3.88%, 02/15/2043	3,750,000	3,638,672

		34,411,771

Total U.S. Treasury Securities (Cost $41,200,976)		41,213,052

Asset-Backed Securities–1.14%
IP Lending III Ltd., Series 2022- 3A, Class SNR, 3.38%, 11/02/2026(b)(g)	3,923,000	3,354,165

IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(g)	5,941,000	5,569,687

	Principal Amount	Value

Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	$2,646,935	$2,460,266

Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	10,423,725	9,569,968

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	2,513,875	2,061,914

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	2,474,442	1,909,100

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	4,322,500	3,987,692

Total Asset-Backed Securities (Cost $32,254,221)		28,912,792

Municipal Obligations–0.31%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	2,095,000	1,925,539

Series 2022, RB, 4.35%, 06/01/2041	1,545,000	1,403,911

California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	2,340,000	1,637,969

Series 2021 B, Ref. RB, 2.94%, 11/01/2052	3,495,000	2,524,604

Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)	450,000	448,306

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(g)	360,000	4

Series 2017, Ref. RB, 9.00%, 05/15/2037(b)(g)	350,000	70,000

Total Municipal Obligations (Cost $10,279,237)		8,010,333

	Shares
Exchange-Traded Funds–0.18%
Invesco Total Return Bond ETF (Cost $5,830,000)(c)(k)	100,000	4,692,000

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.16%(l)
Food Retail–0.02%
Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP 496,000	496,575

Movies & Entertainment–0.10%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR 2,600,000	2,622,151

Pharmaceuticals–0.02%
Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR 516,000	535,881

Sovereign Debt–0.02%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(b)(m)	EUR 2,765,000	514,865

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,970,857)		4,169,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

	Principal
	Amount	Value

Variable Rate Senior Loan Interests–0.03%(n)(o)
Diversified REITs–0.03%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $671,002)(g)	$897,196	$659,369

	Shares
Common Stocks & Other Equity Interests–0.00%
Agricultural Products–0.00%
Locus Agriculture Solutions, Inc., Wts.,expiring 12/31/2032 (Cost $0)(g)(p)	39	0

Money Market Funds–4.51%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(k)(q)	40,215,020	40,215,020

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(k)(q)	28,715,082	28,720,825

Invesco Treasury Portfolio, Institutional Class, 4.50%(k)(q)	45,960,023	45,960,023

Total Money Market Funds (Cost $114,897,877)		114,895,868

Options Purchased–0.02%
(Cost $1,160,252)(r)		468,325

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $2,770,228,497)		2,540,007,493

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–10.57%
Invesco Private Government Fund, 4.58%(k)(q)(s)	75,350,602	$75,350,602

Invesco Private Prime Fund, 4.83%(k)(q)(s)	193,719,947	193,758,684

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $269,123,866)		269,109,286

TOTAL INVESTMENTS IN SECURITIES–110.34% (Cost $3,039,352,363)		2,809,116,779

OTHER ASSETS LESS LIABILITIES–(10.34)%		(263,314,132)

NET ASSETS–100.00%		$2,545,802,647

Investment Abbreviations:

Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $727,017,303, which represented 28.56% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 28, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	February 28, 2022	at Cost	from Sales	(Depreciation)	(Loss)	February 28, 2023	Dividend Income

Invesco Total Return Bond ETF	$ 5,394,000	$-	$-	$(702,000)	$-	$ 4,692,000	$ 173,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 6,719,731	$230,185,849	$(196,690,560)	$ -	$-	$ 40,215,020	$ 228,201
Invesco Liquid Assets Portfolio, Institutional Class	10,479,780	164,418,464	(146,173,213)	(1,693)	(2,513)	28,720,825	169,461
Invesco Treasury Portfolio, Institutional Class	7,679,693	263,069,541	(224,789,211)	-	-	45,960,023	259,178
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	72,323,771	411,598,153	(408,571,322)	-	-	75,350,602	1,493,177	*
Invesco Private Prime Fund	170,230,580	889,781,600	(866,255,703)	1,134	1,073	193,758,684	4,085,782	*
Total	$272,827,555	$1,959,053,607	$(1,842,480,009)	$(702,559)	$(1,440)	$388,697,154	$6,409,423

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 28, 2023 represented less than 1% of the Fund’s Net Assets.

(n)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(o)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(p)	Non-income producing security.
(q)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(r)	The table below details options purchased.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	07/21/2023	65	USD 4,260.00	USD 27,690,000	$468,325

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	07/21/2023	21	USD 4,400.00	USD 9,240,000	$(71,190)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	567	June-2023	$115,512,961	$(345,516)	$(345,516)
U.S. Treasury Long Bonds	897	June-2023	112,321,219	(210,235)	(210,235)
U.S. Treasury Ultra Bonds	449	June-2023	60,643,062	136,828	136,828
Subtotal-Long Futures Contracts				(418,923)	(418,923)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Open Futures Contracts-(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	351	June-2023	$(37,576,195)	$63,070	$ 63,070
U.S. Treasury 10 Year Notes	90	June-2023	(10,049,063)	9,844	9,844
U.S. Treasury 10 Year Ultra Notes	1,828	June-2023	(214,218,750)	28,789	28,789
Subtotal-Short Futures Contracts				101,703	101,703
Total Futures Contracts				$(317,220)	$(317,220)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
05/17/2023	Canadian Imperial Bank of Commerce	CAD	1,392,000	USD	1,037,339	$16,260
05/17/2023	Goldman Sachs International	GBP	341,000	USD	415,142	4,375
05/17/2023	State Street Bank & Trust Co.	EUR	1,779,000	USD	1,920,430	30,474
Total Forward Foreign Currency Contracts						$51,109

Abbreviations:

CAD –Canadian Dollar

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $2,649,500,620)*	$2,420,419,625
Investments in affiliates, at value (Cost $389,851,743)	388,697,154
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	51,109
Foreign currencies, at value (Cost $3,313,719)	3,269,275
Receivable for:
Investments sold	98,247,355
Fund shares sold	7,429,617
Dividends	725,161
Interest	26,779,928
Investments matured, at value (Cost $2,038,663)	417,178
Investment for trustee deferred compensation and retirement plans	145,499
Other assets	91,511
Total assets	2,946,273,412

Liabilities:
Other investments:
Options written, at value (premiums received $82,249)	71,190
Variation margin payable - futures contracts	332,999
Payable for:
Investments purchased	122,654,885
Dividends	1,512,313
Fund shares reacquired	2,937,485
Amount due custodian	2,478,964
Collateral upon return of securities loaned	269,123,866
Accrued fees to affiliates	955,524
Accrued trustees’ and officers’ fees and benefits	3,259
Accrued other operating expenses	236,440
Trustee deferred compensation and retirement plans	163,840
Total liabilities	400,470,765
Net assets applicable to shares outstanding	$2,545,802,647

Net assets consist of:
Shares of beneficial interest	$3,061,030,791

Distributable earnings (loss)	(515,228,144)

$2,545,802,647

Net Assets:
Class A	$1,048,198,076

Class C	$35,769,596

Class R	$12,401,233

Class Y	$594,736,632

Class R5	$13,992,334

Class R6	$840,704,776

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	169,708,137

Class C	5,750,201

Class R	2,006,647

Class Y	96,097,905

Class R5	2,262,792

Class R6	135,820,360

Class A:
Net asset value per share	$6.18

Maximum offering price per share (Net asset value of $6.18 ÷ 95.75%)	$6.45

Class C:
Net asset value and offering price per share	$6.22

Class R:
Net asset value and offering price per share	$6.18

Class Y:
Net asset value and offering price per share	$6.19

Class R5:
Net asset value and offering price per share	$6.18

Class R6:
Net asset value and offering price per share	$6.19

*	At February 28, 2023, securities with an aggregate value of $259,457,972 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest (net of foreign withholding taxes of $(39,333))	$ 112,903,480

Dividends	1,921,492

Dividends from affiliates (includes net securities lending income of $686,627)	1,517,091

Total investment income	116,342,063

Expenses:
Advisory fees	7,443,820

Administrative services fees	358,322

Custodian fees	88,542

Distribution fees:
Class A	2,741,844

Class C	393,536

Class R	62,890

Transfer agent fees – A, C, R and Y	2,916,849

Transfer agent fees – R5	12,761

Transfer agent fees – R6	268,409

Trustees’ and officers’ fees and benefits	32,970

Registration and filing fees	202,832

Reports to shareholders	223,533

Professional services fees	79,070

Other	36,134

Total expenses	14,861,512

Less: Fees waived and/or expense offset arrangement(s)	(48,085)

Net expenses	14,813,427

Net investment income	101,528,636

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(273,921,493)

Affiliated investment securities	(1,440)

Foreign currencies	(647,255)

Forward foreign currency contracts	1,804,578

Futures contracts	6,134,777

Option contracts written	220,453

Swap agreements	(1,105,675)

(267,516,055)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(130,790,519)

Affiliated investment securities	(702,559)

Foreign currencies	(32,744)

Forward foreign currency contracts	(714,523)

Futures contracts	136,226

Option contracts written	145,059

(131,959,060)

Net realized and unrealized gain (loss)	(399,475,115)

Net increase (decrease) in net assets resulting from operations	$(297,946,479)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$101,528,636	$79,440,711

Net realized gain (loss)	(267,516,055)	5,207,664

Change in net unrealized appreciation (depreciation)	(131,959,060)	(208,018,724)

Net increase (decrease) in net assets resulting from operations	(297,946,479)	(123,370,349)

Distributions to shareholders from distributable earnings:
Class A	(42,144,189)	(66,050,560)

Class C	(1,227,555)	(2,426,197)

Class R	(452,169)	(609,685)

Class Y	(19,488,874)	(28,233,702)

Class R5	(577,039)	(859,252)

Class R6	(35,749,397)	(46,805,423)

Total distributions from distributable earnings	(99,639,223)	(144,984,819)

Share transactions–net:
Class A	(75,357,446)	73,499,790

Class C	(9,117,272)	(8,959,819)

Class R	522,656	3,148,823

Class Y	99,938,574	132,781,189

Class R5	1,028,184	1,904,087

Class R6	14,136,640	369,459,920

Net increase in net assets resulting from share transactions	31,151,336	571,833,990

Net increase (decrease) in net assets	(366,434,366)	303,478,822

Net assets:
Beginning of year	2,912,237,013	2,608,758,191

End of year	$2,545,802,647	$2,912,237,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Corporate Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$7.15	$0.25	$(0.98)	$(0.73)	$(0.24)	$ –	$(0.24)	$6.18	(10.14)%		$1,048,198	0.77%		0.77%		3.91%		171%
Year ended 02/28/22	7.80	0.21	(0.49)	(0.28)	(0.21)	(0.16)	(0.37)	7.15	(3.79)		1,295,987	0.72		0.72		2.66		133
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14		1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Class C
Year ended 02/28/23	7.20	0.20	(0.98)	(0.78)	(0.20)	–	(0.20)	6.22	(10.84	)(d)	35,770	1.51	(d)	1.51	(d)	3.17	(d)	171
Year ended 02/28/22	7.86	0.15	(0.49)	(0.34)	(0.16)	(0.16)	(0.32)	7.20	(4.60)		51,444	1.47		1.47		1.91		133
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(d)	37,280	1.53	(d)	1.53	(d)	3.30	(d)	145
Class R
Year ended 02/28/23	7.15	0.23	(0.97)	(0.74)	(0.23)	–	(0.23)	6.18	(10.38)		12,401	1.02		1.02		3.66		171
Year ended 02/28/22	7.81	0.19	(0.49)	(0.30)	(0.20)	(0.16)	(0.36)	7.15	(4.16)		13,750	0.97		0.97		2.41		133
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Class Y
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.26)	–	(0.26)	6.19	(9.89)		594,737	0.52		0.52		4.16		171
Year ended 02/28/22	7.82	0.23	(0.50)	(0.27)	(0.23)	(0.16)	(0.39)	7.16	(3.66)		576,512	0.47		0.47		2.91		133
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Class R5
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.27)	–	(0.27)	6.18	(9.96)		13,992	0.43		0.43		4.25		171
Year ended 02/28/22	7.81	0.23	(0.48)	(0.25)	(0.24)	(0.16)	(0.40)	7.16	(3.47)		14,978	0.42		0.42		2.96		133
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Class R6
Year ended 02/28/23	7.16	0.28	(0.98)	(0.70)	(0.27)	–	(0.27)	6.19	(9.77)		840,705	0.37		0.37		4.31		171
Year ended 02/28/22	7.82	0.23	(0.49)	(0.26)	(0.24)	(0.16)	(0.40)	7.16	(3.54)		959,566	0.35		0.35		3.03		133
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.95% for the years ended February 28, 2023 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Corporate Bond Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

32	Invesco Corporate Bond Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the

33	Invesco Corporate Bond Fund

borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, the Fund paid the Adviser $1,446 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted

34	Invesco Corporate Bond Fund

through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

35	Invesco Corporate Bond Fund

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.30%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $37,601.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended February 28, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $88,963 in front-end sales commissions from the sale of Class A shares and $14,839 and $3,803 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

36	Invesco Corporate Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,263,503,797	$17,767,731	$2,281,271,528

Preferred Stocks	27,840,850	27,873,904	–	55,714,754

U.S. Treasury Securities	–	41,213,052	–	41,213,052

Asset-Backed Securities	–	19,988,940	8,923,852	28,912,792

Municipal Obligations	–	7,940,329	70,004	8,010,333

Exchange-Traded Funds	4,692,000	–	–	4,692,000

Non-U.S. Dollar Denominated Bonds & Notes	–	4,169,472	–	4,169,472

Variable Rate Senior Loan Interests	–	–	659,369	659,369

Common Stocks & Other Equity Interests	–	–	0	0

Money Market Funds	114,895,868	269,109,286	–	384,005,154

Options Purchased	468,325	–	–	468,325

Total Investments in Securities	147,897,043	2,633,798,780	27,420,956	2,809,116,779

Other Investments - Assets*

Investments Matured	–	417,178	–	417,178

Futures Contracts	238,531	–	–	238,531

Forward Foreign Currency Contracts	–	51,109	–	51,109

	238,531	468,287	–	706,818

Other Investments - Liabilities*

Futures Contracts	(555,751)	–	–	(555,751)

Options Written	(71,190)	–	–	(71,190)

	(626,941)	–	–	(626,941)

Total Other Investments	(388,410)	468,287	–	79,877

Total Investments	$147,508,633	$2,634,267,067	$27,420,956	$2,809,196,656

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

	Value 02/28/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/23

U.S. Dollar Denominated Bonds & Notes	$11,509,549	$7,644,000	$–	$–	$–	$(1,385,818)	$–	$–	$17,767,731

Asset-Backed Securities	3,914,435	5,816,239	–	14,699	–	(821,521)	–	–	8,923,852

Variable Rate Senior Loan Interests	5,065,045	–	(4,153,040)	–	79,112	(331,748)	–	–	659,369

Municipal Obligations	70,004	–	-	13,956	–	(13,956)	–	–	70,004

Total	$20,559,033	$13,460,239	$(4,153,040)	$28,655	$79,112	$(2,553,043)	$–	$–	$27,420,956

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

37	Invesco Corporate Bond Fund

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$238,531	$238,531

Unrealized appreciation on forward foreign currency contracts outstanding	51,109	–	–	51,109

Options purchased, at value – Exchange-Traded(b)	–	468,325	–	468,325

Total Derivative Assets	51,109	468,325	238,531	757,965

Derivatives not subject to master netting agreements	–	(468,325)	(238,531)	(706,856)

Total Derivative Assets subject to master netting agreements	$51,109	$–	$–	$51,109

		Value
Derivative Liabilities		Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)		$–	$(555,751)	$(555,751)

Options written, at value – Exchange-Traded		(71,190)	–	(71,190)

Total Derivative Liabilities		(71,190)	(555,751)	(626,941)

Derivatives not subject to master netting agreements		71,190	555,751	626,941

Total Derivative Liabilities subject to master netting agreements		$–	$–	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$16,260	$16,260	$–	$–	$16,260

Goldman Sachs International	4,375	4,375	–	–	4,375

State Street Bank & Trust Co.	30,474	30,474	–	–	30,474

Total	$51,109	$51,109	$–	$–	$51,109

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$1,804,578	$-	$-	$1,804,578

Futures contracts	-	-	-	6,134,777	6,134,777

Options purchased(a)	-	-	(951,223)	-	(951,223)

Options written	-	-	220,453	-	220,453

Swap agreements	(1,105,675)	-	-	-	(1,105,675)

38	Invesco Corporate Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$(714,523)	$-	$-	$(714,523)

Futures contracts	-	-	-	136,226	136,226

Options purchased(a)	-	-	(416,124)	-	(416,124)

Options written	-	-	145,059	-	145,059

Total	$(1,105,675)	$1,090,055	$(1,001,835)	$6,271,003	$5,253,548

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Swap Agreements

Average notional value	$57,889,091	$697,457,937	$22,578,370	$23,941,333	$30,426,500	$21,824,375	$50,614,000	$50,107,860

Average contracts	–	–	4,302	54	4,681	48	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,484.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$99,639,223	$106,646,519

Long-term capital gain	–	38,338,300

Total distributions	$99,639,223	$144,984,819

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$6,626,119

Net unrealized appreciation (depreciation) – investments	(238,872,771)

Net unrealized appreciation (depreciation) – foreign currencies	(44,221)

Temporary book/tax differences	(115,524)

Capital loss carryforward	(282,821,747)

Shares of beneficial interest	3,061,030,791

Total net assets	$2,545,802,647

39	Invesco Corporate Bond Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$105,496,774	$177,324,973	$282,821,747

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $1,998,625,424 and $1,937,421,574, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 17,265,753

Aggregate unrealized (depreciation) of investments	(256,138,524)

Net unrealized appreciation (depreciation) of investments	$(238,872,771)

Cost of investments for tax purposes is $3,048,069,427.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, derivative instruments, amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $3,661,126, undistributed net realized gain (loss) was decreased by $3,661,122 and shares of beneficial interest was decreased by $4. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	22,456,528	$142,557,943	32,438,345	$251,450,399

Class C	889,760	5,614,179	1,188,953	9,315,146

Class R	549,582	3,495,805	758,550	5,846,005

Class Y	77,531,763	495,050,223	51,395,738	398,167,587

Class R5	372,402	2,363,279	795,926	6,160,820

Class R6	45,493,278	292,788,920	66,002,220	512,181,475

Issued as reinvestment of dividends:
Class A	5,785,462	36,415,720	7,608,578	58,333,573

Class C	147,295	933,992	252,111	1,947,156

Class R	71,464	449,406	79,476	608,989

Class Y	2,097,762	13,264,673	2,832,647	21,743,742

Class R5	91,301	574,568	111,498	857,095

Class R6	5,183,580	32,703,895	5,709,398	43,825,549

Automatic conversion of Class C shares to Class A shares:
Class A	438,755	2,798,418	584,512	4,493,163

Class C	(435,463)	(2,798,418)	(580,247)	(4,493,163)

40	Invesco Corporate Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(40,298,645)	$(257,129,527)	(31,292,482)	$(240,777,345)

Class C	(1,994,178)	(12,867,025)	(2,035,330)	(15,728,958)

Class R	(537,219)	(3,422,555)	(428,914)	(3,306,171)

Class Y	(64,023,347)	(408,376,322)	(37,370,286)	(287,130,140)

Class R5	(293,937)	(1,909,663)	(659,521)	(5,113,828)

Class R6	(48,809,590)	(311,356,175)	(24,361,546)	(186,547,104)

Net increase in share activity	4,716,553	$31,151,336	73,029,626	$571,833,990

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, portfolio company investees, agent banks and brokers; when replies were not received from portfolio company investees, agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL (5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/22)	(02/28/23)[1]	Period[2]	(02/28/23)	Period[2]	Ratio
Class A	$1,000.00	$999.40	$3.87	$1,020.93	$3.91	0.78%
Class C	1,000.00	994.60	7.91	1,016.86	8.00	1.60
Class R	1,000.00	998.10	5.10	1,019.69	5.16	1.03
Class Y	1,000.00	1,000.70	2.63	1,022.17	2.66	0.53
Class R5	1,000.00	999.60	2.13	1,022.66	2.16	0.43
Class R6	1,000.00	1,001.50	1.89	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

43	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	8.17%
Corporate Dividends Received Deduction*	7.20%
U.S. Treasury Obligations*	2.03%
Qualified Business Income*	0.00%
Business Interest Income*	90.72%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Corporate Bond Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Global Real Estate Fund

Nasdaq:

A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.71%
Class C Shares	-15.38
Class R Shares	-14.86
Class Y Shares	-14.50
Class R5 Shares	-14.34
Class R6 Shares	-14.27
MSCI World Index▼ (Broad Market Index)	-7.33
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-15.11
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	-15.32
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. The war in Europe and the disruption of COVID-19 restrictions in Asia added to existing supply-chain issues across the global economy. Inflationary pressures continue to rise with inflation across all areas of the economy. Economic growth began to slow after the post-pandemic rises. Listed real estate offered more defensive performance than wider general equities and fixed income investments, but still showed overall negative performance. Asian real estate delivered the most resilient performance, while Europe delivered the weakest performance.

    The impact of rising interest rates and the increased cost of living continued to be evident in consumer, manufacturing and business service data during the second quarter of 2022. The US, UK, Swedish and Australian central banks all moved interest rates higher during the fiscal year. Listed real estate had a weak period of performance, with Europe significantly underperforming other regions. Asian real estate has been most resilient given much lower rates of inflation and less expected changes in interest rates.

    The macro-economic and geo-political environment continued deteriorating during the third quarter of 2022. Global central banks continued to tighten as inflation remained elevated. Listed real estate also saw meaningful price declines. These declines were led by the European REITs with either highest leverage or lowest investment cap rates. Asian listed real estate tended to outperform, led by Japan where monetary policy is expected to be stable. Private real estate markets in the US and Europe continued to show declining investment market activity given wide bid/ask spreads and rapidly changing financing costs.

    Economic data releases in the fourth quarter continued to offer a picture of weak leading indicators. However, actual data, including employment data, in key economies remained strong. Overall headline inflation prints appeared to be close to or beyond peak levels in most economies, however, the speed at which they decline remained uncertain. Listed real estate also delivered positive performance, led by REITs in Australia, France, Spain, Sweden, Hong Kong/China and the US retail focused REITs. The worst performances were seen in US apartment and storage focused REITs and in Singapore real estate.

    Mixed signals have marked year-to-date 2023 economic releases in key economies. Many releases have shown resilience against the backdrop of the rapid rise in interest rates. It is still unclear how much impact rising risk-free rates and the changed cost of financing will ultimately have on real estate asset valuations. Asset values in many sectors or countries are expected to fall in coming quarters as valuers and investors incorporate their forward expectations of the future cost of capital changes. However, it appears that the listed real estate markets are already discounting a significant change in valuation, represented by listed companies trading at discounts to stated net asset value at the end of the fiscal year.

    From a country perspective, key contributors to the Fund’s relative performance in the fiscal year were stock selection and an overweight to the US and an underweight to Swe-den. Key detractors from relative Fund performance included stock selection in Singapore and overweight exposure to under-performing Germany and Belgium. In the US, performance was driven by overweight positioning to casinos and underweight positioning to the office sector. The Fund was well positioned in casino companies, which offered defensive cash flows and attractive capital deployment opportunities. The worst performing sector in the US during the fiscal year was the office sector. The portfolio maintained significant underweight exposure to offices throughout the fiscal year. Underweight exposure to Sweden offered the best relative Fund performance results from the European region. Sweden has the highest leverage and shortest lease duration of any real estate market globally. Stock selection and overweight allocation to Belgium detracted from relative Fund performance, where health care and industrial REIT exposures were held. Exposure to Germany detracted from Fund performance as the country was disproportionately impacted by the Ukraine conflict and rapid change in energy availability and pricing. Singapore also detracted, driven by exposure to data center REITs which performed poorly.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included Vici Properties and Gaming and Leisure Properties. Vici Properties and Gaming and Leisure Properties are REITs that specialize in casino properties. The gaming REIT sector benefits from high-quality assets which generate stable cash flows tied to long-term leases, an attractive dividend yield and external growth opportunities. The companies outperformed during the fiscal year given their stable rent collections amidst rising concerns over the macroeconomic environment, coupled with its attractive relative valuation.

    Top individual detractors from absolute Fund performance included AvalonBay Communities, UDR and Vonovia SE. AvalonBay Communities and UDR, both apartment focused REITs, underperformed during the fiscal year as earnings showed a deceleration in the ability to push rents and reinforced fears of how a slowing economy will negatively impact the sector. Vonovia SE owns a portfolio of apartments in Germany, Sweden and Aus-tria and has a solid internal growth profile with assets valued significantly below their replacement cost. The stock underperformed during the fiscal year reflecting its German exposure, which has been impacted by the war in Ukraine. Additionally, the company holds slightly above-average levels of financial leverage in a period when bond yields have been moving higher.

    Overall, the Fund was positioned with a defensive bias for much of the fiscal year. Exposure to companies with more volatile growth and higher-valuations was reduced at the start of the fiscal year and this positioning was maintained throughout the fiscal year. On a regional basis, the Fund held overweight exposure to the US and Asia and an underweight exposure to Europe. In the US, the Fund began the fiscal year with a balance between REIT sectors benefiting from long-term structural growth trends and REITs with economically sensitive growth opportunities. As the investment environment changed, weight was added to defensive sectors and reduced

2	Invesco Global Real Estate Fund

in sectors that might face more meaningful headwinds from economic deceleration, a weaker housing market and job losses. In Asia, overweight exposure to Japan and Hong Kong was held throughout most of the fiscal year. The overweight to Japan was reduced when the Bank of Japan surprised the market with changes to its yield curve control policy in December 2022. Overweight exposure to Hong Kong was held in recognition of deeply discounted valuations and the prospect of the eventual Hong Kong/China reopening. This position was rewarded, especially in November and December 2022, following the relaxation of travel restrictions. In Europe, the portfolio was underweight in the UK in reflection of economic challenges and expectations of a more rapid decline in real estate values. Exposure to Germany and Sweden was also reduced to underweight, reflecting the interest sensitivity of its real estate companies.

    The overall portfolio is biased toward companies with more favorable long-term growth prospects, generally supported by higher-quality assets, attractive fundamental prospects, lower-leveraged balance sheets and better environmental, social and governance characteristics. The unpredictable macro and geopolitical environments require constant monitoring of active factor, country and currency exposures in portfolios.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Chip McKinley

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.68%
10 Years	1.73
5 Years	-0.42
1 Year	-19.42

Class C Shares
Inception (4/29/05)	3.66%
10 Years	1.70
5 Years	-0.04
1 Year	-16.13

Class R Shares
Inception (4/29/05)	3.74%
10 Years	2.06
5 Years	0.46
1 Year	-14.86

Class Y Shares
Inception (10/3/08)	4.42%
10 Years	2.56
5 Years	0.95
1 Year	-14.50

Class R5 Shares
Inception (4/29/05)	4.48%
10 Years	2.75
5 Years	1.09
1 Year	-14.34

Class R6 Shares
Inception (9/24/12)	3.51%
10 Years	2.83
5 Years	1.18
1 Year	-14.27

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Real Estate Fund

Supplemental Information

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; the FTSE EPRA NAREIT Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA NAREIT Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/ NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Real Estate Fund

Fund Information

Portfolio Composition
By country	% of total net assets

United States	61.43%
Japan	9.89
Hong Kong	6.58
United Kingdom	3.22
Singapore	2.99
Australia	2.76
Germany	2.44
Countries, each less than 2% of portfolio	6.76

Money Market Funds Plus Other Assets Less Liabilities	3.93
Top 10 Equity Holdings*
% of total net assets

1. Prologis, Inc.	6.87%
2. UDR, Inc.	4.96
3. AvalonBay Communities, Inc.	4.23
4. Healthpeak Properties, Inc.	3.61
5. Sun Communities, Inc.	3.44
6. VICI Properties, Inc.	3.26
7. Rexford Industrial Realty, Inc.	3.03
8. Digital Realty Trust, Inc.	2.92
9. Realty Income Corp.	2.65

10. Host Hotels & Resorts, Inc.	2.39

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2023

	Shares	Value

Common Stocks & Other Equity Interests–96.07%
Australia–2.76%
GPT Group (The)	782,139	$2,474,699

National Storage REIT	771,296	1,305,424

Region RE Ltd.	118,885	203,899

Stockland	594,825	1,536,853

		5,520,875

Belgium–1.29%
Aedifica S.A.	13,234	1,118,828

Cofinimmo S.A.	9,260	856,011

VGP N.V.	6,699	602,378

		2,577,217

Brazil–0.56%
Multiplan Empreendimentos Imobiliarios S.A.	234,700	1,128,346

Canada–1.08%
Chartwell Retirement Residences	320,038	2,160,169

France–0.72%
Klepierre S.A.	58,002	1,449,399

Germany–2.44%
Aroundtown S.A.	260,790	676,167

Instone Real Estate Group SE(a)	50,340	473,872

LEG Immobilien SE	21,379	1,553,997

Sirius Real Estate Ltd.	954,127	961,675

Vonovia SE	48,053	1,212,138

		4,877,849

Hong Kong–6.58%
CK Asset Holdings Ltd.	130,000	814,632

Hang Lung Properties Ltd.	662,000	1,276,889

Hongkong Land Holdings Ltd.	388,400	1,774,650

Kerry Properties Ltd.	155,500	388,927

Link Real Estate Investment Trust, Rts., expiring 03/21/2023(b)	115,320	108,718

Link REIT	576,600	3,788,609

Sun Hung Kai Properties Ltd.	291,100	3,974,479

Wharf Real Estate Investment Co. Ltd.	191,000	1,045,926

		13,172,830

Israel–0.53%
Azrieli Group Ltd.	19,063	1,068,279

Italy–0.54%
Infrastrutture Wireless Italiane S.p.A.(a)	97,744	1,075,482

Japan–9.89%
Advance Residence Investment Corp.	440	1,080,154

GLP J-Reit	99	104,113

Hulic Co. Ltd.	132,000	1,051,682

Industrial & Infrastructure Fund Investment Corp.	694	731,643

Invincible Investment Corp.	1,747	703,889

Japan Hotel REIT Investment Corp.	2,865	1,619,530

Japan Metropolitan Fund Investment Corp.	1,923	1,443,360

	Shares	Value

Japan–(continued)
Japan Prime Realty Investment Corp.	287	$757,753

Kenedix Office Investment Corp.	311	729,757

Mitsubishi Estate Logistics REIT Investment Corp.	166	491,316

Mitsui Fudosan Co. Ltd.	192,700	3,672,337

Mitsui Fudosan Logistics Park, Inc.	8	26,658

Nippon Accommodations Fund, Inc.	149	664,833

Nomura Real Estate Holdings, Inc.	73,700	1,638,535

Nomura Real Estate Master Fund, Inc.	1,212	1,345,136

Tokyo Tatemono Co. Ltd.	60,800	744,794

Tokyu Fudosan Holdings Corp.	379,100	1,826,362

United Urban Investment Corp.	1,049	1,158,282

		19,790,134

Macau–0.36%
Galaxy Entertainment Group Ltd.	110,000	731,113

Singapore–2.99%
CapitaLand Ascendas REIT	549,400	1,128,266

CapitaLand Investment Ltd.	943,100	2,601,090

Digital Core REIT Management Pte Ltd.	1,779,400	1,089,580

Keppel REIT	1,691,800	1,160,559

		5,979,495

Spain–1.02%
Merlin Properties SOCIMI S.A.	214,764	2,038,105

Sweden–0.66%
Castellum AB	85,586	1,090,412

Samhallsbyggnadsbolaget i Norden AB, Class B	136,394	222,618

		1,313,030

United Kingdom–3.22%
Capital & Counties Properties PLC	626,917	951,116

Derwent London PLC	61,318	1,918,507

LondonMetric Property PLC	594,596	1,343,113

Segro PLC	115,974	1,144,978

UNITE Group PLC (The)	92,958	1,097,012

		6,454,726

United States–61.43%
Agree Realty Corp.	18,852	1,334,344

Alexandria Real Estate Equities, Inc.	14,971	2,242,356

AvalonBay Communities, Inc.	49,110	8,472,457

Brixmor Property Group, Inc.	161,148	3,648,391

CubeSmart(c)	60,893	2,861,362

Digital Realty Trust, Inc.(c)	56,026	5,839,590

Equinix, Inc.	6,200	4,267,274

Equity LifeStyle Properties, Inc.(c)	45,078	3,088,294

Essential Properties Realty Trust, Inc.(c)	69,788	1,797,739

Gaming and Leisure Properties, Inc.	38,077	2,051,589

Healthcare Realty Trust, Inc.	222,236	4,333,602

Healthpeak Properties, Inc.	300,560	7,231,474

Host Hotels & Resorts, Inc.	284,324	4,776,643

Invitation Homes, Inc.	144,986	4,532,262

Kilroy Realty Corp.	72,460	2,610,009

Kimco Realty Corp.	216,080	4,453,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Fund

	Shares	Value

United States–(continued)
Lamar Advertising Co., Class A	7,410	$774,790

Life Storage, Inc.	36,011	4,340,046

Prologis, Inc.	111,364	13,742,318

Realty Income Corp.	82,851	5,298,321

Rexford Industrial Realty, Inc.(c)	100,422	6,071,514

Sun Communities, Inc.	48,056	6,878,736

Terreno Realty Corp.	37,467	2,330,822
UDR, Inc.	231,831	9,931,640

Ventas, Inc.	49,604	2,413,235

VICI Properties, Inc.	194,710	6,528,626

Welltower, Inc.	15,107	1,119,731

		122,970,574

Total Common Stocks & Other Equity Interests (Cost $191,887,519)		192,307,623

Money Market Funds–3.65%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(d)(e)	2,560,201	2,560,201

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(d)(e)	1,828,454	1,828,820

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.50%(d)(e)	2,925,944	$2,925,944

Total Money Market Funds (Cost $7,314,986)		7,314,965

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.72% (Cost $199,202,505)		199,622,588

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–5.46%
Invesco Private Government Fund, 4.58%(d)(e)(f)	3,059,765	3,059,765

Invesco Private Prime Fund, 4.83%(d)(e)(f)	7,866,395	7,867,968

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,927,822)		10,927,733

TOTAL INVESTMENTS IN SECURITIES–105.18% (Cost $210,130,327)		210,550,321

OTHER ASSETS LESS LIABILITIES–(5.18)%		(10,363,804)

NET ASSETS–100.00%		$200,186,517

Investment Abbreviations:

REIT – Real Estate Investment Trust

Rts.   – Rights

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $1,549,354, which represented less than 1% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 28, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,892,614	$26,864,268	$(26,196,681)	$-	$-	$2,560,201	$16,093
Invesco Liquid Assets Portfolio, Institutional
Class	1,265,303	19,188,763	(18,625,489)	(32)	275	1,828,820	14,663
Invesco Treasury Portfolio, Institutional Class	2,162,988	30,702,021	(29,939,065)	-	-	2,925,944	22,536
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,102,625	86,231,817	(87,274,677)	-	-	3,059,765	93,120	*
Invesco Private Prime Fund	9,572,791	187,899,329	(189,606,970)	703	2,115	7,867,968	253,208	*
Total	$18,996,321	$350,886,198	$(351,642,882)	$671	$2,390	$18,242,698	$399,620

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $191,887,519)*	$192,307,623

Investments in affiliated money market funds, at value (Cost $18,242,808)	18,242,698

Foreign currencies, at value (Cost $72,852)	68,392

Receivable for:
Investments sold	1,081,294

Fund shares sold	122,050

Dividends	609,440

Investment for trustee deferred compensation and retirement plans	105,285

Other assets	29,696

Total assets	212,566,478

Liabilities:
Payable for:
Investments purchased	854,915

Fund shares reacquired	214,466

Collateral upon return of securities loaned	10,927,822

Accrued fees to affiliates	148,761

Accrued trustees’ and officers’ fees and benefits	1,698

Accrued other operating expenses	116,074

Trustee deferred compensation and retirement plans	116,225

Total liabilities	12,379,961

Net assets applicable to shares outstanding	$200,186,517

Net assets consist of:
Shares of beneficial interest	$205,347,937

Distributable earnings (loss)	(5,161,420)

$200,186,517

Net Assets:
Class A	$82,569,931

Class C	$3,618,721

Class R	$21,289,738

Class Y	$46,125,896

Class R5	$16,614,622

Class R6	$29,967,609

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	9,359,283

Class C	409,614

Class R	2,414,031

Class Y	5,233,243

Class R5	1,891,474

Class R6	3,414,648

Class A:
Net asset value per share	$8.82

Maximum offering price per share (Net asset value of $8.82 ÷ 94.50%)	$9.33

Class C:
Net asset value and offering price per share	$8.83

Class R:
Net asset value and offering price per share	$8.82

Class Y:
Net asset value and offering price per share	$8.81

Class R5:
Net asset value and offering price per share	$8.78

Class R6:
Net asset value and offering price per share	$8.78

*	At February 28, 2023, securities with an aggregate value of $10,668,472 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Dividends (net of foreign withholding taxes of $281,771)	$8,218,958

Dividends from affiliated money market funds (includes net securities lending income of $29,563)	82,855

Total investment income	8,301,813

Expenses:
Advisory fees	2,037,138

Administrative services fees	39,242

Custodian fees	64,974

Distribution fees:
Class A	233,342

Class C	41,406

Class R	108,481

Transfer agent fees - A, C, R and Y	427,673

Transfer agent fees - R5	50,574

Transfer agent fees - R6	14,765

Trustees’ and officers’ fees and benefits	17,705

Registration and filing fees	92,271

Reports to shareholders	82,029

Professional services fees	66,962

Other	13,406

Total expenses	3,289,968

Less: Fees waived and/or expense offset arrangement(s)	(6,233)

Net expenses	3,283,735

Net investment income	5,018,078

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	14,704,003

Affiliated investment securities	2,390

Foreign currencies	(134,773)

14,571,620

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(61,255,266)

Affiliated investment securities	671

Foreign currencies	(16,501)

(61,271,096)

Net realized and unrealized gain (loss)	(46,699,476)

Net increase (decrease) in net assets resulting from operations	$(41,681,398)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$5,018,078	$6,639,953

Net realized gain	14,571,620	64,685,103

Change in net unrealized appreciation (depreciation)	(61,271,096)	(11,992,317)

Net increase (decrease) in net assets resulting from operations	(41,681,398)	59,332,739

Distributions to shareholders from distributable earnings:

Class A	(9,906,379)	(2,928,183)

Class C	(404,455)	(102,987)

Class R	(2,282,184)	(596,650)

Class Y	(5,933,111)	(2,580,238)

Class R5	(3,256,651)	(3,281,554)

Class R6	(4,110,211)	(5,367,899)

Total distributions from distributable earnings	(25,892,991)	(14,857,511)

Share transactions–net:
Class A	267,781	(9,486,671)

Class C	(303,738)	(890,718)

Class R	2,640,784	(847,531)

Class Y	(6,153,692)	(54,497,517)

Class R5	(57,860,549)	(48,145,806)

Class R6	(129,367,942)	(14,940,083)

Net increase (decrease) in net assets resulting from share transactions	(190,777,356)	(128,808,326)

Net increase (decrease) in net assets	(258,351,745)	(84,333,098)

Net assets:
Beginning of year	458,538,262	542,871,360

End of year	$200,186,517	$458,538,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/23	$11.63	$0.17	$(1.87)	$(1.70)	$(0.21)	$(0.90)	$(1.11)	$8.82	(14.71)%	$82,570	1.38%	1.38%	1.67%	69%
Year ended 02/28/22	10.77	0.12	1.04	1.16	(0.30)	-	(0.30)	11.63	10.80	107,880	1.30	1.30	1.01	88
Year ended 02/28/21	11.65	0.17	(0.56)	(0.39)	(0.21)	(0.28)	(0.49)	10.77	(2.96)	108,687	1.32	1.32	1.70	160
Year ended 02/29/20	12.59	0.24	0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27	1.27	1.87	60
Year ended 02/28/19	12.76	0.29	0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26	1.26	2.26	47
Class C
Year ended 02/28/23	11.64	0.09	(1.87)	(1.78)	(0.13)	(0.90)	(1.03)	8.83	(15.38)	3,619	2.13	2.13	0.92	69
Year ended 02/28/22	10.78	0.03	1.05	1.08	(0.22)	-	(0.22)	11.64	9.96	5,057	2.05	2.05	0.26	88
Year ended 02/28/21	11.65	0.10	(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07	2.07	0.95	160
Year ended 02/29/20	12.59	0.15	0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02	2.02	1.12	60
Year ended 02/28/19	12.75	0.20	0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01	2.01	1.51	47
Class R
Year ended 02/28/23	11.62	0.14	(1.86)	(1.72)	(0.18)	(0.90)	(1.08)	8.82	(14.86)	21,290	1.63	1.63	1.42	69
Year ended 02/28/22	10.77	0.09	1.03	1.12	(0.27)	-	(0.27)	11.62	10.42	24,519	1.55	1.55	0.76	88
Year ended 02/28/21	11.64	0.15	(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57	1.57	1.45	160
Year ended 02/29/20	12.58	0.21	0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52	1.52	1.62	60
Year ended 02/28/19	12.75	0.26	0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51	1.51	2.01	47
Class Y
Year ended 02/28/23	11.62	0.19	(1.87)	(1.68)	(0.23)	(0.90)	(1.13)	8.81	(14.50)	46,126	1.13	1.13	1.92	69
Year ended 02/28/22	10.77	0.15	1.03	1.18	(0.33)	-	(0.33)	11.62	10.98	67,783	1.05	1.05	1.26	88
Year ended 02/28/21	11.65	0.20	(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07	1.07	1.95	160
Year ended 02/29/20	12.59	0.28	0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02	1.02	2.12	60
Year ended 02/28/19	12.76	0.33	0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01	1.01	2.51	47
Class R5
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	(1.15)	8.78	(14.34)	16,615	0.99	0.99	2.06	69
Year ended 02/28/22	10.73	0.17	1.03	1.20	(0.35)	—	(0.35)	11.58	11.17	87,664	0.91	0.91	1.40	88
Year ended 02/28/21	11.61	0.21	(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94	0.94	2.08	160
Year ended 02/29/20	12.55	0.29	0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91	0.91	2.23	60
Year ended 02/28/19	12.72	0.34	0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92	0.92	2.60	47
Class R6
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	(1.15)	8.78	(14.27)	29,968	0.92	0.92	2.13	69
Year ended 02/28/22	10.73	0.18	1.03	1.21	(0.36)	-	(0.36)	11.58	11.26	165,636	0.83	0.83	1.48	88
Year ended 02/28/21	11.61	0.22	(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85	0.85	2.17	160
Year ended 02/29/20	12.55	0.30	0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82	0.82	2.32	60
Year ended 02/28/19	12.72	0.35	0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83	0.83	2.69	47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Global Real Estate Fund

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

15	Invesco Global Real Estate Fund

net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, the Fund paid the Adviser $1,454 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

16	Invesco Global Real Estate Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $2,946.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $6,385 in front-end sales commissions from the sale of Class A shares and $127 and $247 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$5,520,875	$–	$5,520,875

Belgium	–	2,577,217	–	2,577,217

Brazil	1,128,346	–	–	1,128,346

Canada	2,160,169	–	–	2,160,169

France	–	1,449,399	–	1,449,399

Germany	–	4,877,849	–	4,877,849

Hong Kong	–	13,172,830	–	13,172,830

Israel	–	1,068,279	–	1,068,279

Italy	–	1,075,482	–	1,075,482

Japan	–	19,790,134	–	19,790,134

17	Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total
Macau	$–	$731,113	$–	$731,113

Singapore	–	5,979,495	–	5,979,495

Spain	–	2,038,105	–	2,038,105

Sweden	–	1,313,030	–	1,313,030

United Kingdom	–	6,454,726	–	6,454,726

United States	122,970,574	–	–	122,970,574

Money Market Funds	7,314,965	10,927,733	–	18,242,698

Total Investments	$133,574,054	$76,976,267	$–	$210,550,321

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,287.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$5,841,438	$14,857,511

Long-term capital gain	20,051,553	–

Total distributions	$25,892,991	$14,857,511

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023
Net unrealized appreciation (depreciation) – investments	$(4,870,031)

Net unrealized appreciation (depreciation) – foreign currencies	(28,240)

Temporary book/tax differences	(79,048)

Late-Year ordinary loss deferral	(184,101)

Shares of beneficial interest	205,347,937

Total net assets	$200,186,517

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2023.

18	Invesco Global Real Estate Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $185,803,730 and $400,140,570, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,805,608

Aggregate unrealized (depreciation) of investments	(15,675,639)

Net unrealized appreciation (depreciation) of investments	$(4,870,031)

Cost of investments for tax purposes is $215,420,352.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and passive foreign investment companies, on February 28, 2023, undistributed net investment income was increased by $3,992,253, undistributed net realized gain (loss) was decreased by $4,049,443 and shares of beneficial interest was increased by $57,190. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	874,555	$8,886,430	1,070,428	$12,747,642

Class C	73,212	744,172	94,122	1,128,552

Class R	637,816	6,344,294	573,756	6,828,350

Class Y	678,163	6,684,444	1,057,626	12,365,470

Class R5	779,018	8,246,327	1,892,974	22,276,270

Class R6	821,823	8,573,717	2,322,240	27,388,791

Issued as reinvestment of dividends:
Class A	1,024,948	9,266,699	226,269	2,670,148

Class C	42,099	379,702	7,866	93,000

Class R	253,186	2,282,020	50,494	596,149

Class Y	428,676	3,876,930	126,802	1,493,421

Class R5	288,390	2,747,670	269,883	3,153,094

Class R6	430,252	3,988,774	452,413	5,308,016

Automatic conversion of Class C shares to Class A shares:
Class A	38,383	398,970	57,167	675,193

Class C	(38,323)	(398,970)	(57,084)	(675,193)

Reacquired:
Class A	(1,856,517)	(18,284,318)	(2,165,101)	(25,579,654)

Class C	(101,950)	(1,028,642)	(119,811)	(1,437,077)

Class R	(586,654)	(5,985,530)	(696,095)	(8,272,030)

Class Y	(1,706,874)	(16,715,066)	(5,896,319)	(68,356,408)

Class R5	(6,745,841)	(68,854,546)	(6,204,845)	(73,575,170)

Class R6	(12,142,304)	(141,930,433)	(4,040,623)	(47,636,890)

Net increase (decrease) in share activity	(16,807,942)	$(190,777,356)	(10,977,838)	$(128,808,326)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$966.40	$6.83	$1,017.85	$7.00	1.40%
Class C	1,000.00	962.50	10.46	1,014.13	10.74	2.15
Class R	1,000.00	965.20	8.04	1,016.61	8.25	1.65
Class Y	1,000.00	967.60	5.61	1,019.09	5.76	1.15
Class R5	1,000.00	968.40	4.83	1,019.89	4.96	0.99
Class R6	1,000.00	969.80	4.49	1,020.23	4.61	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,127,045
Qualified Dividend Income*	51.87%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	48.13%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company

Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175

Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Real Estate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Fund Expenses

17	Tax Information

T-1	Trustees and Officers

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2023. As of that date, the Fund’s net assets totaled $4.2 billion. As of the same date, the Fund’s weighted average maturity was 26 days and the Fund’s weighted average life was 112 days.1

Market conditions affecting money market funds

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,2 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,3 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.4

In the first quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).5 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50 to 4.75%, the highest since 2006.3 At their January 2023 meeting, the Fed indicated that there are signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from

1.83% to 4.01%.4 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a rebound for fixed income markets.

The Fund’s performance and yield were highly correlated with policy rate changes by the Fed during the fiscal year. Similarly, the Fund’s yield increased through the fiscal year as the Fed hiked policy rates eight times for a total of 450 basis points.3 The target range for the effective federal funds rate ended the fiscal year at 4.50% to 4.75%, up from 0.00% to 0.25% at the beginning of the fiscal year.3 To navigate these dynamics, the portfolio management team reduced the weighted average maturity of the Fund and increased portfolio allocation to US Treasury floating rate securities and repurchase agreements.

Thank you for investing in Invesco Government Money Market Fund.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: US Bureau of Labor Statistics

3 Source: Federal Reserve of Economic Data

4 Source: US Department of the Treasury

5 Source: Bloomberg LP

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/28/2023

1-7	52.8%
8-30	5.4
31-60	11.3
61-90	3.5
91-180	4.8
181+	22.2

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2	Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎ Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco Government Money Market Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-38.71%
U.S. Treasury Bills-24.24%(a)

U.S. Treasury Bills	4.53%-4.56%	03/28/2023	$150,000	$149,491,687

U.S. Treasury Bills	4.54%	04/04/2023	100,000	99,574,528

U.S. Treasury Bills	4.63%	04/11/2023	80,000	79,580,889

U.S. Treasury Bills	4.51%	04/18/2023	120,000	119,289,600

U.S. Treasury Bills	4.61%	04/20/2023	62,000	61,607,333

U.S. Treasury Bills	4.49%	04/25/2023	55,000	54,628,177

U.S. Treasury Bills	4.63%	04/27/2023	60,000	59,565,375

U.S. Treasury Bills	4.65%	05/04/2023	80,000	79,346,489

U.S. Treasury Bills	4.64%	05/11/2023	70,000	69,366,325

U.S. Treasury Bills	4.69%	05/30/2023	50,000	49,422,500

U.S. Treasury Bills	4.70%	06/06/2023	100,000	98,753,819

U.S. Treasury Bills	4.12%	10/05/2023	15,000	14,640,754

U.S. Treasury Bills	4.77%	11/30/2023	20,000	19,306,628
U.S. Treasury Bills	4.68%	01/25/2024	70,000	67,131,750

				1,021,705,854

U.S. Treasury Floating Rate Notes-14.47%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	4.84%	10/31/2023	40,000	39,999,932

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.08%)(b)	4.73%	04/30/2024	191,000	190,864,339

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	4.84%	07/31/2024	249,000	248,871,484

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	4.95%	10/31/2024	75,000	74,906,549
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(b)	5.01%	01/31/2025	55,000	55,039,110

				609,681,414

Total U.S. Treasury Securities (Cost $1,631,387,268)				1,631,387,268

U.S. Government Sponsored Agency Securities-6.58%
Federal Farm Credit Bank (FFCB)-4.32%

Federal Farm Credit Bank (SOFR + 0.02%)(b)	4.57%	06/12/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	4.57%	06/23/2023	2,500	2,499,966

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	07/07/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	09/08/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	09/18/2023	10,000	10,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	09/20/2023	28,000	28,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	09/27/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	4.61%	11/07/2023	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	4.61%	12/13/2023	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	01/04/2024	5,500	5,500,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	01/25/2024	15,000	15,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	02/05/2024	10,000	10,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	02/20/2024	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	02/23/2024	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	03/18/2024	40,000	40,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	04/04/2024	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	04/25/2024	10,000	10,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	05/09/2024	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	05/24/2024	1,000	1,000,000

				181,999,966

Federal Home Loan Bank (FHLB)-2.07%

Federal Home Loan Bank(a)	4.81%	07/14/2023	40,000	39,295,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Home Loan Bank (FHLB)-(continued)
Federal Home Loan Bank(a)	5.01%	01/12/2024	$10,000	$9,578,214
Federal Home Loan Bank(a)	5.02%	02/09/2024	40,000	38,167,667

				87,040,881

U.S. International Development Finance Corp. (DFC)-0.19%

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	4.85%	06/15/2025	2,500	2,500,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	4.85%	02/15/2028	5,556	5,555,556

				8,055,556

Total U.S. Government Sponsored Agency Securities (Cost $277,096,403)				277,096,403

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-45.29% (Cost $1,908,483,671)				1,908,483,671

			Repurchase Amount

Repurchase Agreements-54.38%(d)

ABN AMRO Bank N.V., joint agreement dated 02/28/2023, aggregate maturing value of $400,050,556 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $408,000,034; 0.50% - 5.50%; 01/31/2024 - 02/20/2053)	4.55%	03/01/2023	210,026,542	210,000,000

BMO Capital Markets Corp., joint term agreement dated 02/02/2023, aggregate maturing value of $251,548,264 (collateralized by agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $255,000,000; 0.00% - 6.00%; 12/22/2023 -07/20/2072)(e)	4.55%	03/23/2023	100,619,306	100,000,000

BofA Securities, Inc., joint agreement dated 02/28/2023, aggregate maturing value of $1,195,151,035 (collateralized by agency mortgage-backed securities valued at $1,218,900,000; 1.81% - 6.50%; 10/25/2031 - 09/20/2072)	4.55%	03/01/2023	210,026,542	210,000,000

Citigroup Global Markets, Inc., joint term agreement dated 02/22/2023, aggregate maturing value of $800,709,333 (collateralized by U.S. Treasury obligations valued at $816,000,041; 0.00% - 3.38%; 05/15/2023 - 01/15/2033)(e)	4.56%	03/01/2023	90,079,800	90,000,000

ING Financial Markets, LLC, joint term agreement dated 02/02/2023, aggregate maturing value of $251,551,667 (collateralized by agency mortgage-backed securities valued at $255,000,000; 2.00% - 6.50%; 08/01/2028 - 02/01/2053)	4.56%	03/23/2023	50,310,333	50,000,000

J.P. Morgan Securities LLC, joint agreement dated 02/28/2023, aggregate maturing value of $1,900,240,139 (collateralized by agency mortgage-backed securities valued at $1,938,000,001; 1.50% - 6.00%; 01/01/2031 - 01/01/2053)	4.55%	03/01/2023	210,026,542	210,000,000

J.P. Morgan Securities LLC, joint open agreement dated 02/27/2023 (collateralized by agency mortgage-backed securities valued at $918,000,005; 1.38% - 7.50%; 09/01/2025 - 08/01/2056)(f)	4.57%	03/01/2023	40,010,156	40,000,000

Metropolitan Life Insurance Co., joint term agreement dated 02/22/2023, aggregate maturing value of $350,316,644 (collateralized by U.S. Treasury obligations valued at $359,869,294; 0.00%; 08/15/2027 - 08/15/2046)(e)	4.57%	03/01/2023	25,023,466	25,001,250

Mitsubishi UFJ Trust & Banking Corp., joint agreement dated 02/28/2023, aggregate maturing value of $1,000,126,389 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 0.99% - 6.50%; 01/01/2024 - 07/25/2059)	4.55%	03/01/2023	210,026,542	210,000,000

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/22/2023, aggregate maturing value of $1,802,662,944 (collateralized by U.S. Treasury obligations valued at $1,838,431,196; 0.50% - 1.38%; 02/28/2025 - 11/15/2040)(e)	4.57%	03/01/2023	43,376,010	43,337,500

RBC Dominion Securities Inc., joint agreement dated 02/28/2023, aggregate maturing value of $500,063,194 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,004; 0.00% - 6.00%; 07/15/2023 - 01/20/2053)	4.55%	03/01/2023	250,031,597	250,000,000

RBC Dominion Securities Inc., joint term agreement dated 02/02/2023, aggregate maturing value of $2,767,068,333 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,805,000,000; 0.13% - 5.50%; 03/31/2023 - 02/20/2053)(e)	4.56%	03/23/2023	181,117,200	180,000,000

Societe Generale, joint agreement dated 02/28/2023, aggregate maturing value of $1,000,126,389 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,000,098; 0.13% - 7.50%; 03/01/2027 - 03/01/2053)	4.55%	03/01/2023	210,026,542	210,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Societe Generale, joint open agreement dated 08/26/2022 (collateralized by U.S. Treasury obligations valued at $1,020,000,395; 0.00% - 4.00%; 03/28/2023 - 08/15/2052)(f)	4.55%	03/01/2023	$100,012,639	$100,000,000

Societe Generale, joint term agreement dated 02/23/2023, aggregate maturing value of $1,001,773,333 (collateralized by U.S. Treasury obligations valued at $1,020,000,026; 0.13% - 4.13%; 05/31/2023 - 08/31/2029)	4.56%	03/09/2023	25,044,333	25,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 02/28/2023, aggregate maturing value of $1,000,126,667 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 2.00% - 3.50%; 11/01/2046 -01/20/2052)	4.56%	03/01/2023	128,472,342	128,456,071
Wells Fargo Securities, LLC, joint agreement dated 02/28/2023, aggregate maturing value of $800,101,333 (collateralized by agency mortgage-backed securities valued at $816,000,000; 1.50% - 7.50%; 12/01/2023 - 03/01/2053)	4.56%	03/01/2023	210,026,600	210,000,000

Total Repurchase Agreements (Cost $2,291,794,821)				2,291,794,821

TOTAL INVESTMENTS IN SECURITIES(g) -99.67% (Cost $4,200,278,492)				4,200,278,492

OTHER ASSETS LESS LIABILITIES-0.33%				13,813,949

NET ASSETS-100.00%				$4,214,092,441

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

VRD    - Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2023.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,908,483,671
Repurchase agreements, at value and cost	2,291,794,821
Receivable for:
Fund shares sold	22,754,078
Interest	5,102,230
Investment for trustee deferred compensation and retirement plans	278,999
Other assets	3,912
Total assets	4,228,417,711

Liabilities:
Payable for:
Fund shares reacquired	10,260,987
Dividends	1,596,991
Accrued fees to affiliates	2,140,171
Accrued trustees’ and officers’ fees and benefits	6,302
Accrued operating expenses	14,378
Trustee deferred compensation and retirement plans	306,441
Total liabilities	14,325,270
Net assets applicable to shares outstanding	$4,214,092,441

Net assets consist of:

Shares of beneficial interest	$4,215,234,461

Distributable earnings	(1,142,020)
$4,214,092,441

Net Assets:

Invesco Cash Reserve	$3,129,323,483

Class A	$346,709,287

Class AX	$64,032,130

Class C	$145,786,751

Class CX	$222,015

Class R	$180,897,454

Class Y	$200,875,637

Investor Class	$145,977,409

Class R6	$268,275

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	3,130,114,027

Class A	346,797,158

Class AX	64,048,476

Class C	145,823,839

Class CX	222,072

Class R	180,943,392

Class Y	200,925,781

Investor Class	146,014,500

Class R6	268,343

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$88,379,878

Expenses:

Advisory fees	5,260,942

Administrative services fees	1,555,471

Custodian fees	24,257
Distribution fees:
Invesco Cash Reserve	3,828,598
Class A	705,205
Class AX	99,913
Class C	1,012,068
Class CX	2,176
Class R	667,275
Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	3,755,978
Trustees’ and officers’ fees and benefits	39,161
Registration and filing fees	269,251
Reports to shareholders	135,715
Professional services fees	70,435
Other	28,879
Total expenses	17,455,324
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(787,620)
Net expenses	16,667,704
Net investment income	71,712,174
Net realized gain (loss) from unaffiliated investment securities	(914,355)
Net increase in net assets resulting from operations	$70,797,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022
Operations:
Net investment income	$71,712,174	$183,636

Net realized gain (loss)	(914,355)	13,825
Net increase in net assets resulting from operations	70,797,819	197,461

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(52,864,929)	(134,956)

Class A	(6,825,715)	(19,204)

Class AX	(1,293,187)	(3,633)

Class C	(2,103,157)	(6,863)

Class CX	(3,376)	(16)

Class R	(3,019,407)	(9,586)

Class Y	(2,832,052)	(3,841)

Investor Class	(2,763,149)	(5,530)

Class R6	(7,202)	(7)

Total distributions from distributable earnings	(71,712,174)	(183,636)

Share transactions-net:
Invesco Cash Reserve	739,154,683	(308,616,596)

Class A	5,844,463	(60,295,189)

Class AX	(5,990,139)	(3,966,263)

Class C	23,761,540	(22,275,650)

Class CX	(21,574)	(125,638)

Class R	21,023,647	(23,146,020)

Class Y	132,923,263	12,187,061

Investor Class	25,518,013	5,825,443

Class R6	142,162	(1,296)

Net increase (decrease) in net assets resulting from share transactions	942,356,058	(400,414,148)

Net increase (decrease) in net assets	941,441,703	(400,400,323)

Net assets:
Beginning of year	3,272,650,738	3,673,051,061

End of year	$4,214,092,441	$3,272,650,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Year ended 02/28/23	$1.00	$0.02	$(0.00)		$0.02	$(0.02)	$1.00	1.99%	$3,129,323	0.45%		0.47%		2.07%
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	2,390,850	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Class A
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.95	346,709	0.50		0.52		2.02
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	340,937	0.07		0.56		0.01
Period ended 02/28/21(d)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(e)	0.54	(e)	0.08 (e)
Class AX
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.99	64,032	0.45		0.47		2.07
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	70,035	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Class C
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.53	145,787	0.92		1.07		1.60
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	122,057	0.07		1.11		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Class CX
Year ended 02/28/23	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.42	222	1.01		1.22		1.51
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	244	0.07		1.26		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Class R
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.78	180,897	0.66		0.72		1.86
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	159,912	0.07		0.76		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Class Y
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	200,876	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	67,999	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Investor Class
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	145,977	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	120,491	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Class R6
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.21	268	0.18		0.18		2.34
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	126	0.07		0.27		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Commencement date of May 15, 2020.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights,nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

11	Invesco Government Money Market Fund

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least, June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended February 28, 2023, Invesco voluntarily reimbursed class level expenses of $344,420, $77,488, $10,057, $201,059, $493, $97,770, $3,327, $5,773, and $1 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid

12	Invesco Government Money Market Fund

monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the the year ended February 28, 2023, expenses incurred after voluntary yield waivers and reimbursements were $3,598,709, $644,459, $93,195, $816,918, $1,695 and $577,273 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $89,788, $2,179, $15,791 and $0 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $47,232.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2023 and February 28, 2022:

	2023	2022
Ordinary income*	$71,712,174	$183,636

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023
Undistributed ordinary income	$78,001
Temporary book/tax differences	(305,666)
Capital loss carryforward	(914,355)
Shares of beneficial interest	4,215,234,461
Total net assets	$4,214,092,441

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

13	Invesco Government Money Market Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$914,355	$-	$914,355

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of equalization, on February 28, 2023, undistributed net investment income was decreased by $1 and shares of beneficial interest was increased by $1. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Years ended February 28,
	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	3,138,228,558	$3,138,228,558	1,782,722,725	$1,782,722,725

Class A	184,300,575	184,300,575	100,774,227	100,774,227

Class AX	6,934,183	6,934,183	11,478,496	11,478,496

Class C	122,692,682	122,692,682	74,697,650	74,697,650

Class CX	15,241	15,241	19,228	19,228

Class R	95,822,553	95,822,553	77,680,745	77,680,745

Class Y	232,964,871	232,964,871	53,892,255	53,892,255

Investor Class	61,221,976	61,221,976	42,473,954	42,473,954

Class R6	322,854	322,854	63,781	63,781

Issued as reinvestment of dividends:
Invesco Cash Reserve	47,348,960	47,348,960	134,956	134,956

Class A	6,448,639	6,448,639	18,714	18,714

Class AX	1,259,984	1,259,984	3,468	3,468

Class C	2,013,889	2,013,889	6,863	6,863

Class CX	3,343	3,343	10	10

Class R	3,019,407	3,019,407	9,586	9,586

Class Y	2,532,717	2,532,717	3,841	3,841

Investor Class	2,706,955	2,706,955	5,530	5,530

Class R6	6,540	6,540	5	5

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	9,549,278	9,549,278	11,821,653	11,821,653

Class C	(9,522,201)	(9,522,201)	(11,793,413)	(11,793,413)

Class CX	(27,077)	(27,077)	(28,240)	(28,240)

Reacquired:
Invesco Cash Reserve	(2,455,972,113)	(2,455,972,113)	(2,103,295,930)	(2,103,295,930)

Class A	(184,904,751)	(184,904,751)	(161,088,130)	(161,088,130)

Class AX	(14,184,306)	(14,184,306)	(15,448,227)	(15,448,227)

Class C	(91,422,830)	(91,422,830)	(85,186,750)	(85,186,750)

Class CX	(13,081)	(13,081)	(116,636)	(116,636)

Class R	(77,818,313)	(77,818,313)	(100,836,351)	(100,836,351)

Class Y	(102,574,325)	(102,574,325)	(41,709,035)	(41,709,035)

Investor Class	(38,410,918)	(38,410,918)	(36,654,041)	(36,654,041)

Class R6	(187,232)	(187,232)	(65,082)	(65,082)

Net increase (decrease) in share activity	942,356,058	$942,356,058	(400,414,148)	$(400,414,148)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14	Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,016.60	$2.40	$1,022.41	$2.41	0.48%
A	1,000.00	1,016.40	2.65	1,022.17	2.66	0.53
AX	1,000.00	1,016.60	2.40	1,022.41	2.41	0.48
C	1,000.00	1,013.60	5.39	1,019.44	5.41	1.08
CX	1,000.00	1,012.90	6.14	1,018.70	6.16	1.23
R	1,000.00	1,015.40	3.65	1,021.17	3.66	0.73
Y	1,000.00	1,017.40	1.65	1,023.16	1.66	0.33
Investor	1,000.00	1,017.40	1.65	1,023.16	1.66	0.33
R6	1,000.00	1,017.80	1.40	1,023.41	1.40	0.28

1

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	32.04%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

17	Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee;

Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-6	Invesco Government Money Market Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco High Yield Fund

Nasdaq:

A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

15	Financial Statements

18	Financial Highlights

19	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges,, which would have reduced performance.

Class A Shares	-5.36%
Class C Shares	-6.10
Class Y Shares	-5.09
Investor Class Shares	-5.37
Class R5 Shares	-5.08
Class R6 Shares	-5.00
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-9.72
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	-5.45
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	-4.94

Source(s): _RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

The first half of 2022 was a challenging environment for global markets given the economic backdrop. The fiscal year began with fears that inflation would remain at elevated levels. These fears were realized when Russia invaded Ukraine driving a surge in energy and commodity prices leading to inflation reaching the highest levels seen in 40 years. Many developed economies experienced a slowdown, as developed central banks continued to tighten monetary conditions. In addition, China’s economic growth experienced a serious negative impact from a COVID-19 wave that resulted in further shutdowns.

    Developed central banks took steps to tighten monetary policy during the fiscal year, as inflation remained elevated. The Bank of Canada raised its benchmark interest rate by the largest amount in more than 20 years. Even the Swiss National Bank made a surprise decision in June 2022 to tighten monetary policy, as the era of ultra-loose monetary policy came to an end.

    Towards the end of the fiscal year, short-term yields increased more than yields on the longer-dated maturities; while rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 4.01%.1 At the same time inflation appeared to peak in some western economies, including the United States and Canada, causing risk assets to rally as investors got more clarity around the rate hike cycle.

    In the last few months of 2022, we saw a continuation of monetary policy tightening by developed central banks, although many reduced the size of their rate hikes. As the tightening was absorbed by markets, the two-year and 10-year yield curve inverted more deeply, which historically may signal a recession.

The US dollar weakened against other major currencies in the fourth quarter of 2022. Anticipation of a US Federal Reserve (the Fed) pause in the near future, along with expectations of other central banks becoming more hawkish in relative terms, contributed to the US dollar’s relative softening against the dollar index.

    The end of 2022 offered a reprieve for global fixed-income, with major asset classes posting positive returns after a challenging environment for the first three quarters of the fiscal year. Credit assets rallied throughout this time, headlined by attractive yields and an improving economy. Inflationary pressures are likely to stay elevated in the near term, but we believe recent economic data suggests that inflation is slowing. Declining inflation, we believe, will ease pressure on the Fed to continue tightening monetary policy to further control inflation. If the Fed achieves its goal of taming inflation the economy could see a soft landing.

    In the first two months of 2023, consumption was primarily driven by income growth, which we expect to remain buoyant. Real disposable income fell sharply in early 2022 because of high inflation and lower fiscal transfers to households. But as inflation fell and jobs grew, real disposable income also grew and has been the main support to the economy. Strong household finances and low levels of leverage also provide a buffer for consumers to absorb higher interest rates and other shocks. We believe the worst of inflation is behind us and we expect inflation to moderate further this year. However, continued growth, strong labor markets and some persistence in inflation mean the Fed will likely keep monetary policy tight in 2023, in our opinion. This strength has led some Federal Open Market Committee participants to argue for a few more rate hikes in the coming meetings. Monetary policy tightened rapidly over the fiscal year and we believe some of the impacts of policy tightening on the economy are ahead of us. Still, with financial conditions fairly tight, real rates positive and inflation coming down from its highs, the Fed is arguably not behind the curve any-more.

    Against this backdrop, the team believes extending into triple-C† and speculative situations would require an improvement in valuations, better visibility around a Fed pivot and the peaking of the default cycle. That said, since the high-yield curve is inverted, yield-per-unit of duration on the short end of the curve seems opportunistic in the near term, in our view. Within the energy sector, we have shifted some exposure from oil producers to natural gas producers. This is based on what we perceive to be a structural shift in demand for US natural gas, caused by Europe’s rapid and permanent pivot away from Russian natural gas. As of the fiscal year-end, high-yield bond and leveraged loan default rates are now hovering at a two-year high; including distressed exchanges, the par-weighted US high-yield bond and loan default rates increased 38 basis points and 44 basis points month over month to 2.12% and 2.26%, respectively.2

    The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, generated a negative return for the fiscal year.4 Likewise, the Fund, at NAV, generated a negative return for the fiscal year.

    During the past twelve months, the Fund had an overweight allocation to the retailer and oil field services sectors, relative to the style-specific index, which contributed positively to returns. An off-benchmark allocation to loans was also beneficial to relative Fund performance. The Fund additionally benefited from its security selection in the paper products and health care REIT (Real Estate Investment Trusts) sectors while selection in the wire lines sector detracted from Fund performance relative to the style-specific index.

    During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the fiscal year, derivatives employed by the Fund had a small positive impact on the Fund’s performance. We also used currency-forward contracts during the fiscal year to hedge currency exposure of our non-US dollar-denominated positions. The use of currency forward contracts had a negligible impact on the Fund’s performance.

    We are cautious as we start the year, preferring higher-quality names and being wary

2	Invesco High Yield Fund

of certain consumer-facing and cyclical sectors. We continue to focus on finding compelling idiosyncratic opportunities, which should become more available in the first half of the year as bond prices react to recessionary forces.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1 Source: US Department of the Treasury

2 Source: JP Morgan Markets

3 Source: Invesco, UK Office for National Statistics. Data as of Feb. 15, 2023

4 Source: Bloomberg LP

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	6.78%
10 Years	2.32
5 Years	0.73
1 Year	-9.40

Class C Shares
Inception (8/4/97)	3.11%
10 Years	2.15
5 Years	0.83
1 Year	-7.00

Class Y Shares
Inception (10/3/08)	6.31%
10 Years	3.06
5 Years	1.86
1 Year	-5.09

Investor Class Shares
Inception (9/30/03)	5.59%
10 Years	2.78
5 Years	1.60
1 Year	-5.37

Class R5 Shares
Inception (4/30/04)	5.61%
10 Years	3.11
5 Years	1.94
1 Year	-5.08

Class R6 Shares
Inception (9/24/12)	3.55%
10 Years	3.21
5 Years	2.05
1 Year	-5.00

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Fund

Supplemental Information

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	90.14%

Variable Rate Senior Loan Interests	2.71

Non-U.S. Dollar Denominated Bonds & Notes	1.90

Security Types Each Less Than 1% of Portfolio	0.14

Money Market Funds Plus Other Assets Less Liabilities	5.11

Top Five Debt Issuers*

% of total net assets

1. CCO Holdings LLC/CCO Holdings Capital Corp.	1.96%

2. Aethon United BR L.P./Aethon United Finance Corp.	1.74

3. Service Properties Trust	1.73

4. Ford Motor Credit Co. LLC	1.72

5. Allison Transmission, Inc.	1.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–90.14%
Advertising–1.03%

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$2,153,000	$ 1,923,608
Lamar Media Corp.,
4.00%, 02/15/2030	300,000	258,270
3.63%, 01/15/2031	6,875,000	5,668,747

		7,850,625

Aerospace & Defense–1.23%

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	7,777,000	7,624,182

TransDigm, Inc., 6.75%, 08/15/2028(b)	1,809,000	1,802,216

		9,426,398

Airlines–1.96%

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	7,858,000	7,655,959

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	7,581,895	7,368,513

		15,024,472

Alternative Carriers–0.26%

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	4,050,000	2,011,210

Aluminum–0.50%

Novelis Corp., 3.25%, 11/15/2026(b)	4,318,000	3,810,825

Apparel Retail–0.49%

Gap, Inc. (The), 3.63%, 10/01/2029(b)	5,081,000	3,731,815

Application Software–1.00%

NCR Corp., 5.75%, 09/01/2027(b)	4,001,000	3,882,100

SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	3,971,000	3,740,837

		7,622,937

Auto Parts & Equipment–1.49%

Clarios Global L.P., 6.75%, 05/15/2025(b)	1,032,000	1,027,085

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	4,596,000	4,574,176

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	6,535,000	5,831,050

		11,432,311

Automobile Manufacturers–4.57%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	7,085,000	6,578,973
3.75%, 01/30/2031(b)	6,440,000	5,353,508

Ford Motor Co., 4.75%, 01/15/2043	2,784,000	2,033,980
Ford Motor Credit Co. LLC,
4.13%, 08/04/2025	1,453,000	1,369,496
4.39%, 01/08/2026	6,343,000	5,973,773
4.95%, 05/28/2027	6,243,000	5,823,314

	Principal Amount	Value
Automobile Manufacturers–(continued)

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	$8,157,000	$ 7,869,506

		35,002,550

Automotive Retail–3.91%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	1,175,000	1,052,535
4.63%, 11/15/2029(b)	3,173,000	2,762,303

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	9,276,000	7,973,928

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	10,746,000	8,743,936

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	6,738,000	5,636,640

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	4,594,000	3,794,575

		29,963,917

Cable & Satellite–6.33%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(b)	5,058,000	4,886,306
5.13%, 05/01/2027(b)	4,797,000	4,443,485
5.00%, 02/01/2028(b)	3,007,000	2,727,950
4.75%, 03/01/2030(b)	3,494,000	2,941,704
CSC Holdings LLC,
6.50%, 02/01/2029(b)	4,670,000	3,963,779
5.75%, 01/15/2030(b)	6,581,000	3,776,606
4.63%, 12/01/2030(b)	1,991,000	1,073,896
4.50%, 11/15/2031(b)	2,330,000	1,656,615
5.00%, 11/15/2031(b)	836,000	445,985

DISH DBS Corp., 5.13%, 06/01/2029	6,667,000	3,946,031

DISH Network Corp., Conv., 3.38%, 08/15/2026	7,514,000	4,839,618

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	5,281,000	3,927,229
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	5,225,000	4,624,791
4.00%, 07/15/2028(b)	1,209,000	1,034,783

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	5,040,000	4,150,043

		48,438,821

Casinos & Gaming–3.95%

CCM Merger, Inc., 6.38%, 05/01/2026(b)	4,018,000	3,859,616

Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, , 03/20/2023(Acquired 11/30/2021; Cost $19,565)	19,565	10,956

, 11/30/2027(Acquired 11/30/2021; Cost $549,210)(b)(c)(d)	549,210	307,558

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	4,610,000	4,058,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal Amount	Value
Casinos & Gaming–(continued)

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	$7,032,000	$5,843,660

MGM China Holdings Ltd. (Macau), 4.75%, 02/01/2027(b)	2,770,000	2,440,162

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	4,405,000	4,130,833

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	7,449,000	5,744,929

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	4,293,000	3,844,940

		30,241,358

Commodity Chemicals–0.81%

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	6,744,000	6,220,868

Construction & Engineering–0.80%

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	6,405,000	6,105,790

Consumer Finance–0.99%

FirstCash, Inc., 5.63%, 01/01/2030(b)	4,219,000	3,737,925

OneMain Finance Corp., 7.13%, 03/15/2026	3,959,000	3,852,464

		7,590,389

Data Processing & Outsourced Services–0.82%

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	7,259,000	6,278,636

Department Stores–1.03%
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(b)	1,065,000	940,182
4.50%, 12/15/2034	8,425,000	6,127,966
4.30%, 02/15/2043	1,298,000	799,325

		7,867,473

Diversified Metals & Mining–0.50%
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	2,250,000	2,022,423

6.13%, 04/01/2029(b)	2,027,000	1,791,625

		3,814,048

Diversified Support Services–0.79%

Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	6,006,000	6,014,258

Electric Utilities–1.27%

NRG Energy, Inc., 4.45%, 06/15/2029(b)	4,540,000	4,044,633
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	1,600,000	1,517,953
5.00%, 07/31/2027(b)	4,504,000	4,188,720

		9,751,306

Electrical Components & Equipment–0.92%

EnerSys, 4.38%, 12/15/2027(b)	6,383,000	5,800,569

Sensata Technologies B.V., 4.00%, 04/15/2029(b)	1,443,000	1,274,306

		7,074,875

	Principal Amount	Value
Electronic Components–0.82%
Sensata Technologies, Inc.,
4.38%, 02/15/2030(b)	$1,348,000	$ 1,194,270
3.75%, 02/15/2031(b)	6,113,000	5,101,983
		6,296,253

Food Distributors–0.79%

American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	6,755,000	6,052,142

Gold–0.47%

New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	4,168,000	3,595,568

Health Care Facilities–2.05%

Encompass Health Corp., 4.50%, 02/01/2028	4,516,000	4,150,339

HCA, Inc., 3.50%, 09/01/2030	4,323,000	3,720,502

Tenet Healthcare Corp., 4.88%, 01/01/2026	8,161,000	7,780,139

		15,650,980

Health Care REITs–2.24%

CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	4,712,000	4,007,920
Diversified Healthcare Trust,
4.75%, 05/01/2024	2,354,000	2,108,572
4.38%, 03/01/2031	8,031,000	5,575,484

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	7,902,000	5,424,565

		17,116,541

Health Care Services–1.91%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	4,268,000	4,166,550
5.25%, 05/15/2030(b)	3,527,000	2,826,926
4.75%, 02/15/2031(b)	2,352,000	1,819,695

DaVita, Inc., 3.75%, 02/15/2031(b)	2,683,000	2,028,713

Select Medical Corp., 6.25%, 08/15/2026(b)	3,937,000	3,764,343

		14,606,227

Health Care Supplies–0.49%

Medline Borrower L.P., 3.88%, 04/01/2029(b)	4,511,000	3,763,866

Hotel & Resort REITs–1.73%
Service Properties Trust,
7.50%, 09/15/2025	1,103,000	1,094,397
5.50%, 12/15/2027	7,877,000	7,106,531
4.95%, 10/01/2029	3,038,000	2,399,769
4.38%, 02/15/2030	3,423,000	2,619,161

		13,219,858

Hotels, Resorts & Cruise Lines–0.59%

Carnival Corp., 4.00%, 08/01/2028(b)	4,539,000	3,841,855

Royal Caribbean Cruises Ltd., 4.25%, 07/01/2026(b)	791,000	690,861

		4,532,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Principal Amount	Value
Household Products–0.49%

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	$4,578,000	$ 3,724,317

Independent Power Producers & Energy Traders–1.80%

Calpine Corp., 3.75%, 03/01/2031(b)	4,782,000	3,887,006

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	4,411,000	4,052,716

TransAlta Corp. (Canada), 7.75%, 11/15/2029	5,735,000	5,869,517

		13,809,239

Industrial Machinery–1.30%

EnPro Industries, Inc., 5.75%, 10/15/2026	6,221,000	5,943,295

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	4,639,000	4,015,518

		9,958,813

Insurance Brokers–0.34%

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 04/15/2028(b)	2,659,000	2,603,174

Integrated Oil & Gas–1.22%
Occidental Petroleum Corp.,
6.13%, 01/01/2031	4,323,000	4,359,702
6.45%, 09/15/2036	1,545,000	1,554,834

6.20%, 03/15/2040	3,485,000	3,402,580

		9,317,116

Integrated Telecommunication Services–3.67%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	3,027,000	2,832,969
5.13%, 07/15/2029(b)	5,515,000	4,279,806
5.50%, 10/15/2029(b)	5,245,000	4,110,420

Embarq Corp., 8.00%, 06/01/2036	6,532,000	2,817,612

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	3,774,000	3,530,879

Iliad Holding S.A.S.U. (France), 7.00%, 10/15/2028(b)	6,343,000	5,834,447

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	7,419,000	4,673,970

		28,080,103

Interactive Media & Services–0.50%

Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	4,295,000	3,818,927

Internet Services & Infrastructure–0.51%

Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	4,037,000	3,909,431

IT Consulting & Other Services–0.91%
Gartner, Inc.,
4.50%, 07/01/2028(b)	4,189,000	3,849,489
3.63%, 06/15/2029(b)	2,248,000	1,946,161

3.75%, 10/01/2030(b)	1,395,000	1,182,436

		6,978,086

Leisure Facilities–1.03%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	3,778,000	4,045,860

	Principal Amount	Value
Leisure Facilities–(continued)

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	$4,390,000	$ 3,871,322

		7,917,182

Life Sciences Tools & Services–0.26%

Syneos Health, Inc., 3.63%, 01/15/2029(b)	2,400,000	1,980,600

Marine–0.50%

NCL Corp. Ltd., 5.88%, 02/15/2027(b)	4,141,000	3,844,753

Mortgage REITs–0.50%

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	4,674,000	3,806,240

Movies & Entertainment–0.49%

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	4,426,000	3,740,267

Oil & Gas Drilling–3.45%
Nabors Industries Ltd.,
7.25%, 01/15/2026(b)	460,000	438,295
7.50%, 01/15/2028(b)	2,634,000	2,433,751

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	1,047,000	1,010,104
Rockies Express Pipeline LLC,
4.95%, 07/15/2029(b)	3,996,000	3,479,717
6.88%, 04/15/2040(b)	2,508,000	2,056,777
Transocean, Inc.,
7.25%, 11/01/2025(b)	2,032,000	1,922,130
7.50%, 01/15/2026(b)	4,154,000	3,817,173
8.75%, 02/15/2030(b)	1,969,000	2,005,830
7.50%, 04/15/2031	4,427,000	3,469,639
Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)	2,771,000	2,832,378
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)	2,864,000	2,927,438

		26,393,232

Oil & Gas Equipment & Services–1.32%

Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	5,851,000	5,779,852

Weatherford International Ltd., 8.63%, 04/30/2030(b)	4,329,000	4,328,199

		10,108,051

Oil & Gas Exploration & Production–6.26%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	13,820,000	13,309,927
Apache Corp.,
7.75%, 12/15/2029	3,730,000	3,863,827
4.25%, 01/15/2030	2,143,000	1,896,144

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	3,795,000	3,686,937
Callon Petroleum Co.,
8.00%, 08/01/2028(b)	2,058,000	2,020,081
7.50%, 06/15/2030(b)	1,929,000	1,814,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

Comstock Resources, Inc., 6.75%, 03/01/2029(b)	$4,153,000	$ 3,825,847
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	5,380,000	5,105,351
8.00%, 01/15/2027	1,759,000	1,722,070
7.75%, 02/01/2028	1,313,000	1,258,379
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	1,564,000	1,454,681
6.00%, 04/15/2030(b)	1,452,000	1,319,244
6.25%, 04/15/2032(b)	1,059,000	961,662
SM Energy Co.,
6.75%, 09/15/2026	1,258,000	1,215,149
6.63%, 01/15/2027	2,692,000	2,563,820

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	2,307,000	1,893,903

		47,911,054

Oil & Gas Refining & Marketing–0.50%

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	4,575,000	3,848,010

Oil & Gas Storage & Transportation–3.70%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	5,571,000	5,548,326

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	6,551,000	5,770,907
EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	1,343,000	1,317,496
6.50%, 07/01/2027(b)	2,656,000	2,518,658

Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	4,200,000	3,994,158

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	3,913,000	3,865,281
NGL Energy Partners L.P./NGL Energy Finance Corp.,
6.13%, 03/01/2025	819,000	756,609
7.50%, 04/15/2026	1,266,000	1,147,104
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5.75%, 04/15/2025	1,761,000	1,520,941
8.50%, 10/15/2026(b)	1,978,000	1,880,431

		28,319,911

Other Diversified Financial Services–1.77%

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	4,401,000	3,867,687

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	4,525,000	3,825,775

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	6,663,000	5,866,858

		13,560,320

Pharmaceuticals–1.42%

Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	9,203,000	5,751,875

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	879,000	764,356

	Principal Amount	Value
Pharmaceuticals–(continued)

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)(e)	$5,729,000	$ 4,318,234

		10,834,465

Research & Consulting Services–0.70%

Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	6,491,000	5,375,754

Restaurants–2.52%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)	2,268,000	2,020,240
3.50%, 02/15/2029(b)	4,311,000	3,660,506

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	9,397,000	7,857,631

Yum! Brands, Inc., 5.38%, 04/01/2032	6,190,000	5,742,808

		19,281,185

Retail REITs–0.80%

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	6,318,000	6,103,314

Semiconductor Equipment–0.49%

Entegris Escrow Corp., 4.75%, 04/15/2029(b)	4,156,000	3,782,635

Specialized Consumer Services–1.05%

Carriage Services, Inc., 4.25%, 05/15/2029(b)	10,008,000	8,054,841

Specialized REITs–0.75%

SBA Communications Corp., 3.88%, 02/15/2027	6,351,000	5,753,332

Specialty Chemicals–0.62%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	3,733,000	2,885,880
6.99%, 02/20/2032(b)	2,643,000	1,843,202

		4,729,082

Specialty Stores–0.05%

B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030(b)(e)	2,262,000	404,219

Steel–0.52%

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	4,688,000	3,984,817

Systems Software–1.73%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	10,112,000	9,283,082

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	4,712,000	3,973,650

		13,256,732

Trading Companies & Distributors–1.49%
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)	3,453,000	3,371,951
5.50%, 05/01/2028(b)	8,990,000	8,038,740

		11,410,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

		Principal Amount	Value
Wireless Telecommunication Services–1.74%

Vmed O2 UK Financing I PLC (United Kingdom), 4.75%, 07/15/2031(b)		$6,984,000	$ 5,790,434

Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(f)		9,465,000	7,520,321

			13,310,755

Total U.S. Dollar Denominated Bonds & Notes (Cost $754,563,853)			690,019,681

Variable Rate Senior Loan Interests–2.71%(g)(h)
Commodity Chemicals–0.72%

Mativ Holdings, Inc., Term Loan B, 8.44% (1 mo. USD LIBOR + 3.75%), 04/20/2028(i)		5,560,008	5,469,658

Food Distributors–0.46%

United Natural Foods, Inc., Term Loan, 7.98% (1 mo. USD LIBOR + 3.25%), 10/22/2025		3,528,224	3,541,260

Hotels, Resorts & Cruise Lines–0.54%

IRB Holding Corp., Term Loan, 7.69% (3 mo. SOFR + 3.00%), 12/15/2027		4,200,690	4,151,563

Pharmaceuticals–0.48%

Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 6.05% (1 mo. PRIME + 6.00%), 03/27/2028		4,572,125	3,633,422

Specialty Stores–0.51%

PetSmart LLC, Term Loan, 8.47% (3 mo. USD LIBOR + 3.75%), 02/11/2028		3,920,333	3,915,021

Total Variable Rate Senior Loan Interests (Cost $21,775,009)			20,710,924

Non-U.S. Dollar Denominated Bonds & Notes–1.90%(j)
Casinos & Gaming–0.15%

Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(Acquired 07/24/2020-09/30/2022; Cost $1,405,431)(b)(d)	EUR	1,221,035	1,164,277

Food Retail–1.18%

Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	4,033,000	4,037,677

		Principal Amount	Value
Food Retail–(continued)
Casino Guichard Perrachon S.A. (France),
6.63%, 01/15/2026(b)	EUR	4,315,000	$ 2,576,934
3.99%(b)(f)(k)	EUR	12,000,000	2,379,824

			8,994,435

Paper Packaging–0.01%

Mossi & Ghisolfi Finance Luxembourg S.A. (Brazil), 7.60%(3 mo. EURIBOR + 5.63%)(e)(k)(l)	EUR	4,100,000	86,731

Pharmaceuticals–0.56%

Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	4,130,000	4,289,124
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,130,899)			14,534,567

		Shares

Common Stocks & Other Equity Interests–0.11%

Cable & Satellite–0.11%

Altice USA, Inc., Class A(m)		223,000	883,080

Leisure Products–0.00%

HF Holdings, Inc.(i)(m)		36,820	0
Total Common Stocks & Other Equity Interests (Cost $9,983,988)			883,080

Money Market Funds–2.05%

Invesco Government & Agency Portfolio, Institutional Class, 4.51%(n)(o)		5,489,954	5,489,954

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(n)(o)		3,920,355	3,921,139

Invesco Treasury Portfolio, Institutional Class, 4.50%(n)(o)		6,274,233	6,274,233

Total Money Market Funds (Cost $15,685,657)			15,685,326

Options Purchased–0.03%
(Cost $647,417)(p)			249,030

TOTAL INVESTMENTS IN SECURITIES-96.94% (Cost $817,786,823)			742,082,608

OTHER ASSETS LESS LIABILITIES-3.06%			23,419,355

NET ASSETS–100.00%			$765,501,963

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $532,717,911, which represented 69.59% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Restricted security. The aggregate value of these securities at February 28, 2023 was $1,471,835, which represented less than 1% of the Fund’s Net Assets.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $4,809,184, which represented less than 1% of the Fund’s Net Assets.

(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	Perpetual bond with no specified maturity date.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(m)	Non-income producing security.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,552,487	$143,336,303	$(141,398,836)	$-	$-	$5,489,954	$147,819
Invesco Liquid Assets Portfolio, Institutional Class	5,859,107	102,383,074	(104,323,102)	3,269	(1,209)	3,921,139	146,613
Invesco Treasury Portfolio, Institutional Class	4,059,986	163,812,918	(161,598,671)	-	-	6,274,233	166,789
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	909,625	27,261,340	(28,170,965)	-	-	-	5,104*
Invesco Private Prime Fund	2,122,457	63,292,227	(65,413,336)	79	(1,427)	-	14,213*
Total	$16,503,662	$500,085,862	$(500,904,910)	$3,348	$(2,636)	$15,685,326	$480,538

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(p)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

iShares China Large-Cap ETF	Call	12/15/2023	1,320	USD	35.00	USD	4,620,000	$114,180

VanEck Oil Services ETF	Call	06/16/2023	87	USD	340.00	USD	2,958,000	134,850

Total Open Exchange-Traded Equity Options Purchased								$249,030

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

VanEck Oil Services ETF	Call	06/16/2023	65	USD	355.00	USD	2,307,500	$(71,825)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation

Currency Risk

05/17/2023	Goldman Sachs International	GBP	2,777,000	USD	3,380,789	$35,624

05/17/2023	State Street Bank & Trust Co.	EUR	9,077,000	USD	9,798,622	155,488

Total Forward Foreign Currency Contracts						$191,112

Open Centrally Cleared Credit Default Swap Agreements(a)

(Pay)/
		Receive			Implied		Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit		Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value	(Received)	Value	(Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 39, Version 1	Buy	(5.00)%	Quarterly	12/20/2027	4.596%	USD 39,900,000	$(409,262)	$(552,416)	$(143,154)

(a)	Centrally Cleared Swap Agreements collateralized by $2,487,726 cash held with Merrill Lynch International.
(b)

Implied credit spreads represent the current level, as of February 28, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

ETF – Exchange-Traded Fund

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $802,101,166)	$726,397,282

Investments in affiliated money market funds, at value (Cost $15,685,657)	15,685,326

Other investments:
Variation margin receivable–centrally cleared swap agreements	581,749

Unrealized appreciation on forward foreign currency contracts outstanding	191,112

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	2,487,726

Cash	112,350

Foreign currencies, at value (Cost $1,156,681)	1,147,409

Receivable for:
Investments sold	23,215,881

Fund shares sold	472,682

Dividends	61,389

Interest	11,760,782

Cash segregated as collateral	25

Investment for trustee deferred compensation and retirement plans	205,736

Other assets	83,889

Total assets	782,403,338

Liabilities:
Other investments:
Options written, at value (premiums received $90,802)	71,825

Payable for:
Investments purchased	14,621,540

Dividends	778,385

Fund shares reacquired	634,647

Accrued fees to affiliates	398,232

Accrued trustees’ and officers’ fees and benefits	1,957

Accrued other operating expenses	127,888

Trustee deferred compensation and retirement plans	266,901

Total liabilities	16,901,375

Net assets applicable to shares outstanding	$765,501,963

Net assets consist of:
Shares of beneficial interest	$1,110,752,817

Distributable earnings (loss)	(345,250,854)

$765,501,963

Net Assets:
Class A	$556,274,587

Class C	$16,923,872

Class Y	$42,874,350

Investor Class	$58,755,075

Class R5	$18,971,996

Class R6	$71,702,083

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	162,198,266

Class C	4,944,994

Class Y	12,474,717

Investor Class	17,147,012

Class R5	5,551,964

Class R6	20,925,102

Class A:
Net asset value per share	$3.43

Maximum offering price per share (Net asset value of $3.43 ÷ 95.75%)	$3.58

Class C:
Net asset value and offering price per share	$3.42

Class Y:
Net asset value and offering price per share	$3.44

Investor Class:
Net asset value and offering price per share	$3.43

Class R5:
Net asset value and offering price per share	$3.42

Class R6:
Net asset value and offering price per share	$3.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$46,895,663

Dividends	160,300

Dividends from affiliated money market funds (includes net securities lending income of $56,934)	518,155

Total investment income	47,574,118

Expenses:

Advisory fees	4,386,169

Administrative services fees	114,585

Custodian fees	21,829

Distribution fees:
Class A	1,446,074

Class C	189,286

Investor Class	154,546

Transfer agent fees – A, C, Y and Investor	1,195,133

Transfer agent fees – R5	21,719

Transfer agent fees – R6	23,744

Trustees’ and officers’ fees and benefits	25,379

Registration and filing fees	108,726

Reports to shareholders	113,425

Professional services fees	80,555

Other	20,431

Total expenses	7,901,601

Less: Fees waived and/or expense offset arrangement(s)	(31,371)

Net expenses	7,870,230

Net investment income	39,703,888

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(42,146,291)

Affiliated investment securities	(2,636)

Foreign currencies	3,104

Forward foreign currency contracts	(135,233)

Option contracts written	(941,207)

Swap agreements	480,968

(42,741,295)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(45,270,632)

Affiliated investment securities	3,348

Foreign currencies	1,031

Forward foreign currency contracts	151,405

Option contracts written	453,556

Swap agreements	(143,154)

(44,804,446)

Net realized and unrealized gain (loss)	(87,545,741)

Net increase (decrease) in net assets resulting from operations	$(47,841,853)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$39,703,888	$36,901,456

Net realized gain (loss)	(42,741,295)	14,291,291

Change in net unrealized appreciation (depreciation)	(44,804,446)	(46,924,009)

Net increase (decrease) in net assets resulting from operations	(47,841,853)	4,268,738

Distributions to shareholders from distributable earnings:

Class A	(28,756,622)	(29,655,741)

Class C	(795,349)	(935,438)

Class Y	(2,232,733)	(2,411,889)

Investor Class	(3,104,775)	(3,293,321)

Class R5	(1,146,223)	(1,673,240)

Class R6	(3,915,895)	(4,399,047)

Total distributions from distributable earnings	(39,951,597)	(42,368,676)

Share transactions–net:

Class A	(20,932,981)	10,360,973

Class C	(3,554,891)	(3,255,144)

Class Y	1,978,400	(3,584,636)

Investor Class	(3,001,297)	(3,689,781)

Class R5	(6,425,640)	(9,426,910)

Class R6	(588,272)	1,080,660

Net increase (decrease) in net assets resulting from share transactions	(32,524,681)	(8,514,838)

Net increase (decrease) in net assets	(120,318,131)	(46,614,776)

Net assets:

Beginning of year	885,820,094	932,434,870

End of year	$765,501,963	$885,820,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/23	$3.81	$0.17	$(0.38)	$(0.21)	$(0.17)	$ –	$(0.17)	$3.43	(5.36)%	$556,275	1.03%	1.03%	4.94%	87%
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	640,948	1.03	1.03	3.90	88
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	657,549	1.07	1.07	4.89	101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	663,578	1.01	1.02	5.09	62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28	685,222	1.15	1.15	4.96	34
Class C
Year ended 02/28/23	3.80	0.15	(0.38)	(0.23)	(0.15)	–	(0.15)	3.42	(6.10)	16,924	1.78	1.78	4.19	87
Year ended 02/28/22	3.96	0.12	(0.13)	(0.01)	(0.15)	–	(0.15)	3.80	(0.40)	22,626	1.78	1.78	3.15	88
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79	26,860	1.82	1.82	4.14	101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75	35,743	1.76	1.77	4.34	62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50	37,607	1.90	1.90	4.21	34
Class Y
Year ended 02/28/23	3.82	0.18	(0.38)	(0.20)	(0.18)	–	(0.18)	3.44	(5.09)	42,874	0.78	0.78	5.19	87
Year ended 02/28/22	3.98	0.16	(0.13)	0.03	(0.19)	–	(0.19)	3.82	0.63	45,483	0.78	0.78	4.15	88
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85	51,180	0.82	0.82	5.14	101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54	61,065	0.76	0.77	5.34	62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79	112,350	0.90	0.90	5.21	34
Investor Class
Year ended 02/28/23	3.81	0.17	(0.38)	(0.21)	(0.17)	–	(0.17)	3.43	(5.37)	58,755	1.03	1.03	4.94	87
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	68,375	1.03	1.03	3.90	88
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	74,887	1.07	1.07	4.89	101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	80,043	1.01	1.02	5.09	62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31	79,404	1.15	1.15	4.96	34
Class R5
Year ended 02/28/23	3.80	0.18	(0.37)	(0.19)	(0.19)	–	(0.19)	3.42	(5.08)	18,972	0.71	0.71	5.26	87
Year ended 02/28/22	3.96	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.80	0.67	27,997	0.72	0.72	4.21	88
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21	38,676	0.74	0.74	5.22	101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75	55,520	0.68	0.69	5.42	62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59	64,804	0.84	0.84	5.27	34
Class R6
Year ended 02/28/23	3.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	3.43	(5.00)	71,702	0.64	0.64	5.33	87
Year ended 02/28/22	3.97	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.81	0.75	80,390	0.64	0.64	4.29	88
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29	83,282	0.65	0.65	5.31	101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70	190,003	0.59	0.60	5.51	62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94	186,913	0.75	0.75	5.36	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

19	Invesco High Yield Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the

20	Invesco High Yield Fund

borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, the Fund paid the Adviser $2,117 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the

21	Invesco High Yield Fund

option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available

22	Invesco High Yield Fund

to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.55%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

23	Invesco High Yield Fund

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $20,706.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $29,396 in front-end sales commissions from the sale of Class A shares and $6,223 and $2,000 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$690,019,681	$–	$690,019,681

Variable Rate Senior Loan Interests	–	15,241,266	5,469,658	20,710,924

Non-U.S. Dollar Denominated Bonds & Notes	–	14,534,567	–	14,534,567

Common Stocks & Other Equity Interests	883,080	–	0	883,080

Money Market Funds	15,685,326	–	–	15,685,326

Options Purchased	249,030	–	–	249,030

Total Investments in Securities	16,817,436	719,795,514	5,469,658	742,082,608

Other Investments - Assets*

Forward Foreign Currency Contracts	–	191,112	–	191,112

Other Investments - Liabilities*

Options Written	(71,825)	–	–	(71,825)

Swap Agreements	–	(143,154)	–	(143,154)

	(71,825)	(143,154)	–	(214,979)

Total Other Investments	(71,825)	47,958	–	(23,867)

Total Investments	$16,745,611	$719,843,472	$5,469,658	$742,058,741

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

24	Invesco High Yield Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

				Accrued	Realized	Change in	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Unrealized	into	out of	Value
	02/28/22	at Cost	from Sales	Premiums	(Loss)	Appreciation	Level 3	Level 3	02/28/23

Variable Rate Senior Loan Interests	$9,276,450	$–	$(3,823,261)	$–	$(43,439)	$59,908	$–	$–	$5,469,658

Common Stocks & Other Equity Interests	0	–	–	–	–	0	–	–	0

Total	$9,276,450	$–	$(3,823,261)	$–	$(43,439)	$59,908	$–	$–	$5,469,658

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

	Value
	Currency	Equity
Derivative Assets	Risk	Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$191,112	$–	$191,112

Options purchased, at value – Exchange-Traded(a)	–	249,030	249,030

Total Derivative Assets	191,112	249,030	440,142

Derivatives not subject to master netting agreements	–	(249,030)	(249,030)

Total Derivative Assets subject to master netting agreements	$191,112	$–	$191,112

	Value
	Credit	Equity
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared	$(143,154)	$–	$(143,154)

Options written, at value – Exchange-Traded	–	(71,825)	(71,825)

Total Derivative Liabilities	(143,154)	(71,825)	(214,979)

Derivatives not subject to master netting agreements	143,154	71,825	214,979

Total Derivative Liabilities subject to master netting agreements	$–	$–	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Goldman Sachs International	$ 35,624	$ 35,624	$–	$–	$35,624

State Street Bank & Trust Co.	155,488	155,488	–	–	155,488

Total	$191,112	$191,112	$–	$–	$191,112

25	Invesco High Yield Fund

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Equity
	Risk	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$(135,233)	$–	$(135,233)

Options purchased(a)	–	–	1,403,159	1,403,159

Options written	–	–	(941,207)	(941,207)

Swap agreements	480,968	–	–	480,968

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	151,405	–	151,405

Options purchased(a)	–	–	(828,922)	(828,922)

Options written	–	–	453,556	453,556

Swap agreements	(143,154)	–	–	(143,154)

Total	$337,814	$16,172	$86,586	$440,572

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward	Equity	Equity
	Foreign Currency	Options	Options	Swap
	Contracts	Purchased	Written	Agreements

Average notional value	$7,089,274	$15,947,858	$4,260,333	$25,379,251

Average contracts	–	2,359	157	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,665.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$39,951,597	$42,368,676

*	Includes short-term capital gain distributions, if any.

26	Invesco High Yield Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,110,860

Net unrealized appreciation (depreciation) – investments	(80,292,796)

Net unrealized appreciation (depreciation) – foreign currencies	(4,332)

Temporary book/tax differences	(188,046)

Capital loss carryforward	(267,876,540)

Shares of beneficial interest	1,110,752,817

Total net assets	$765,501,963

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$70,095,300	$197,781,240	$267,876,540

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $667,745,771 and $711,783,383, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,911,625

Aggregate unrealized (depreciation) of investments	(89,204,421)

Net unrealized appreciation (depreciation) of investments	$(80,292,796)

Cost of investments for tax purposes is $822,351,537.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $2,746,793 and undistributed net realized gain (loss) was decreased by $2,746,793. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	28,072,827	$97,953,642	36,290,763	$143,829,705

Class C	902,557	3,095,169	1,503,055	5,955,768

Class Y	4,165,049	14,496,594	5,913,568	23,509,650

Investor Class	20,782,082	72,886,195	16,538,567	65,705,922

Class R5	1,353,392	4,705,279	1,438,848	5,659,073

Class R6	5,322,255	18,715,580	8,860,823	35,102,627

Issued as reinvestment of dividends:
Class A	6,126,232	21,360,810	5,564,336	21,993,448

Class C	150,211	522,995	160,718	633,994

Class Y	443,935	1,550,650	403,328	1,598,498

Investor Class	735,489	2,563,757	686,860	2,713,877

Class R5	327,501	1,140,156	422,999	1,667,465

Class R6	1,029,936	3,591,094	1,052,348	4,156,051

27	Invesco High Yield Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	337,014	$1,183,994	555,275	$2,198,379

Class C	(337,867)	(1,183,994)	(556,681)	(2,198,379)

Reacquired:
Class A	(40,425,061)	(141,431,427)	(39,798,531)	(157,660,559)

Class C	(1,717,437)	(5,989,061)	(1,936,919)	(7,646,527)

Class Y	(4,034,937)	(14,068,844)	(7,264,253)	(28,692,784)

Investor Class	(22,322,019)	(78,451,249)	(18,134,741)	(72,109,580)

Class R5	(3,498,812)	(12,271,075)	(4,263,782)	(16,753,448)

Class R6	(6,529,752)	(22,894,946)	(9,793,276)	(38,178,018)

Net increase (decrease) in share activity	(9,117,405)	$(32,524,681)	(2,356,695)	$(8,514,838)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,017.30	$5.15	$1,019.69	$5.16	1.03%
Class C	1,000.00	1,013.40	8.89	1,015.97	8.90	1.78
Class Y	1,000.00	1,018.50	3.90	1,020.93	3.91	0.78
Investor Class	1,000.00	1,017.30	5.15	1,019.69	5.16	1.03
Class R5	1,000.00	1,018.90	3.55	1,021.27	3.56	0.71
Class R6	1,000.00	1,019.20	3.20	1,021.62	3.21	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.01%
Qualified Business Income*	0.00%
Business Interest Income*	94.63%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31	Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	175	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco High Yield Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco High Yield Bond Factor Fund

Nasdaq:

A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

19	Financial Statements

22	Financial Highlights

23	Notes to Financial Statements

31	Auditor’s Report

32	Fund Expenses

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco High Yield Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.78%
Class C Shares	-7.39
Class R Shares	-6.90
Class Y Shares	-6.43
Class R5 Shares	-6.43
Class R6 Shares	-6.42
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	-5.45

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average.

The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

    The US high yield market, as measured by the Bloomberg U.S. High Yield Bond Index, was negative for the fiscal year of 2022 driven by the previously mentioned increase in rates as well as credit spread widening, as most of the fiscal year was highlighted by a “risk off” sentiment.

    The Invesco High Yield Bond Factor Fund changed strategies on February 28, 2020 to utilize a systematic, quantitative, factor-based approach to investing. The Fund is slightly down since the strategy change versus the benchmark (Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index) as well as for the 2022 fiscal year.

    The Fund attempts to outperform its benchmark and peers by tilting towards bonds within the high-yield universe that tend to have higher returns over a cycle. These bonds have the following positive characteristics:

    ∎ Carry bonds are the highest spread bonds in a universe, excluding those rated CCC† and below.

    ∎ Value bonds are those with the highest spread relative to other securities with similar credit ratings and sectors.

    ∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

    Though the Fund does not explicitly target rating categories, we believe an overweight to higher-credit quality bonds tends to be an outcome of the Fund’s investment process.

    Since the 2020 strategy change, value and carry bonds performed positively versus the bench, while low volatility bonds had negligible contributions. The Fund’s underweight to CCC bonds† was a drag to performance causing the Fund to slightly underperform the benchmark since strategy change. In the 2022 fiscal year, the Fund saw underperformance versus the benchmark due to negative contributions of carry and value bonds outweighing the positive contributions from low volatility bonds.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

    Part of the Fund’s strategy to manage credit, interest rate and currency risk during the fiscal year entailed purchasing and selling credit and interest rates. Generally, derivative exposure is to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. Interest rate exposure was managed utilizing interest rate futures.

    The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations relative to the benchmark. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors

2	Invesco High Yield Bond Factor Fund

that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco High Yield Bond Factor Fund and for sharing our long-term investment horizon.

1 Source: US Bureau of Labor Statistics

2 Source: Federal Reserve of Economic Data

3 Source: US Department of the Treasury

4 Source: Bloomberg LP

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 11/8/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	1.99%
5 Years	0.74
1 Year	-10.72

Class C Shares
Inception (11/8/13)	1.85%
5 Years	0.91
1 Year	-8.27

Class R Shares
Inception (11/8/13)	2.23%
5 Years	1.40
1 Year	-6.90

Class Y Shares
Inception (11/8/13)	2.77%
5 Years	1.93
1 Year	-6.43

Class R5 Shares
Inception	2.58%
5 Years	1.84
1 Year	-6.43

Class R6 Shares
Inception (11/8/13)	2.80%
5 Years	1.95
1 Year	-6.42

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Bond Factor Fund

Supplemental Information

Invesco High Yield Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Bond Factor Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	95.93%

Exchange-Traded Funds	1.82

Security Types Each Less Than 1% of Portfolio	0.39

Money Market Funds Plus Other Assets Less Liabilities	1.86

Top Five Debt Issuers*

		% of total net assets

1.	Ford Motor Credit Co. LLC	1.78%

2.	Occidental Petroleum Corp.	1.38

3.	Carnival Corp.	1.34

4.	Community Health Systems, Inc.	1.31

5.	DISH DBS Corp.	1.27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

February 28, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–95.93%
Advertising–0.46%

Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$307,000	$ 234,898

Aerospace & Defense–1.42%
Howmet Aerospace, Inc.,
5.13%, 10/01/2024	45,000	44,545
6.88%, 05/01/2025	49,000	49,905

Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	193,283

Spirit AeroSystems, Inc., 9.38%, 11/30/2029(b)	200,000	211,500

TransDigm, Inc., 6.25%, 03/15/2026(b)	231,000	228,211

		727,444

Airlines–2.39%
American Airlines Pass-Through Trust,
Series 16-1, Class A, 4.10%, 01/15/2028	20,718	18,693
Series 2014-1, Class A, 3.70%, 04/01/2028	93,269	84,162

American Airlines, Inc., 11.75%, 07/15/2025(b)	101,000	110,866

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	522,000	508,578

Delta Air Lines, Inc., 7.38%, 01/15/2026	111,000	114,319

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	282,000	262,514

United Airlines, Inc., 4.38%, 04/15/2026(b)	135,000	127,181

		1,226,313

Alternative Carriers–0.79%
Lumen Technologies, Inc.,
4.00%, 02/15/2027(b)	253,000	194,545
4.50%, 01/15/2029(b)	38,000	20,133
Series P, 7.60%, 09/15/2039	121,000	60,088
Series U, 7.65%, 03/15/2042	86,000	43,004

Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	113,000	86,798

		404,568

Aluminum–0.22%

Arconic Corp., 6.00%, 05/15/2025(b)	80,000	80,200

Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)	39,000	30,918

		111,118

Apparel Retail–0.31%

Foot Locker, Inc., 4.00%, 10/01/2029(b)	76,000	62,562
Gap, Inc. (The),
3.63%, 10/01/2029(b)(c)	79,000	58,023
3.88%, 10/01/2031(b)	51,000	36,648

		157,233

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.93%

G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	$66,000	$ 62,489

Hanesbrands Inc., 9.00%, 02/15/2031(b)	260,000	263,237

Hanesbrands, Inc., 4.88%, 05/15/2026(b)	100,000	92,447

Under Armour, Inc., 3.25%, 06/15/2026	68,000	60,632

		478,805

Application Software–0.87%

Cloud Software Group Holdings, Inc., 6.50%, 03/31/2029(b)	248,000	215,082

MicroStrategy, Inc., 6.13%, 06/15/2028(b)	200,000	166,238

Open Text Holdings, Inc. (Canada), 4.13%, 02/15/2030(b)	82,000	67,571

		448,891

Asset Management & Custody Banks–0.10%

Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	54,000	49,600

Auto Parts & Equipment–0.81%

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	93,000	92,558

IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	200,000	181,948

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	150,000	143,459

		417,965

Automobile Manufacturers–3.19%

Aston Martin Capital Holdings Ltd. (Jersey), 10.50%, 11/30/2025(b)	200,000	199,737

Ford Motor Co., 7.13%, 11/15/2025	75,000	76,723
Ford Motor Credit Co. LLC,
2.30%, 02/10/2025	400,000	368,013
4.27%, 01/09/2027	200,000	181,360
4.95%, 05/28/2027	200,000	186,555
4.13%, 08/17/2027	200,000	178,431

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	90,000	86,828
Jaguar Land Rover Automotive PLC (United Kingdom),
5.88%, 01/15/2028(b)	200,000	171,000
5.50%, 07/15/2029(b)	200,000	160,125

PM General Purchaser LLC, 9.50%, 10/01/2028(b)	31,000	28,346

		1,637,118

Automotive Retail–0.42%

Carvana Co., 10.25%, 05/01/2030(b)	71,000	44,455

Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	97,000	90,817

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	100,000	82,599

		217,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Broadcasting–1.84%

AMC Networks, Inc., 4.75%, 08/01/2025	$152,000	$ 143,895
iHeartCommunications, Inc.,
6.38%, 05/01/2026	97,229	91,759
8.38%, 05/01/2027	64,671	56,975

Paramount Global, 6.38%, 03/30/2062(e)	299,000	257,977

TEGNA, Inc., 4.75%, 03/15/2026(b)	83,000	78,940

Townsquare Media, Inc., 6.88%, 02/01/2026(b)	65,000	59,632

Univision Communications, Inc., 5.13%, 02/15/2025(b)	122,000	118,896

Urban One, Inc., 7.38%, 02/01/2028(b)	51,000	45,573

Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	100,000	93,598

		947,245

Building Products–2.06%
Builders FirstSource, Inc.,
4.25%, 02/01/2032(b)	179,000	150,456
6.38%, 06/15/2032(b)	104,000	100,007
Masonite International Corp.,
5.38%, 02/01/2028(b)	138,000	129,579
3.50%, 02/15/2030(b)	170,000	138,440

Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 02/15/2028	132,000	116,076
Standard Industries, Inc.,
5.00%, 02/15/2027(b)	212,000	196,080
4.75%, 01/15/2028(b)	96,000	86,341
4.38%, 07/15/2030(b)	111,000	92,516
3.38%, 01/15/2031(b)	65,000	49,939

		1,059,434

Cable & Satellite–4.86%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(b)	273,000	263,733
5.13%, 05/01/2027(b)	332,000	307,533
CSC Holdings LLC,
5.25%, 06/01/2024(c)	58,000	56,251
5.38%, 02/01/2028(b)	200,000	167,000
5.75%, 01/15/2030(b)	200,000	114,773
4.63%, 12/01/2030(b)	200,000	107,875

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	312,000	279,297
DISH DBS Corp.,
5.88%, 11/15/2024	193,000	181,003
7.75%, 07/01/2026	124,000	96,380
5.25%, 12/01/2026(b)	246,000	206,486
7.38%, 07/01/2028	108,000	73,980
5.75%, 12/01/2028(b)	124,000	99,284

DISH Network Corp., 11.75%, 11/15/2027(b)	50,000	50,719

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	180,000	166,687

Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/2026(b)	130,000	97,143

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	65,732

	Principal Amount	Value
Cable & Satellite–(continued)

Ziggo Bond Co. B.V. (Netherlands), 5.13%, 02/28/2030(b)	$200,000	$ 161,813

		2,495,689

Casinos & Gaming–4.24%

Affinity Interactive, 6.88%, 12/15/2027(b)	170,000	151,784
Caesars Entertainment, Inc.,
6.25%, 07/01/2025(b)	60,000	59,565
8.13%, 07/01/2027(b)	83,000	83,905
4.63%, 10/15/2029(b)	37,000	31,680

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)(c)	470,000	469,718

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	200,694
Las Vegas Sands Corp.,
3.20%, 08/08/2024	93,000	89,549
2.90%, 06/25/2025	200,000	185,460

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	166,202

MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	200,000	194,505

MGM Resorts International, 6.75%, 05/01/2025	49,000	49,165

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	97,000	90,963
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
5.63%, 09/01/2029(b)	143,000	105,268
5.88%, 09/01/2031(b)	200,000	144,320
Sabre GLBL, Inc.,
9.25%, 04/15/2025(b)	44,000	43,363
7.38%, 09/01/2025(b)	120,000	112,475

		2,178,616

Coal & Consumable Fuels–0.28%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	16,000	15,945

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	135,000	126,729

		142,674

Commodity Chemicals–0.34%

Koppers, Inc., 6.00%, 02/15/2025(b)	86,000	83,234

Methanex Corp. (Canada), 5.25%, 12/15/2029	102,000	93,606

		176,840

Communications Equipment–1.08%

CommScope Technologies LLC, 6.00%, 06/15/2025(b)	99,000	94,976

Hughes Satellite Systems Corp., 6.63%, 08/01/2026	64,000	60,310
Viasat, Inc.,
5.63%, 09/15/2025(b)	291,000	269,713
5.63%, 04/15/2027(b)	141,000	128,775

		553,774

Construction & Engineering–0.07%

AECOM, 5.13%, 03/15/2027	40,000	38,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–0.25%

Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)	$31,000	$ 31,024

Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	96,858

		127,882

Construction Materials–0.32%

Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)(c)	56,000	53,278

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	118,000	112,725

		166,003

Consumer Finance–2.93%

Ally Financial, Inc., 5.75%, 11/20/2025	160,000	156,751

ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	194,140

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	139,000	130,476
Navient Corp.,
5.88%, 10/25/2024	301,000	292,920
6.75%, 06/25/2025	100,000	98,700
5.50%, 03/15/2029	62,000	52,532
5.63%, 08/01/2033	79,000	59,373
OneMain Finance Corp.,
6.13%, 03/15/2024	200,000	197,411
6.88%, 03/15/2025	50,000	48,861
7.13%, 03/15/2026	195,000	189,752

SLM Corp., 3.13%, 11/02/2026	100,000	86,377

		1,507,293

Data Processing & Outsourced Services–0.77%

Block, Inc., 2.75%, 06/01/2026	441,000	393,937

Department Stores–1.65%

Kohl’s Corp., 3.63%, 05/01/2031	100,000	70,409
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	68,000	61,844
5.88%, 03/15/2030(b)	133,000	117,412
6.13%, 03/15/2032(b)	268,000	230,812
Nordstrom, Inc.,
6.95%, 03/15/2028	180,000	177,409
4.38%, 04/01/2030	180,000	142,168

4.25%, 08/01/2031	67,000	49,093

		849,147

Distributors–0.38%

Evergreen Acqco 1 L.P./TVI, Inc., 9.75%, 04/26/2028(b)	200,000	198,029

Diversified Banks–0.74%

Freedom Mortgage Corp., 7.63%, 05/01/2026(b)	47,000	40,171
Intesa Sanpaolo S.p.A. (Italy),
5.71%, 01/15/2026(b)	200,000	191,580
4.20%, 06/01/2032(b)(e)	200,000	150,856

		382,607

Diversified Chemicals–0.78%
Chemours Co. (The),
5.38%, 05/15/2027	54,000	49,240
5.75%, 11/15/2028(b)(c)	354,000	311,325

	Principal Amount	Value
Diversified Chemicals–(continued)

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	$63,000	$ 42,039

		402,604

Diversified Metals & Mining–0.38%
Mineral Resources Ltd. (Australia),
8.13%, 05/01/2027(b)	95,000	94,685
8.50%, 05/01/2030(b)	99,000	99,246

		193,931

Diversified Real Estate Activities–0.43%

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	242,000	218,728

Diversified REITs–0.26%

HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	60,000	52,111

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/2028(b)	100,000	79,404

		131,515

Diversified Support Services–1.34%
MPH Acquisition Holdings LLC,
5.50%, 09/01/2028(b)	258,000	195,777
5.75%, 11/01/2028(b)	140,000	91,175

Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	422,000	399,402

		686,354

Electric Utilities–2.42%

DPL, Inc., 4.13%, 07/01/2025	46,000	43,258

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	196,728

FirstEnergy Corp., Series B, 4.15%, 07/15/2027	300,000	280,169
NRG Energy, Inc.,
5.25%, 06/15/2029(b)	80,000	71,302
3.63%, 02/15/2031(b)	198,000	153,728
3.88%, 02/15/2032(b)	326,000	253,194

PG&E Corp., 5.25%, 07/01/2030	61,000	54,518
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	100,000	95,619
5.63%, 02/15/2027(b)	100,000	94,872

		1,243,388

Electrical Components & Equipment–0.50%

EnerSys, 4.38%, 12/15/2027(b)	166,000	150,853

WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	107,000	108,077

		258,930

Electronic Components–0.42%

Imola Merger Corp., 4.75%, 05/15/2029(b)	195,000	166,032

Likewize Corp., 9.75%, 10/15/2025(b)	55,000	51,559

		217,591

Environmental & Facilities Services–0.22%

Harsco Corp., 5.75%, 07/31/2027(b)	65,000	55,237

Stericycle, Inc., 5.38%, 07/15/2024(b)	60,000	59,185

		114,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Financial Exchanges & Data–0.21%

Coinbase Global, Inc., 3.38%, 10/01/2028(b)	$164,000	$ 107,655

Food Distributors–0.46%

C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	150,000	115,692

Performance Food Group, Inc., 6.88%, 05/01/2025(b)	51,000	51,162

US Foods, Inc., 6.25%, 04/15/2025(b)	72,000	71,828

		238,682

Food Retail–0.67%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	209,000	196,693

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	178,000	145,250

		341,943

Footwear–0.58%

Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)(c)	297,000	299,449

Gas Utilities–0.27%

Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	95,000	88,005

Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	60,000	49,064

		137,069

Health Care Distributors–0.23%

Owens & Minor, Inc., 6.63%, 04/01/2030(b)	145,000	119,464

Health Care Equipment–0.47%

Varex Imaging Corp., 7.88%, 10/15/2027(b)	248,000	243,262

Health Care Facilities–0.72%

Legacy LifePoint Health LLC, 6.75%, 04/15/2025(b)	207,000	198,045

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	26,421

Tenet Healthcare Corp., 4.88%, 01/01/2026	151,000	143,953

		368,419

Health Care REITs–0.77%
MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	141,000	115,816
4.63%, 08/01/2029	213,000	159,488

3.50%, 03/15/2031	179,000	122,880

		398,184

	Principal Amount	Value
Health Care Services–1.84%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	$152,000	$ 148,387
5.63%, 03/15/2027(b)	215,000	188,927
6.88%, 04/15/2029(b)	146,000	102,271
6.13%, 04/01/2030(b)	33,000	22,643
5.25%, 05/15/2030(b)	61,000	48,892
4.75%, 02/15/2031(b)	212,000	164,020

Pediatrix Medical Group, Inc., 5.38%, 02/15/2030(b)	67,000	59,187

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	61,000	55,269

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	178,000	158,036

		947,632

Health Care Supplies–0.48%

Medline Borrower L.P., 5.25%, 10/01/2029(b)	300,000	246,594

Health Care Technology–0.33%

AthenaHealth Group, Inc., 6.50%, 02/15/2030(b)	212,000	167,947

Home Furnishings–0.60%
Tempur Sealy International, Inc.,
4.00%, 04/15/2029(b)	217,000	185,732
3.88%, 10/15/2031(b)	150,000	121,050

		306,782

Home Improvement Retail–0.88%
JELD-WEN, Inc.,
6.25%, 05/15/2025(b)	51,000	49,652
4.63%, 12/15/2025(b)	173,000	155,629
4.88%, 12/15/2027(b)	188,000	157,281

Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	99,000	90,972

		453,534

Homebuilding–1.35%

Beazer Homes USA, Inc., 5.88%, 10/15/2027	101,000	89,791
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
5.00%, 06/15/2029(b)	200,000	156,192
4.88%, 02/15/2030(b)	134,000	100,949

LGI Homes, Inc., 4.00%, 07/15/2029(b)	113,000	88,596
Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	148,000	132,345
4.63%, 03/01/2030(b)	38,000	31,530
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	92,611

		692,014

Hotel & Resort REITs–0.52%
Service Properties Trust,
4.65%, 03/15/2024	30,000	29,332
4.35%, 10/01/2024	72,000	68,995
7.50%, 09/15/2025	100,000	99,220

4.95%, 02/15/2027	78,000	67,324

		264,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–2.29%
Carnival Corp.,
7.63%, 03/01/2026(b)	$159,000	$ 142,919
5.75%, 03/01/2027(b)	397,000	327,057
6.00%, 05/01/2029(b)	217,000	169,260
10.50%, 06/01/2030(b)	50,000	48,469
Royal Caribbean Cruises Ltd.,
11.50%, 06/01/2025(b)	152,000	162,035
11.63%, 08/15/2027(b)	82,000	87,407
5.50%, 04/01/2028(b)	83,000	72,417

Travel + Leisure Co., Series J, 6.00%, 04/01/2027	174,000	167,486

		1,177,050

Housewares & Specialties–0.37%
Newell Brands, Inc.,
4.45%, 04/01/2026	147,000	139,141
5.63%, 04/01/2036	60,000	50,892

		190,033

Independent Power Producers & Energy Traders–0.25%

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	200,000	128,062

Industrial Conglomerates–0.36%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 05/15/2026	92,000	89,351
5.25%, 05/15/2027	101,000	93,547

		182,898

Industrial Machinery–0.29%

Chart Industries, Inc., 9.50%, 01/01/2031(b)	114,000	119,278

GrafTech Finance, Inc., 4.63%, 12/15/2028(b)	34,000	27,797

		147,075

Insurance Brokers–0.43%

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	103,000	93,697

HUB International Ltd., 7.00%, 05/01/2026(b)	128,000	125,951

		219,648

Integrated Oil & Gas–1.38%
Occidental Petroleum Corp.,

5.88%, 09/01/2025	149,000	149,166

5.50%, 12/01/2025	90,000	89,291

5.55%, 03/15/2026	88,000	87,624

8.50%, 07/15/2027	357,000	383,399

		709,480

Integrated Telecommunication Services–3.57%

Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	200,000	165,366

Altice France S.A. (France), 8.13%, 02/01/2027(b)	200,000	187,180

Avaya, Inc., 6.13%, 09/15/2028(b)(f)	94,000	23,356

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	229,000	212,086

	Principal Amount	Value
Integrated Telecommunication Services–(continued)

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	$273,000	$ 199,973

Embarq Corp., 8.00%, 06/01/2036	132,000	56,939

Frontier North, Inc., Series G, 6.73%, 02/15/2028	120,000	110,251

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	200,000	187,116

Level 3 Financing, Inc., 3.88%, 11/15/2029(b)	156,000	118,381

Ligado Networks LLC, 15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(d)	47,635	13,695

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	305,000	297,293

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	323,000	264,338

		1,835,974

Interactive Home Entertainment–0.36%
Cinemark USA, Inc.,
8.75%, 05/01/2025(b)	100,000	102,115
5.25%, 07/15/2028(b)	100,000	84,115

		186,230

Interactive Media & Services–0.24%

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	94,000	4,554

Millennium Escrow Corp., 6.63%, 08/01/2026(b)	65,000	43,497

TripAdvisor, Inc., 7.00%, 07/15/2025(b)	76,000	76,176

		124,227

Internet & Direct Marketing Retail–0.64%

Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	65,000	33,222
QVC, Inc.,
4.45%, 02/15/2025	100,000	80,878
4.75%, 02/15/2027	73,000	46,818
5.45%, 08/15/2034	78,000	38,959

Rakuten Group, Inc. (Japan), 6.25%(b)(e)(g)	200,000	128,060

		327,937

Internet Services & Infrastructure–0.12%

Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	67,000	60,914

Investment Banking & Brokerage–0.26%

NFP Corp., 6.88%, 08/15/2028(b)	159,000	135,603

IT Consulting & Other Services–0.20%

Unisys Corp., 6.88%, 11/01/2027(b)	139,000	104,989

Leisure Facilities–0.34%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	125,000	133,863

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	40,000	39,552

		173,415

Leisure Products–0.48%

Mattel, Inc., 3.38%, 04/01/2026(b)	200,000	183,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Leisure Products–(continued)

Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	$80,000	$ 64,978

		248,721

Life Sciences Tools & Services–0.74%
IQVIA, Inc.,
5.00%, 10/15/2026(b)	200,000	191,210
5.00%, 05/15/2027(b)	200,000	190,502

		381,712

Marine–0.43%
NCL Corp. Ltd.,
5.88%, 03/15/2026(b)	64,000	55,435
5.88%, 02/15/2027(b)	69,000	64,064

Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	138,000	104,047

		223,546

Metal & Glass Containers–1.31%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
5.25%, 04/30/2025(b)	200,000	193,550
4.13%, 08/15/2026(b)	203,000	184,929
Ball Corp.,
5.25%, 07/01/2025	103,000	101,455
4.88%, 03/15/2026	53,000	51,265

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	46,000	40,011
Mauser Packaging Solutions Holding Co.,
7.25%, 04/15/2025(b)	69,000	67,784
9.25%, 04/15/2027(b)	34,000	31,998

		670,992

Mortgage REITs–0.49%

Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	96,000	78,177

Starwood Property Trust, Inc., 4.38%, 01/15/2027(b)	200,000	173,601

		251,778

Movies & Entertainment–1.70%

Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	194,762

Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)	48,000	34,341

Live Nation Entertainment, Inc., 6.50%, 05/15/2027(b)	83,000	81,709
Netflix, Inc.,
5.88%, 02/15/2025	32,000	32,247
3.63%, 06/15/2025(b)	106,000	101,691
4.38%, 11/15/2026(c)	82,000	79,170
6.38%, 05/15/2029	95,000	98,811
5.38%, 11/15/2029(b)	63,000	62,069

Odeon Finco PLC (United Kingdom), 12.75%, 11/01/2027(b)	200,000	187,285

		872,085

Multi-line Insurance–0.32%

Acrisure LLC/Acrisure Finance, Inc., 4.25%, 02/15/2029(b)	200,000	163,001

	Principal Amount	Value
Multi-Utilities–0.58%

Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	$362,000	$ 299,890

Office REITs–0.76%
Office Properties Income Trust,
4.50%, 02/01/2025	195,000	179,526
2.65%, 06/15/2026	55,000	43,576
2.40%, 02/01/2027	139,000	102,812
3.45%, 10/15/2031	100,000	66,835

		392,749

Office Services & Supplies–0.53%

ACCO Brands Corp., 4.25%, 03/15/2029(b)	117,000	96,017
Pitney Bowes, Inc.,
6.88%, 03/15/2027(b)	70,000	58,550
7.25%, 03/15/2029(b)	105,000	81,767

Steelcase, Inc., 5.13%, 01/18/2029	45,000	38,015

		274,349

Oil & Gas Drilling–1.16%

Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	125,492

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	300,000	286,778
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	68,000	58,863
7.50%, 07/15/2038(b)	50,000	45,150
6.88%, 04/15/2040(b)	98,000	80,368

		596,651

Oil & Gas Equipment & Services–0.06%

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	30,000	28,784

Oil & Gas Exploration & Production–3.56%

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, 06/30/2029(b)	100,000	87,104

CNX Resources Corp., 7.38%, 01/15/2031(b)	58,000	55,332
Comstock Resources, Inc.,
6.75%, 03/01/2029(b)	100,000	92,122
5.88%, 01/15/2030(b)	335,000	288,574

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	84,000	81,149

Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)	59,000	56,575

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	154,000	134,688

Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027	124,000	121,397
Gulfport Energy Corp.,
8.00%, 05/17/2026	1,756	1,709
8.00%, 05/17/2026(b)	39,502	38,434

Gulfport Energy Operating Corp., 6.38%, 05/15/2025	135,000	254

Harbour Energy PLC (United Kingdom), 5.50%, 10/15/2026(b)	200,000	185,232
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	159,000	147,886
5.75%, 02/01/2029(b)	73,000	66,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Moss Creek Resources Holdings, Inc.,
7.50%, 01/15/2026(b)	$62,000	$ 55,796
10.50%, 05/15/2027(b)	94,000	88,462

Murphy Oil Corp., 6.13%, 12/01/2042	110,000	87,150

PDC Energy, Inc., 6.13%, 09/15/2024	66,000	65,446

Southwestern Energy Co., 5.70%, 01/23/2025	71,000	70,428

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	32,000	26,270

Vital Energy, Inc., 10.13%, 01/15/2028	82,000	80,675

		1,830,826

Oil & Gas Refining & Marketing–1.18%

CVR Energy, Inc., 5.25%, 02/15/2025(b)	97,000	93,225
NuStar Logistics L.P.,
6.00%, 06/01/2026	56,000	53,269
5.63%, 04/28/2027	52,000	48,466
Parkland Corp. (Canada),
4.50%, 10/01/2029(b)	235,000	197,657
4.63%, 05/01/2030(b)	69,000	57,510
PBF Holding Co. LLC/PBF Finance Corp.,
7.25%, 06/15/2025	65,000	64,929
6.00%, 02/15/2028	100,000	93,392

		608,448

Oil & Gas Storage & Transportation–4.83%

Buckeye Partners L.P., 4.13%, 03/01/2025(b)	100,000	93,851

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	63,000	57,379
Delek Logistics Partners L.P./Delek Logistics Finance Corp.,
6.75%, 05/15/2025	200,000	193,861
7.13%, 06/01/2028(b)	106,000	93,378

eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	200,000	180,740

EQM Midstream Partners L.P., 4.00%, 08/01/2024	100,000	95,633
7.50%, 06/01/2027(b)	52,000	51,013
6.50%, 07/01/2027(b)	54,000	51,208
5.50%, 07/15/2028	148,000	132,239
7.50%, 06/01/2030(b)	29,000	27,666
4.75%, 01/15/2031(b)	110,000	89,488
6.50%, 07/15/2048	136,000	101,482
Holly Energy Partners L.P./Holly Energy Finance Corp.,
6.38%, 04/15/2027(b)	200,000	194,165
5.00%, 02/01/2028(b)	42,000	38,152

ITT Holdings LLC, 6.50%, 08/01/2029(b)	75,000	61,750
New Fortress Energy, Inc.,
6.75%, 09/15/2025(b)	160,000	150,213
6.50%, 09/30/2026(b)(c)	320,000	293,227

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	47,000	44,312

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	263,000	250,027

Sunoco L.P./Sunoco Finance Corp., 4.50%, 04/30/2030	51,000	44,242

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
6.00%, 03/01/2027(b)	$70,000	$ 65,071
5.50%, 01/15/2028(b)	130,000	116,877
6.00%, 12/31/2030(b)	65,000	56,139

		2,482,113

Other Diversified Financial Services–3.12%

Albion Financing 1 S.a.r.l/Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	200,000	179,052

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	200,000	169,095
Midcap Financial Issuer Trust,
6.50%, 05/01/2028(b)	200,000	172,825
5.63%, 01/15/2030(b)	200,000	157,480

PHH Mortgage Corp., 7.88%, 03/15/2026(b)	64,000	57,188
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 04/16/2029(b)	300,000	237,401
4.63%, 04/06/2031(b)	200,000	149,433

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	34,000	29,937

Superior Plus L.P./Superior General Partner, Inc. (Canada), 4.50%, 03/15/2029(b)	200,000	173,928
United Wholesale Mortgage LLC,
5.50%, 11/15/2025(b)	99,000	92,083
5.75%, 06/15/2027(b)	38,000	33,492
5.50%, 04/15/2029(b)	182,000	150,851

		1,602,765

Packaged Foods & Meats–0.00%

Kraft Heinz Foods Co. (The), 3.88%, 05/15/2027	1,000	951

Paper Packaging–0.61%

Berry Global, Inc., 4.50%, 02/15/2026(b)	91,000	87,360

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	61,000	58,317

LABL, Inc., 6.75%, 07/15/2026(b)	55,000	52,368

Sealed Air Corp., 5.50%, 09/15/2025(b)	115,000	113,275

		311,320

Paper Products–0.58%

Clearwater Paper Corp., 5.38%, 02/01/2025(b)	24,000	23,298

Domtar Corp., 6.75%, 10/01/2028(b)	111,000	100,017

Sylvamo Corp., 7.00%, 09/01/2029(b)	176,000	174,478

		297,793

Personal Products–0.45%

Coty, Inc., 5.00%, 04/15/2026(b)	38,000	36,189

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	204,000	196,542

		232,731

Pharmaceuticals–1.17%

1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	76,000	75,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	$173,000	$ 150,657
4.88%, 06/01/2028(b)	105,000	65,625

Elanco Animal Health, Inc., 6.65%, 08/28/2028	200,000	191,474

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	81,000	62,876

P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	70,000	56,126

		602,711

Publishing–0.07%

Gannett Holdings LLC, 6.00%, 11/01/2026(b)	43,000	36,173

Real Estate Services–0.39%
Realogy Group LLC/Realogy Co-Issuer Corp.,
5.75%, 01/15/2029(b)	200,000	143,891
5.25%, 04/15/2030(b)	79,000	54,204

		198,095

Reinsurance–0.29%
Enstar Finance LLC,
5.75%, 09/01/2040(e)	71,000	63,650
5.50%, 01/15/2042(e)	109,000	87,125

		150,775

Renewable Electricity–0.16%

Sunnova Energy Corp., 5.88%, 09/01/2026(b)	92,000	80,282

Restaurants–0.21%

Aramark Services, Inc., 6.38%, 05/01/2025(b)	109,000	108,421

Retail REITs–0.40%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,
5.75%, 05/15/2026(b)	66,000	60,832
4.50%, 04/01/2027(b)	67,000	57,479

Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	108,000	85,398

		203,709

Security & Alarm Services–0.66%

Brink’s Co. (The), 5.50%, 07/15/2025(b)	100,000	97,461
CoreCivic, Inc.,
8.25%, 04/15/2026	83,000	84,107
4.75%, 10/15/2027	75,000	65,122

Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75%, 04/15/2026(b)	96,000	92,872

		339,562

Specialized REITs–0.38%
Iron Mountain, Inc.,
5.25%, 07/15/2030(b)	121,000	105,650
5.63%, 07/15/2032(b)	37,000	32,054

SBA Communications Corp., 3.88%, 02/15/2027	61,000	55,260

		192,964

	Principal Amount	Value
Specialty Chemicals–1.01%

Avient Corp., 5.75%, 05/15/2025(b)	$82,000	$ 80,467

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	65,000	61,223

WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	472,000	379,631

		521,321

Specialty Stores–1.27%
Bath & Body Works, Inc.,
9.38%, 07/01/2025(b)	50,000	52,929
6.63%, 10/01/2030(b)	62,000	58,814

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	118,000	103,881
Michaels Cos., Inc. (The),
5.25%, 05/01/2028(b)	66,000	54,995
7.88%, 05/01/2029(b)	100,000	75,369

Staples, Inc., 7.50%, 04/15/2026(b)	346,000	308,328

		654,316

Steel–0.47%

Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	61,000	61,686

Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	69,000	66,836

TMS International Corp., 6.25%, 04/15/2029(b)	100,000	78,611

United States Steel Corp., 6.88%, 03/01/2029	32,000	32,047

		239,180

Systems Software–0.65%

Gen Digital, Inc., 5.00%, 04/15/2025(b)	87,000	84,599

McAfee Corp., 7.38%, 02/15/2030(b)	154,000	122,231

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	166,000	127,994

		334,824

Technology Hardware, Storage & Peripherals–1.28%
Seagate HDD Cayman,
4.88%, 06/01/2027	100,000	94,255
4.13%, 01/15/2031	34,000	28,240
9.63%, 12/01/2032(b)	171,065	187,212

Vericast Corp., 11.00%, 09/15/2026(b)	95,000	102,244

Xerox Corp., 6.75%, 12/15/2039	128,000	97,121
Xerox Holdings Corp.,
5.00%, 08/15/2025(b)	100,000	93,182
5.50%, 08/15/2028(b)	65,000	54,668

		656,922

Thrifts & Mortgage Finance–0.57%

Enact Holdings, Inc., 6.50%, 08/15/2025(b)	90,000	88,549

NMI Holdings, Inc., 7.38%, 06/01/2025(b)	82,000	81,674

PennyMac Financial Services, Inc., 5.75%, 09/15/2031(b)	38,000	30,318

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	100,000	90,113

		290,654

Tires & Rubber–0.12%

FXI Holdings, Inc., 12.25%, 11/15/2026(b)	68,000	59,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Tobacco–0.20%
Vector Group Ltd., 5.75%, 02/01/2029(b)	$118,000	$101,684

Trading Companies & Distributors–1.16%

Alta Equipment Group, Inc., 5.63%, 04/15/2026(b)	33,000	30,906

BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	100,000	85,811

Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	100,000	89,419
United Rentals North America, Inc., 5.50%, 05/15/2027	400,000	392,480

		598,616

Wireless Telecommunication Services–0.63%
Sprint LLC,
7.13%, 06/15/2024	174,000	176,349
7.63%, 03/01/2026	142,000	147,595

		323,944

Total U.S. Dollar Denominated Bonds & Notes (Cost $51,503,388)		49,298,860

	Shares
Exchange-Traded Funds–1.82%
Invesco High Yield Bond Factor ETF (Cost $1,105,001)(h)	43,455	933,848

	Principal Amount
U.S. Treasury Securities–0.20%
U.S. Treasury Bills–0.20%
4.48% - 4.55%, 05/11/2023 (Cost $101,108)(i)(j)	$102,000	101,064

	Shares
Common Stocks & Other Equity Interests–0.17%
Advertising–0.00%
Tenerity LLC, Wts., expiring 04/10/2024(k)	39	0

Apparel, Accessories & Luxury Goods–0.02%
Claire’s Holdings LLC	20	9,917

Coal & Consumable Fuels–0.05%
ACNR Holdings, Inc.	232	23,339

Oil & Gas Equipment & Services–0.10%
Superior Energy Services, Inc.	761	52,509

Total Common Stocks & Other Equity Interests (Cost $29,045)		85,765

	Principal Amount	Value

Variable Rate Senior Loan Interests–0.02%(l)(m)
Apparel, Accessories & Luxury Goods–0.02%
Claire’s Stores, Inc., Term Loan, 11.13% (1 mo. USD LIBOR + 6.50%), 12/18/2026 (Cost $10,703)	$12,235	$11,386

	Shares
Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $3,125)(k)	5	1,275

Money Market Funds–0.53%

Invesco Government & Agency Portfolio, Institutional Class, 4.51%(h)(n)	96,155	96,155

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(h)(n)	68,659	68,673
Invesco Treasury Portfolio, Institutional Class, 4.50%(h)(n)	109,892	109,892

Total Money Market Funds (Cost $274,720)		274,720

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.67% (Cost $53,027,090)		50,706,918

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.21%

Invesco Private Government Fund, 4.58%(h)(n)(o)	462,179	462,179
Invesco Private Prime Fund, 4.83%(h)(n)(o)	1,188,223	1,188,461

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,650,640)		1,650,640

TOTAL INVESTMENTS IN SECURITIES–101.88% (Cost $54,677,730)		52,357,558

OTHER ASSETS LESS LIABILITIES–(1.88)%		(966,062)

NET ASSETS–100.00%		$51,391,496

Investment Abbreviations:

ETF	– Exchange-Traded Fund
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $37,130,005, which represented 72.25% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 28, 2023.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 28, 2023 represented less than 1% of the Fund’s Net Assets.

(g)	Perpetual bond with no specified maturity date.
(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2023	Dividend Income
Invesco High Yield Bond Factor ETF	$1,059,867	$-	$(4,351)	$(121,668)	$-	$933,848	$58,593
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	82,499	8,920,070	(8,906,414)	-	-	96,155	223
Invesco Liquid Assets Portfolio, Institutional Class	57,351	6,371,478	(6,360,682)	-	526	68,673	182
Invesco Treasury Portfolio, Institutional Class	94,285	10,194,366	(10,178,759)	-	-	109,892	2,517
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	194,457	2,105,244	(1,837,522)	-	-	462,179	3,080*
Invesco Private Prime Fund	453,733	4,754,815	(4,019,880)	2	(209)	1,188,461	8,421*
Total	$1,942,192	$32,345,973	$(31,307,608)	$(121,666)	$317	$2,859,208	$73,016

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	27	June-2023	$3,014,719	$(4,852)	$(4,852)

U.S. Treasury 10 Year Ultra Notes	7	June-2023	820,312	(875)	(875)

U.S. Treasury Long Bonds	2	June-2023	250,438	(484)	(484)

U.S. Treasury Ultra Bonds	2	June-2023	270,125	609	609

Subtotal–Long Futures Contracts				(5,602)	(5,602)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Bond Factor Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
U.S. Treasury 2 Year Notes	13	June-2023	$(2,648,445)	$5,180	$ 5,180

U.S. Treasury 5 Year Notes	1	June-2023	(107,055)	180	180

Subtotal-Short Futures Contracts				5,360	5,360

Total Futures Contracts				$(242)	$ (242)

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 39, Version 1	Sell	5.00%	Quarterly	12/20/2027	4.956%	USD 685,000	$17,478	$9,484	$(7,994)

(a)

Implied credit spreads represent the current level, as of February 28, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $51,647,369)*	$49,498,350

Investments in affiliates, at value (Cost $3,030,361)	2,859,208

Other investments:
Variation margin receivable – futures contracts	1,722

Variation margin receivable–centrally cleared swap agreements	17,559

Cash	557,012

Foreign currencies, at value and cost	8

Receivable for:
Investments sold	9,474

Fund shares sold	21,933

Dividends	2,743

Interest	906,178

Investments matured, at value (Cost $112,892)	9

Investment for trustee deferred compensation and retirement plans	21,746

Other assets	24,640

Total assets	53,920,582

Liabilities:
Payable for:
Investments purchased	585,920

Dividends	118,999

Fund shares reacquired	22,767

Collateral upon return of securities loaned	1,650,640

Accrued fees to affiliates	23,446

Accrued trustees’ and officers’ fees and benefits	1,416

Accrued other operating expenses	104,152

Trustee deferred compensation and retirement plans	21,746

Total liabilities	2,529,086

Net assets applicable to shares outstanding	$51,391,496

Net assets consist of:
Shares of beneficial interest	$61,256,888

Distributable earnings (loss)	(9,865,392)

$51,391,496

Net Assets:

Class A	$42,489,936

Class C	$3,368,516

Class R	$3,908,051

Class Y	$1,588,889

Class R5	$8,612

Class R6	$27,492

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	5,472,116

Class C	433,849

Class R	503,078

Class Y	204,528

Class R5	1,109

Class R6	3,539

Class A:
Net asset value per share	$7.76

Maximum offering price per share (Net asset value of $7.76 ÷ 95.75%)	$8.10

Class C:
Net asset value and offering price per share	$7.76

Class R:
Net asset value and offering price per share	$7.77

Class Y:
Net asset value and offering price per share	$7.77

Class R5:
Net asset value and offering price per share	$7.77

Class R6:
Net asset value and offering price per share	$7.77

*	At February 28, 2023, securities with an aggregate value of $1,607,344 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Bond Factor Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$2,046,126

Dividends from affiliates (includes net securities lending income of $ 1,197)	62,712

Total investment income	2,108,838

Expenses:

Advisory fees	114,882

Administrative services fees	4,208

Custodian fees	5,182

Distribution fees:
Class A	50,722

Class C	36,809

Class R	18,830

Transfer agent fees – A, C, R and Y	80,242

Transfer agent fees – R5	4

Transfer agent fees – R6	18

Trustees’ and officers’ fees and benefits	15,734

Registration and filing fees	73,151

Reports to shareholders	14,293

Professional services fees	100,909

Other	13,545

Total expenses	528,529

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(301,188)

Net expenses	227,341

Net investment income	1,881,497

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(2,749,021)

Affiliated investment securities	317

Futures contracts	(426,647)

Swap agreements	(12,122)

(3,187,473)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,208,348)

Affiliated investment securities	(121,666)

Futures contracts	(34,301)

Swap agreements	1,433

(1,362,882)

Net realized and unrealized gain (loss)	(4,550,355)

Net increase (decrease) in net assets resulting from operations	$(2,668,858)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$1,881,497	$1,598,519

Net realized gain (loss)	(3,187,473)	436,196

Change in net unrealized appreciation (depreciation)	(1,362,882)	(2,007,572)

Net increase (decrease) in net assets resulting from operations	(2,668,858)	27,143

Distributions to shareholders from distributable earnings:

Class A	(1,336,149)	(1,131,081)

Class C	(191,611)	(184,884)

Class R	(222,446)	(144,223)

Class Y	(107,843)	(119,542)

Class R5	(560)	(474)

Class R6	(1,955)	(2,667)

Total distributions from distributable earnings	(1,860,564)	(1,582,871)

Share transactions–net:

Class A	22,630,868	(1,629,812)

Class C	(525,914)	(606,991)

Class R	565,703	817,615

Class Y	(1,059,115)	1,631,535

Class R6	(45,510)	61,568

Net increase in net assets resulting from share transactions	21,566,032	273,915

Net increase (decrease) in net assets	17,036,610	(1,281,813)

Net assets:

Beginning of year	34,354,886	35,636,699

End of year	$51,391,496	$34,354,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$8.85	$0.49	$(1.09)	$(0.60)	$(0.49)	$ –	$(0.49)	$7.76	(6.78	)%(d)	$42,490	0.63	%(d)	1.59	%(d)	6.16	%(d)	97%
Year ended 02/28/22	9.24	0.41	(0.40)	0.01	(0.40)	–	(0.40)	8.85	0.06	(d)	23,143	0.63	(d)	1.21	(d)	4.41	(d)	63
Year ended 02/28/21	8.99	0.46	0.29	0.75	(0.48)	(0.02)	(0.50)	9.24	8.73	(d)	25,804	0.64	(d)	2.07	(d)	5.29	(d)	161
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(e)	2.40	(e)	4.72	(e)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Class C
Year ended 02/28/23	8.84	0.44	(1.10)	(0.66)	(0.42)	–	(0.42)	7.76	(7.39)		3,369	1.38		2.36		5.41		97
Year ended 02/28/22	9.23	0.34	(0.40)	(0.06)	(0.33)	–	(0.33)	8.84	(0.69)		4,417	1.38		1.98		3.66		63
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39		2.84		4.54		161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(e)	3.17	(e)	4.02	(e)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Class R
Year ended 02/28/23	8.85	0.47	(1.08)	(0.61)	(0.47)	–	(0.47)	7.77	(6.90)		3,908	0.88		1.86		5.91		97
Year ended 02/28/22	9.24	0.38	(0.39)	(0.01)	(0.38)	–	(0.38)	8.85	(0.19)		3,807	0.88		1.48		4.16		63
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89		2.34		5.04		161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(e)	2.67	(e)	4.48	(e)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Class Y
Year ended 02/28/23	8.85	0.52	(1.09)	(0.57)	(0.51)	–	(0.51)	7.77	(6.43)		1,589	0.38		1.36		6.41		97
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		2,899	0.38		0.98		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39		1.84		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(e)	2.17	(e)	5.01	(e)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Class R5
Year ended 02/28/23	8.85	0.51	(1.08)	(0.57)	(0.51)	–	(0.51)	7.77	(6.43)		9	0.38		1.15		6.41		97
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		10	0.38		0.91		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(e)	1.84	(e)	5.02	(e)	127
Period ended 05/31/19(f)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(e)	1.22	(e)	5.91	(e)	56
Class R6
Year ended 02/28/23	8.85	0.53	(1.10)	(0.57)	(0.51)	–	(0.51)	7.77	(6.42)		27	0.38		1.15		6.41		97
Year ended 02/28/22	9.24	0.42	(0.38)	0.04	(0.43)	–	(0.43)	8.85	0.31		80	0.38		0.91		4.66		63
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(e)	1.81	(e)	5.05	(e)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the years ended February 28, 2023, 2022 and 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

23	Invesco High Yield Bond Factor Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt

24	Invesco High Yield Bond Factor Fund

securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

25	Invesco High Yield Bond Factor Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

O.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

P.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.370%

Over $ 2 billion	0.350%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement

26	Invesco High Yield Bond Factor Fund

cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $114,882, reimbursed fund level expenses of $103,776 and reimbursed class level expenses of $56,446, $9,540, $9,727, $4,529, $4 and $18 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $6,674 in front-end sales commissions from the sale of Class A shares and $0 and $816 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$49,298,860	$–	$49,298,860

Exchange-Traded Funds	933,848	–	–	933,848

U.S. Treasury Securities	–	101,064	–	101,064

Common Stocks & Other Equity Interests	–	85,765	–	85,765

Variable Rate Senior Loan Interests	–	11,386	–	11,386

Preferred Stocks	–	–	1,275	1,275

Money Market Funds	274,720	1,650,640	–	1,925,360

Total Investments in Securities	1,208,568	51,147,715	1,275	52,357,558

Other Investments - Assets*

Investments Matured	–	9	–	9

Futures Contracts	5,969	–	–	5,969

	5,969	9	–	5,978

27	Invesco High Yield Bond Factor Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(6,211)	$–	$–	$(6,211)

Swap Agreements	–	(7,994)	–	(7,994)

	(6,211)	(7,994)	–	(14,205)

Total Other Investments	(242)	(7,985)	–	(8,227)

Total Investments	$1,208,326	$51,139,730	$1,275	$52,349,331

*	Futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$5,969

Derivatives not subject to master netting agreements	(5,969)

Total Derivative Assets subject to master netting agreements	$–

	Value
	Credit	Interest
Derivative Liabilities	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$(6,211)	$(6,211)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(7,994)	–	(7,994)

Total Derivative Liabilities	(7,994)	(6,211)	(14,205)

Derivatives not subject to master netting agreements	7,994	6,211	14,205

Total Derivative Liabilities subject to master netting agreements	$–	$–	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(426,647)	$(426,647)

Swap agreements	(12,122)	-	(12,122)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	(34,301)	(34,301)

Swap agreements	1,433	-	1,433

Total	$(10,689)	$(460,948)	$(471,637)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$6,203,309	$992,500

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,266.

28	Invesco High Yield Bond Factor Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$1,860,564	$1,582,871

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$54,185

Net unrealized appreciation (depreciation) – investments	(2,456,295)

Temporary book/tax differences	(19,919)

Capital loss carryforward	(7,443,363)

Shares of beneficial interest	61,256,888

Total net assets	$51,391,496

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,231,502	$5,211,861	$7,443,363

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $51,000,660 and $29,878,479, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$307,684

Aggregate unrealized (depreciation) of investments	(2,763,979)

Net unrealized appreciation (depreciation) of investments	$(2,456,295)

Cost of investments for tax purposes is $54,805,626.

29	Invesco High Yield Bond Factor Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, amortization and accretion on debt securities and derivative instruments, on February 28, 2023, undistributed net investment income was increased by $11,043 and undistributed net realized gain (loss) was decreased by $11,043. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,331,124	$26,448,183	689,863	$6,375,087

Class C	67,024	540,109	126,528	1,169,030

Class R	242,650	1,927,004	163,457	1,501,493

Class Y	32,713	273,433	256,496	2,387,754

Class R6	4,050	32,764	10,371	96,882

Issued as reinvestment of dividends:
Class A	127,509	1,008,023	99,297	916,194

Class C	18,765	148,395	15,850	146,223

Class R	27,459	216,679	15,519	143,078

Class Y	9,488	75,058	7,059	65,148

Class R6	215	1,738	281	2,577

Automatic conversion of Class C shares to Class A shares:
Class A	49,232	392,332	46,045	424,513

Class C	(49,234)	(392,332)	(46,056)	(424,513)

Reacquired:
Class A	(651,802)	(5,217,670)	(1,012,748)	(9,345,606)

Class C	(102,082)	(822,086)	(162,685)	(1,497,731)

Class R	(197,210)	(1,577,980)	(89,820)	(826,956)

Class Y	(165,205)	(1,407,606)	(90,213)	(821,367)

Class R6	(9,794)	(80,012)	(4,089)	(37,891)

Net increase in share activity	2,734,902	$21,566,032	25,155	$273,915

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 42% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

30	Invesco High Yield Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the nine months ended February 29, 2020 and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended February 28, 2023, the nine months ended February 29, 2020 and the period May 24, 2019 (commencement date) through May 31, 2019 for Class R5.

The financial statements of Oppenheimer Global High Yield Fund (subsequently renamed Invesco High Yield Bond Factor Fund) as of and for the year ended May 31, 2018 and the financial highlights for the year ended May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, portfolio company investees, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,017.00	$3.15	$1,021.67	$3.16	0.63%
Class C	1,000.00	1,013.20	6.89	1,017.95	6.90	1.38
Class R	1,000.00	1,017.10	4.40	1,020.43	4.41	0.88
Class Y	1,000.00	1,019.60	1.90	1,022.91	1.91	0.38
Class R5	1,000.00	1,019.60	1.90	1,022.91	1.91	0.38
Class R6	1,000.00	1,019.60	1.90	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32	Invesco High Yield Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.10%
Qualified Business Income*	0.00%
Business Interest Income*	98.41%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco High Yield Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco High Yield Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Income Fund

Nasdaq:

A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

14	Financial Statements

17	Financial Highlights

18	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Fund Expenses

30	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.88%
Class C Shares	-6.59
Class R Shares	-6.11
Class Y Shares	-5.63
Investor Class Shares	-5.78
Class R5 Shares	-5.55
Class R6 Shares	-5.49
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-9.72

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

    During the fiscal year, structured credit securities such as commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and asset-backed securities comprised the majority holdings of the Fund. Structured credit securities experienced spread widening during the fiscal year as broad market volatility caused by inflation concerns and rate hikes by an aggressive Fed weighed on spreads. Heavy issuance of structured securities and significant outflows from fixed income mutual funds created a notably negative technical environment which contributed to spread widening during 2022. Both issuance and fixed income mutual fund outflows have improved materially in January and February.

    Given this market backdrop, Class A shares of Invesco Income Fund, at NAV, generated a negative return but outperformed its broad-based index, the Bloomberg U.S. Aggregate Bond Index. During the fiscal year, the Fund’s duration, which was shorter than the index was a positive contributor to relative Fund performance. The Fund’s out-of-index exposure to RMBS and CMBS was a detractor for the fiscal year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. During the fiscal year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco Income Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Federal Reserve of Economic Data

3	Source: US Department of the Treasury

4	Source: Bloomberg LP

Portfolio manager(s):

Philip Armstrong

Mario Clemente

Kevin Collins

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The

2	Invesco Income Fund

information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.08%
10 Years	-0.42
5 Years	-1.38
1 Year	-9.85

Class C Shares
Inception (8/4/97)	2.68%
10 Years	-0.58
5 Years	-1.28
1 Year	-7.49

Class R Shares
Inception (6/3/02)	2.00%
10 Years	-0.24
5 Years	-0.80
1 Year	-6.11

Class Y Shares
Inception (10/3/08)	1.69%
10 Years	0.27
5 Years	-0.30
1 Year	-5.63

Investor Class Shares
Inception (9/30/03)	2.04%
10 Years	0.07
5 Years	-0.46
1 Year	-5.78

Class R5 Shares
Inception (4/29/05)	2.41%
10 Years	0.37
5 Years	-0.21
1 Year	-5.55

Class R6 Shares
10 Years	0.22%
5 Years	-0.19
1 Year	-5.49

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Fund

Supplemental Information

Invesco Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Asset-Backed Securities	69.81%

Agency Credit Risk Transfer Notes	11.30

U.S. Government Sponsored Agency Mortgage-Backed Securities	7.91

Preferred Stocks	5.38

Commercial Paper	5.15

Certificate of Deposit	1.29

Security Types Each Less Than 1% of Portfolio	1.37

Money Market Funds Plus Other Assets Less Liabilities	(2.21)

Top Five Debt Issuers*

% of total net assets

1. OBX Trust	6.39%

2. Toronto-Dominion Bank (The)	5.15

3. Federal National Mortgage Association	4.82

4. BBCMS Mortgage Trust	4.16

5. Verus Securitization Trust	2.99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco Income Fund

Schedule of Investments

February 28, 2023

	Principal Amount	Value

Asset-Backed Securities–69.81%
AMSR Trust,
Series 2020-SFR5, Class D, 2.18%, 11/17/2037(a)	$5,000,000	$4,451,138

Series 2021-SFR4, Class D, 2.77%, 12/17/2038(a)	1,500,000	1,289,456

Series 2022-SFR3, CLass D, 4.00%, 10/17/2039(a)	3,380,000	2,998,019

Angel Oak Mortgage Trust,
Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(b)	2,361,000	2,017,194

Series 2022-2, Class M1, 4.17%, 01/25/2067(a)(b)	5,893,000	4,365,055

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-3A, Class C, 6.48%, 02/20/2027(a)	4,000,000	3,875,572

Series 2022-5A, Class B, 7.09%, 04/20/2027(a)	4,000,000	4,106,709

Series 2023-1A, Class B, 6.08%, 04/20/2029(a)	2,000,000	2,014,589

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.75%, 09/15/2048(c)	15,063,359	232,958

Bank, Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	3,321,693

BBCMS Mortgage Trust,
Series 2018-C2, Class C, 4.97%, 12/15/2051(b)	2,500,000	2,183,968

Series 2022-C17, Class A5, 4.44%, 09/15/2055	14,600,000	13,943,384

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 3.91%, 01/25/2035(b)	252,541	233,707

Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.53%, 04/10/2051(b)	4,375,000	3,766,301

Series 2019-B14, Class C, 3.77%, 12/15/2062(b)	4,650,000	3,639,061

Series 2019-B15, Class C, 3.72%, 12/15/2072(b)	1,000,000	791,836

Series 2019-B9, Class C, 4.97%, 03/15/2052(b)	4,000,000	3,210,999

Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016- 1A, Class B, 5.68%, 12/16/2041(a)(d)	4,454,389	2,948,105

BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 6.24% (1 mo. USD LIBOR + 1.65%), 09/15/2023(a)(e)	5,000,000	4,833,683

Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	4,079,575

CBAM LLC, Series 2021-15A, Class C, 7.04% (3 mo. USD LIBOR + 2.25%), 01/15/2036(a)(e)	5,000,000	4,734,820

	Principal Amount	Value

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	$1,066,523	$890,616

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,493,759	1,289,652

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.26%, 04/10/2023(a)(b)	4,885,000	4,814,661

COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	510,858	478,367

Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.70%, 08/10/2024(b)	4,578,800	4,353,719

Credit Suisse Mortgage Capital Trust,
Series 2022-ATH2, Class M1, 4.98%, 05/25/2067(a)(b)	4,000,000	3,491,386

Series 2022-ATH3, Class A3, 6.57%, 08/25/2067(a)(b)	4,641,709	4,575,838

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 3.92%, 01/15/2049(a)(b)	3,000,000	1,915,103

DB Master Finance LLC, Series 2021-1A, Class A23, 2.79%, 11/20/2051(a)	1,125,750	907,460

Dryden 76 CLO Ltd., Series 2019- 76A, Class CR, 6.81% (3 mo. USD LIBOR + 2.00%), 10/20/2034(a)(e)	3,000,000	2,829,897

Ellington Financial Mortgage Trust, Series 2022-3, Class A1, 5.00%, 08/25/2067(a)(d)	3,823,278	3,726,771

Empower CLO Ltd., Series 2022-1A, Class A1, 6.16% (3 mo. Term SOFR + 2.20%), 10/20/2034(a)(e)	10,000,000	10,078,950

Fannie Mae Connecticut Avenue Securities, Series 2023-R01, Class 1M2, 8.24% (30 Day Average SOFR + 3.75%), 12/25/2042(a)(e)	3,275,000	3,349,587

FirstKey Homes Trust,
Series 2020-SFR2, Class D, 1.97%, 10/19/2037(a)	3,000,000	2,685,298

Series 2020-SFR2, Class E, 2.67%, 10/19/2037(a)	4,000,000	3,624,654

FIVE Mortgage Trust, Series 2023-V1, Class XA, IO, 0.83%, 02/10/2056(b)	62,908,000	2,192,910

Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.46%, 09/25/2048(a)(b)	1,542,988	1,371,844

Series 2018-5, Class B2, 4.46%, 09/25/2048(a)(b)	1,848,862	1,638,768

Series 2018-6RR, Class B2, 4.92%, 10/25/2048(a)(b)	2,720,211	2,493,549

Series 2018-6RR, Class B3, 4.92%, 10/25/2048(a)(b)	2,720,211	2,440,398

FRTKL, Series 2021-SFR1, Class E2, 2.52%, 09/17/2038(a)	3,250,000	2,751,917

Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	4,708,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Fund

	Principal Amount	Value

GCAT Trust,
Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(b)	$4,000,000	$3,021,156

Series 2023-NQM2, Class M1, 6.90%, 11/25/2067(a)(b)	2,781,000	2,615,614

GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class E, 4.59%, 10/10/2032(a)(b)	5,050,000	4,807,199

Series 2018-TWR, Class G, 8.76% (1 mo. USD LIBOR + 4.17%), 07/15/2023(a)(e)	3,000,000	2,159,250

GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	2,411,526

Hertz Vehicle Financing III LLC, Series 2023-1A, Class C, 6.91%, 06/25/2027(a)	2,500,000	2,496,876

Homeward Opportunities Fund Trust, Series 2022-1, Class M1, 5.08%, 07/25/2067(a)(d)	3,809,391	3,666,255

Series 2022-1, Class M1, 5.06%, 07/25/2067(a)(b)	2,878,000	2,525,172

ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, 6.81% (1 mo. Term SOFR + 2.25%), 10/15/2039(a)(e)	2,240,000	2,250,357

Imperial Fund Mortgage Trust, Series 2022-NQM1, Class M1, 4.08%, 02/25/2067(a)(b)	7,053,000	5,106,368

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, 7.30% (1 mo. USD LIBOR + 2.71%), 06/15/2023(a)(e)	2,000,000	685,718

Series 2018-PHH, Class F, 7.90% (1 mo. USD LIBOR + 3.31%), 06/15/2023(a)(e)	2,000,000	393,628

JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C, 4.11%, 07/15/2045(b)	4,760,000	4,670,774

Life Mortgage Trust, Series 2021-BMR, Class D, 5.99% (1 mo. USD LIBOR + 1.40%), 03/15/2038(a)(e)	5,701,227	5,531,978

MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,417,346

OBX Trust, Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(a)(d)	5,888,184	5,775,169

Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(d)	1,215,022	1,172,840

Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(a)(d)	14,513,134	14,355,515

Series 2023-NQM1, Class A3, 6.50%, 11/25/2062(a)(b)	3,471,930	3,425,195

Octagon Investment Partners 48 Ltd., Series 2020-3A, Class CR, 6.86% (3 mo. USD LIBOR + 2.05%), 10/20/2034(a)(e)	3,000,000	2,870,040

OHA Loan Funding Ltd., Series 2015-1A, Class CR3, 6.85% (3 mo. USD LIBOR + 2.05%), 01/19/2037(a)(e)	5,000,000	4,787,575

Progress Residential Trust, Series 2022-SFR5, Class D, 5.73%, 06/17/2039(a)	3,000,000	2,831,171

	Principal Amount	Value

Rad CLO 18 Ltd., Series 2023-18A, Class B, 1.00% (3 mo. Term SOFR + 2.55%), 04/15/2036(a)(e)(f)	$2,500,000	$2,500,000

Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	2,993,378

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,181,524

Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	3,000,000	2,773,156

SG Residential Mortgage Trust, Series 2022-1, Class M1, 3.98%, 03/27/2062(a)(b)	4,000,000	2,949,665

Sonic Capital LLC, Series 2021-1A, Class A2II, 2.64%, 08/20/2051(a)	1,350,592	1,042,019

STAR Trust, Series 2022-SFR3, Class D, 7.11% (1 mo. Term SOFR + 2.55%), 05/17/2024(a)(e)	2,000,000	2,004,477

Taco Bell Funding LLC, Series 2021- 1A, Class A23, 2.54%, 08/25/2051(a)	987,500	782,888

Textainer Marine Containers VII Ltd., Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	2,752,723	2,583,411

TRK Trust, Series 2022-INV1, Class M1, 4.05%, 02/25/2057(a)(b)	8,000,000	6,175,968

Verus Securitization Trust,
Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(b)	2,800,000	2,665,164

Series 2022-INV1, Class A3, 5.83%, 08/25/2067(a)(d)	4,818,836	4,702,173

Series 2022-INV2, Class A3, 6.79%, 10/25/2067(a)(d)	1,953,894	1,930,336

Series 2023-1, Class A3, 6.90%, 12/25/2067(a)(d)	2,237,624	2,228,340

Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	1,910,077

Voya CLO Ltd., Series 2014-1A, Class CR2, 7.69% (3 mo. Term SOFR + 3.06%), 04/18/2031(a)(e)	1,300,000	1,147,940

Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(b)	6,000,000	5,136,588

Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	2,846,714

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(a)	1,135,250	1,047,317

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	2,364,000	1,965,399

Total Asset-Backed Securities (Cost $301,632,585)		270,191,195

Agency Credit Risk Transfer Notes–11.30%
Fannie Mae Connecticut Avenue Securities, Series 2022-R04, Class 1M2, 7.58% (30 Day Average SOFR + 3.10%), 03/25/2042(a)(e)	1,285,000	1,300,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Fund

	Principal Amount	Value

Freddie Mac,
Series 2021-DNA2, Class M2, STACR® , 6.78% (30 Day Average SOFR + 2.30%), 08/25/2033(a)(e)	$6,630,000	$6,648,976

Series 2021-DNA5, Class M2, STACR® , 6.13% (30 Day Average SOFR + 1.65%), 01/25/2034(a)(e)	729,545	726,777

Series 2021-HQA3, Class M2, STACR® , 6.58% (30 Day Average SOFR + 2.10%), 09/25/2041(a)(e)	4,250,000	3,871,957

Series 2022-DNA3, Class M1B, STACR® , 7.38% (30 Day Average SOFR + 2.90%), 04/25/2042(a)(e)	5,000,000	5,012,382

Series 2022-HQA2, Class M1, STACR® , 8.48% (30 Day Average SOFR + 4.00%), 07/25/2042(a)(e)	3,000,000	3,097,518

Series 2022-HQA3, Class M1, STACR® , 8.03% (30 Day Average SOFR + 3.55%), 08/25/2042(a)(e)	5,370,000	5,474,362

6.78% (30 Day Average SOFR + 2.30%), 08/25/2042(a)(e)	4,674,782	4,704,976

Series 2022-HQA3, Class M2, STACR® , 9.83% (30 Day Average SOFR + 5.35%), 08/25/2042(a)(e)	4,000,000	4,048,574

Series 2018-HRP2, Class M3, STACR® , 7.02% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(e)	4,312,294	4,326,346

Series 2020-DNA5, Class M2, STACR® , 7.28% (30 Day Average SOFR + 2.80%), 10/25/2050(a)(e)	1,873,765	1,899,392

Freddie Mac Multifamily Connecticut Avenue Securities Trust,
Series 2019-01, Class M10, 7.87% (1 mo. USD LIBOR + 3.25%), 10/25/2049(a)(e)	1,256,731	1,205,348

Series 2019-01, Class B10, 10.12% (1 mo. USD LIBOR + 5.50%), 10/25/2049(a)(e)	1,500,000	1,436,540

Total Agency Credit Risk Transfer Notes (Cost $43,885,982)		43,753,336

U.S. Government Sponsored Agency Mortgage-Backed Securities–7.91%
Collateralized Mortgage Obligations–1.36%
Fannie Mae REMICs, IO, 2.50%, 08/25/2049(g)	13,944,892	1,883,649

Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M2, 8.23%(30 Day Average SOFR + 3.75%), 01/25/2051(a)(e)	1,500,000	1,349,705

Freddie Mac REMICs, IO, 2.50%, 09/25/2048(g)	15,177,711	2,036,559

		5,269,913
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
9.00%, 04/01/2025	6,780	6,850

9.50%, 04/01/2025	1,809	1,808

6.50%, 06/01/2029 to 08/01/2032	2,118	2,188

7.00%, 03/01/2032 to 05/01/2032	706	709

		11,555

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–4.82%
6.00%, 04/01/2024	$23	$24

6.75%, 07/01/2024	6,112	6,271

6.95%, 07/01/2025 to 10/01/2025	8,027	8,007

6.50%, 01/01/2026 to 10/01/2036	2,946	3,033

7.00%, 06/01/2029	252	253

8.00%, 10/01/2029	15	15

TBA,
5.00%, 03/01/2053(h)	6,250,000	6,145,508

5.50%, 03/01/2053(h)	12,500,000	12,482,422

		18,645,533

Government National Mortgage Association (GNMA)–1.73%
8.00%, 03/15/2023 to 12/15/2030	241,094	251,176

7.00%, 06/15/2023 to 12/15/2036	238,008	237,492

6.50%, 07/15/2024 to 09/15/2032	13,303	13,291

6.95%, 07/20/2025 to 11/20/2026	28,315	28,420

8.50%, 01/15/2037	13,444	13,509

TBA, 5.00%, 03/01/2053(h)	6,200,000	6,127,344

		6,671,232

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $31,079,546)		30,598,233

	Shares
Preferred Stocks–5.38%
Mortgage REITs–5.38%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(i)	98,843	1,859,237

Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(i)	100,000	2,464,000

Chimera Investment Corp., 8.00%, Series B, Pfd.(i)	100,000	2,233,000

Chimera Investment Corp., 7.75%, Series C, Pfd.(i)	49,884	999,675

Dynex Capital, Inc., 6.90%, Series C, Pfd.(i)	100,000	2,262,000

MFA Financial, Inc., 6.50%, Series C, Pfd.(i)(j)	89,800	1,793,306

PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(i)	79,989	1,908,537

Redwood Trust, Inc., 10.00%, Pfd.(i)	113,381	2,845,863

Rithm Capital Corp., 7.13%, Series B, Pfd.(i)	100,000	2,286,000

Two Harbors Investment Corp., 7.25%, Series C, Pfd.(i)	99,791	2,165,465

Total Preferred Stocks (Cost $21,734,938)		20,817,083

	Principal Amount
Commercial Paper–5.15%
Diversified Banks–5.15%
Toronto-Dominion Bank (The) (Canada), 5.25%, 01/26/2024(a) (Cost $20,000,000)	$20,000,000	19,947,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Fund

	Principal Amount	Value

Certificates of Deposit–1.29%
Diversified Banks–1.29%
Barclays Bank PLC, 5.39% , 02/01/2024 (Cost $5,000,000)	$5,000,000	$4,988,857

U.S. Dollar Denominated Bonds & Notes–0.92%
Mortgage REITs–0.92%
Two Harbors Investment Corp., Conv., 6.25%, 01/15/2026 (Cost $3,528,226)	4,000,000	3,581,353

U.S. Treasury Securities–0.45%
U.S. Treasury Bills–0.45%
3.70%, 03/09/2023(k)(l)	312,000	311,748

4.48%, 05/11/2023(k)(l)	1,429,000	1,415,888

Total U.S. Treasury Securities (Cost $1,728,387)		1,727,636

	Shares
Money Market Funds–5.18%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(m)(n)	12,020,124	12,020,124

Invesco Treasury Portfolio, Institutional Class, 4.50%(m)(n)	8,013,416	8,013,416

Total Money Market Funds (Cost $20,033,540)		20,033,540

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-107.39% (Cost $448,623,204)		415,638,832

Investment Abbreviations:

Conv.	– Convertible
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.03%
Invesco Private Government Fund, 4.58%(m)(n)(o)	28,353	$28,353

Invesco Private Prime Fund, 4.83%(m)(n)(o)	70,374	70,388

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $98,736)		98,741

TOTAL INVESTMENTS IN SECURITIES–107.42% (Cost $448,721,940)		415,737,573

OTHER ASSETS LESS LIABILITIES–(7.42)%		(28,707,598)

NET ASSETS–100.00%		$387,029,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $293,610,692, which represented 75.86% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(i)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(j)	All or a portion of this security was out on loan at February 28, 2023.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 17,855,736	$160,660,614	$(166,496,226)	$-	$-	$ 12,020,124	$ 319,987
Invesco Treasury Portfolio, Institutional Class	11,903,824	107,107,077	(110,997,485)	-	-	8,013,416	209,433
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,986,688	(1,958,335)	-	-	28,353	1,030*
Invesco Private Prime Fund	-	5,019,250	(4,948,960)	5	93	70,388	2,817*
Total	$ 29,759,560	$274,773,629	$(284,401,006)	$5	$93	$ 20,132,281	$ 533,267

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	101	June-2023	$20,576,383	$(61,547)	$(61,547)
U.S. Treasury 5 Year Notes	166	June-2023	17,771,078	(50,578)	(50,578)
U.S. Treasury 10 Year Notes	228	June-2023	25,457,625	(40,969)	(40,969)
Total Futures Contracts				$(153,094)	$(153,094)

Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
JP Morgan Securities LLC	Markit CMBX North America A Index, Series 8, Version 1	Buy	(2.00)%	Monthly	10/17/2057	3.515%	USD 10,000,000	$ 137,149	$224,198	$ 87,049
Credit Risk
JP Morgan Securities LLC	Markit CMBX North America A Index, Series 13, Version 1	Sell	2.00	Monthly	12/16/2072	3.578	USD 10,000,000	(778,031)	(813,557)	(35,526)
Total Open Over-The-Counter Credit Default Swap Agreements								$(640,882)	$(589,359)	$ 51,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Fund

(a)	Over-The-Counter swap agreements are collateralized by cash held with Counterparties in the amount of $600,000.
(b)

Implied credit spreads represent the current level, as of February 28, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $428,589,664)*	$395,605,292

Investments in affiliated money market funds, at value (Cost $20,132,276)	20,132,281

Other investments:
Variation margin receivable – futures contracts	7,046

Swaps receivable – OTC	2,222

Unrealized appreciation on swap agreements – OTC	87,049

Premiums paid on swap agreements – OTC	137,149

Deposits with brokers:
Cash collateral – OTC Derivatives	600,000

Cash	20,922

Foreign currencies, at value (Cost $962)	859

Receivable for:
Investments sold	426,998

TBA sales commitment	37,429,384

Fund shares sold	105,909

Dividends	265,508

Interest	1,502,322

Investment for trustee deferred compensation and retirement plans	139,659

Other assets	52,126

Total assets	456,514,726

Liabilities:
Other investments:
Premiums received on swap agreements – OTC	778,031

Swaps payable – OTC	2,222

Unrealized depreciation on swap agreements–OTC	35,526

Payable for:
Investments purchased	4,999,956

TBA sales commitment	62,868,533

Dividends	146,174

Fund shares reacquired	134,052

Collateral upon return of securities loaned	98,736

Accrued fees to affiliates	185,870

Accrued trustees’ and officers’ fees and benefits	1,688

Accrued other operating expenses	83,424

Trustee deferred compensation and retirement plans	150,539

Total liabilities	69,484,751

Net assets applicable to shares outstanding	$387,029,975

Net assets consist of:
Shares of beneficial interest	$490,732,761

Distributable earnings (loss)	(103,702,786)

$387,029,975

Net Assets:
Class A	$257,447,081

Class C	$4,957,216

Class R	$3,945,301

Class Y	$5,058,711

Investor Class	$15,087,730

Class R5	$351,193

Class R6	$100,182,743

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	36,788,447

Class C	707,946

Class R	563,383

Class Y	721,987

Investor Class	2,153,668

Class R5	50,147

Class R6	14,333,339

Class A:
Net asset value per share	$7.00

Maximum offering price per share (Net asset value of $7.00 ÷ 95.75%)	$7.31

Class C:
Net asset value and offering price per share	$7.00

Class R:
Net asset value and offering price per share	$7.00

Class Y:
Net asset value and offering price per share	$7.01

Investor Class:
Net asset value and offering price per share	$7.01

Class R5:
Net asset value and offering price per share	$7.00

Class R6:
Net asset value and offering price per share	$6.99

*	At February 28, 2023, security with a value of $97,853 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$17,684,965

Dividends	2,165,632

Dividends from affiliated money market funds (includes net securities lending income of $14,284)	543,704

Total investment income	20,394,301

Expenses:

Advisory fees	1,862,675

Administrative services fees	59,935

Custodian fees	14,794

Distribution fees:
Class A	683,292

Class C	56,161

Class R	19,441

Investor Class	31,708

Transfer agent fees – A, C, R, Y and Investor	611,364

Transfer agent fees – R5	374

Transfer agent fees – R6	30,745

Trustees’ and officers’ fees and benefits	18,330

Registration and filing fees	91,386

Reports to shareholders	23,998

Professional services fees	62,092

Other	19,573

Total expenses	3,585,868

Less: Fees waived and/or expense offset arrangement(s)	(34,456)

Net expenses	3,551,412

Net investment income	16,842,889

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(32,435,828)

Affiliated investment securities	93

Futures contracts	9,431,291

Swap agreements	(442,594)

(23,447,038)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(21,242,903)

Affiliated investment securities	5

Foreign currencies	(52)

Futures contracts	445,389

Swap agreements	236,058

(20,561,503)

Net realized and unrealized gain (loss)	(44,008,541)

Net increase (decrease) in net assets resulting from operations	$(27,165,652)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$16,842,889	$15,231,621

Net realized gain (loss)	(23,447,038)	2,576,637

Change in net unrealized appreciation (depreciation)	(20,561,503)	(16,093,815)

Net increase (decrease) in net assets resulting from operations	(27,165,652)	1,714,443

Distributions to shareholders from distributable earnings:
Class A	(9,742,879)	(9,324,418)

Class C	(156,152)	(139,919)

Class R	(130,061)	(110,349)

Class Y	(242,753)	(1,057,242)

Investor Class	(580,655)	(557,785)

Class R5	(14,622)	(13,740)

Class R6	(4,350,364)	(5,839,584)

Total distributions from distributable earnings	(15,217,486)	(17,043,037)

Share transactions–net:
Class A	(18,038,362)	(24,264,150)

Class C	(1,044,520)	1,304,560

Class R	279,234	335,353

Class Y	(1,916,171)	(41,290,606)

Investor Class	(897,800)	(1,442,967)

Class R5	(15,750)	28,957

Class R6	(50,279,105)	(60,422,394)

Net increase (decrease) in net assets resulting from share transactions	(71,912,474)	(125,751,247)

Net increase (decrease) in net assets	(114,295,612)	(141,079,841)

Net assets:
Beginning of year	501,325,587	642,405,428

End of year	$387,029,975	$501,325,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$7.71	$0.28		$(0.73)	$(0.45)	$(0.26)	$–	$(0.26)	$7.00	(5.88)%		$257,447	0.96%		0.97%		3.95%		199%
Year ended 02/28/22	7.94	0.20		(0.20)	0.00	(0.23)	–	(0.23)	7.71	(0.06)		303,030	0.91		0.91		2.56		220
Year ended 02/28/21	8.68	0.23		(0.66)	(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35		0.22	0.57	(0.40)	–	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(d)	(0.13)	0.14	(0.28)	–	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(d)	119	(d)
Class C
Year ended 02/28/23	7.71	0.23		(0.74)	(0.51)	(0.20)	–	(0.20)	7.00	(6.59)		4,957	1.71		1.72		3.20		199
Year ended 02/28/22	7.94	0.14		(0.20)	(0.06)	(0.17)	–	(0.17)	7.71	(0.81)		6,586	1.66		1.66		1.81		220
Year ended 02/28/21	8.68	0.18		(0.67)	(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29		0.22	0.51	(0.33)	–	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(d)	(0.13)	0.07	(0.22)	–	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(d)	119	(d)
Class R
Year ended 02/28/23	7.72	0.27		(0.75)	(0.48)	(0.24)	–	(0.24)	7.00	(6.23)		3,945	1.21		1.22		3.70		199
Year ended 02/28/22	7.95	0.18		(0.20)	(0.02)	(0.21)	–	(0.21)	7.72	(0.27)		4,043	1.16		1.16		2.31		220
Year ended 02/28/21	8.69	0.22		(0.67)	(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33		0.21	0.54	(0.37)	–	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(d)	(0.13)	0.12	(0.26)	–	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(d)	119	(d)
Class Y
Year ended 02/28/23	7.72	0.30		(0.73)	(0.43)	(0.28)	–	(0.28)	7.01	(5.63)		5,059	0.71		0.72		4.20		199
Year ended 02/28/22	7.95	0.23		(0.21)	0.02	(0.25)	–	(0.25)	7.72	0.19		7,659	0.66		0.66		2.81		220
Year ended 02/28/21	8.69	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38		0.21	0.59	(0.42)	–	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(d)	(0.14)	0.15	(0.30)	–	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(d)	119	(d)
Investor Class
Year ended 02/28/23	7.72	0.29		(0.74)	(0.45)	(0.26)	–	(0.26)	7.01	(5.78	)(e)	15,088	0.91	(e)	0.92	(e)	4.00	(e)	199
Year ended 02/28/22	7.95	0.21		(0.21)	0.00	(0.23)	–	(0.23)	7.72	0.01	(e)	17,588	0.83	(e)	0.83	(e)	2.64	(e)	220
Year ended 02/28/21	8.69	0.24		(0.67)	(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(e)	19,552	0.89	(e)	0.89	(e)	3.24	(e)	276
Year ended 02/29/20	8.52	0.36		0.21	0.57	(0.40)	–	(0.40)	8.69	6.81	(e)	24,787	0.93	(e)	0.93	(e)	4.15	(e)	97
Year ended 02/28/19	8.66	0.27	(d)	(0.13)	0.14	(0.28)	–	(0.28)	8.52	1.71	(e)	25,692	0.95	(e)	1.02	(e)	3.18	(d)(e)	119	(d)
Class R5
Year ended 02/28/23	7.72	0.31		(0.75)	(0.44)	(0.28)	–	(0.28)	7.00	(5.67)		351	0.61		0.62		4.30		199
Year ended 02/28/22	7.94	0.23		(0.19)	0.04	(0.26)	–	(0.26)	7.72	0.41		405	0.54		0.54		2.93		220
Year ended 02/28/21	8.68	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38		0.22	0.60	(0.43)	–	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(d)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(d)	119	(d)
Class R6
Year ended 02/28/23	7.70	0.31		(0.73)	(0.42)	(0.29)	–	(0.29)	6.99	(5.49)		100,183	0.54		0.55		4.37		199
Year ended 02/28/22	7.93	0.24		(0.21)	0.03	(0.26)	–	(0.26)	7.70	0.36		162,015	0.49		0.49		2.98		220
Year ended 02/28/21	8.67	0.27		(0.67)	(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39		0.20	0.59	(0.43)	–	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(d)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(d)	119	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.20%, 0.17%, 0.17%, 0.19% and 0.19% for the years ended February 28, 2023, February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Income Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

18	Invesco Income Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are

19	Invesco Income Fund

included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, the Fund paid the Adviser $1,581 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over

20	Invesco Income Fund

specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

P.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity.

21	Invesco Income Fund

Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

22	Invesco Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.500%

Next $300 million	0.400%

Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $25,003.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $13,553 in front-end sales commissions from the sale of Class A shares and $2,650 and $19,207 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

23	Invesco Income Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$267,691,195	$2,500,000	$270,191,195

Agency Credit Risk Transfer Notes	–	43,753,336	–	43,753,336

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	30,598,233	–	30,598,233

Preferred Stocks	20,817,083	–	–	20,817,083

Commercial Paper	–	19,947,599	–	19,947,599

Certificate of Deposit	–	4,988,857	–	4,988,857

U.S. Dollar Denominated Bonds & Notes	–	3,581,353	–	3,581,353

U.S. Treasury Securities	–	1,727,636	–	1,727,636

Money Market Funds	20,033,540	98,741	–	20,132,281

Total Investments in Securities	40,850,623	372,386,950	2,500,000	415,737,573

Other Investments - Assets*

Swap Agreements	–	87,049	–	87,049

Other Investments - Liabilities*

Futures Contracts	(153,094)	–	–	(153,094)

Swap Agreements	–	(35,526)	–	(35,526)

	(153,094)	(35,526)	–	(188,620)

Total Other Investments	(153,094)	51,523	–	(101,571)

Total Investments	$40,697,529	$372,438,473	$2,500,000	$415,636,002

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

			Value
Derivative Assets			Credit Risk

Unrealized appreciation on swap agreements – OTC			$87,049

Derivatives not subject to master netting agreements			–

Total Derivative Assets subject to master netting agreements			$87,049

	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$(153,094)	$(153,094)

Unrealized depreciation on swap agreements – OTC	(35,526)	–	(35,526)

Total Derivative Liabilities	(35,526)	(153,094)	(188,620)

Derivatives not subject to master netting agreements	–	153,094	153,094

Total Derivative Liabilities subject to master netting agreements	$(35,526)	$–	$(35,526)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

24	Invesco Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

JP Morgan Securities LLC	$89,271	$(37,748)	$51,523	$–	$–	$51,523

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$—	$9,431,291	$9,431,291

Swap agreements	(442,594)	—	(442,594)

Change in Net Unrealized Appreciation:
Futures contracts	—	445,389	445,389

Swap agreements	236,058	—	236,058

Total	$(206,536)	$9,876,680	$9,670,144

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$107,410,140	$30,000,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,453.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$15,217,486	$17,043,037

*	Includes short-term capital gain distributions, if any.

25	Invesco Income Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$2,335,669

Net unrealized appreciation (depreciation) – investments	(33,124,640)

Net unrealized appreciation (depreciation) – foreign currencies	(104)

Temporary book/tax differences	(98,680)

Capital loss carryforward	(72,815,031)

Shares of beneficial interest	490,732,761

Total net assets	$387,029,975

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to lower-rated debt securities, derivative instruments and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$19,388,950	$53,426,081	$72,815,031

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $151,335,735 and $229,821,643, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,560,279

Aggregate unrealized (depreciation) of investments	(34,684,919)

Net unrealized appreciation (depreciation) of investments	$(33,124,640)

Cost of investments for tax purposes is $448,119,760.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of lower-rated debt securities, derivative instruments and dollar rolls, on February 28, 2023, undistributed net investment income was increased by $330,659 and undistributed net realized gain (loss) was decreased by $330,659. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,650,488	$11,952,066	2,000,705	$15,883,291

Class C	163,624	1,184,738	460,079	3,662,748

Class R	80,967	577,200	131,792	1,047,079

Class Y	160,947	1,176,369	896,090	7,142,843

Investor Class	76,512	549,996	159,687	1,271,948

Class R5	3,684	26,168	11,542	91,956

Class R6	603,498	4,328,771	1,360,830	10,809,981

26	Invesco Income Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,194,001	$8,506,563	1,026,350	$8,139,244

Class C	18,877	134,576	15,638	124,019

Class R	18,229	129,727	13,892	110,198

Class Y	24,736	176,715	93,717	745,863

Investor Class	76,585	546,315	65,950	523,837

Class R5	1,916	13,661	1,676	13,301

Class R6	609,691	4,350,042	737,062	5,839,296

Automatic conversion of Class C shares to Class A shares:

Class A	90,243	649,052	91,478	725,785

Class C	(90,177)	(649,052)	(91,436)	(725,785)

Reacquired:
Class A	(5,450,902)	(39,146,043)	(6,175,388)	(49,012,470)

Class C	(238,070)	(1,714,782)	(221,508)	(1,756,422)

Class R	(59,800)	(427,693)	(103,913)	(821,924)

Class Y	(455,789)	(3,269,255)	(6,232,419)	(49,179,312)

Investor Class	(277,022)	(1,994,111)	(406,988)	(3,238,752)

Class R5	(7,890)	(55,579)	(9,620)	(76,300)

Class R6	(7,916,614)	(58,957,918)	(9,709,952)	(77,071,671)

Net increase (decrease) in share activity	(9,722,266)	$(71,912,474)	(15,884,736)	$(125,751,247)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 20% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

27	Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$987.20	$4.78	$1,019.98	$4.86	0.97%
Class C	1,000.00	983.50	8.46	1,016.27	8.60	1.72
Class R	1,000.00	985.90	6.01	1,018.74	6.11	1.22
Class Y	1,000.00	988.40	3.55	1,021.22	3.61	0.72
Investor Class	1,000.00	987.70	4.73	1,020.03	4.81	0.96
Class R5	1,000.00	987.50	3.01	1,021.77	3.06	0.61
Class R6	1,000.00	989.20	2.66	1,022.12	2.71	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29	Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.65%
Qualified Business Income*	9.78%
Business Interest Income*	87.06%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30	Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

17	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2023, Class A shares of Invesco Intermediate Bond Factor Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.62%
Class C Shares	-10.31
Class R Shares	-9.75
Class Y Shares	-9.30
Class R5 Shares	-9.30
Class R6 Shares	-9.30
Bloomberg U.S. Aggregate Bond Index▼	-9.72

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

The Invesco Intermediate Bond Factor Fund (The Fund) changed strategies on February 28, 2020 to utilize a systematic, quantitative, factor-based approach to investing. The Fund, at NAV, outperformed its benchmark (Bloomberg U.S. Aggregate Bond Index).

Since its strategy change the Fund attempts to outperform its benchmark and peers by overweighting the higher-yielding component of the fixed income market (i.e. corporate bonds), allocating away from treasuries and mortgages relative to the broad market. Within corporates, the investment team targets bonds from the Bloomberg U.S. Corporate Bond Index that tend to have higher returns over a cycle. These bonds have the following positive characteristics:

∎ Carry bonds are the highest spread bonds in a universe.

  ∎ Value bonds are those with the highest spread relative to other securities with similar credit ratings and sectors.

  ∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

  Since the 2020 strategy change, value and low volatility bonds contributed to the outperformance relative to the benchmark and carry bonds slightly detracted from relative performance, in-line with expectations given the environment in the 2022 fiscal year. Overall, bonds with attractive factor characteristics positively impacted the Fund’s relative performance.

  Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

  Part of the Fund’s strategy to manage credit, interest rate and currency risk during the fiscal year entailed purchasing and selling credit, interest rate and currency derivatives. Generally, derivative exposure is used to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and we believe this strategy was effective in managing the currency positioning within the Fund. Interest rate exposure was managed utilizing interest rate futures.

  The investment team does not attempt to time the credit market, interest rates, sectors or factors, and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

2	Invesco Intermediate Bond Factor Fund

Thank you for investing in Invesco Intermediate Bond Factor Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Federal Reserve of Economic Data

3	Source: US Department of the Treasury

4	Source: Bloomberg LP

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Intermediate Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (8/2/10)	2.58%
10 Years	1.08
5 Years	-0.61
1 Year	-13.43

Class C Shares
Inception (8/2/10)	2.40%
10 Years	0.89
5 Years	-0.53
1 Year	-11.18

Class R Shares
Inception (8/2/10)	2.63%
10 Years	1.24
5 Years	-0.04
1 Year	-9.75

Class Y Shares
Inception (8/2/10)	3.17%
10 Years	1.79
5 Years	0.55
1 Year	-9.30

Class R5 Shares
10 Years	1.61%
5 Years	0.44
1 Year	-9.30

Class R6 Shares
Inception (11/28/12)	1.95%
10 Years	1.90
5 Years	0.56
1 Year	-9.30

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Intermediate Bond Factor Fund

Supplemental Information

Invesco Intermediate Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Intermediate Bond Factor Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	40.92%

U.S. Treasury Securities	33.92

U.S. Government Sponsored Agency Mortgage- Backed Securities	22.92

Security types each less than 1% of portfolio	0.13

Money Market Funds	2.11

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	41.79%

2.	Federal National Mortgage Association	25.53

3.	Federal Home Loan Mortgage Corp.	2.51

4.	Altria Group, Inc.	1.24

5.	HSBC Holdings PLC	1.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

February 28, 2023

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-50.42%
Advertising-0.10%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$194,159

Aerospace & Defense-0.86%
Boeing Co. (The), 3.20%, 03/01/2029	400,000	352,183

3.90%, 05/01/2049	470,000	339,415

5.93%, 05/01/2060	480,000	449,122

Lockheed Martin Corp., 5.90%, 11/15/2063	200,000	221,124

Raytheon Technologies Corp., 3.50%, 03/15/2027	292,000	276,551

		1,638,395

Air Freight & Logistics-0.24%
FedEx Corp., 5.25%, 05/15/2050(b)	500,000	464,422

Airlines-0.65%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	462,265	382,316

Southwest Airlines Co.,
3.00%, 11/15/2026	500,000	460,421

5.13%, 06/15/2027	125,000	123,313

Spirit Airlines Pass-Through Trust, Series 2015-1A, 4.10%, 10/01/2029	87,447	81,647

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	188,633	187,606

		1,235,303

Apparel Retail-0.33%
Ross Stores, Inc., 1.88%, 04/15/2031	500,000	391,752

TJX Cos., Inc. (The), 3.88%, 04/15/2030	250,000	235,365

		627,117

Apparel, Accessories & Luxury Goods-0.14%
Ralph Lauren Corp., 2.95%, 06/15/2030	300,000	262,026

Application Software-0.11%
Autodesk, Inc., 2.85%, 01/15/2030	250,000	214,902

Asset Management & Custody Banks-0.23%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	106,000	104,447

BlackRock, Inc., 2.10%, 02/25/2032	275,000	220,204

FS KKR Capital Corp., 4.13%, 02/01/2025	119,000	113,650

		438,301

Automobile Manufacturers-1.03%
American Honda Finance Corp., 3.50%, 02/15/2028	848,000	794,188

	Principal Amount	Value

Automobile Manufacturers-(continued)
General Motors Co.,
6.60%, 04/01/2036	$100,000	$99,992

5.15%, 04/01/2038	49,000	42,523

6.25%, 10/02/2043	403,000	380,151

6.75%, 04/01/2046	259,000	255,656

5.95%, 04/01/2049	44,000	39,547

Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	400,000	359,089

		1,971,146

Biotechnology-0.61%
Amgen, Inc.,
3.63%, 05/22/2024	425,000	415,702

2.60%, 08/19/2026	500,000	459,585

2.20%, 02/21/2027	17,000	15,242

Gilead Sciences, Inc., 1.20%, 10/01/2027	310,000	262,035

		1,152,564

Broadcasting-0.34%
Discovery Communications LLC,
3.95%, 03/20/2028	200,000	182,773

4.13%, 05/15/2029	289,000	259,134

Paramount Global, 4.20%, 05/19/2032	250,000	206,008

		647,915

Building Products-0.04%
Owens Corning, 7.00%, 12/01/2036	62,000	67,834

Cable & Satellite-0.88%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.20%, 03/15/2028	375,000	344,897

5.05%, 03/30/2029	419,000	391,586

5.13%, 07/01/2049	50,000	38,513

Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026	450,000	438,899

Time Warner Cable Enterprises LLC, 8.38%, 07/15/2033	35,000	39,350

Time Warner Cable LLC,
7.30%, 07/01/2038	106,000	106,364

4.50%, 09/15/2042	420,000	313,850

		1,673,459

Communications Equipment-0.01%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	13,669

Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	12,866

		26,535

Computer & Electronics Retail-0.11%
Dell International LLC/EMC Corp.,
8.10%, 07/15/2036	29,000	32,436

3.38%, 12/15/2041(c)	200,000	132,769

8.35%, 07/15/2046	35,000	39,771

		204,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks-0.42%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	$437,000	$424,580

nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	370,740

		795,320

Consumer Finance-0.59%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	236,272

American Express Co.,
3.40%, 02/22/2024	350,000	342,891
3.00%, 10/30/2024	75,000	72,299

Capital One Financial Corp., 3.75%, 03/09/2027	400,000	375,357

Synchrony Financial, 3.95%, 12/01/2027	100,000	91,032

		1,117,851

Data Processing & Outsourced Services-0.41%
PayPal Holdings, Inc., 5.05%, 06/01/2052	300,000	273,486

Visa, Inc., 4.15%, 12/14/2035	275,000	259,033

Western Union Co. (The), 6.20%, 11/17/2036	250,000	246,531

		779,050

Distillers & Vintners-0.45%
Diageo Capital PLC (United Kingdom),
2.13%, 10/24/2024	574,000	545,685

3.88%, 05/18/2028	330,000	314,594

		860,279

Diversified Banks-9.61%
Australia and New Zealand Banking Group Ltd. (Australia), 3.70%, 11/16/2025	400,000	384,997

Banco Santander S.A. (Spain),
4.25%, 04/11/2027	400,000	379,899

4.38%, 04/12/2028	200,000	188,167

3.31%, 06/27/2029	400,000	354,938

2.96%, 03/25/2031	600,000	490,328

Bank of America Corp.,
4.45%, 03/03/2026	430,000	418,313

1.32%, 06/19/2026(d)	405,000	367,551

2.48%, 09/21/2036(d)	489,000	366,622

6.11%, 01/29/2037	325,000	334,575

7.75%, 05/14/2038	275,000	325,108

Barclays Bank PLC, 3.75%, 05/15/2024	240,000	235,041

Barclays PLC (United Kingdom),
2.28%, 11/24/2027(d)	525,000	462,178

3.56%, 09/23/2035(d)	800,000	638,439

3.33%, 11/24/2042(d)	470,000	335,764

BPCE S.A. (France), 4.50%, 03/15/2025(c)	195,000	188,565

Citigroup, Inc.,
4.04%, 06/01/2024(d)	300,000	298,818

3.67%, 07/24/2028(d)	100,000	92,681

8.13%, 07/15/2039	200,000	253,709

5.88%, 01/30/2042	200,000	208,441

	Principal Amount	Value

Diversified Banks-(continued)
Cooperatieve Rabobank U.A. (Netherlands),
3.75%, 07/21/2026	$300,000	$281,587

5.25%, 05/24/2041	125,000	130,580

HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	685,650

HSBC Holdings PLC (United Kingdom),
4.25%, 03/14/2024	454,000	447,309

3.95%, 05/18/2024(d)	300,000	298,688

4.29%, 09/12/2026(d)	325,000	313,030

4.38%, 11/23/2026	200,000	192,133

2.25%, 11/22/2027(d)	400,000	352,082

4.58%, 06/19/2029(d)	165,000	155,112

6.80%, 06/01/2038	325,000	334,010

ING Groep N.V. (Netherlands), 4.05%, 04/09/2029	250,000	231,784

JPMorgan Chase & Co.,
3.80%, 07/23/2024(d)	258,000	256,166

3.88%, 09/10/2024	502,000	490,219

7.75%, 07/15/2025	250,000	262,776

2.08%, 04/22/2026(d)	325,000	301,930

4.13%, 12/15/2026	125,000	120,696

5.72%, 09/14/2033(d)	475,000	472,291

KeyBank N.A., 3.40%, 05/20/2026	230,000	215,036

Lloyds Banking Group PLC (United Kingdom),
4.45%, 05/08/2025	755,000	736,548

3.87%, 07/09/2025(d)	201,000	195,870

3.75%, 01/11/2027	375,000	349,867

Mitsubishi UFJ Financial Group, Inc. (Japan),
3.96%, 03/02/2028	225,000	211,967

4.05%, 09/11/2028	225,000	215,768

National Australia Bank Ltd. (Australia),
3.38%, 01/14/2026	300,000	285,897

2.50%, 07/12/2026	250,000	229,910

NatWest Group PLC (United Kingdom),
4.80%, 04/05/2026	200,000	194,900

5.52%, 09/30/2028(d)	650,000	644,177

Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025	200,000	188,693

3.45%, 01/11/2027	475,000	443,196

2.14%, 09/23/2030	450,000	354,394

Toronto-Dominion Bank (The) (Canada), 1.25%, 09/10/2026	100,000	87,159

U.S. Bancorp,
Series W, 3.10%, 04/27/2026	160,000	150,268

2.49%, 11/03/2036(d)	600,000	462,533

Wells Fargo & Co., 4.10%, 06/03/2026	450,000	432,227

Wells Fargo Bank N.A., 6.60%, 01/15/2038	300,000	327,258

Westpac Banking Corp. (Australia),
2.85%, 05/13/2026	451,000	420,621

2.70%, 08/19/2026	400,000	370,001

3.35%, 03/08/2027	150,000	141,082

		18,307,549

Diversified Capital Markets-0.77%
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	350,000	286,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Diversified Capital Markets-(continued)
Credit Suisse Group AG (Switzerland), 4.55%, 04/17/2026	$425,000	$379,947

Deutsche Bank AG (Germany),
4.16%, 05/13/2025	150,000	146,269

6.12%, 07/14/2026(d)	300,000	299,353

3.04%, 05/28/2032(d)	450,000	354,807

		1,466,594

Diversified Chemicals-0.20%
Celanese US Holdings LLC,
6.05%, 03/15/2025	250,000	249,169

6.38%, 07/15/2032	100,000	97,112

Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	42,409

		388,690

Diversified Support Services-0.13%
Cintas Corp. No. 2, 3.70%, 04/01/2027	250,000	238,852

Education Services-0.01%
California Institute of Technology, 4.70%, 11/01/2111	27,000	23,862

Electric Utilities-3.66%
AEP Texas, Inc., 3.95%, 06/01/2028(c)	806,000	758,412

Appalachian Power Co., 7.00%, 04/01/2038	250,000	282,280

Consolidated Edison Co. of New York, Inc.,
4.50%, 05/15/2058	200,000	166,405

3.70%, 11/15/2059	1,500,000	1,089,533

Edison International,
5.75%, 06/15/2027	150,000	150,805

4.13%, 03/15/2028	228,000	212,777

Eversource Energy, Series M, 3.30%, 01/15/2028	200,000	184,184

MidAmerican Energy Co., 3.65%, 04/15/2029	180,000	166,988

NextEra Energy Capital Holdings, Inc.,
3.50%, 04/01/2029	250,000	226,222

5.65%, 05/01/2079(d)	235,000	218,550

Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	369,919

Pacific Gas and Electric Co.,
4.55%, 07/01/2030	450,000	406,817

4.20%, 06/01/2041	400,000	301,194

PacifiCorp, 6.00%, 01/15/2039	200,000	209,270

Pinnacle West Capital Corp., 1.30%, 06/15/2025	200,000	181,352

Progress Energy, Inc., 7.75%, 03/01/2031	150,000	169,275

Southern California Edison Co.,
6.65%, 04/01/2029	500,000	525,018

6.00%, 01/15/2034	168,000	176,139

Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	250,000	223,705

Union Electric Co., 8.45%, 03/15/2039	400,000	520,468

Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	424,225

		6,963,538

	Principal Amount	Value
Electronic Components-0.05%
Corning, Inc., 5.85%, 11/15/2068	$110,000	$104,732

Gas Utilities-0.35%
Southern California Gas Co., 3.20%, 06/15/2025	250,000	238,772

Southwest Gas Corp., 4.05%, 03/15/2032	475,000	424,052

		662,824

Health Care Distributors-0.12%
McKesson Corp., 1.30%, 08/15/2026	250,000	219,515

Health Care Facilities-0.49%
Ascension Health, Series B, 2.53%, 11/15/2029	225,000	193,300

CommonSpirit Health, 1.55%, 10/01/2025	314,000	284,696

HCA, Inc.,
5.25%, 04/15/2025	197,000	195,137

5.25%, 06/15/2049	300,000	259,191

		932,324

Health Care REITs-0.40%
Healthpeak Properties Interim, Inc., 2.13%, 12/01/2028	300,000	253,900

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	615,000	485,416

Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	26,510

		765,826

Health Care Services-0.56%
Adventist Health System, 3.63%, 03/01/2049	325,000	237,119

CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	410,713

Cigna Group (The), 4.50%, 02/25/2026	200,000	195,539

Dignity Health, 5.27%, 11/01/2064	248,000	231,650

		1,075,021

Home Furnishings-0.06%
Mohawk Industries, Inc., 3.63%, 05/15/2030	125,000	109,211

Home Improvement Retail-0.10%
Lowe’s Cos., Inc., 3.13%, 09/15/2024	200,000	193,312

Hotel & Resort REITs-0.06%
Host Hotels & Resorts L.P., Series H, 3.38%, 12/15/2029	125,000	106,555

Hotels, Resorts & Cruise Lines-0.20%
Booking Holdings, Inc., 3.55%, 03/15/2028	399,000	374,482

Hypermarkets & Super Centers-0.21%
Walmart, Inc., 3.95%, 06/28/2038	450,000	408,636

Independent Power Producers & Energy Traders-0.12%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	226,000	219,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Industrial Conglomerates-0.76%
3M Co.,
5.70%, 03/15/2037(b)	$500,000	$507,751

3.13%, 09/19/2046(b)	675,000	462,121

4.00%, 09/14/2048(b)	600,000	482,101

		1,451,973

Industrial Machinery-0.54%
Parker-Hannifin Corp., 3.25%, 03/01/2027	300,000	279,131

Stanley Black & Decker, Inc.,
4.25%, 11/15/2028	331,000	312,490

4.85%, 11/15/2048	500,000	433,145

		1,024,766

Insurance Brokers-0.29%
Aon Corp., 8.21%, 01/01/2027	100,000	105,594

Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	448,478

		554,072

Integrated Oil & Gas-0.91%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	325,000	306,327

Chevron USA, Inc., 3.85%, 01/15/2028	225,000	216,515

Exxon Mobil Corp., 3.48%, 03/19/2030	450,000	417,470

Shell International Finance B.V. (Netherlands),
2.38%, 11/07/2029	350,000	300,720

6.38%, 12/15/2038	450,000	500,105

		1,741,137

Integrated Telecommunication Services-1.02%
British Telecommunications PLC (United Kingdom),
5.13%, 12/04/2028	225,000	221,222

9.63%, 12/15/2030	250,000	302,694

Koninklijke KPN N.V. (Netherlands), 8.38%, 10/01/2030	175,000	204,683

TCI Communications, Inc., 7.13%, 02/15/2028	700,000	761,861

Verizon Communications, Inc., 0.85%, 11/20/2025	500,000	446,401

		1,936,861

Interactive Media & Services-0.76%
Baidu, Inc. (China),
4.38%, 05/14/2024	400,000	394,170

1.63%, 02/23/2027	250,000	217,024

4.38%, 03/29/2028	300,000	285,217

4.88%, 11/14/2028	200,000	193,916

2.38%, 08/23/2031	200,000	159,330

Weibo Corp. (China), 3.50%, 07/05/2024	200,000	192,702

		1,442,359

	Principal Amount	Value

Internet & Direct Marketing Retail-1.31%
Alibaba Group Holding Ltd. (China),
3.40%, 12/06/2027	$330,000	$303,277

2.13%, 02/09/2031(b)	525,000	419,214

4.50%, 11/28/2034	570,000	516,523

4.00%, 12/06/2037	400,000	331,418

4.20%, 12/06/2047	250,000	195,310

Amazon.com, Inc.,
3.25%, 05/12/2061	475,000	329,461

4.10%, 04/13/2062	475,000	393,438

		2,488,641

Investment Banking & Brokerage-2.51%
Brookfield Finance, Inc. (Canada),
4.00%, 04/01/2024	240,000	236,230

3.90%, 01/25/2028	240,000	223,737

Goldman Sachs Group, Inc. (The),
4.00%, 03/03/2024	1,077,000	1,061,318

3.50%, 11/16/2026	301,000	282,753

6.25%, 02/01/2041	275,000	294,657

Jefferies Financial Group, Inc., 6.25%, 01/15/2036	182,000	189,305

Morgan Stanley,
3.74%, 04/24/2024(d)	726,000	723,895

3.88%, 01/27/2026	415,000	400,287

Series F, 3.88%, 04/29/2024	538,000	529,662

Nomura Holdings, Inc. (Japan),
2.65%, 01/16/2025	200,000	189,251

1.65%, 07/14/2026	290,000	253,434

2.33%, 01/22/2027	200,000	176,923

2.71%, 01/22/2029	260,000	220,553

		4,782,005

IT Consulting & Other Services-0.50%
International Business Machines Corp.,
4.40%, 07/27/2032	275,000	257,742

7.13%, 12/01/2096	383,000	488,147

Kyndryl Holdings, Inc., 2.70%, 10/15/2028	250,000	204,792

		950,681

Leisure Products-0.31%
Brunswick Corp., 5.10%, 04/01/2052	250,000	182,033

Hasbro, Inc.,
6.35%, 03/15/2040	300,000	292,789

5.10%, 05/15/2044	147,000	123,678

		598,500

Life & Health Insurance-1.15%
Brighthouse Financial, Inc., 4.70%, 06/22/2047	236,000	183,946

Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	135,000	131,541

MetLife, Inc.,
3.60%, 04/10/2024	692,000	677,239

Series D, 5.88%(d)(e)	100,000	96,770

Prudential Financial, Inc.,
5.63%, 06/15/2043(d)	342,000	340,923

5.20%, 03/15/2044(d)	225,000	220,938

5.38%, 05/15/2045(d)	135,000	131,298

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(c)	441,000	399,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Life & Health Insurance-(continued)
Unum Group, 5.75%, 08/15/2042	$13,000	$12,199

		2,194,053

Life Sciences Tools & Services-0.09%
PerkinElmer, Inc., 3.30%, 09/15/2029	200,000	173,017

Managed Health Care-0.20%
UnitedHealth Group, Inc., 6.05%, 02/15/2063	350,000	383,508

Motorcycle Manufacturers-0.11%
Harley-Davidson, Inc., 4.63%, 07/28/2045	279,000	218,387

Movies & Entertainment-0.47%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	450,000	428,277

Warnermedia Holdings, Inc., 4.05%, 03/15/2029(c)	525,000	469,799

		898,076

Multi-line Insurance-0.24%
American International Group, Inc.,
3.90%, 04/01/2026	75,000	71,976

Series A-9, 5.75%, 04/01/2048(d)	20,000	19,350

Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	176,000	175,318

AXA S.A. (France), 8.60%, 12/15/2030	150,000	185,763

		452,407

Multi-Utilities-0.14%
Black Hills Corp., 3.95%, 01/15/2026	277,000	265,988

Office REITs-0.27%
Boston Properties L.P.,
2.75%, 10/01/2026	190,000	171,645

3.40%, 06/21/2029	400,000	343,799

		515,444

Oil & Gas Equipment & Services-0.14%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	143,046

Halliburton Co., 7.45%, 09/15/2039	113,000	128,534

		271,580

Oil & Gas Exploration & Production-0.37%
Conoco Funding Co., 7.25%, 10/15/2031	200,000	226,594

ConocoPhillips Co., 6.95%, 04/15/2029	200,000	219,525

Marathon Oil Corp., 6.60%, 10/01/2037	250,000	249,343

		695,462

Oil & Gas Storage & Transportation-1.33%
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	142,025

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
Energy Transfer L.P.,
4.95%, 05/15/2028	$51,000	$49,161

5.30%, 04/15/2047	389,000	330,811

5.40%, 10/01/2047	167,000	143,839

5.00%, 05/15/2050	470,000	385,879

Enterprise Products Operating LLC,
3.75%, 02/15/2025	165,000	160,175

4.15%, 10/16/2028	250,000	236,585

Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	139,810

ONEOK, Inc.,
3.40%, 09/01/2029	480,000	416,937

5.20%, 07/15/2048	150,000	128,012

Plains All American Pipeline L.P./PAA Finance Corp., 6.65%, 01/15/2037	100,000	99,845

Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	168,416

Williams Cos., Inc. (The), 6.30%, 04/15/2040	136,000	139,770

		2,541,265

Other Diversified Financial Services-0.17%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.30%, 01/30/2032	150,000	120,108

Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(c)	125,000	113,025

ORIX Corp. (Japan), 3.70%, 07/18/2027	72,000	68,048

Voya Financial, Inc., 5.65%, 05/15/2053(d)	20,000	19,831

		321,012

Packaged Foods & Meats-0.28%
Conagra Brands, Inc., 7.00%, 10/01/2028	150,000	160,405

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
5.13%, 02/01/2028(c)	200,000	190,471

3.00%, 02/02/2029(c)	225,000	187,347

		538,223

Paper Products-0.23%
Georgia-Pacific LLC, 8.88%, 05/15/2031	200,000	244,438

Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	196,492

		440,930

Pharmaceuticals-1.13%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	250,000	229,537

Eli Lilly and Co., 4.88%, 02/27/2053	193,000	192,827

Johnson & Johnson,
1.30%, 09/01/2030	125,000	100,539

3.55%, 03/01/2036	300,000	265,527

2.45%, 09/01/2060	350,000	214,938

Mylan, Inc., 4.55%, 04/15/2028	225,000	209,918

Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	450,000	423,085

Pharmacia LLC, 6.60%, 12/01/2028	175,000	191,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Pharmaceuticals-(continued)
Viatris, Inc., 2.70%, 06/22/2030	$400,000	$317,334

		2,144,728

Property & Casualty Insurance-0.33%
Allstate Corp. (The), 3.28%, 12/15/2026	190,000	179,572

CNA Financial Corp., 3.45%, 08/15/2027	300,000	277,839

Stewart Information Services Corp., 3.60%, 11/15/2031	225,000	174,382

		631,793

Railroads-0.48%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	200,000	204,863

Norfolk Southern Corp., 4.10%, 05/15/2121	450,000	308,095

Union Pacific Corp.,
3.80%, 04/06/2071	300,000	219,814

3.85%, 02/14/2072	250,000	186,400

		919,172

Regional Banks-0.66%
Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	222,024

Huntington Bancshares, Inc., 2.63%, 08/06/2024	230,000	221,277

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	270,000	265,623

Truist Bank,
4.05%, 11/03/2025	10,000	9,726

3.30%, 05/15/2026	115,000	107,804

Truist Financial Corp., 4.92%, 07/28/2033(d)	450,000	425,127

		1,251,581

Reinsurance-0.06%
Enstar Group Ltd., 3.10%, 09/01/2031	110,000	83,629

RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	32,857

		116,486

Residential REITs-0.12%
Mid-America Apartments L.P., 3.60%, 06/01/2027	100,000	94,606

Spirit Realty L.P., 3.20%, 02/15/2031	175,000	143,095

		237,701

Retail REITs-0.56%
Realty Income Corp.,
3.95%, 08/15/2027	250,000	238,295

2.20%, 06/15/2028	200,000	172,834

Simon Property Group L.P.,
2.25%, 01/15/2032	290,000	226,437

6.75%, 02/01/2040	244,000	271,919

4.25%, 10/01/2044	200,000	162,776

		1,072,261

Semiconductor Equipment-0.13%
KLA Corp., 5.25%, 07/15/2062	250,000	240,569

	Principal Amount	Value

Semiconductors-1.06%
Broadcom, Inc., 4.93%, 05/15/2037(c)	$265,000	$230,675

Intel Corp.,
2.45%, 11/15/2029	275,000	231,482

4.90%, 08/05/2052	500,000	443,757

4.95%, 03/25/2060(b)	460,000	403,658

5.05%, 08/05/2062	400,000	350,709

TSMC Arizona Corp. (Taiwan), 2.50%, 10/25/2031	250,000	207,319

Xilinx, Inc., 2.95%, 06/01/2024	150,000	145,761

		2,013,361

Specialized Finance-0.10%
National Rural Utilities Cooperative Finance Corp.,
8.00%, 03/01/2032	148,000	172,922

5.25%, 04/20/2046(d)	12,000	11,368

		184,290

Specialized REITs-0.21%
American Tower Corp., 3.95%, 03/15/2029	240,000	219,116

GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	200,000	189,367

		408,483

Specialty Chemicals-0.45%
DuPont de Nemours, Inc., 4.49%, 11/15/2025	610,000	599,876

PPG Industries, Inc., 2.40%, 08/15/2024	261,000	250,318

		850,194

Steel-0.26%
ArcelorMittal S.A. (Luxembourg),
7.00%, 10/15/2039	27,000	27,520

6.75%, 03/01/2041	225,000	222,055

Nucor Corp., 6.40%, 12/01/2037	219,000	238,867

		488,442

Systems Software-0.80%
Microsoft Corp.,
3.13%, 11/03/2025	425,000	407,421

3.04%, 03/17/2062	450,000	315,621

Oracle Corp.,
3.90%, 05/15/2035	400,000	332,575

3.85%, 04/01/2060	300,000	200,315

4.10%, 03/25/2061	375,000	261,087

		1,517,019

Technology Distributors-0.13%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/2025	250,000	238,994

Technology Hardware, Storage & Peripherals-1.05%
Apple, Inc.,
3.25%, 02/23/2026	355,000	339,693

3.35%, 02/09/2027	500,000	476,753

1.20%, 02/08/2028	150,000	127,205

4.45%, 05/06/2044	476,000	454,052

2.85%, 08/05/2061	225,000	146,370

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	217,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals-(continued)
HP, Inc., 6.00%, 09/15/2041	$245,000	$240,023

		2,001,241

Tobacco-3.15%
Altria Group, Inc.,
2.63%, 09/16/2026	225,000	206,291

4.80%, 02/14/2029	353,000	338,855

3.40%, 05/06/2030	460,000	396,744

2.45%, 02/04/2032	800,000	604,408

5.80%, 02/14/2039	200,000	184,487

4.50%, 05/02/2043	557,000	425,879

3.88%, 09/16/2046	225,000	150,994

5.95%, 02/14/2049	41,000	36,739

B.A.T Capital Corp. (United Kingdom),
3.56%, 08/15/2027	407,000	370,935

2.26%, 03/25/2028	350,000	293,445

4.74%, 03/16/2032	415,000	371,937

4.54%, 08/15/2047	172,000	123,647

BAT Capital Corp. (United Kingdom),
3.22%, 08/15/2024	200,000	192,847

4.76%, 09/06/2049	35,000	25,918

BAT International Finance PLC (United Kingdom), 4.45%, 03/16/2028	525,000	491,125

Philip Morris International, Inc.,
2.10%, 05/01/2030	250,000	202,510

1.75%, 11/01/2030	300,000	232,786

6.38%, 05/16/2038	280,000	295,909

4.50%, 03/20/2042	418,000	349,934

Reynolds American, Inc. (United Kingdom),
5.70%, 08/15/2035	256,000	233,124

5.85%, 08/15/2045	545,000	468,558

		5,997,072

Trading Companies & Distributors-0.24%
Air Lease Corp., 3.00%, 02/01/2030	560,000	465,390

Water Utilities-0.09%
American Water Capital Corp., 3.85%, 03/01/2024	174,000	171,216

Wireless Telecommunication Services-0.66%
America Movil S.A.B. de C.V. (Mexico), 6.38%, 03/01/2035	400,000	431,522

Vodafone Group PLC (United Kingdom), 4.88%, 06/19/2049	960,000	833,188

		1,264,710

Total U.S. Dollar Denominated Bonds & Notes (Cost $105,425,159)		96,028,080

U.S. Treasury Securities-41.79%
U.S. Treasury Bills-0.75%
3.70%, 03/09/2023(f)(g)	83,000	82,932

4.48% - 4.55%, 05/11/2023(f)(g)	1,350,000	1,337,613

		1,420,545

U.S. Treasury Bonds-2.11%
2.00%, 11/15/2041	900,000	650,901

2.38%, 11/15/2049	1,037,600	765,777

2.00%, 02/15/2050	2,700,000	1,827,826

1.88%, 02/15/2051	1,200,000	783,938

		4,028,442

	Principal Amount	Value

U.S. Treasury Notes-38.93%
1.50%, 02/29/2024	$5,175,000	$4,993,106

3.25%, 08/31/2024	8,000,000	7,794,844

4.50%, 11/30/2024	22,775,000	22,612,639

1.38%, 01/31/2025	8,521,000	7,988,937

1.13%, 02/28/2025	3,577,000	3,328,985

0.75%, 03/31/2026	2,900,000	2,595,500

1.50%, 08/15/2026	5,980,000	5,428,485

1.50%, 01/31/2027	7,000,000	6,291,797

3.88%, 11/30/2027	2,550,000	2,513,891

1.38%, 10/31/2028	3,150,000	2,713,307

1.38%, 11/15/2031	9,700,000	7,897,543

		74,159,034

Total U.S. Treasury Securities (Cost $84,577,853)		79,608,021

U.S. Government Sponsored Agency Mortgage-Backed Securities-28.24%
Collateralized Mortgage Obligations-0.19%
Fannie Mae REMICs, IO,
3.50%, 08/25/2035(h)	227,444	27,965

5.50%, 07/25/2046(h)	63,655	8,988

4.00%, 08/25/2047(h)	41,294	7,318

1.28% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(h)(i)	544,763	34,589

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	3,950,878	40,176

Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	3,011,753	44,995

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	3,020,212	74,322

Series K093, Class X1, IO, 0.95%, 05/25/2029(j)	2,538,035	118,753

Freddie Mac REMICs, IO, 1.51%(6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(h)(i)	125,611	11,559

Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	48,257	2,205

		370,870

Federal Home Loan Mortgage Corp. (FHLMC)-2.51%
4.50%, 09/01/2049 to 01/01/2050	226,713	221,448

3.00%, 01/01/2050 to 05/01/2050	2,513,400	2,255,849

2.50%, 07/01/2050 to 08/01/2050	2,670,395	2,300,610

		4,777,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Bond Factor Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)-25.53%
4.50%, 06/01/2049	$105,637	$103,719

3.00%, 10/01/2049 to 11/01/2051	2,054,114	1,820,163

2.50%, 03/01/2050 to 08/01/2051	1,780,578	1,520,728

2.00%, 03/01/2051 to 08/01/2051	2,437,557	1,994,254

TBA, 2.00%, 03/01/2038 to 03/01/2053(k)	7,682,000	6,334,279

2.50%, 03/01/2038 to 03/01/2053(k)	4,450,000	3,819,746

3.00%, 03/01/2038 to 03/01/2053(k)	12,492,000	11,190,074

3.50%, 03/01/2038 to 03/01/2053(k)	12,375,000	11,289,463

4.00%, 03/01/2053(k)	4,375,000	4,107,715

4.50%, 03/01/2053(k)	3,250,000	3,132,188

5.00%, 03/01/2053(k)	2,350,000	2,310,711

5.50%, 03/01/2053(k)	1,000,000	998,594

		48,621,634

Government National Mortgage Association (GNMA)-0.01%
IO, 1.61% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(h)(i)	284,755	22,908

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $57,009,135)		53,793,319

Asset-Backed Securities-0.16%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	11,867	9,587

Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(j)	2,297,427	95,370

Investment Abbreviations:

Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

	Principal Amount	Value

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.03%, 10/12/2050(j)	$5,404,441	$180,125

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 3.91%, 12/25/2035(l)	18,213	16,990

Total Asset-Backed Securities (Cost $367,640)		302,072

	Shares
Money Market Funds-1.28%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(m)(n)	850,764	850,764

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(m)(n)	607,452	607,573

Invesco Treasury Portfolio, Institutional Class, 4.50%(m)(n)	972,302	972,302

Total Money Market Funds (Cost $2,430,667)		2,430,639

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-121.89% (Cost $249,810,454)		232,162,131

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.31%
Invesco Private Government Fund, 4.58%(m)(n)(o)	701,288	701,288

Invesco Private Prime Fund, 4.83%(m)(n)(o)	1,802,953	1,803,313

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,504,689)		2,504,601

TOTAL INVESTMENTS IN SECURITIES-123.20% (Cost $252,315,143)		234,666,732

OTHER ASSETS LESS LIABILITIES–(23.20)%		(44,195,972)

NET ASSETS-100.00%		$190,470,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at February 28, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $2,670,262, which represented 1.40% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 4,218,297	$22,732,847	$(26,100,380)	$ -	$ -	$ 850,764	$ 11,659
Invesco Liquid Assets Portfolio, Institutional Class	3,100,868	16,237,747	(18,730,835)	1	(208)	607,573	10,457
Invesco Treasury Portfolio, Institutional Class	4,820,910	25,980,396	(29,829,004)	-	-	972,302	15,931
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	600,824	2,567,325	(2,466,861)	-	-	701,288	6,970*
Invesco Private Prime Fund	1,401,923	5,812,699	(5,411,213)	112	(208)	1,803,313	18,744*
Total	$14,142,822	$73,331,014	$(82,538,293)	$113	$(416)	$4,935,240	$ 63,761

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.

(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Australia 10 Year Bonds	16	March-2023	$1,266,777	$(53,691)	$(53,691)

Canada 10 Year Bonds	17	June-2023	1,513,492	747	747

Euro BONO	10	March-2023	1,405,789	(88,984)	(88,984)

Long Gilt	9	June-2023	1,082,132	(10,465)	(10,465)

U.S. Treasury Long Bonds	9	June-2023	1,126,969	(4,992)	(4,992)

U.S. Treasury Ultra Bonds	5	June-2023	675,313	(2,656)	(2,656)

Subtotal–Long Futures Contracts				(160,041)	(160,041)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	117	June-2023	(23,836,008)	46,617	46,617

U.S. Treasury 5 Year Notes	58	June-2023	(6,209,172)	10,422	10,422

U.S. Treasury 10 Year Notes	17	June-2023	(1,898,156)	1,859	1,859

U.S. Treasury 10 Year Ultra Notes	74	June-2023	(8,671,875)	1,169	1,169

Subtotal–Short Futures Contracts				60,067	60,067

Total Futures Contracts				$(99,974)	$(99,974)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 247,379,787)*	$229,731,492

Investments in affiliated money market funds, at value (Cost $ 4,935,356)	4,935,240

Cash collateral – TBA commitments	281,278

Cash	654,939

Receivable for:
Fund shares sold	105,528

Dividends	7,625

Interest	1,757,506

Principal paydowns	5

Investment for trustee deferred compensation and retirement plans	31,811

Other assets	28,371

Total assets	237,533,795

Liabilities:
Other investments:
Variation margin payable – futures contracts	6,466

Payable for:
TBA sales commitment	44,237,828

Dividends	19,947

Fund shares reacquired	98,103

Collateral upon return of securities loaned	2,504,689

Accrued fees to affiliates	90,862

Accrued trustees’ and officers’ fees and benefits	1,516

Accrued other operating expenses	71,813

Trustee deferred compensation and retirement plans	31,811

Total liabilities	47,063,035

Net assets applicable to shares outstanding	$190,470,760

Net assets consist of:
Shares of beneficial interest	$222,641,650

Distributable earnings (loss)	(32,170,890)

$190,470,760

Net Assets:
Class A	$94,721,213

Class C	$10,002,645

Class R	$17,544,888

Class Y	$56,121,183

Class R5	$8,528

Class R6	$12,072,303

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,404,639

Class C	1,098,671

Class R	1,925,737

Class Y	6,169,601

Class R5	937

Class R6	1,326,697

Class A:
Net asset value per share	$9.10

Maximum offering price per share (Net asset value of $9.10 ÷ 95.75%)	$9.50

Class C:
Net asset value and offering price per share	$9.10

Class R:
Net asset value and offering price per share	$9.11

Class Y:
Net asset value and offering price per share	$9.10

Class R5:
Net asset value and offering price per share	$9.10

Class R6:
Net asset value and offering price per share	$9.10

*	At February 28, 2023, securities with an aggregate value of $2,430,688 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Bond Factor Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest (net of foreign withholding taxes of $4,417)	$4,972,511

Dividends from affiliated money market funds (includes net securities lending income of $9,600)	47,647

Total investment income	5,020,158

Expenses:
Advisory fees	487,234

Administrative services fees	28,574

Custodian fees	36,775

Distribution fees:
Class A	248,689

Class C	114,407

Class R	87,390

Transfer agent fees – A, C, R and Y	354,161

Transfer agent fees – R5	3

Transfer agent fees – R6	5,047

Trustees’ and officers’ fees and benefits	16,986

Registration and filing fees	81,541

Reports to shareholders	4,553

Professional services fees	57,514

Other	26,069

Total expenses	1,548,943

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(557,031)

Net expenses	991,912

Net investment income	4,028,246

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(12,707,540)

Affiliated investment securities	(416)

Foreign currencies	147,060

Forward foreign currency contracts	1,854,720

Futures contracts	33,541

(10,672,635)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(12,565,912)

Affiliated investment securities	113

Foreign currencies	2,490

Forward foreign currency contracts	(648,827)

Futures contracts	(85,663)

(13,297,799)

Net realized and unrealized gain (loss)	(23,970,434)

Net increase (decrease) in net assets resulting from operations	$(19,942,188)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$4,028,246	$2,241,634

Net realized gain (loss)	(10,672,635)	240,177

Change in net unrealized appreciation (depreciation)	(13,297,799)	(8,374,431)

Net increase (decrease) in net assets resulting from operations	(19,942,188)	(5,892,620)

Distributions to shareholders from distributable earnings:
Class A	(2,540,281)	(2,087,511)

Class C	(217,700)	(151,868)

Class R	(412,463)	(274,295)

Class Y	(1,399,705)	(388,273)

Class R5	(240)	(193)

Class R6	(420,063)	(266,034)

Total distributions from distributable earnings	(4,990,452)	(3,168,174)

Return of capital:
Class A	(1,117,364)	–

Class C	(95,757)	–

Class R	(181,426)	–

Class Y	(615,672)	–

Class R5	(106)	–

Class R6	(184,768)	–

Total return of capital	(2,195,093)	–

Total distributions	(7,185,545)	(3,168,174)

Share transactions–net:
Class A	(8,691,654)	(9,215,388)

Class C	(3,014,837)	(3,582,815)

Class R	1,014,066	27,745

Class Y	32,839,491	12,656,401

Class R6	(2,631,687)	9,362,612

Net increase in net assets resulting from share transactions	19,515,379	9,248,555

Net increase (decrease) in net assets	(7,612,354)	187,761

Net assets:
Beginning of year	198,083,114	197,895,353

End of year	$190,470,760	$198,083,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 02/28/23	$10.45	$0.20	$(1.20)	$(1.00)	$(0.24)	$ –	$(0.11)	$(0.35)	$ 9.10	(9.62	)%(e)	$94,721	0.52	%(e)	0.81	%(e)	2.06	%(e)	301%
Year ended 02/28/22	10.93	0.13	(0.43)	(0.30)	(0.18)	–	–	(0.18)	10.45	(2.80	)(e)	118,156	0.52	(e)	0.71	(e)	1.18	(e)	207
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	–	(0.60)	10.93	2.30	(e)	132,856	0.52	(e)	0.96	(e)	1.42	(e)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	–	–	(0.19)	11.27	5.39		122,371	1.05	(f)	1.05	(f)	2.80	(f)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	–	–	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	–	–	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Class C
Year ended 02/28/23	10.45	0.12	(1.20)	(1.08)	(0.19)	–	(0.08)	(0.27)	9.10	(10.31)		10,003	1.27		1.57		1.31		301
Year ended 02/28/22	10.93	0.05	(0.43)	(0.38)	(0.10)	–	–	(0.10)	10.45	(3.53)		14,724	1.27		1.47		0.43		207
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	–	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	–	–	(0.13)	11.26	4.80		23,114	1.81	(f)	1.81	(f)	1.90	(f)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	–	–	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	–	–	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Class R
Year ended 02/28/23	10.45	0.17	(1.19)	(1.02)	(0.22)	–	(0.10)	(0.32)	9.11	(9.75)		17,545	0.77		1.07		1.81		301
Year ended 02/28/22	10.93	0.10	(0.43)	(0.33)	(0.15)	–	–	(0.15)	10.45	(3.04)		18,987	0.77		0.97		0.93		207
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	–	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	–	–	(0.16)	11.27	5.09		20,366	1.31	(f)	1.31	(f)	2.40	(f)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	–	–	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	–	–	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Class Y
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		56,121	0.27		0.57		2.31		301
Year ended 02/28/22	10.92	0.15	(0.42)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		29,184	0.27		0.47		1.43		207
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	–	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	–	–	(0.22)	11.26	5.55		19,032	0.81	(f)	0.81	(f)	3.09	(f)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	–	–	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	–	–	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Class R5
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		9	0.27		0.41		2.31		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		10	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	–	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	–	–	(0.20)	11.27	5.59		11	0.60	(f)	0.60	(f)	3.09	(f)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	–	–	(0.06)	10.87	2.44		10	0.62	(f)	0.62	(f)	3.39	(f)	108
Class R6
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		12,072	0.27		0.41		2.31		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		17,022	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	–	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	–	–	(0.21)	11.27	5.60		5,795	0.58	(f)	0.58	(f)	3.14	(f)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	–	–	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	–	–	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the seven months ended February 29, 2020 and the years ended July 31, 2019 and 2018.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2023, 2022 and 2021.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

21	Invesco Intermediate Bond Factor Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower

22	Invesco Intermediate Bond Factor Fund

did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral -To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

23	Invesco Intermediate Bond Factor Fund

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $2 billion	0.250%

Over $ 2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $192,226 and reimbursed class level expenses of $201,689, $22,505, $34,546, $95,420, $3 and $5,047 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $14,930 in front-end sales commissions from the sale of Class A shares and $42 and $242 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24	Invesco Intermediate Bond Factor Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$96,028,080	$–	$96,028,080

U.S. Treasury Securities	–	79,608,021	–	79,608,021

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	53,793,319	–	53,793,319

Asset-Backed Securities	–	302,072	–	302,072

Money Market Funds	2,430,639	2,504,601	–	4,935,240

Total Investments in Securities	2,430,639	232,236,093	–	234,666,732

Other Investments - Assets*

Futures Contracts	60,814	–	–	60,814

Other Investments - Liabilities*

Futures Contracts	(160,788)	–	–	(160,788)

Total Other Investments	(99,974)	–	–	(99,974)

Total Investments	$2,330,665	$232,236,093	$–	$234,566,758

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$60,814

Derivatives not subject to master netting agreements	(60,814)

Total Derivative Assets subject to master netting agreements	$–

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(160,788)

Derivatives not subject to master netting agreements	160,788

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

25	Invesco Intermediate Bond Factor Fund

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$1,854,720	$-	$1,854,720

Futures contracts	-	33,541	33,541

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(648,827)	-	(648,827)

Futures contracts	-	(85,663)	(85,663)

Total	$1,205,893	$(52,122)	$1,153,771

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$41,062,173	$44,823,930

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,595.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$4,990,452	$3,168,174

Return of capital	2,195,093	–

Total distributions	$7,185,545	$3,168,174

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) - investments	$(18,116,051)

Net unrealized appreciation (depreciation) - foreign currencies	(92)

Temporary book/tax differences	(29,854)

Capital loss carryforward	(14,024,893)

Shares of beneficial interest	222,641,650

Total net assets	$190,470,760

26	Invesco Intermediate Bond Factor Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$9,896,360	$4,128,533	$14,024,893

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $96,626,770 and $97,372,450, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$444,780

Aggregate unrealized (depreciation) of investments	(18,560,831)

Net unrealized appreciation (depreciation) of investments	$(18,116,051)

Cost of investments for tax purposes is $252,682,809.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, foreign currency transactions and return of capital distributions, on February 28, 2023, undistributed net investment income was increased by $3,502,592, undistributed net realized gain (loss) was decreased by $1,304,575 and shares of beneficial interest was decreased by $2,198,017. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022

	Shares	Amount	Shares	Amount

Sold:
Class A	1,393,961	$13,222,023	1,988,918	$21,596,160

Class C	151,291	1,438,425	292,538	3,179,090

Class R	516,455	4,931,361	667,931	7,274,119

Class Y	5,122,511	49,199,874	1,935,566	20,924,099

Class R6	726,158	6,955,903	1,217,759	13,202,683

Issued as reinvestment of dividends:
Class A	362,561	3,359,064	176,075	1,910,695

Class C	32,920	303,604	13,167	142,961

Class R	63,770	589,935	24,974	271,081

Class Y	207,546	1,913,584	30,166	326,072

Class R6	62,972	583,654	24,161	261,697

Automatic conversion of Class C shares to Class A shares:
Class A	162,412	1,551,352	168,348	1,823,223

Class C	(162,377)	(1,551,352)	(168,348)	(1,823,223)

27	Invesco Intermediate Bond Factor Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,824,316)	$(26,824,093)	(3,183,885)	$(34,545,466)

Class C	(332,441)	(3,205,514)	(468,259)	(5,081,643)

Class R	(470,570)	(4,507,230)	(694,794)	(7,517,455)

Class Y	(1,956,399)	(18,273,967)	(795,681)	(8,593,770)

Class R6	(1,092,547)	(10,171,244)	(380,212)	(4,101,768)

Net increase in share activity	1,963,907	$19,515,379	848,424	$9,248,555

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Intermediate Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Intermediate Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R5.

The financial statements of Oppenheimer Intermediate Income Fund (subsequently renamed Invesco Intermediate Bond Factor Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$985.00	$2.56	$1,022.22	$2.61	0.52%
Class C	1,000.00	981.30	6.24	1,018.50	6.36	1.27
Class R	1,000.00	983.80	3.79	1,020.98	3.86	0.77
Class Y	1,000.00	987.30	1.33	1,023.46	1.35	0.27
Class R5	1,000.00	987.30	1.33	1,023.46	1.35	0.27
Class R6	1,000.00	987.30	1.33	1,023.46	1.35	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco Intermediate Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	26.10%
Qualified Business Income*	0.00%
Business Interest Income*	90.13%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31	Invesco Intermediate Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1331 Spring Street, NW, Suite 2500

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Intermediate Bond Factor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Real Estate Fund

Nasdaq:
A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), outperformed the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.57%
Class C Shares	-12.21
Class R Shares	-11.77
Class Y Shares	-11.34
Investor Class Shares	-11.57
Class R5 Shares	-11.22
Class R6 Shares	-11.16
S&P 500 Index▼ (Broad Market Index)	-7.69
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	-12.17
Lipper Real Estate Funds Index∎ (Peer Group Index)	-13.18
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In 2022, the investment environment in the US evolved from one of low interest rates and robust capital access to an environment characterized with higher interest rates and tightening financial conditions as the US Federal Reserve (the Fed) increased focus on combating inflation. Equity values fell the most since the global financial crisis, bond values fell the most in 40 years and real estate values also experienced significant weakness. Listed real estate share prices saw declines, with the sector moving to a wider-than-average discount to underlying net asset value (NAV) by the end of the fiscal year.

    During the second quarter of 2022, there was increasing recession risk for the economy as growth estimates continued to trend downward. US REITs delivered negative absolute performance during this time period. Companies and property types associated with higher financial leverage, lower internal growth and higher-capital expenditures like office, malls and skilled nursing faced head-winds. With uncertain macro, policy and geopolitical outlooks clouding future economic growth, more defensive US REIT sectors outperformed. Triple net, manufacture housing and single-family rental REITs outperformed, while office, mall and lodging REITs underperformed.

    Tighter capital conditions in the third quarter of 2022 negatively impacted equity and debt markets, leading to price declines and REITs trading at persistent discounts to NAV. During the quarter, US REITs delivered negative absolute performance. Companies and property types associated with higher financial leverage, lower internal growth and higher capital expenditures like office, malls and skilled nursing faced more significant headwinds. Casino, life sciences and self-

storage REITs outperformed, while cold storage, office and data center REITs underperformed.

    In the last quarter of 2022, the US economy began slowing as tighter financial conditions gradually impacted aggregate demand. The chances of a near-term recession in the US increased. Tighter financial conditions were felt in the capital markets with higher cost of capital for most companies and more limited access to capital for weaker sponsors. This led to price declines and REITs trading at persistent discounts to NAV. During the quarter, US REITs delivered negative performance. Triple net REITs, malls and manufactured housing REITs outperformed, while lodging, single family rental and office REITs underperformed.

    The US economy continued to show resilience after recent interest rate increases in the current market environment. The labor market has not meaningfully weakened with worker shortages still evident in many industries. Such resilience, without signs yet that inflation is being tamed, led to renewed expectation for further interest rate rises in the coming month. US capital markets performance in February 2023, reflected this more hawkish sentiment. Year-to-date, government bond yields increased, and US REIT share prices declined. Year-end earnings reporting for US REITs was somewhat mixed. While trailing results were in-line to slightly above consensus estimates, the 2023 earnings guidance trended below expectations.

    Overall, the Fund outperformed its style-specific benchmark, the FTSE NAREIT All Equity REITs Index. Both market allocation and stock selection contributed to relative Fund performance during the fiscal year. From a real estate sector perspective, the largest contributors to relative Fund performance included underweight exposure to the office sector as well as overweights to the infrastructure and specialty sectors. Key negative relative detractors included underweights to the regional malls sector and stock selection amongst health care REITs. Additionally, an underweight exposure and stock selection in the lodging sector detracted from relative Fund performance.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included VICI Properties and Gaming and Leisure Properties. Both VICI Properties and Gaming and Leisure Properties specialize in gaming, hospitality, entertainment and casino properties. The overall specialty sector outperformed during the fiscal year as the sector offered defensive cash flows and attractive capital deployment opportunities.

    Top individual detractors from the Fund’s absolute performance included AvalonBay Communities and American Tower. Avalon-Bay Communities is a large owner of apartments in the US. During the fiscal year, the Fund’s overweight position to AvalonBay Communities detracted from Fund performance. The apartment sector continues to face some meaningful headwinds from economic deceleration, a weaker housing market and job losses. American Tower is an infrastructure REIT that owns, operates and develops multi-tenant communications real estate. American Tower, as with many infrastructure companies, underperformed through the fiscal year.

    With a changing macroeconomic and geopolitical backdrop as well as expected changes in monetary policy, the Fund seeks a balanced position, with exposure to companies we believe are able to capture near-term growth opportunities, companies with more defensive characteristics trading at attractive valuations and sectors with long-term structural growth characteristics. At the end of the fiscal year, the Fund positioning favors exposure to companies with more defensive growth characteristics and companies trading at attractive valuations. The Fund holds overweight positioning to the residential, industrial and health care sectors. The Fund holds underweight exposure to mall REITs, which face structural headwinds related to ecommerce and retail footprints that may need to be downsized. The portfolio also has underweight exposure to self-storage REITs, which are seeing slowing growth and trade at high relative valuations.

    The overall portfolio is biased toward companies with more favorable long-term growth prospects, generally supported by higher-quality assets, attractive fundamental prospects, lower-leveraged balance sheets and better environmental, social and governance characteristics. The unpredictable macro and geopolitical environments suggest caution in taking significant active factor and macro exposures. As such, we believe portfolio risk is

2	Invesco Real Estate Fund

still most likely to be allocated to stock or sector specific opportunities where there is a belief that attractive relative value exists.

    We thank you for your continued investment in Invesco Real Estate Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Chip McKinley

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.02%
10 Years	5.08
5 Years	4.16
1 Year	-16.43

Class C Shares
Inception (5/1/95)	9.11%
10 Years	5.04
5 Years	4.55
1 Year	-13.01

Class R Shares
Inception (4/30/04)	7.67%
10 Years	5.41
5 Years	5.08
1 Year	-11.77

Class Y Shares
Inception (10/3/08)	7.11%
10 Years	5.94
5 Years	5.61
1 Year	-11.34

Investor Class Shares
Inception (9/30/03)	8.11%
10 Years	5.69
5 Years	5.37
1 Year	-11.57

Class R5 Shares
Inception (4/30/04)	8.38%
10 Years	6.07
5 Years	5.74
1 Year	-11.22

Class R6 Shares
Inception (9/24/12)	6.34%
10 Years	6.16
5 Years	5.83
1 Year	-11.16

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Real Estate Fund

Supplemental Information

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Real Estate Fund

Fund Information

Portfolio Composition

By property type	% of total net assets

Industrial	15.16%

Infrastructure REITs	14.11

Apartments	9.85

Health Care	8.71

Data Centers	7.07

Free Standing	7.03

Specialty	6.22

Manufactured Homes	6.13

Shopping Centers	5.25

Self Storage	4.74

Single Family Homes	3.29

Lodging Resorts	3.20

Office	3.20

Money Market Funds Plus Other Assets Less Liabilities	6.04

Top 10 Equity Holdings*

		% of total net assets

1.	American Tower Corp.	8.34%

2.	Prologis, Inc.	8.29

3.	UDR, Inc.	5.17

4.	AvalonBay Communities, Inc.	4.68

5.	Sun Communities, Inc.	4.31

6.	Realty Income Corp.	4.08

7.	Equinix, Inc.	3.91

8.	Rexford Industrial Realty, Inc.	3.85

9.	Healthpeak Properties, Inc.	3.71

10.	VICI Properties, Inc.	3.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

7	Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2023

	Shares	Value

Common Stocks & Other Equity Interests-93.96%
Apartments-9.85%
AvalonBay Communities, Inc.(b)	397,708	$68,612,584

UDR, Inc.	1,767,382	75,714,645

		144,327,229

Data Centers-7.07%
Digital Realty Trust, Inc.(b)	444,566	46,337,114

Equinix, Inc.	83,277	57,317,061

		103,654,175

Free Standing-7.03%
Agree Realty Corp.	417,130	29,524,461

Essential Properties Realty Trust, Inc.(b)	530,597	13,668,179

Realty Income Corp.	935,128	59,801,436

		102,994,076

Health Care-8.71%
Healthcare Realty Trust, Inc.	1,629,914	31,783,323

Healthpeak Properties, Inc.	2,259,982	54,375,167

Ventas, Inc.	488,755	23,777,930

Welltower, Inc.	239,923	17,783,093

		127,719,513

Industrial-15.16%
Americold Realty Trust, Inc.	544,305	16,002,567

Prologis, Inc.	984,675	121,508,895

Rexford Industrial Realty, Inc.	933,547	56,442,252

Terreno Realty Corp.	455,540	28,339,143

		222,292,857

Infrastructure REITs-14.11%
American Tower Corp.	617,060	122,184,051

Crown Castle, Inc.	362,451	47,390,468

SBA Communications Corp., Class A	143,767	37,285,971

		206,860,490

Lodging Resorts-3.20%
Hilton Worldwide Holdings, Inc.	23,079	3,335,146

Host Hotels & Resorts, Inc.(b)	2,595,015	43,596,252

		46,931,398

Manufactured Homes-6.13%
Equity LifeStyle Properties, Inc.	387,627	26,556,326

Sun Communities, Inc.	441,855	63,247,124

		89,803,450

Office-3.20%
Alexandria Real Estate Equities, Inc.	160,648	24,061,858

Kilroy Realty Corp.	635,458	22,889,197

		46,951,055

Investment Abbreviations:

REIT - Real Estate Investment Trust

	Shares	Value

Self Storage-4.74%
CubeSmart(b)	675,257	$31,730,326

Life Storage, Inc.	313,517	37,785,069

		69,515,395

Shopping Centers-5.25%
Brixmor Property Group, Inc.	1,658,803	37,555,300

Kimco Realty Corp.	1,909,861	39,362,235

		76,917,535

Single Family Homes-3.29%
American Homes 4 Rent, Class A	368,745	11,438,470

Invitation Homes, Inc.	1,178,376	36,836,034

		48,274,504

Specialty-6.22%
Gaming and Leisure Properties, Inc.	339,372	18,285,363

Lamar Advertising Co., Class A	110,778	11,582,948

Outfront Media, Inc.	597,112	10,419,605

VICI Properties, Inc.	1,518,587	50,918,222

		91,206,138

Total Common Stocks & Other Equity Interests (Cost $1,173,140,358)		1,377,447,815

Money Market Funds-1.91%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(c)(d)	9,693,116	9,693,116

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(c)(d)	7,249,196	7,250,646

Invesco Treasury Portfolio, Institutional Class, 4.50%(c)(d)	11,077,846	11,077,846

Total Money Market Funds (Cost $28,021,497)		28,021,608

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-95.87% (Cost $1,201,161,855)		1,405,469,423

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.94%
Invesco Private Government Fund, 4.58%(c)(d)(e)	16,194,534	16,194,534

Invesco Private Prime Fund, 4.83%(c)(d)(e)	41,634,761	41,643,087

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $57,841,459)		57,837,621

TOTAL INVESTMENTS IN SECURITIES-99.81% (Cost $1,259,003,314)		1,463,307,044

OTHER ASSETS LESS LIABILITIES-0.19%		2,746,921

NET ASSETS-100.00%		$1,466,053,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at February 28, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,425,636	$110,474,005	$(106,206,525)	$-	$-	$9,693,116	$91,178
Invesco Liquid Assets Portfolio, Institutional Class	4,623,479	78,910,003	(76,283,640)	(488)	1,292	7,250,646	88,486
Invesco Treasury Portfolio, Institutional Class	6,200,726	126,256,005	(121,378,885)	-	-	11,077,846	120,852
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,633,272	451,163,065	(447,601,803)	-	-	16,194,534	509,327*
Invesco Private Prime Fund	29,477,637	995,151,365	(982,995,771)	(783)	10,639	41,643,087	1,423,262*
Total	$58,360,750	$1,761,954,443	$(1,734,466,624)	$(1,271)	$11,931	$85,859,229	$2,233,105

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,173,140,358)*	$1,377,447,815

Investments in affiliated money market funds, at value (Cost $85,862,956)	85,859,229

Foreign currencies, at value (Cost $261)	254

Receivable for:
Investments sold	1,713,307

Fund shares sold	62,965,010

Dividends	557,522

Investment for trustee deferred compensation and retirement plans	267,985

Other assets	65,751

Total assets	1,528,876,873

Liabilities:

Payable for:
Investments purchased	809,159

Fund shares reacquired	2,825,103

Collateral upon return of securities loaned	57,841,459

Accrued fees to affiliates	773,079

Accrued trustees’ and officers’ fees and benefits	17,675

Accrued other operating expenses	265,221

Trustee deferred compensation and retirement plans	291,212

Total liabilities	62,822,908

Net assets applicable to shares outstanding	$1,466,053,965

Net assets consist of:

Shares of beneficial interest	$1,280,494,937

Distributable earnings	185,559,028

$1,466,053,965

Net Assets:

Class A	$649,570,290

Class C	$24,619,153

Class R	$92,226,475

Class Y	$214,673,092

Investor Class	$26,615,586

Class R5	$198,456,219

Class R6	$259,893,150

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	38,291,358

Class C	1,462,979

Class R	5,426,395

Class Y	12,664,289

Investor Class	1,575,136

Class R5	11,708,194

Class R6	15,337,393

Class A:
Net asset value per share	$16.96

Maximum offering price per share (Net asset value of $16.96 ÷ 94.50%)	$17.95

Class C:
Net asset value and offering price per share	$16.83

Class R:
Net asset value and offering price per share	$17.00

Class Y:
Net asset value and offering price per share	$16.95

Investor Class:
Net asset value and offering price per share	$16.90

Class R5:
Net asset value and offering price per share	$16.95

Class R6:
Net asset value and offering price per share	$16.95

*	At February 28, 2023, securities with an aggregate value of $56,436,475 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Dividends	$41,925,057

Dividends from affiliated money market funds (includes net securities lending income of $105,933)	406,449

Total investment income	42,331,506

Expenses:

Advisory fees	12,181,785

Administrative services fees	242,314

Custodian fees	22,009

Distribution fees:
Class A	1,824,201

Class C	307,415

Class R	515,785

Investor Class	74,910

Transfer agent fees – A, C, R, Y and Investor	2,414,088

Transfer agent fees – R5	245,023

Transfer agent fees – R6	99,000

Trustees’ and officers’ fees and benefits	29,374

Registration and filing fees	126,638

Reports to shareholders	196,531

Professional services fees	75,462

Other	30,180

Total expenses	18,384,715

Less: Fees waived and/or expense offset arrangement(s)	(38,055)

Net expenses	18,346,660

Net investment income	23,984,846

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	73,967,944

Affiliated investment securities	11,931

Foreign currencies	(5,135)

73,974,740

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(298,569,857)

Affiliated investment securities	(1,271)

Foreign currencies	57

(298,571,071)

Net realized and unrealized gain (loss)	(224,596,331)

Net increase (decrease) in net assets resulting from operations	$(200,611,485)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$23,984,846	$12,089,137

Net realized gain	73,974,740	239,255,576

Change in net unrealized appreciation (depreciation)	(298,571,071)	113,833,169

Net increase (decrease) in net assets resulting from operations	(200,611,485)	365,177,882

Distributions to shareholders from distributable earnings:
Class A	(63,813,594)	(50,935,385)

Class C	(2,335,990)	(2,081,738)

Class R	(8,702,788)	(6,621,764)

Class Y	(16,258,054)	(19,059,695)

Investor Class	(2,663,797)	(1,848,651)

Class R5	(21,069,142)	(18,230,861)

Class R6	(25,936,314)	(23,020,346)

Total distributions from distributable earnings	(140,779,679)	(121,798,440)

Return of capital:
Class A	–	(1,296,414)

Class C	–	(52,984)

Class R	–	(168,535)

Class Y	–	(485,102)

Investor Class	–	(47,051)

Class R5	–	(464,007)

Class R6	–	(585,907)

Total return of capital	–	(3,100,000)

Total distributions	(140,779,679)	(124,898,440)

Share transactions–net:
Class A	(29,946,300)	(76,686,465)

Class C	(6,487,528)	(6,390,505)

Class R	(1,149,097)	(2,326,304)

Class Y	(40,970,603)	4,676,831

Investor Class	(129,000)	2,011,607

Class R5	(35,023,233)	5,285,773

Class R6	(20,569,170)	(21,903,084)

Net increase (decrease) in net assets resulting from share transactions	(134,274,931)	(95,332,147)

Net increase (decrease) in net assets	(475,666,095)	144,947,295

Net assets:
Beginning of year	1,941,720,060	1,796,772,765

End of year	$1,466,053,965	$1,941,720,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$21.15	$ 0.25	$(2.67)	$(2.42)	$(0.17)	$(1.60)	$ –	$(1.77)	$16.96	(11.57)%		$649,570	1.24%		1.24%		1.30%		42%
Year ended 02/28/22	18.67	0.10	3.73	3.83	(0.21)	(1.11)	(0.03)	(1.35)	21.15	20.12		834,552	1.23		1.23		0.45		59
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	–	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	–	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Class C
Year ended 02/28/23	20.99	0.11	(2.66)	(2.55)	(0.01)	(1.60)	–	(1.61)	16.83	(12.21)		24,619	1.99		1.99		0.55		42
Year ended 02/28/22	18.53	(0.07)	3.71	3.64	(0.04)	(1.11)	(0.03)	(1.18)	20.99	19.25		37,459	1.98		1.98		(0.30)		59
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	–	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	–	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	–	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Class R
Year ended 02/28/23	21.18	0.21	(2.67)	(2.46)	(0.12)	(1.60)	–	(1.72)	17.00	(11.73)		92,226	1.49		1.49		1.05		42
Year ended 02/28/22	18.70	0.04	3.73	3.77	(0.15)	(1.11)	(0.03)	(1.29)	21.18	19.79		114,999	1.48		1.48		0.20		59
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	–	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	–	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	–	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Class Y
Year ended 02/28/23	21.14	0.31	(2.68)	(2.37)	(0.22)	(1.60)	–	(1.82)	16.95	(11.34)		214,673	0.98		0.98		1.56		42
Year ended 02/28/22	18.66	0.15	3.73	3.88	(0.26)	(1.11)	(0.03)	(1.40)	21.14	20.43		296,638	0.98		0.98		0.70		59
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	–	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	–	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	–	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Investor Class
Year ended 02/28/23	21.08	0.25	(2.66)	(2.41)	(0.17)	(1.60)	–	(1.77)	16.90	(11.53)		26,616	1.24		1.24		1.30		42
Year ended 02/28/22	18.61	0.11	3.71	3.82	(0.21)	(1.11)	(0.03)	(1.35)	21.08	20.17	(d)	33,026	1.16	(d)	1.16	(d)	0.52	(d)	59
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	–	(1.33)	18.61	(2.53	)(d)	27,546	1.23	(d)	1.23	(d)	1.03	(d)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	–	(1.96)	20.65	8.06	(d)	37,537	1.22	(d)	1.22	(d)	1.34	(d)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.89	16.05	(d)	32,447	1.23	(d)	1.23	(d)	1.58	(d)	47
Class R5
Year ended 02/28/23	21.14	0.33	(2.68)	(2.35)	(0.24)	(1.60)	–	(1.84)	16.95	(11.22)		198,456	0.87		0.87		1.67		42
Year ended 02/28/22	18.66	0.18	3.73	3.91	(0.29)	(1.11)	(0.03)	(1.43)	21.14	20.58		283,546	0.86		0.86		0.82		59
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	–	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	–	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	–	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Class R6
Year ended 02/28/23	21.14	0.34	(2.68)	(2.34)	(0.25)	(1.60)	–	(1.85)	16.95	(11.16)		259,893	0.81		0.81		1.73		42
Year ended 02/28/22	18.66	0.20	3.72	3.92	(0.30)	(1.11)	(0.03)	(1.44)	21.14	20.67		341,500	0.78		0.78		0.90		59
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	–	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	–	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	–	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18%, 0.20%, 0.24% and 0.21% for the years ended February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Real Estate Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

14	Invesco Real Estate Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

15	Invesco Real Estate Fund

net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, the Fund paid the Adviser $4,765 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile
than	other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the

16	Invesco Real Estate Fund

“Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $15,650.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $58,922 in front-end sales commissions from the sale of Class A shares and $2,565 and $1,983 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,377,447,815	$-	$-	$1,377,447,815

Money Market Funds	28,021,608	57,837,621	-	85,859,229

Total Investments	$1,405,469,423	$57,837,621	$-	$1,463,307,044

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,405.

17	Invesco Real Estate Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$16,382,289	$14,213,175

Long-term capital gain	124,397,390	107,585,265

Return of capital	-	3,100,000

Total distributions	$140,779,679	$124,898,440

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$5,129,455

Undistributed long-term capital gain	652,565

Net unrealized appreciation - investments	179,995,367

Net unrealized appreciation - foreign currencies	48

Temporary book/tax differences	(218,407)

Shares of beneficial interest	1,280,494,937

Total net assets	$1,466,053,965

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $703,128,515 and $1,019,790,564, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$243,009,027

Aggregate unrealized (depreciation) of investments	(63,013,660)

Net unrealized appreciation of investments	$179,995,367

Cost of investments for tax purposes is $1,283,311,677.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization and partnerships, on February 28, 2023, undistributed net investment income was decreased by $3,008,408, undistributed net realized gain (loss) was decreased by $5,412,202 and shares of beneficial interest was increased by $8,420,610. This reclassification had no effect on the net assets of the Fund.

18	Invesco Real Estate Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,939,654	$57,742,659	4,599,639	$101,285,343

Class C	235,423	4,692,865	370,164	8,176,178

Class R	809,505	15,796,444	1,139,728	25,110,708

Class Y	6,122,874	109,679,092	4,501,276	96,972,828

Investor Class	172,099	3,442,504	286,467	6,272,646

Class R5	2,487,901	49,310,693	4,256,177	94,533,039

Class R6	3,007,792	58,253,590	4,575,867	100,428,834

Issued as reinvestment of dividends:
Class A	3,519,965	60,744,769	2,220,547	49,862,674

Class C	131,442	2,231,838	91,442	2,050,259

Class R	504,326	8,696,733	301,053	6,783,408

Class Y	727,771	12,592,320	589,585	13,217,508

Investor Class	149,658	2,573,143	81,551	1,825,391

Class R5	1,216,303	21,065,979	834,764	18,689,560

Class R6	1,480,131	25,643,212	1,045,576	23,381,188

Automatic conversion of Class C shares to Class A shares:
Class A	228,226	4,418,620	297,883	6,499,848

Class C	(229,854)	(4,418,620)	(299,945)	(6,499,848)

Reacquired:
Class A	(7,855,616)	(152,852,348)	(10,733,231)	(234,334,330)

Class C	(458,976)	(8,993,611)	(468,088)	(10,117,094)

Class R	(1,315,993)	(25,642,274)	(1,556,998)	(34,220,420)

Class Y	(8,219,962)	(163,242,015)	(4,816,165)	(105,513,505)

Investor Class	(313,017)	(6,144,647)	(281,795)	(6,086,430)

Class R5	(5,407,637)	(105,399,905)	(4,920,442)	(107,936,826)

Class R6	(5,308,123)	(104,465,972)	(6,559,846)	(145,713,106)

Net increase (decrease) in share activity	(5,376,108)	$(134,274,931)	(4,444,791)	$(95,332,147)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$932.40	$5.94	$1,018.65	$6.21	1.24%
Class C	1,000.00	929.10	9.57	1,014.88	9.99	2.00
Class R	1,000.00	931.30	7.18	1,017.36	7.50	1.50
Class Y	1,000.00	933.60	4.75	1,019.89	4.96	0.99
Investor Class	1,000.00	932.30	6.04	1,018.55	6.31	1.26
Class R5	1,000.00	934.30	4.22	1,020.43	4.41	0.88
Class R6	1,000.00	934.70	3.89	1,020.78	4.06	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$132,977,220
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	100.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)
				Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean of Mays Business School - Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Real Estate Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Short Duration Inflation Protected Fund

Nasdaq:
A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Fund Expenses

20	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underper-formed the ICE BofA 1-5 Year US Inflation-Linked Treasury Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.66%
Class A2 Shares	-4.56
Class Y Shares	-4.49
Class R5 Shares	-4.41
Class R6 Shares	-4.41
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style- Specific Index)	-4.24
Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	-9.33
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average.

The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

    Against this backdrop, shorter-term US Treasury inflation protected securities (TIPS) posted negative returns for the fiscal year as the ICE BofA 1–5 Year US Inflation-Linked Treasury Index returned -4.24%.4 Higher short-term yields stemming from a tightening monetary policy environment, coupled with decreased inflation expectations, contributed to negative returns. The fiscal year concluded with the yield curve steeply inverted. The average yield on the style-specific index increased 392 basis points and ended the fiscal year at 1.82%.4 Overall TIPS performed inline with their nominal US Treasury counterparts for the fiscal year. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as break even inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries).

    We seek to replicate the risk and return characteristics of the Fund’s broad market/ style-specific index, the ICE BofA 1–5 Year US Inflation-Linked Treasury Index, by generally investing in the component securities of the index in their respective weightings. For the fiscal year, the Fund generated negative returns and underperformed its broad market/ style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

    We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which we believe tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS cannot fall below their par value. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. We believe the Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

    We are monitoring real interest rates, and the market, as well as economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

    Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Federal Reserve of Economic Data

3	Source: US Department of the Treasury

4	Source: Bloomberg LP

Portfolio manager(s):

Robert Young

The views and opinions expressed in management’s discussion of Fund performance are those of

2	Invesco Short Duration Inflation Protected Fund

Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.39%
10 Years	0.93
5 Years	1.54
1 Year	-7.06

Class A2 Shares
Inception (12/15/87)	3.53%
10 Years	1.16
5 Years	1.96
1 Year	-5.51

Class Y Shares
Inception (10/3/08)	1.23%
10 Years	1.38
5 Years	2.29
1 Year	-4.49

Class R5 Shares
Inception (7/13/87)	3.77%
10 Years	1.39
5 Years	2.30
1 Year	-4.41

Class R6 Shares
10 Years	1.39%
5 Years	2.32
1 Year	-4.41

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Duration Inflation Protected Fund

Supplemental Information

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The ICE BofA 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration Inflation Protected Fund

Fund Information

Portfolio Composition

By U.S. Treasury Securities

Maturity Date	Coupon Rate	% of Total Net Assets

4/15/2024	0.50%	4.61%

7/15/2024	0.13	6.18

10/15/2024	0.13	4.89

1/15/2025	2.37	5.47

1/15/2025	0.25	6.15

4/15/2025	0.13	4.84

7/15/2025	0.37	6.13

10/15/2025	0.13	4.64

1/15/2026	0.62	6.30

1/15/2026	2.00	3.70

4/15/2026	0.13	5.28

7/15/2026	0.13	5.33

10/15/2026	0.13	4.85

1/15/2027	0.37	5.54

1/15/2027	2.37	3.04

4/15/2027	0.13	4.78

7/15/2027	0.37	5.23

10/15/2027	1.62	4.94

1/15/2028	0.50	5.45

1/15/2028	1.75	2.74

Money Market Funds Plus Other Assets Less Liabilities		(0.09)

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–100.09%
U.S. Treasury Inflation – Indexed Bonds–2.74%(a)
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	$16,814	$16,859,341

U.S. Treasury Inflation – Indexed Notes–97.35%(a)
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	28,818	28,327,537
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	38,820	37,990,859
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	30,898	30,067,246
U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	72,469	71,436,771
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	31,009	29,791,593
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	38,938	37,708,841
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	29,755	28,518,352
U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	62,833	61,519,062
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	34,289	32,447,878
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	34,549	32,761,362
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	31,567	29,815,571
U.S. Treasury Inflation - Indexed Notes	0.37 - 2.37%	01/15/2027	54,298	52,825,730
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	31,415	29,370,665
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	34,001	32,194,483
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	30,402	30,399,465
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	35,457	33,494,194

				598,669,609

Total U.S. Treasury Securities (Cost $650,028,507)				615,528,950

			Shares
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(b)(c)			5	5
Invesco Treasury Portfolio, Institutional Class, 4.50%(b)(c)			5	5
Total Money Market Funds (Cost $10)				10

TOTAL INVESTMENTS IN SECURITIES–100.09% (Cost $650,028,517)				615,528,960

OTHER ASSETS LESS LIABILITIES–(0.09)%				(577,978)

NET ASSETS–100.00%				$614,950,982

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$516,175	$41,022,153	$(41,538,323)	$-	$-	$5	$3,267
Invesco Liquid Assets Portfolio, Institutional Class	368,666	29,301,538	(29,670,259)	-	55	-	2,427
Invesco Treasury Portfolio, Institutional Class	589,914	46,882,461	(47,472,370)	-	-	5	3,606
Total	$1,474,755	$117,206,152	$(118,680,952)	$-	$55	$10	$9,300

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 650,028,507)	$615,528,950

Investments in affiliated money market funds, at value (Cost $ 10)	10

Receivable for:
Investments sold	2,891,313

Fund shares sold	752,470

Dividends	182

Interest	702,305

Investment for trustee deferred compensation and retirement plans	60,045

Other assets	74,887

Total assets	620,010,162

Liabilities:
Payable for:
Fund shares reacquired	1,828,685

Amount due custodian	2,919,584

Accrued fees to affiliates	104,281

Accrued trustees’ and officers’ fees and benefits	1,838

Accrued other operating expenses	137,363

Trustee deferred compensation and retirement plans	67,429

Total liabilities	5,059,180

Net assets applicable to shares outstanding	$614,950,982

Net assets consist of:
Shares of beneficial interest	$682,305,601

Distributable earnings (loss)	(67,354,619)

$614,950,982

Net Assets:
Class A	$185,875,629

Class A2	$11,739,068

Class Y	$87,930,278

Class R5	$33,938,659

Class R6	$295,467,348

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,228,787

Class A2	1,213,116

Class Y	9,084,018

Class R5	3,507,510

Class R6	30,537,923

Class A:
Net asset value per share	$9.67

Maximum offering price per share (Net asset value of $9.67 ÷ 97.50%)	$9.92

Class A2:
Net asset value per share	$9.68

Maximum offering price per share (Net asset value of $9.68 ÷ 99.00%)	$9.78

Class Y:
Net asset value and offering price per share	$9.68

Class R5:
Net asset value and offering price per share	$9.68

Class R6:
Net asset value and offering price per share	$9.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Treasury Inflation-Protected Securities inflation adjustments	$36,849,567

Dividends from affiliated money market funds	9,300

Total investment income	36,858,867

Expenses:
Advisory fees	1,296,848

Administrative services fees	97,508

Custodian fees	22,357

Distribution fees:
Class A	459,199

Class A2	18,891

Transfer agent fees – A, A2, and Y	382,687

Transfer agent fees – R5	9,921

Transfer agent fees – R6	99,884

Trustees’ and officers’ fees and benefits	19,708

Registration and filing fees	142,440

Licensing fees	150,991

Reports to shareholders	18,966

Professional services fees	48,392

Other	15,002

Total expenses	2,782,794

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(296,773)

Net expenses	2,486,021

Net investment income	34,372,846

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(14,165,840)

Affiliated investment securities	55

(14,165,785)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(51,960,467)

Net realized and unrealized gain (loss)	(66,126,252)

Net increase (decrease) in net assets resulting from operations	$(31,753,406)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022
Operations:
Net investment income	$34,372,846	$31,008,510

Net realized gain (loss)	(14,165,785)	3,855,794

Change in net unrealized appreciation (depreciation)	(51,960,467)	(7,537,836)

Net increase (decrease) in net assets resulting from operations	(31,753,406)	27,326,468

Distributions to shareholders from distributable earnings:

Class A	(11,496,039)	(4,781,414)

Class A2	(794,469)	(605,908)

Class Y	(8,796,900)	(2,935,679)

Class R5	(1,989,543)	(813,165)

Class R6	(20,014,475)	(15,207,317)

Total distributions from distributable earnings	(43,091,426)	(24,343,483)

Return of capital:

Class A	(1,280,556)	–

Class A2	(88,497)	–

Class Y	(979,896)	–

Class R5	(221,617)	–

Class R6	(2,229,434)	–

Total return of capital	(4,800,000)	–

Total distributions	(47,891,426)	(24,343,483)

Share transactions–net:
Class A	80,815,291	51,098,411

Class A2	(543,605)	(1,938,647)

Class Y	3,843,453	67,294,355

Class R5	9,272,303	23,874,708

Class R6	9,682,922	(72,679,696)

Net increase in net assets resulting from share transactions	103,070,364	67,649,131

Net increase in net assets	23,425,532	70,632,116

Net assets:

Beginning of year	591,525,450	520,893,334

End of year	$614,950,982	$591,525,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration Inflation Protected Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/23	$10.87	$0.50	$(0.99)	$(0.49)	$(0.64)	$(0.07)	$(0.71)	$ 9.67	(4.66)%	$185,876	0.55%	0.64%	4.95%	52%
Year ended 02/28/22	10.82	0.57	(0.07)	0.50	(0.45)	–	(0.45)	10.87	4.65	126,718	0.55	0.61	5.23	53
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55	0.67	0.87	49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55	0.66	2.17	45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55	0.67	1.97	37
Class A2
Year ended 02/28/23	10.88	0.51	(0.99)	(0.48)	(0.65)	(0.07)	(0.72)	9.68	(4.56)	11,739	0.45	0.54	5.05	52
Year ended 02/28/22	10.84	0.59	(0.09)	0.50	(0.46)	–	(0.46)	10.88	4.66	13,778	0.45	0.51	5.33	53
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45	0.57	0.97	49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45	0.56	2.27	45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45	0.57	2.07	37
Class Y
Year ended 02/28/23	10.89	0.53	(1.01)	(0.48)	(0.66)	(0.07)	(0.73)	9.68	(4.49)	87,930	0.30	0.39	5.20	52
Year ended 02/28/22	10.84	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.89	4.91	100,465	0.30	0.36	5.48	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30	0.42	1.12	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30	0.41	2.42	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30	0.42	2.22	37
Class R5
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	33,939	0.30	0.30	5.20	52
Year ended 02/28/22	10.83	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.88	4.91	28,283	0.30	0.34	5.48	53
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30	0.34	1.12	49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29	0.29	2.43	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28	0.28	2.24	37
Class R6
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	295,467	0.30	0.30	5.20	52
Year ended 02/28/22	10.84	0.61	(0.09)	0.52	(0.48)	–	(0.48)	10.88	4.84	322,282	0.28	0.28	5.50	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27	0.27	1.15	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26	0.26	2.46	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27	0.27	2.25	37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

13	Invesco Short Duration Inflation Protected Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

I.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.200%

Over $500 million	0.175%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.19%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $952 and reimbursed class level expenses of $161,423, $10,969, $112,383, $1,282 and $7,796 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

14	Invesco Short Duration Inflation Protected Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $50,436 and $164 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $57,207 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$-	$615,528,950	$-	$615,528,950

Money Market Funds	10	-	-	10

Total Investments	$10	$615,528,950	$-	$615,528,960

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,968.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$43,091,426	$24,343,483

Return of capital	4,800,000	-

Total distributions	$47,891,426	$24,343,483

*	Includes short-term capital gain distributions, if any.

15	Invesco Short Duration Inflation Protected Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) — investments	$(39,906,836)

Temporary book/tax differences	(48,638)

Late-Year ordinary loss deferral	(2,115,657)

Capital loss carryforward	(25,283,488)

Shares of beneficial interest	682,305,601

Total net assets	$614,950,982

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$5,677,178	$19,606,310	$25,283,488

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $400,351,613 and $342,715,120, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$-

Aggregate unrealized (depreciation) of investments	(39,906,836)

Net unrealized appreciation (depreciation) of investments	$(39,906,836)

Cost of investments for tax purposes is $655,435,796.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions, on February 28, 2023, undistributed net investment income was increased by $4,801,491, undistributed net realized gain (loss) was decreased by $1,490 and shares of beneficial interest was decreased by $4,800,001. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	14,736,544	$152,575,016	7,903,870	$86,807,110

Class A2	19,570	203,617	11,088	121,581

Class Y	14,259,617	147,815,006	9,681,062	106,438,352

Class R5	1,267,334	12,941,421	2,344,506	25,790,989

Class R6	7,765,771	79,118,256	6,007,248	66,233,446

Issued as reinvestment of dividends:
Class A	1,115,619	11,223,286	395,658	4,281,458

Class A2	76,847	777,566	48,672	527,752

Class Y	775,662	7,832,507	226,566	2,452,625

Class R5	52,138	525,863	20,290	219,723

Class R6	2,166,556	21,906,862	1,398,568	15,171,414

16	Invesco Short Duration Inflation Protected Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(8,278,100)	$(82,983,011)	(3,672,740)	$(39,990,157)

Class A2	(149,102)	(1,524,788)	(235,202)	(2,587,980)

Class Y	(15,178,050)	(151,804,060)	(3,772,445)	(41,596,622)

Class R5	(410,437)	(4,194,981)	(194,536)	(2,136,004)

Class R6	(9,005,170)	(91,342,196)	(13,881,330)	(154,084,556)

Net increase in share activity	9,214,799	$103,070,364	6,281,275	$67,649,131

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Duration Inflation Protected Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$977.30	$2.70	$1,022.07	$2.76	0.55%
Class A2	1,000.00	977.80	2.21	1,022.56	2.26	0.45
Class Y	1,000.00	977.70	1.47	1,023.31	1.51	0.30
Class R5	1,000.00	978.60	1.52	1,023.26	1.56	0.31
Class R6	1,000.00	978.60	1.52	1,023.26	1.56	0.31

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19	Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20	Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Duration Inflation Protected Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Short Term Bond Fund

Nasdaq:

A: STBAX ∎ C: STBCX ∎ R: STBRX  ∎ Y: STBYX ∎ R5: ISTBX  ∎ R6: ISTFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

22	Financial Statements

25	Financial Highlights

26	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Fund Expenses

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Government and Credit 1-3 Year Index, the Fund’s style-specific benchmark.

   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.13%
Class C Shares	-2.47
Class R Shares	-2.46
Class Y Shares	-2.10
Class R5 Shares	-2.08
Class R6 Shares	-1.88
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-9.72
Bloomberg U.S. Government and Credit 1-3 Year Index▼ (Style-Specific Index)	-2.51
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	-1.87
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,1 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,2 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges in COVID-19 cases in China exacerbated supply chain issues and aggravated inflation. During the first quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.3

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).4 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average.

The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50% to 4.75%, the highest since 2006.2 At their January 2023 meeting, the Fed indicated that there were signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 3.92%.3 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a possible rebound for fixed income markets, in our opinion.

    The Fund, at NAV, generated negative returns for the fiscal year but outperformed its style-specific benchmark, the Bloomberg U.S. Government and Credit 1-3 Year Index.

    Positioning in corporate bonds was the primary contributor to Fund performance relative to the style-specific benchmark during the fiscal year. In particular, overweight allocation to and security selection in the banking, consumer cyclical and energy sub-sectors contributed most to the Fund’s relative performance. Security selection in finance companies, insurance and REITs sub-sectors detracted most from Fund performance. Additionally, an underweight to Treasuries and other government-related assets was additive to Fund performance due to a flattening of the yield curve and elevated inflation. An overweight to securitized debt detracted from Fund performance.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in-line with the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark had a small negative effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

    Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. We believe the risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

1 Source: US Bureau of Labor Statistics

2 Source: Federal Reserve of Economic Data

3 Source: US Department of the Treasury

4 Source: Bloomberg LP

2	Invesco Short Term Bond Fund

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Bond Fund

Your Fund’s Long–Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/13

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.54%
10 Years	0.91
5 Years	0.50
1 Year	-4.52

Class C Shares
Inception (8/30/02)	1.68%
10 Years	0.89
5 Years	0.66
1 Year	-2.95

Class R Shares
Inception (4/30/04)	1.38%
10 Years	0.82
5 Years	0.66
1 Year	-2.46

Class Y Shares
Inception (10/3/08)	1.85%
10 Years	1.31
5 Years	1.14
1 Year	-2.10

Class R5 Shares
Inception (4/30/04)	1.92%
10 Years	1.37
5 Years	1.19
1 Year	-2.08

Class R6 Shares
Inception (9/24/12)	1.46%
10 Years	1.43
5 Years	1.26
1 Year	-1.88

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 0.50% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Bond Fund

Supplemental Information

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. Government and Credit 1-3 Year Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	67.93%
Asset-Backed Securities	28.89
U.S. Treasury Securities	1.37
Security Types Each Less Than 1% of Portfolio	1.48
Money Market Funds Plus Other Assets Less Liabilities	0.33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2023.

Top Five Debt Issuers*

		% of total net assets
1.	Credit Suisse Mortgage Capital Trust	1.90%
2.	Citigroup, Inc.	1.82
3.	BX Trust	1.65
4.	Toyota Motor Credit Corp.	1.62
5.	JPMorgan Chase & Co.	1.56

7	Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–67.93%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$2,107,000	$ 2,067,051
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024 1,424,000		1,382,002
		3,449,053

Aerospace & Defense–0.45%
Lockheed Martin Corp., 4.95%, 10/15/2025	3,657,000	3,664,483
Raytheon Technologies Corp., 5.00%, 02/27/2026	1,795,000	1,792,762
Textron, Inc., 4.30%, 03/01/2024	3,906,000	3,860,973
TransDigm, Inc., 6.75%, 08/15/2028(b)	874,000	870,722
		10,188,940

Agricultural & Farm Machinery–0.99%
Cargill, Inc., 4.88%, 10/10/2025(b)(c)	4,267,000	4,235,601
CNH Industrial Capital LLC, 3.95%, 05/23/2025	2,561,000	2,475,182
5.45%, 10/14/2025	5,684,000	5,688,770
John Deere Capital Corp., 4.55%, 10/11/2024(c)	5,266,000	5,229,277
4.90%, 03/03/2028	4,978,000	4,970,048
		22,598,878

Airlines–1.59%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030 3,107,570		2,725,311
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	621,467	537,659
Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	611,000	588,257
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	23,995,441	23,320,122
United Airlines Pass-Through Trust, Series 2016-2, Class B, 3.65%, 10/07/2025 1,990,866		1,845,206
Series 2020-1, Class A, 5.88%, 10/15/2027	5,969,868	5,937,352
United Airlines, Inc., 4.38%, 04/15/2026(b)	1,404,000	1,322,680
		36,276,587

Apparel Retail–0.35%
Ross Stores, Inc., 4.60%, 04/15/2025	8,029,000	7,908,192

Application Software–0.04%
Open Text Corp. (Canada), 6.90%, 12/01/2027(b)	838,000	847,134

Asset Management & Custody Banks–1.31%
Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(d)	2,350,000	2,028,239

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Bank of New York Mellon Corp. (The), 5.22%, 11/21/2025(c)(d)	$4,167,000	$ 4,154,453
4.41%, 07/24/2026(d)	5,580,000	5,475,460
5.80%, 10/25/2028(c)(d)	4,242,000	4,348,366
Blackstone Secured Lending Fund, 2.75%, 09/16/2026	2,184,000	1,903,418
Northern Trust Corp., 4.00%, 05/10/2027(c)	5,752,000	5,575,095
State Street Corp., 4.86%, 01/26/2026(d)	3,988,000	3,953,399
5.75%, 11/04/2026(d)	2,383,000	2,417,002
		29,855,432

Automobile Manufacturers–6.47%
American Honda Finance Corp., 4.75%, 01/12/2026(c)	2,122,000	2,104,204
4.70%, 01/12/2028(c)	5,562,000	5,485,201
Daimler Truck Finance North America LLC (Germany), 5.20%, 01/17/2025(b)	6,697,000	6,657,284
5.15%, 01/16/2026(b)	4,388,000	4,340,748
Ford Motor Credit Co. LLC, 2.30%, 02/10/2025	29,538,000	27,175,927
7.53% (SOFR + 2.95%), 03/06/2026(e)	4,800,000	4,860,645
General Motors Financial Co., Inc., 5.80% (SOFR + 1.30%), 04/07/2025(e)	8,022,000	8,024,238
6.05%, 10/10/2025	8,783,000	8,857,232
5.00%, 04/09/2027	3,511,000	3,425,326
Hyundai Capital America, 5.75%, 04/06/2023(b)	7,029,000	7,028,085
5.88%, 04/07/2025(b)(c)	5,895,000	5,930,880
Kia Corp. (South Korea), 2.75%, 02/14/2027(b)	3,555,000	3,201,720
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024(b)	2,439,000	2,253,895
Nissan Motor Co. Ltd. (Japan), 3.04%, 09/15/2023(b)	2,079,000	2,043,693
PACCAR Financial Corp., 4.95%, 10/03/2025	5,906,000	5,897,091
4.60%, 01/10/2028	4,226,000	4,196,970
Toyota Motor Credit Corp., 4.40%, 09/20/2024	14,999,000	14,832,455
4.88% (SOFR + 0.56%), 01/10/2025(e)	8,250,000	8,265,930
4.55%, 09/20/2027(c)	9,283,000	9,137,171
4.63%, 01/12/2028(c)	4,786,000	4,726,755
Volkswagen Group of America Finance LLC (Germany), 5.53% (SOFR + 0.95%), 06/07/2024(b)(e) 7,471,000		7,479,831
4.35%, 06/08/2027(b)	1,540,000	1,478,466
		147,403,747

Automotive Retail–0.24%
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	6,000,000	5,453,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Biotechnology–0.53%
Amgen, Inc., 5.25%, 03/02/2025	$5,833,000	$5,821,037
5.15%, 03/02/2028	6,356,000	6,332,810
		12,153,847

Broadcasting–0.05%
Fox Corp., 4.03%, 01/25/2024	1,120,000	1,105,553

Cable & Satellite–0.27%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	3,510,000	3,467,410
Comcast Corp., 5.25%, 11/07/2025(c)	1,210,000	1,216,466
Sirius XM Radio, Inc., 3.13%, 09/01/2026(b)	1,595,000	1,411,778
		6,095,654

Computer & Electronics Retail–0.37%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	6,621,000	6,490,105
5.85%, 07/15/2025	1,899,000	1,911,031
		8,401,136

Construction Machinery & Heavy Trucks–1.00%
Caterpillar Financial Services Corp., 4.90%, 01/17/2025(c)	15,000,000	14,942,189
Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	4,365,000	4,462,190
Wabtec Corp., 4.40%, 03/15/2024	3,511,000	3,460,300
		22,864,679

Construction Materials–0.17%
Vulcan Materials Co., 5.80%, 03/01/2026	3,960,000	3,960,923

Consumer Finance–0.80%
American Express Co., 3.95%, 08/01/2025	5,636,000	5,472,459
Capital One Financial Corp., 4.17%, 05/09/2025(d)	10,038,000	9,816,718
Synchrony Financial, 4.25%, 08/15/2024	3,019,000	2,947,769
		18,236,946

Copper–0.82%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	5,496,000	5,399,335
4.38%, 08/01/2028	14,243,000	13,234,355
		18,633,690

Data Processing & Outsourced Services–0.61%
Fidelity National Information Services, Inc., 4.50%, 07/15/2025	9,077,000	8,875,496
Fiserv, Inc., 3.80%, 10/01/2023	1,389,000	1,375,311
Global Payments, Inc., 4.00%, 06/01/2023	3,591,000	3,574,692
		13,825,499

	Principal Amount	Value
Distillers & Vintners–0.28%
Constellation Brands, Inc., 4.35%, 05/09/2027	$6,647,000	$6,427,486

Diversified Banks–15.79%
Australia and New Zealand Banking Group Ltd. (Australia), 5.09%, 12/08/2025	1,591,000	1,585,809
Banco Santander S.A. (Spain), 5.15%, 08/18/2025	7,000,000	6,916,761
Bank of America Corp., 3.86%, 07/23/2024(d)	1,702,000	1,689,616
5.08%, 01/20/2027(d)	8,680,000	8,591,710
Banque Federative du Credit Mutuel S.A. (France), 4.94%, 01/26/2026(b)(c)	7,000,000	6,905,288
Barclays PLC (United Kingdom), 5.30%, 08/09/2026(d)	14,243,000	14,037,279
BPCE S.A. (France), 5.98%, 01/18/2027(b)(d)	4,552,000	4,549,102
Citigroup, Inc., 4.14%, 05/24/2025(c)(d)	14,243,000	13,985,428
6.00% (3 mo. USD LIBOR + 1.25%), 07/01/2026(e)	14,536,000	14,719,336
5.61%, 09/29/2026(d)	9,234,000	9,237,453
Series V, 4.70%(d)(f)	3,790,000	3,467,850
Citizens Bank N.A., 4.12%, 05/23/2025(d)	14,243,000	13,908,323
6.06%, 10/24/2025(d)	9,016,000	9,070,230
Cooperatieve Rabobank U.A. (Netherlands), 5.00%, 01/13/2025(c) 9,883,000		9,858,763
Danske Bank A/S (Denmark), 5.80% (3 mo. USD LIBOR + 1.06%), 09/12/2023(b)(e)	5,898,000	5,903,925
6.47%, 01/09/2026(b)(c)(d)	2,910,000	2,929,867
Federation des caisses Desjardins du Quebec (Canada), 4.40%, 08/23/2025(b)(c)	14,000,000	13,629,316
5.28%, 01/23/2026(b)(d)	6,000,000	5,956,140
HSBC Holdings PLC (United Kingdom), 3.95%, 05/18/2024(d)	1,142,000	1,137,007
5.16% (SOFR + 0.58%), 11/22/2024(e)	1,518,000	1,504,130
4.18%, 12/09/2025(d)	14,243,000	13,862,366
7.34%, 11/03/2026(d)	10,000,000	10,425,995
HSBC USA, Inc., 3.75%, 05/24/2024	5,636,000	5,519,727
ING Groep N.V. (Netherlands), 5.48% (SOFR + 1.01%), 04/01/2027(c)(e)	4,979,000	4,883,561
6.50%(c)(d)(f)	7,693,000	7,374,433
JPMorgan Chase & Co., 5.55%, 12/15/2025(c)(d)	14,750,000	14,739,087
4.08%, 04/26/2026(d)	10,386,000	10,097,709
5.87% (SOFR + 1.32%), 04/26/2026(e)	5,905,000	5,968,913
Series HH, 4.60%(d)(f)	5,180,000	4,818,177
KeyBank N.A., 4.15%, 08/08/2025	7,358,000	7,179,203
4.70%, 01/26/2026(c)	2,137,000	2,106,893
Manufacturers & Traders Trust Co., 5.40%, 11/21/2025(c)	8,720,000	8,730,623
4.65%, 01/27/2026(c)	9,900,000	9,712,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan), 5.06%, 09/12/2025(d)	$8,400,000	$8,324,054
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(b)	6,172,000	6,082,833
National Australia Bank Ltd. (Australia), 4.97%, 01/12/2026(c)	6,533,000	6,511,201
Natwest Group PLC (United Kingdom), 5.85%, 03/02/2027(d)	1,006,000	1,006,921
NatWest Group PLC (United Kingdom), 7.47%, 11/10/2026(d)	3,601,000	3,743,586
5.52%, 09/30/2028(d)	1,900,000	1,882,979
Nordea Bank Abp (Finland), 3.60%, 06/06/2025(b)	4,306,000	4,137,806
4.75%, 09/22/2025(b)	15,000,000	14,796,453
5.38%, 09/22/2027(b)	3,672,000	3,664,867
6.63%(b)(d)(f)	3,278,000	3,190,422
Royal Bank of Canada (Canada), 4.88%, 01/12/2026(c)	10,000,000	9,913,871
Skandinaviska Enskilda Banken AB (Sweden), 3.70%, 06/09/2025(b)	7,259,000	6,990,783
Societe Generale S.A. (France), 6.45%, 01/12/2027(b)(d)	5,209,000	5,258,983
Sumitomo Mitsui Financial Group, Inc. (Japan), 5.46%, 01/13/2026	11,267,000	11,246,739
Svenska Handelsbanken AB (Sweden), 3.65%, 06/10/2025(b)(c)	3,663,000	3,525,587
U.S. Bancorp, 5.73%, 10/21/2026(c)(d)	8,167,000	8,270,625
Wells Fargo & Co., 4.54%, 08/15/2026(c)(d)	6,203,000	6,054,964
		359,605,236

Diversified Capital Markets–2.80%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(b)(c)	1,871,000	1,833,853
4.75%, 08/09/2024(c)	15,000,000	14,451,284
7.95%, 01/09/2025(c)	8,126,000	8,210,224
3.70%, 02/21/2025	4,822,000	4,490,370
Credit Suisse Group AG (Switzerland), 6.37%, 07/15/2026(b)(d)	11,485,000	10,808,705
UBS Group AG (Switzerland), 4.49%, 05/12/2026(b)(d)	9,401,000	9,168,911
5.71%, 01/12/2027(b)(c)(d)	14,800,000	14,775,827
		63,739,174

Diversified Chemicals–0.39%
Celanese US Holdings LLC, 5.90%, 07/05/2024(c)	8,943,000	8,936,245

Diversified Metals & Mining–0.25%
BHP Billiton Finance (USA) Ltd. (Australia), 4.88%, 02/27/2026	5,764,000	5,728,478

Diversified REITs–0.90%
VICI Properties L.P., 4.38%, 05/15/2025	6,647,000	6,403,122

	Principal Amount	Value
Diversified REITs–(continued)
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	$14,243,000	$14,155,051
		20,558,173

Education Services–0.22%
Grand Canyon University, 3.25%, 10/01/2023	5,117,000	5,053,038

Electric Utilities–1.95%
Duke Energy Corp., 5.00%, 12/08/2025(c)	5,660,000	5,626,453
5.00%, 12/08/2027	1,667,000	1,655,430
4.30%, 03/15/2028	2,826,000	2,700,855
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	3,327,000	3,412,864
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)	3,771,000	3,620,160
NextEra Energy Capital Holdings, Inc., 4.20%, 06/20/2024	6,647,000	6,538,524
6.05%, 03/01/2025	2,763,000	2,781,301
4.45%, 06/20/2025(c)	4,747,000	4,647,153
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(b)	375,000	351,433
Southern Co. (The), 4.48%, 08/01/2024(g)	9,496,000	9,357,184
5.15%, 10/06/2025(c)	2,585,000	2,576,021
Series 21-A, 3.75%, 09/15/2051(d)	1,321,000	1,128,877
		44,396,255

Electrical Components & Equipment–0.61%
Regal Rexnord Corp., 6.05%, 02/15/2026(b)	8,485,000	8,421,420
6.05%, 04/15/2028(b)	5,645,000	5,522,610
		13,944,030

Electronic Components–0.23%
Tyco Electronics Group S.A., 4.50%, 02/13/2026	5,368,000	5,298,901

Financial Exchanges & Data–0.15%
Intercontinental Exchange, Inc., 4.00%, 09/15/2027	3,406,000	3,315,574

General Merchandise Stores–0.25%
Dollar General Corp., 4.25%, 09/20/2024	5,816,000	5,716,275

Health Care Equipment–0.11%
Becton, Dickinson and Co., 4.69%, 02/13/2028	2,516,000	2,460,741

Health Care Facilities–0.16%
HCA, Inc., 5.38%, 02/01/2025(c)	3,567,000	3,534,948

Homebuilding–0.49%
Lennar Corp., 4.88%, 12/15/2023	4,748,000	4,718,789
Meritage Homes Corp., 6.00%, 06/01/2025	6,000,000	5,976,667
Toll Brothers Finance Corp., 4.88%, 11/15/2025	477,000	470,864
		11,166,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–0.54%
Expedia Group, Inc., 4.63%, 08/01/2027	$12,869,000	$ 12,289,934

Industrial Machinery–0.14%
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(b)	3,757,000	3,292,496

Integrated Oil & Gas–0.27%
BP Capital Markets PLC (United Kingdom), 4.38%(d)(f)	2,849,000	2,723,335
Occidental Petroleum Corp., 6.95%, 07/01/2024	3,305,000	3,341,545
		6,064,880

Integrated Telecommunication Services–0.16%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	3,571,000	3,544,124

Interactive Home Entertainment–0.06%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027(c)	1,375,000	1,298,176

Interactive Media & Services–0.43%
Tencent Holdings Ltd. (China), 3.28%, 04/11/2024(b)	10,000,000	9,757,397

Internet & Direct Marketing Retail–0.25%
Prosus N.V. (China), 3.26%, 01/19/2027(b)	6,310,000	5,615,672

Internet Services & Infrastructure–0.10%
VeriSign, Inc., 5.25%, 04/01/2025	1,764,000	1,760,848
4.75%, 07/15/2027	554,000	537,466
		2,298,314

Investment Banking & Brokerage–1.41%
Goldman Sachs Group, Inc. (The), 5.70%, 11/01/2024	4,853,000	4,883,788
5.16% (SOFR + 0.79%), 12/09/2026(e)	9,326,000	9,158,209
5.18% (SOFR + 0.81%), 03/09/2027(c)(e)	7,855,000	7,751,600
5.20% (SOFR + 0.82%), 09/10/2027(e)	752,000	736,989
Morgan Stanley, 5.05%, 01/28/2027(c)(d)	4,511,000	4,461,079
National Securities Clearing Corp., 5.10%, 11/21/2027(b)	5,113,000	5,108,806
		32,100,471

IT Consulting & Other Services–0.43%
International Business Machines Corp., 4.50%, 02/06/2026	9,900,000	9,706,035

Life & Health Insurance–1.84%
Delaware Life Global Funding, Series 22-1, 3.31%, 03/10/2025(b)	6,041,000	5,643,865
Five Corners Funding Trust, 4.42%, 11/15/2023(b)	6,172,000	6,115,305
Jackson National Life Global Funding, 5.50%, 01/09/2026(b)	8,333,000	8,336,895

	Principal Amount	Value
Life & Health Insurance–(continued)
Northwestern Mutual Global Funding, 4.00%, 07/01/2025(b)	$8,940,000	$ 8,696,694
4.35%, 09/15/2027(b)(c)	5,593,000	5,435,175
Protective Life Global Funding, 5.37%, 01/06/2026(b)(c)	7,676,000	7,718,571
		41,946,505

Life Sciences Tools & Services–0.25%
Thermo Fisher Scientific, Inc., 4.80%, 11/21/2027(c)	5,625,000	5,625,746

Managed Health Care–0.91%
Elevance Health, Inc., 5.35%, 10/15/2025	7,000,000	7,009,296
Humana, Inc., 5.70%, 03/13/2026	3,861,000	3,862,984
UnitedHealth Group, Inc., 5.00%, 10/15/2024(c)	5,735,000	5,731,880
5.15%, 10/15/2025	3,998,000	4,006,790
		20,610,950

Movies & Entertainment–1.25%
Netflix, Inc., 5.75%, 03/01/2024(c)	6,120,000	6,139,156
5.88%, 02/15/2025	5,000,000	5,038,625
4.38%, 11/15/2026(c)	10,000,000	9,654,850
Warnermedia Holdings, Inc., 3.53%, 03/15/2024(b)	2,496,000	2,440,137
3.64%, 03/15/2025(b)	1,561,000	1,489,347
3.79%, 03/15/2025(b)	3,757,000	3,593,739
		28,355,854

Multi-Utilities–0.83%
WEC Energy Group, Inc., 5.00%, 09/27/2025	6,044,000	5,993,020
4.75%, 01/09/2026	6,863,000	6,768,507
5.15%, 10/01/2027	2,095,000	2,085,537
4.75%, 01/15/2028	4,178,000	4,096,722
		18,943,786

Office REITs–0.68%
Brandywine Operating Partnership L.P., 7.55%, 03/15/2028(c)	5,599,000	5,494,640
Office Properties Income Trust, 4.25%, 05/15/2024	9,131,000	8,780,958
2.65%, 06/15/2026	1,485,000	1,176,560
		15,452,158

Oil & Gas Equipment & Services–0.10%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	2,240,000	2,212,762

Oil & Gas Exploration & Production–1.24%
Apache Corp., 7.75%, 12/15/2029	2,027,000	2,099,726
Devon Energy Corp., 5.25%, 10/15/2027	8,657,000	8,562,367
5.88%, 06/15/2028	9,496,000	9,560,157
EQT Corp., 5.68%, 10/01/2025	5,855,000	5,784,741
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	2,079,000	2,123,906
		28,130,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–3.08%
Enbridge, Inc. (Canada), 5.20% (SOFR + 0.63%), 02/16/2024(e)	$3,714,000	$ 3,706,742
Energy Transfer L.P., 4.25%, 03/15/2023	2,774,000	2,773,088
5.88%, 01/15/2024	3,596,000	3,600,033
5.50%, 06/01/2027	28,060,000	27,921,264
5.55%, 02/15/2028	1,114,000	1,110,747
Enterprise Products Operating LLC, 5.05%, 01/10/2026	4,041,000	4,034,292
Series D, 7.86% (3 mo. USD LIBOR + 2.99%), 08/16/2077(c)(e)	2,375,000	2,275,401
ONEOK Partners L.P., 4.90%, 03/15/2025	3,950,000	3,897,308
ONEOK, Inc., 5.85%, 01/15/2026(c)	3,528,000	3,556,772
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	14,927,000	15,853,454
Williams Cos., Inc. (The), 5.40%, 03/02/2026	1,346,000	1,346,616
		70,075,717

Other Diversified Financial Services–1.17%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 1.65%, 10/29/2024	2,496,000	2,316,898
Equitable Holdings, Inc., 3.90%, 04/20/2023	1,128,000	1,125,102
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	23,535,000	23,206,533
		26,648,533

Packaged Foods & Meats–0.59%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,601,000	3,552,420
General Mills, Inc., 5.24%, 11/18/2025	10,000,000	9,944,390
		13,496,810

Paper Packaging–0.39%
Berry Global, Inc., 4.88%, 07/15/2026(b)	5,744,000	5,505,682
1.65%, 01/15/2027	2,981,000	2,560,174
Sealed Air Corp., 5.50%, 09/15/2025(b)	938,000	923,930
		8,989,786

Pharmaceuticals–0.56%
Eli Lilly and Co., 5.00%, 02/27/2026	5,049,000	5,036,332
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	1,197,000	1,185,703
Zoetis, Inc., 5.40%, 11/14/2025	6,594,000	6,636,468
		12,858,503

Real Estate Development–0.20%
Agile Group Holdings Ltd. (China), 5.75%, 01/02/2025(b)	202,000	124,785
6.05%, 10/13/2025(b)	1,650,000	923,845
5.50%, 05/17/2026(b)	413,000	218,733

	Principal Amount	Value
Real Estate Development–(continued)
Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(b)	$400,000	$ 284,469
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(b)	987,000	920,378
Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(b)	1,059,000	301,846
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	1,257,000	1,069,895
Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(b)	1,054,000	770,018
		4,613,969

Regional Banks–2.70%
Banque Federative du Credit Mutuel S.A. (France), 4.52%, 07/13/2025(b)	9,077,000	8,874,549
Citizens Financial Group, Inc., 4.30%, 12/03/2025	11,908,000	11,500,613
Fifth Third Bank N.A., 5.85%, 10/27/2025(d)	8,271,000	8,319,025
KeyCorp, 3.88%, 05/23/2025(d)	1,548,000	1,515,117
PNC Financial Services Group, Inc. (The), 5.67%, 10/28/2025(d)	5,038,000	5,059,411
4.76%, 01/26/2027(c)(d)	4,520,000	4,454,103
Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(d)	4,095,000	4,167,226
Synovus Financial Corp., 5.20%, 08/11/2025	6,710,000	6,605,492
Truist Financial Corp., 4.26%, 07/28/2026(d)	7,457,000	7,271,939
4.12%, 06/06/2028(c)(d)	3,876,000	3,708,527
		61,476,002

Restaurants–0.33%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	3,034,000	2,946,241
Starbucks Corp., 4.75%, 02/15/2026	4,500,000	4,458,476
		7,404,717

Retail REITs–0.29%
Kite Realty Group L.P., 4.00%, 10/01/2026	5,187,000	4,804,082
Realty Income Corp., 5.05%, 01/13/2026	1,807,000	1,790,681
		6,594,763

Semiconductor Equipment–0.16%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 4.40%, 06/01/2027	3,846,000	3,683,833

Semiconductors–0.64%
Marvell Technology, Inc., 4.20%, 06/22/2023	3,509,000	3,492,544
Microchip Technology, Inc., 4.33%, 06/01/2023	3,508,000	3,496,927
4.25%, 09/01/2025	7,910,000	7,662,245
		14,651,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value
Sovereign Debt–0.38%
Bahamas Government International Bond (Bahamas), 9.00%, 06/16/2029(b)	$2,274,000	$ 2,075,396
Indonesia Government International Bond (Indonesia), 4.55%, 01/11/2028	3,830,000	3,767,052
Romanian Government International Bond (Romania), 6.63%, 02/17/2028(b)	2,640,000	2,702,370
		8,544,818

Specialized Finance–1.10%
Blackstone Private Credit Fund, 2.70%, 01/15/2025	1,721,000	1,604,982
7.05%, 09/29/2025(b)	2,812,000	2,823,853
IP Lending VII Ltd. (Bermuda), Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(h)	8,658,000	8,658,000
National Rural Utilities Cooperative Finance Corp., 5.45%, 10/30/2025(c)	6,729,000	6,757,045
4.45%, 03/13/2026	5,328,000	5,219,868
		25,063,748

Specialty Chemicals–0.41%
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	7,859,000	7,070,192
Sherwin-Williams Co. (The), 4.25%, 08/08/2025	2,373,000	2,313,511
		9,383,703

Steel–0.32%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	5,038,000	5,169,966
POSCO (South Korea), 5.63%, 01/17/2026(b)	2,197,000	2,203,875
		7,373,841

Systems Software–0.25%
Oracle Corp., 5.80%, 11/10/2025(c)	3,828,000	3,874,514
4.50%, 05/06/2028(c)	1,944,000	1,870,360
		5,744,874

Technology Distributors–0.25%
Arrow Electronics, Inc., 6.13%, 03/01/2026	5,690,000	5,693,560

Tobacco–1.35%
Philip Morris International, Inc., 5.13%, 11/15/2024(c)	13,913,000	13,877,846
5.00%, 11/17/2025	6,078,000	6,044,825
4.88%, 02/13/2026	7,712,000	7,627,970
5.13%, 11/17/2027	3,200,000	3,187,022
		30,737,663

Trading Companies & Distributors–0.68%
Air Lease Corp., 1.88%, 08/15/2026	1,570,000	1,371,249
Aircastle Ltd., 5.00%, 04/01/2023	14,243,000	14,222,968
		15,594,217

	Principal Amount	Value
Trucking–0.89%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.00%, 07/15/2025(b)	$3,669,000	$ 3,512,374
4.40%, 07/01/2027(b)	3,107,000	2,966,533
Ryder System, Inc., 4.63%, 06/01/2025	5,428,000	5,307,326
4.30%, 06/15/2027	2,100,000	2,018,889
Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(b)	7,407,000	6,481,975
		20,287,097

Wireless Telecommunication Services–0.51%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	6,559,875	6,486,027
T-Mobile USA, Inc., 4.95%, 03/15/2028(c)	2,716,000	2,667,340
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	3,001,000	2,535,845
		11,689,212
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,591,333,089)		1,546,993,343

Asset-Backed Securities–28.89%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(b)	448,656	447,880
AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.74%, 10/18/2024	391,246	390,968
Series 2019-2, Class C, 2.74%, 04/18/2025	901,347	892,946
Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,613,120
Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,771,838
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(i)	818,107	771,864
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(i)	2,665,200	2,447,939
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(i)	1,509,717	1,376,845
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(i)	3,233,366	2,660,747
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(i)	11,372,876	9,289,858
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(g)	6,962,391	6,163,219
Avis Budget Rental Car Funding (AESOP) LLC, Series 2022-5A, Class A, 6.12%, 04/20/2027(b)	19,000,000	19,319,702
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	2,033,000	2,015,953
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	2,425,000	2,395,270
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.00% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(e)	11,812,000	11,625,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.22%, 04/14/2033(b)	$20,000,000	$ 18,652,556
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 3.04%, 05/25/2034(i)	15,229	14,224
Bayview MSR Opportunity Master Fund Trust, Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(i)	5,814,906	4,900,636
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(i)	5,814,049	4,718,705
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(i)	5,492,732	4,771,673
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(i)	6,256,520	5,303,665
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, 3.86%, 08/25/2033(i)	20,019	18,922
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	103,591	96,516
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	200,044	190,456
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.56%, 01/15/2051(j)	18,949,118	374,423
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(i)	1,416,113	1,326,850
BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 5.44% (1 mo. USD LIBOR + 0.85%), 11/15/2038(b)(e)	3,455,000	3,400,404
Series 2021-VOLT, Class A, 5.29% (1 mo. USD LIBOR + 0.70%), 09/15/2036(b)(e)	6,565,000	6,414,517
Series 2021-VOLT, Class B, 5.54% (1 mo. USD LIBOR + 0.95%), 09/15/2036(b)(e)	11,325,000	10,973,114
Series 2021-VOLT, Class C, 5.69% (1 mo. USD LIBOR + 1.10%), 09/15/2036(b)(e)	2,795,000	2,701,591
Series 2021-VOLT, Class D, 6.24% (1 mo. USD LIBOR + 1.65%), 09/15/2036(b)(e)	6,464,000	6,248,985
Series 2021-XL2, Class B, 5.59% (1 mo. USD LIBOR + 1.00%), 10/15/2038(b)(e)	2,312,154	2,244,157
BX Trust, Series 2021-LGCY, Class A, 5.09% (1 mo. USD LIBOR + 0.51%), 10/15/2036(b)(e)	25,000,000	24,308,755
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	2,630,000	2,561,883
Series 2022-LBA6, Class A, 5.56% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(e)	5,550,000	5,459,823
Series 2022-LBA6, Class B, 5.86% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(e)	3,435,000	3,371,561
Series 2022-LBA6, Class C, 6.16% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(e)	1,835,000	1,792,532

	Principal Amount	Value
CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	$11,274,000	$ 11,404,641
CCG Receivables Trust, Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,371,285	1,364,193
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	695,000	690,662
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.88%, 11/13/2050(j)	7,911,414	213,660
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 5.79% (3 mo. USD LIBOR + 0.98%), 04/20/2031(b)(e)	5,813,000	5,767,548
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(i)	59,745	55,454
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(i)	1,749,481	1,567,695
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.00%, 01/25/2036(i)	244,314	214,132
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class A1R2, 5.99% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(e)	2,390,000	2,379,259
Series 2016-1A, Class ARR, 5.90% (3 mo. USD LIBOR + 1.08%), 10/21/2031(b)(e)	2,424,000	2,393,421
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 0.98%, 11/10/2046(j)	10,037,805	32,401
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	214,341	211,503
Series 2017-C4, Class XA, IO, 1.03%, 10/12/2050(j)	20,258,340	675,190
Citigroup Mortgage Loan Trust, Series 2004-UST1, Class A4, 4.65%, 08/25/2034(i)	70,461	64,518
Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	430,411	413,886
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(i)	5,905,108	4,792,609
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	219,658	216,371
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(i)	8,625,019	7,152,469
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(i)	4,184,468	3,660,581
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(g)	4,216,622	3,772,759
Series 2022-5, Class A1, 4.55%, 04/25/2067(b)(i)	13,976,680	13,477,275
COMM Mortgage Trust, Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	241,297	236,649
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2005-17, Class 1A8, 5.50%, 09/25/2035	187,492	170,206
Series 2005-J4, Class A7, 5.50%, 11/25/2035	301,964	248,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(b)(g)	$624,473	$ 611,817
Credit Suisse Mortgage Capital Trust, Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(b)(i)	3,631,366	3,358,783
Series 2021-INV1, Class A4, 2.50%, 07/25/2056(b)(i)	13,737,888	12,029,916
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(i)	1,064,400	900,642
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(i)	4,540,001	3,832,474
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(i)	5,656,035	5,185,852
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(i)	2,955,000	2,542,179
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(i)	6,171,624	5,942,702
Series 2022-NQM4, Class A1A, 4.82%, 06/25/2067(b)(g)	9,622,541	9,383,742
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	2,414,714	2,393,635
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 5.87% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(e)	1,705,121	1,676,576
Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(i)	344,677	334,454
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(i)	1,303,591	1,066,213
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(i)	3,956,061	3,374,770
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(g)	5,719,623	5,575,249
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	909,809	908,759
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	2,262,709	2,229,196
Flagstar Mortgage Trust, Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(i)	9,500,722	8,236,035
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(i)	2,037,169	1,768,725
FREMF Mortgage Trust, Series 2013-K28, Class C, 3.41%, 06/25/2046(b)(i)	442,055	440,431
Series 2013-K29, Class C, 3.50%, 05/25/2046(b)(i)	1,915,000	1,904,341
Series 2013-K30, Class C, 3.55%, 06/25/2045(b)(i)	917,000	909,819
Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(i)	1,395,000	1,366,391
GCAT Trust, Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(i)	1,975,597	1,848,356
Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(b)(g)	818,975	741,510
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 5.88% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(e)	6,000,000	5,932,986

	Principal Amount	Value
GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 5.72% (3 mo. USD LIBOR + 0.91%), 11/20/2030(b)(e)	$7,612,000	$ 7,566,122
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 5.88% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(e)	7,000,000	6,917,764
Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 6.00% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(e)	7,861,177	7,808,475
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, 5.29% (1 mo. Term SOFR + 0.73%), 08/15/2036(b)(e)	2,640,000	2,620,726
GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	152,253	150,991
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(i)	4,986,891	4,316,415
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 3.65%, 07/25/2035(i)	44,334	40,867
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	1,584,000	1,470,927
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	700,000	648,828
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(b)	1,421,423	1,328,814
ICG US CLO Ltd., Series 2016-1A, Class A1RR, 6.05% (3 mo. USD LIBOR + 1.25%), 04/29/2034(b)(e)	3,000,000	2,950,647
IP Lending II Ltd., Series 2021-2A, Class SNR, 3.65%, 07/15/2025(b)(h)	5,000,000	4,825,000
IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(b)(h)	3,978,000	3,401,190
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(h)	6,557,000	6,147,188
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/2046	2,335,000	2,300,929
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 4.00%, 07/25/2035(i)	140,452	135,772
JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.15%, 02/15/2048(j)	25,385,066	430,691
KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 5.39% (1 mo. USD LIBOR + 0.80%), 05/15/2036(b)(e)	7,750,000	7,709,275
Series 2019-KNSQ, Class C, 5.64% (1 mo. USD LIBOR + 1.05%), 05/15/2036(b)(e)	4,250,000	4,204,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(i)	$15,084	$ 1,768
Life Mortgage Trust, Series 2021-BMR, Class A, 5.29% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(e)	7,254,320	7,129,419
Series 2021-BMR, Class B, 5.47% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(e)	3,519,033	3,426,625
Master Credit Card Trust II, Series 2020-1A, Class A, 1.99%, 09/21/2024(b)	15,000,000	14,951,812
Med Trust, Series 2021-MDLN, Class A, 5.54% (1 mo. USD LIBOR + 0.95%), 11/15/2038(b)(e)	4,122,752	4,027,866
Series 2021-MDLN, Class B, 6.04% (1 mo. USD LIBOR + 1.45%), 11/15/2038(b)(e)	6,665,199	6,526,555
Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(i)	3,828,592	3,318,950
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(i)	3,747,711	3,248,835
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(i)	368,255	337,098
MFA Trust, Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(i)	4,271,361	3,466,653
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(i)	5,144,531	4,447,709
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(i)	7,891,025	6,715,054
MMAF Equipment Finance LLC, Series 2020-A, Class A2, 0.74%, 04/09/2024(b)	831,514	825,432
Series 2020-A, Class A3, 0.97%, 04/09/2027(b)	5,800,000	5,403,862
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	2,235,000	2,222,917
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(j)	7,028,853	235,528
MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	1,445,716	1,353,412
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	1,152,185	1,087,101
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 5.82% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(e)	7,268,197	7,229,298
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(i)	694,961	639,140
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(i)	1,171,757	1,067,742
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(i)	3,962,464	3,556,407

	Principal Amount	Value
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(i)	$146,349	$ 139,402
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(i)	4,906,265	4,108,068
Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(b)(i)	6,014,741	5,431,164
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(g)	3,883,552	3,572,072
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(g)	3,610,000	3,083,714
Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(b)(g)	3,532,910	3,465,101
Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(g)	8,538,560	8,445,828
Series 2023-NQM1, Class A1, 6.12%, 11/25/2062(b)(i)	3,868,722	3,841,928
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(i)	4,397,351	3,812,257
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1AR, 5.75% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(e)	5,145,000	5,100,619
Series 2020-8RA, Class A1, 6.01% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(e)	9,602,000	9,513,354
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.01% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(e)	8,832,000	8,767,385
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.07% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(e)	7,550,413	7,486,959
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(i)	5,873,390	4,798,042
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 5.88% (3 mo. USD LIBOR + 1.09%), 04/17/2034(b)(e)	3,874,000	3,773,292
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	389,454	388,635
PRKCM 2022-AFC2 Trust, Series 2021-AFC2, Class M1, 5.34%, 08/25/2057(b)(i)	6,181,880	6,054,130
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	4,989,125	4,615,812
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	3,721,572	3,189,878
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	8,686,248	8,398,468
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	3,116	2,433
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(i)	204,882	200,957
Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(i)	737,784	703,523
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	3,316,862	3,067,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22%, 07/15/2025	$1,066,189	$ 1,060,536
Series 2019-3, Class D, 2.68%, 10/15/2025	772,781	768,876
Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.00%, 03/25/2043(i)	494,155	408,891
Series 2013-6, Class A2, 3.00%, 05/25/2043(i)	674,089	590,788
Series 2013-7, Class A2, 3.00%, 06/25/2043(i)	418,373	364,588
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(b)	1,460,885	1,381,131
Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	4,544,692	3,727,617
STAR Trust, Series 2021-SFR1, Class A, 5.20% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(e)	18,545,748	18,136,788
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(i)	101,708	97,080
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(i)	1,399,815	1,234,071
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(i)	5,186,396	4,414,340
Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(i)	427,493	23,106
Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.94%, 08/20/2046(b)	2,420,000	2,010,274
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	7,082,667	6,128,714
TICP CLO XV Ltd., Series 2020-15A, Class A, 6.09% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	7,162,000	7,113,055
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(i)	445,867	441,156
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(j)	11,851,302	376,914
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(k)	456,451	2,962

	Principal Amount	Value
Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(g)	$1,250,099	$ 1,185,167
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(i)	282,508	276,133
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(i)	2,677,884	2,177,044
Series 2021-2, Class A1, 1.03%, 02/25/2066(b)(i)	1,613,310	1,377,462
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(i)	5,757,785	4,855,736
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(i)	2,068,421	1,860,554
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(g)	3,903,839	3,479,494
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(g)	2,110,949	2,059,083
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(g)	3,106,691	3,123,810
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	1,388,771	1,258,954
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003-AR10, Class A7, 4.23%, 10/25/2033(i)	91,755	85,275
Series 2005-AR14, Class 1A4, 3.91%, 12/25/2035(i)	34,497	32,181
Series 2005-AR16, Class 1A1, 3.85%, 12/25/2035(i)	173,546	156,502
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	19,143	19,102
Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(j)	11,758,796	389,962
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(b)	6,370,000	5,969,096
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, IO, 1.15%, 12/15/2045(b)(j)	163,370	15
Series 2013-C16, Class B, 4.99%, 09/15/2046(i)	4,500,000	4,359,475
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	9,845,075	8,185,067
Total Asset-Backed Securities (Cost $706,883,529)		657,985,512

U.S. Treasury Securities–1.37%
U.S. Treasury Bills–0.44%
3.78% - 4.15%, 03/09/2023(l)(m)	2,061,000	2,059,269
4.48%, 05/11/2023(l)(m)	8,043,000	7,969,199
		10,028,468

U.S. Treasury Notes–0.93%
4.63%, 02/28/2025	6,010,500	5,991,483
4.00%, 02/15/2026	5,501,000	5,425,146
4.00%, 02/29/2028	9,773,800	9,702,024
		21,118,653
Total U.S. Treasury Securities (Cost $31,143,492)		31,147,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.80%
Agency Credit Risk Transfer Notes–0.08%
Series 2023-R02, Class 1M1, 6.79% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(e)	$1,866,762	$ 1,880,448
Collateralized Mortgage Obligations–0.41%
Fannie Mae Interest STRIPS, IO, 7.50%, 05/25/2023 to 11/25/2029(k)	384,000	61,969
6.50%, 02/25/2032 to 07/25/2032(k)	235,661	37,708
6.00%, 12/25/2032 to 09/25/2035(k)	577,863	88,915
5.50%, 11/25/2033 to 06/25/2035(k)	464,912	76,699
PO, 0.00%, 09/25/2032(n)	18,843	16,234
Fannie Mae REMICs, 6.50%, 06/25/2023 to 11/25/2029	43,418	44,257
5.62% (1 mo. USD LIBOR + 1.00%), 04/25/2032(e)	34,530	35,132
5.10% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	16,227	16,211
5.02% (1 mo. USD LIBOR + 0.40%), 11/25/2033 to 03/25/2042(e)	77,481	76,991
5.50%, 04/25/2035 to 07/25/2046(k)	2,628,964	1,937,031
7.64% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	61,557	69,624
7.27% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	239,268	259,710
5.00%, 04/25/2040	80,974	79,941
4.00%, 03/25/2041 to 08/25/2047(k)	854,182	173,953
5.07% (1 mo. USD LIBOR + 0.45%), 02/25/2047(e)	47,293	46,947
IO, 2.08% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 02/25/2035(e)(k)	580,963	40,570
3.00%, 11/25/2027(k)	664,277	28,798
3.30% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031 to 12/18/2031(e)(k)	126,735	10,451
3.28% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(e)(k)	26,544	2,364
3.33% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(e)(k)	140,225	10,094
3.40% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(e)(k)	52,662	4,785
3.48% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(e)(k)	73,338	6,862
2.38% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	49,827	3,156
3.18% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	24,205	2,254
3.38% (8.00% - (1.00 x 1 mo. USD LIBOR)), 07/25/2032 to 09/25/2032(e)(k)	158,541	15,749

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
3.50% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032 to 08/25/2035(e)(k)	$3,044,715	$ 369,648
3.63% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(e)(k)	135,020	16,860
7.00%, 04/25/2033(k)	665,510	116,161
1.43% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(e)(k)	318,164	14,932
2.13% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 05/25/2035(e)(k)	211,503	6,773
1.98% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(e)(k)	126,615	6,306
1.92% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(e)(k)	105,057	7,033
1.93% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(e)(k)	318,117	19,529
1.53% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(e)(k)	574,080	53,664
4.50%, 02/25/2043(k)	201,786	29,606
1.28% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(e)(k)	4,658,334	295,778
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, IO, 1.91%, 03/25/2024(j)	50,978,450	177,232
Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	35,614,820	362,164
Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	27,213,692	406,567
Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	26,687,857	656,737
Series K093, Class X1, IO, 0.95%, 05/25/2029(j)	22,237,552	1,040,482
Freddie Mac REMICs, 3.52% (COF 11 + 1.45%), 12/15/2023(e)	67,655	67,847
6.50%, 04/15/2028 to 06/15/2032	568,435	584,344
6.00%, 01/15/2029 to 04/15/2029	257,331	260,326
7.50%, 09/15/2029	36,486	38,057
8.00%, 03/15/2030	23,829	24,941
5.54% (1 mo. USD LIBOR + 0.95%), 08/15/2031 to 01/15/2032(e)	48,626	49,407
5.59% (1 mo. USD LIBOR + 1.00%), 12/15/2031 to 03/15/2032(e)	100,751	101,966
5.09% (1 mo. USD LIBOR + 0.50%), 01/15/2033(e)	2,175	2,179
5.00%, 08/15/2035	997,279	1,000,313
4.00%, 06/15/2038 to 03/15/2045(k)	324,677	74,424
IO, 1.41% (6.00% - (1.00 x 1 mo. USD LIBOR)), 03/15/2024 to 04/15/2038(e)(k)	81,504	2,465
3.00%, 06/15/2027 to 12/15/2027(k)	2,306,499	103,357
2.50%, 05/15/2028(k)	508,525	21,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
4.10% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(e)(k)	$7,913	$ 97
3.46% (8.05% - (1.00 x 1 mo. USD LIBOR)), 02/15/2029(e)(k)	117,893	7,366
3.16% (7.75% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(e)(k)	107,770	4,801
3.51% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029 to 09/15/2029(e)(k)	70,034	3,853
2.11% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(e)(k)	348,717	15,154
2.16% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(e)(k)	69,914	3,248
2.13% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(e)(k)	223,923	10,638
1.56% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(e)(k)	295,837	9,639
2.41% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(e)(k)	42,281	3,851
1.48% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(e)(k)	648,600	43,813
1.66% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(e)(k)	133,504	7,596
1.51% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(e)(k)	683,950	62,937
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(k)	971,708	50,352
3.27%, 12/15/2027(j)	249,629	11,409
6.50%, 02/01/2028(k)	10,256	1,051
7.00%, 09/01/2029(k)	95,029	12,977
7.50%, 12/15/2029(k)	39,907	5,921
6.00%, 12/15/2032(k)	39,025	4,953
		9,316,634

Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
8.50%, 05/01/2024 to 08/17/2026	16,204	16,191
6.00%, 07/01/2024	43,299	43,885
7.00%, 10/25/2024 to 03/01/2035	559,272	569,283
9.00%, 01/01/2025 to 05/01/2025	1,250	1,265
6.50%, 07/01/2028 to 04/01/2034	52,157	53,739
7.50%, 01/01/2032 to 02/01/2032	300,908	311,269
5.00%, 07/01/2033 to 06/01/2034	166,167	166,704
5.50%, 09/01/2039	390,293	400,517
ARM, 5.65% (6 mo. USD LIBOR + 1.65%), 07/01/2036(e)	13,540	13,900
3.61% (1 yr. USD LIBOR + 2.20%), 02/01/2037(e)	3,457	3,418
4.45% (1 yr. USD LIBOR + 2.08%), 01/01/2038(e)	6,550	6,472
		1,586,643

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.19%
6.50%, 11/01/2023 to 10/01/2035	$912,895	$ 937,497
7.00%, 11/01/2025 to 08/01/2036	1,082,401	1,097,661
8.00%, 09/01/2026 to 07/01/2032	51,816	51,798
7.50%, 02/01/2027 to 08/01/2033	729,013	750,163
9.00%, 01/01/2030	21,315	21,323
8.50%, 05/01/2030 to 07/01/2030	59,741	60,715
6.00%, 06/01/2030 to 03/01/2037	1,223,922	1,264,728
5.50%, 02/01/2035 to 05/01/2036	166,387	170,061
ARM, 4.33% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	15,402	15,156
3.71% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(e)	21,648	22,034
3.05% (1 yr. USD LIBOR + 1.70%), 03/01/2038(e)	5,278	5,254
		4,396,390

Government National Mortgage Association (GNMA)–0.05%
6.50%, 11/15/2023 to 02/15/2034	379,396	390,090
7.50%, 01/15/2024 to 11/15/2026	10,741	10,809
7.00%, 10/15/2026 to 01/20/2030	55,401	55,542
8.50%, 07/20/2027	17,732	17,870
8.00%, 08/15/2028	6,444	6,442
IO, 1.96% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(e)(k)	637,467	39,972
2.06% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(e)(k)	987,873	50,221
4.50%, 09/16/2047(k)	1,748,208	285,057
1.61% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(e)(k)	1,730,523	139,218
		995,221
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $21,764,224)		18,175,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

	Principal Amount	Value
Agency Credit Risk Transfer Notes–0.68%
Fannie Mae Connecticut Avenue Securities, Series 2018-R07, Class 1M2, 7.02% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(e)	$210,246	$ 210,569
Series 2019-R02, Class 1M2, 6.92% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(e)	44,739	44,743
Series 2019-R03, Class 1M2, 6.77% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(e)	54,029	54,036
Series 2022-R03, Class 1M1, 6.58% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(e)	5,955,307	5,973,689
Series 2022-R04, Class 1M1, 6.48% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(e)	3,117,003	3,129,486
Freddie Mac, Series 2013-DN2, Class M2, STACR® , 8.87% (1 mo. USD LIBOR + 4.25%), 11/25/2023(e)	1,203,691	1,229,520
Series 2014-DN3, Class M3, STACR® , 8.62% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	437,589	443,457
Series 2022-HQA3, Class M1, STACR® , 6.78% (30 Day Average SOFR + 2.30%), 08/25/2042(b)(e)	2,711,994	2,729,511
Series 2022-DNA6, Class M1, STACR® , 6.63% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(e)	1,521,986	1,528,594
Series 2018-HRP1, Class M2, STACR® , 6.27% (1 mo. USD LIBOR + 1.65%), 04/25/2043(b)(e)	108,066	108,072
Total Agency Credit Risk Transfer Notes (Cost $15,386,597)		15,451,677

	Shares	Value

Common Stocks & Other Equity Interests–0.00%
Agricultural Products–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(h)(o)	44	$0

Money Market Funds–0.38%
Invesco Government & Agency Portfolio, Institutional Class, 4.51%(p)(q)	3,017,432	3,017,433

Invesco Liquid Assets Portfolio, Institutional Class, 4.64%(p)(q)	2,154,742	2,155,172

Invesco Treasury Portfolio, Institutional Class, 4.50%(p)(q)	3,448,494	3,448,494

Total Money Market Funds (Cost $8,621,099)		8,621,099

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $2,375,132,030)		2,278,374,088

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–5.28%
Invesco Private Government Fund, 4.58%(p)(q)(r)	33,668,218	33,668,218

Invesco Private Prime Fund, 4.83%(p)(q)(r)	86,558,105	86,575,414

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $120,248,351)		120,243,632

TOTAL INVESTMENTS IN SECURITIES-105.33% (Cost $2,495,380,381)		2,398,617,720

OTHER ASSETS LESS LIABILITIES-(5.33)%		(121,386,418)

NET ASSETS-100.00%		$2,277,231,302

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
CLO	- Collateralized Loan Obligation
COF	- Cost of Funds
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
PO	- Principal Only
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $1,044,100,325, which represented 45.85% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 28, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2023.

(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Zero coupon bond issued at a discount.
(o)	Non-income producing security.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2023.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 6,295,561	$226,027,013	$(229,305,141)	$ -	$ -	$ 3,017,433	$100,694
Invesco Liquid Assets Portfolio, Institutional Class	4,723,759	161,447,867	(164,017,420)	(159)	1,125	2,155,172	73,608
Invesco Treasury Portfolio, Institutional Class	7,194,927	258,316,587	(262,063,020)	-	-	3,448,494	109,645
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	34,080,644	327,313,620	(327,726,046)	-	-	33,668,218	774,229	*
Invesco Private Prime Fund	82,102,844	608,121,529	(603,656,374)	(1,151)	8,566	86,575,414	2,121,161	*
Total	$134,397,735	$1,581,226,616	$(1,586,768,001)	$(1,310)	$9,691	$128,864,731	$3,179,337

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of February 28, 2023.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	4,105	June-2023	$836,297,537	$(2,334,441)	$(2,334,441)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	2,863	June-2023	(306,497,572)	514,444	514,444

U.S. Treasury 10 Year Notes	566	June-2023	(63,197,437)	61,273	61,273

U.S. Treasury 10 Year Ultra Notes	681	June-2023	(79,804,687)	10,723	10,723

U.S. Treasury Long Bond	243	June-2023	(30,428,156)	(7,594)	(7,594)

U.S. Treasury Ultra Bonds	61	June-2023	(8,238,813)	(4,289)	(4,289)

Subtotal–Short Futures Contracts				574,557	574,557

Total Futures Contracts				$(1,759,884)	$(1,759,884)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $2,366,510,931)*	$2,269,752,989

Investments in affiliated money market funds, at value (Cost $128,869,450)	128,864,731

Cash	298

Foreign currencies, at value and cost	7

Receivable for:
Investments sold	55,417,023

Fund shares sold	1,712,819

Dividends	34,824

Interest	20,001,808

Investments matured, at value (Cost $2,244,938)	459,483

Principal paydowns	539

Investment for trustee deferred compensation and retirement plans	162,641

Other assets	97,640

Total assets	2,476,504,802

Liabilities:
Other investments:
Variation margin payable - futures contracts	140,248

Payable for:
Investments purchased	72,729,629

Dividends	1,071,696

Fund shares reacquired	3,832,638

Collateral upon return of securities loaned	120,248,351

Accrued fees to affiliates	766,844

Accrued trustees’ and officers’ fees and benefits	51,276

Accrued other operating expenses	252,386

Trustee deferred compensation and retirement plans	180,432

Total liabilities	199,273,500

Net assets applicable to shares outstanding	$2,277,231,302

Net assets consist of:
Shares of beneficial interest	$2,508,982,439

Distributable earnings (loss)	(231,751,137)

$2,277,231,302

Net Assets:
Class A	$1,217,101,759

Class C	$120,754,594

Class R	$42,348,348

Class Y	$339,677,138

Class R5	$939,871

Class R6	$556,409,592

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	152,558,572

Class C	15,134,117

Class R	5,295,891

Class Y	42,558,385

Class R5	118,010

Class R6	69,672,460

Class A:
Net asset value per share	$7.98

Maximum offering price per share (Net asset value of $7.98 ÷ 97.50%)	$8.18

Class C:
Net asset value and offering price per share	$7.98

Class R:
Net asset value and offering price per share	$8.00

Class Y:
Net asset value and offering price per share	$7.98

Class R5:
Net asset value and offering price per share	$7.96

Class R6:
Net asset value and offering price per share	$7.99

*	At February 28, 2023, securities with an aggregate value of $117,020,421 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest (net of foreign withholding taxes of $(101))	$86,474,312

Dividends	87,186

Dividends from affiliated money market funds (includes net securities lending income of $261,866)	545,813

Total investment income	87,107,311

Expenses:
Advisory fees	7,867,376

Administrative services fees	362,056

Custodian fees	209,427

Distribution fees:	1,913,474
Class A

Class C	949,344

Class R	216,983

Transfer agent fees – A, C, R and Y	2,552,330

Transfer agent fees – R5	811

Transfer agent fees – R6	180,000

Trustees’ and officers’ fees and benefits	37,627

Registration and filing fees	197,288

Reports to shareholders	121,000

Professional services fees	86,206

Other	47,312

Total expenses	14,741,234

Less: Fees waived and/or expense offset arrangement(s)	(254,644)

Net expenses	14,486,590

Net investment income	72,620,721

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(85,195,087)

Affiliated investment securities	9,691

Futures contracts	10,354,097

(74,831,299)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(61,902,770)

Affiliated investment securities	(1,310)

Futures contracts	(343,631)

(62,247,711)

Net realized and unrealized gain (loss)	(137,079,010)

Net increase (decrease) in net assets resulting from operations	$(64,458,289)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$72,620,721	$47,334,436

Net realized gain (loss)	(74,831,299)	1,322,076

Change in net unrealized appreciation (depreciation)	(62,247,711)	(110,059,396)

Net increase (decrease) in net assets resulting from operations	(64,458,289)	(61,402,884)

Distributions to shareholders from distributable earnings:
Class A	(33,457,982)	(21,025,505)

Class C	(3,163,475)	(2,395,084)

Class R	(977,661)	(514,728)

Class Y	(11,722,201)	(9,796,714)

Class R5	(23,202)	(9,131)

Class R6	(16,149,706)	(10,914,927)

Total distributions from distributable earnings	(65,494,227)	(44,656,089)

Share transactions–net:
Class A	(125,322,614)	(67,886,583)

Class C	(55,100,831)	(45,892,566)

Class R	(1,037,176)	(3,226,692)

Class Y	(217,447,636)	(23,708,763)

Class R5	271,169	202,520

Class R6	(14,098,052)	(24,343,162)

Net increase (decrease) in net assets resulting from share transactions	(412,735,140)	(164,855,246)

Net increase (decrease) in net assets	(542,687,656)	(270,914,219)

Net assets:
Beginning of year	2,819,918,958	3,090,833,177

End of year	$2,277,231,302	$2,819,918,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/23	$8.37	$0.23	$(0.41)	$(0.18)	$(0.21)	$-	$(0.21)	$7.98	(2.13)%	$1,217,102	0.64%	0.64%	2.85%	155%
Year ended 02/28/22	8.68	0.13	(0.32)	(0.19)	(0.12)	-	(0.12)	8.37	(2.20)	1,407,707	0.62	0.62	1.49	141
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	-	(0.18)	8.68	2.33	1,527,875	0.63	0.63	1.85	245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65	0.65	2.62	155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	-	(0.22)	8.47	2.19	591,443	0.64	0.65	2.52	176
Class C
Year ended 02/28/23	8.38	0.20	(0.42)	(0.22)	(0.18)	-	(0.18)	7.98	(2.59)	120,755	0.99	1.14	2.50	155
Year ended 02/28/22	8.68	0.10	(0.31)	(0.21)	(0.09)	-	(0.09)	8.38	(2.41)	183,817	0.97	1.12	1.14	141
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	-	(0.14)	8.68	1.93	237,167	0.98	0.98	1.50	245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00	1.15	2.27	155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.47	1.83	140,247	0.99	1.15	2.17	176
Class R
Year ended 02/28/23	8.39	0.20	(0.41)	(0.21)	(0.18)	-	(0.18)	8.00	(2.46)	42,348	0.99	0.99	2.50	155
Year ended 02/28/22	8.70	0.10	(0.32)	(0.22)	(0.09)	-	(0.09)	8.39	(2.54)	45,537	0.97	0.97	1.14	141
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	-	(0.15)	8.70	1.98	50,473	0.98	0.98	1.50	245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00	1.00	2.27	155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.49	1.84	5,035	0.99	1.00	2.17	176
Class Y
Year ended 02/28/23	8.38	0.24	(0.42)	(0.18)	(0.22)	-	(0.22)	7.98	(2.10)	339,677	0.49	0.49	3.00	155
Year ended 02/28/22	8.68	0.14	(0.31)	(0.17)	(0.13)	-	(0.13)	8.38	(1.94)	583,784	0.47	0.47	1.64	141
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	-	(0.19)	8.68	2.50	629,462	0.45	0.48	2.03	245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50	0.50	2.77	155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.48	2.35	134,272	0.49	0.50	2.67	176
Class R5
Year ended 02/28/23	8.36	0.24	(0.42)	(0.18)	(0.22)	-	(0.22)	7.96	(2.08)	940	0.46	0.46	3.03	155
Year ended 02/28/22	8.66	0.15	(0.31)	(0.16)	(0.14)	-	(0.14)	8.36	(1.89)	705	0.41	0.41	1.70	141
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	-	(0.20)	8.66	2.48	524	0.38	0.38	2.10	245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40	0.40	2.87	155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.47	2.45	1,765	0.39	0.40	2.77	176
Class R6
Year ended 02/28/23	8.38	0.25	(0.41)	(0.16)	(0.23)	-	(0.23)	7.99	(1.88)	556,410	0.39	0.39	3.10	155
Year ended 02/28/22	8.69	0.15	(0.32)	(0.17)	(0.14)	-	(0.14)	8.38	(1.95)	598,369	0.37	0.37	1.74	141
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	-	(0.20)	8.69	2.62	645,331	0.35	0.35	2.13	245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37	0.37	2.90	155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	-	(0.25)	8.49	2.46	564,219	0.38	0.39	2.78	176

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

26	Invesco Short Term Bond Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency

27	Invesco Short Term Bond Fund

risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

L.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.32%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%. 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2023, the Adviser waived advisory fees of $16,428.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

28	Invesco Short Term Bond Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2023, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2023, 12b-1 fees incurred for Class C shares were $730,265 after fee waivers of $219,079.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $71,967 in front-end sales commissions from the sale of Class A shares and $138,358 and $8,738 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,538,335,343	$ 8,658,000	$1,546,993,343

Asset-Backed Securities	-	643,612,134	14,373,378	657,985,512

U.S. Treasury Securities	-	31,147,121	-	31,147,121

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	18,175,336	-	18,175,336

Agency Credit Risk Transfer Notes	-	15,451,677	-	15,451,677

Common Stocks & Other Equity Interests	-	-	-	-

Money Market Funds	8,621,099	120,243,632	-	128,864,731

Total Investments in Securities	8,621,099	2,366,965,243	23,031,378	2,398,617,720

Other Investments - Assets*

Investments Matured	-	459,483	-	459,483

Futures Contracts	586,440	-	-	586,440

	586,440	459,483	-	1,045,923

Other Investments - Liabilities*

Futures Contracts	(2,346,324)	-	-	(2,346,324)

Total Other Investments	(1,759,884)	459,483	-	(1,300,401)

Total Investments	$6,861,215	$2,367,424,726	$23,031,378	$2,397,317,319

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

29	Invesco Short Term Bond Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

	Value 02/28/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/23
Asset-Backed Securities	$8,828,381	$6,419,304	$-	$16,223	$-	$(890,530)	$-	$-	$14,373,378
U.S. Dollar Denominated Bonds & Notes	-	8,658,000	-	-	-	-	-	-	8,658,000
Total	$8,828,381	$15,077,304	$-	$16,223	$-	$(890,530)	$-	$-	$23,031,378

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts -Exchange-Traded(a)	$586,440

Derivatives not subject to master netting agreements	(586,440)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts -Exchange-Traded(a)	$(2,346,324)

Derivatives not subject to master netting agreements	2,346,324

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain:
Futures contracts	$10,354,097
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(343,631)
Total	$10,010,466

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,550,647,372

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,137.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

30	Invesco Short Term Bond Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$65,494,227	$44,420,780

Long-term capital gain	–	235,309

Total distributions	$65,494,227	$44,656,089

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$11,413,479

Net unrealized appreciation (depreciation) – investments	(99,773,211)

Temporary book/tax differences	(199,480)

Capital loss carryforward	(143,191,925)

Shares of beneficial interest	2,508,982,439

Total net assets	$2,277,231,302

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$72,961,136	$70,230,789	$143,191,925

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $1,824,008,265 and $2,190,629,313, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,797,018

Aggregate unrealized (depreciation) of investments	(104,570,229)

Net unrealized appreciation (depreciation) of investments	$(99,773,211)

Cost of investments for tax purposes is $2,497,090,530.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2023, undistributed net investment income was increased by $298,527 and undistributed net realized gain (loss) was decreased by $298,527. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

31	Invesco Short Term Bond Fund

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	42,488,480	$342,306,407	47,121,642	$405,494,521

Class C	2,737,054	22,034,016	7,301,728	62,972,099

Class R	1,032,075	8,319,233	1,248,996	10,778,096

Class Y	25,563,137	206,364,251	36,676,908	315,378,024

Class R5	43,084	346,901	28,429	242,350

Class R6	16,638,358	134,051,329	16,074,685	138,582,798

Issued as reinvestment of dividends:
Class A	3,501,839	28,067,871	2,044,656	17,572,982

Class C	330,851	2,651,545	227,765	1,959,880

Class R	119,630	960,378	58,729	506,199

Class Y	925,460	7,425,057	688,982	5,923,725

Class R5	2,863	22,891	1,038	8,892

Class R6	1,943,918	15,601,771	1,234,546	10,623,341

Automatic conversion of Class C shares to Class A shares:
Class A	1,435,572	11,561,870	1,658,543	14,242,266

Class C	(1,435,392)	(11,561,870)	(1,658,225)	(14,242,266)

Reacquired:
Class A	(62,977,850)	(507,258,762)	(58,766,805)	(505,196,352)

Class C	(8,446,689)	(68,224,522)	(11,240,934)	(96,582,279)

Class R	(1,280,787)	(10,316,787)	(1,684,427)	(14,510,987)

Class Y	(53,607,181)	(431,236,944)	(40,179,180)	(345,010,512)

Class R5	(12,223)	(98,623)	(5,702)	(48,722)

Class R6	(20,292,015)	(163,751,152)	(20,202,696)	(173,549,301)

Net increase (decrease) in share activity	(51,289,816)	$(412,735,140)	(19,371,322)	$(164,855,246)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32	Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent, portfolio company investees and brokers; when replies were not received from portfolio company investees and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,007.80	$3.24	$1,021.57	$3.26	0.65%

Class C	1,000.00	1,006.00	4.97	1,019.84	5.01	1.00

Class R	1,000.00	1,006.10	4.97	1,019.84	5.01	1.00

Class Y	1,000.00	1,008.50	2.49	1,022.32	2.51	0.50

Class R5	1,000.00	1,007.40	2.34	1,022.46	2.36	0.47

Class R6	1,000.00	1,009.10	1.99	1,022.81	2.01	0.40

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

34	Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	2.18%
Corporate Dividends Received Deduction*	1.08%
U.S. Treasury Obligations*	2.05%
Qualified Business Income*	0.00%
Business Interest Income*	97.60%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	188	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188

Trustee and Board Vice

Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None

Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Term Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco U.S. Government Money Portfolio

Nasdaq:
Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Fund Expenses

17	Tax Information

T-1	Trustees and Officers

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco U.S. Government Money Portfolio covers the fiscal year ended February 28, 2023. As of that date, the Fund’s net assets totaled $1.3 billion. As of the same date, the Fund’s weighted average maturity was 29 days and the Fund’s weighted average life was 98 days.1

Market conditions affecting money market funds

The beginning of the fiscal year was headlined by a historic rise in inflation along with global geopolitical and economic tensions. Inflation, as measured by the Consumer Price Index, reached 8.5%,2 its highest level in over 40 years. In response, the US Federal Reserve (the Fed) shifted to tighter monetary policy, hiking its Fed funds rate by 0.25%,3 its first increase since 2018. Geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%.4

In the first quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).5 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter of 2022 above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its Fed funds rate during the fiscal year: a 0.50% hike in May, three 0.75% hikes in June, July and November, the largest hikes since 1994, a 0.50% hike in December, and a 0.25% hike in January to a target Fed funds rate of 4.50 to 4.75%, the highest since 2006.3 At their January 2023 meeting, the Fed indicated that there are signs of inflation coming down, but not enough to counter the need for more interest rate increases. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 1.44% to 4.81% during the fiscal year, while 10-year Treasury rates increased from 1.83% to 4.01%.4 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession. However, attractive yields and encouraging macroeconomic data show signs of a rebound for fixed income markets.

The Fund’s performance and yield were highly correlated with policy rate changes by the Fed during the fiscal year. Similarly, the Fund’s yield increased through the fiscal year as the Fed hiked policy rates eight times for a total of 450 basis points.3 The target range for the effective federal funds rate ended the fiscal year at 4.50% to 4.75%, up from 0.00% to 0.25% at the beginning of the fiscal year.3 To navigate these dynamics, the portfolio management team reduced the weighted average maturity of the Fund and increased portfolio allocation to US Treasury floating rate securities and repurchase agreements.

Thank you for investing in Invesco U.S. Government Money Portfolio.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: US Bureau of Labor Statistics

3 Source: Federal Reserve of Economic Data

4 Source: US Department of the Treasury

5 Source: Bloomberg LP

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/28/2023
1-7	49.6%
8-30	5.7
31-60	8.2
61-90	8.4
91-180	8.5
181+	19.6

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2	Invesco U.S. Government Money Portfolio

Invesco U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎ Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco U.S. Government Money Portfolio

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-39.69%
U.S. Treasury Bills-25.98%(a)

U.S. Treasury Bills	4.33%	03/02/2023	$16,000	$15,998,095

U.S. Treasury Bills	4.46%	03/07/2023	25,000	24,981,542

U.S. Treasury Bills	4.36%-4.50%	03/14/2023	22,000	21,965,362

U.S. Treasury Bills	4.55%	03/28/2023	5,000	4,983,069

U.S. Treasury Bills	4.50%-4.55%	04/04/2023	50,000	49,787,826

U.S. Treasury Bills	4.47%-4.63%	04/11/2023	37,000	36,808,894

U.S. Treasury Bills	4.49%	04/25/2023	20,000	19,864,792

U.S. Treasury Bills	4.65%	05/04/2023	30,000	29,754,933

U.S. Treasury Bills	4.64%	05/11/2023	25,000	24,773,687

U.S. Treasury Bills	4.68%	05/23/2023	13,000	12,861,828

U.S. Treasury Bills	4.70%	06/06/2023	26,000	25,675,993

U.S. Treasury Bills	4.77%	06/13/2023	30,000	29,592,667

U.S. Treasury Bills	3.01%	07/13/2023	6,000	5,934,764

U.S. Treasury Bills	4.12%	10/05/2023	7,000	6,832,352

U.S. Treasury Bills	4.73%	12/28/2023	4,000	3,848,497
U.S. Treasury Bills	4.68%-4.87%	01/25/2024	23,000	22,046,378

				335,710,679

U.S. Treasury Floating Rate Notes-13.71%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	4.84%	04/30/2023	38,000	38,000,173

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	4.84%	07/31/2023	21,000	21,000,089

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	4.84%	10/31/2023	29,000	29,000,142

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	4.79%	01/31/2024	5,000	4,999,208

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.08%)(b)	4.73%	04/30/2024	28,500	28,477,906

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	4.84%	07/31/2024	17,000	16,995,120

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	4.95%	10/31/2024	28,500	28,467,268
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(b)	5.01%	01/31/2025	10,250	10,257,289

				177,197,195

Total U.S. Treasury Securities (Cost $512,907,874)				512,907,874

U.S. Government Sponsored Agency Securities-10.62%
Federal Farm Credit Bank (FFCB)-7.86%

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	03/10/2023	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	05/19/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	06/14/2023	3,500	3,500,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	4.57%	06/23/2023	7,000	6,999,906

Federal Farm Credit Bank (SOFR + 0.03%)(b)	4.58%	07/07/2023	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	09/20/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	09/29/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.50%	10/16/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	4.61%	12/13/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	12/15/2023	4,000	3,999,840

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	01/04/2024	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	4.61%	01/10/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	01/25/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	02/05/2024	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	02/20/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	02/23/2024	1,000	1,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	03/08/2024	$2,000	$2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	03/15/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	4.59%	03/18/2024	13,000	13,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	04/25/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	05/09/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	4.60%	05/24/2024	8,000	8,000,000

				101,499,746

Federal Home Loan Bank (FHLB)-2.76%

Federal Home Loan Bank	4.81%	07/14/2023	13,000	12,770,875

Federal Home Loan Bank	5.01%	01/12/2024	5,000	4,789,107
Federal Home Loan Bank	5.02%	02/09/2024	19,000	18,129,642

				35,689,624

Total U.S. Government Sponsored Agency Securities (Cost $137,189,370)				137,189,370

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-50.31% (Cost $650,097,244)				650,097,244

			Repurchase Amount

Repurchase Agreements-49.76%(c)

Citigroup Global Markets, Inc., joint agreement dated 02/28/2023, aggregate maturing value of $250,031,597 (collateralized by U.S. Treasury obligations valued at $255,000,014; 0.13% - 1.63%; - 04/30/2023)	4.55%	03/01/2023	65,008,215	65,000,000

Credit Agricole Corporate & Investment Bank, joint agreement dated 02/28/2023, aggregate maturing value of $300,037,917 (collateralized by agency mortgage-backed securities valued at $306,000,001; 2.00% - 5.00%; 12/01/2051 - 10/01/2052)	4.55%	03/01/2023	118,099,447	118,084,522

ING Financial Markets, LLC, joint agreement dated 02/28/2023, aggregate maturing value of $200,025,278 (collateralized by agency mortgage-backed securities valued at $204,000,000; 2.00% - 5.50%; 07/01/2041 - 02/01/2053)	4.55%	03/01/2023	65,008,215	65,000,000

ING Financial Markets, LLC, joint term agreement dated 02/02/2023, aggregate maturing value of $201,241,333 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $204,000,059; 0.38% -6.50%; 01/31/2026 - 02/01/2053)	4.56%	03/23/2023	40,248,267	40,000,000

Mizuho Securities (USA) LLC, joint agreement dated 02/28/2023, aggregate maturing value of $400,050,556 (collateralized by agency mortgage-backed securities valued at $408,000,000; 0.00% - 8.00%; 05/01/2023 -06/01/2057)	4.55%	03/01/2023	100,012,639	100,000,000

RBC Dominion Securities Inc., joint agreement dated 02/28/2023, aggregate maturing value of $500,063,194 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,004; 0.00% -6.00%; 07/15/2023 - 01/20/2053)	4.55%	03/01/2023	65,008,215	65,000,000

RBC Dominion Securities Inc., joint term agreement dated 02/02/2023, aggregate maturing value of $2,767,068,333 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,805,000,000; 0.13% -5.50%; 03/31/2023 - 02/20/2053)(d)	4.56%	03/23/2023	60,372,400	60,000,000
TD Securities (USA) LLC, joint term agreement dated 02/22/2023, aggregate maturing value of $350,309,993 (collateralized by agency mortgage-backed securities valued at $357,000,000; 2.00% - 4.00%; 05/01/2041 - 05/01/2052)(d)	4.56%	03/01/2023	130,115,140	130,000,000

Total Repurchase Agreements (Cost $643,084,522)				643,084,522

TOTAL INVESTMENTS IN SECURITIES(e) -100.07% (Cost $1,293,181,766)				1,293,181,766

OTHER ASSETS LESS LIABILITIES-(0.07)%				(874,640)

NET ASSETS-100.00%				$1,292,307,126

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$650,097,244
Repurchase agreements, at value and cost	643,084,522
Receivable for:
Fund shares sold	763,731
Interest	1,821,457
Investment for trustee deferred compensation and retirement plans	108,330
Total assets	1,295,875,284

Liabilities:
Payable for:
Fund shares reacquired	3,159,399
Dividends	33,532
Accrued fees to affiliates	117,683
Accrued trustees’ and officers’ fees and benefits	3,832
Accrued operating expenses	43,505
Trustee deferred compensation and retirement plans	210,207
Total liabilities	3,568,158
Net assets applicable to shares outstanding	$1,292,307,126

Net assets consist of:

Shares of beneficial interest	$1,292,597,323

Distributable earnings (loss)	(290,197)
$1,292,307,126

Net Assets:

Invesco Cash Reserve	$53,055,995

Class C	$7,822,483

Class R	$6,790,609

Class Y	$1,224,628,040

Class R6	$9,999

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	53,059,472

Class C	7,823,034

Class R	6,790,970

Class Y	1,224,688,983

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$32,052,953

Expenses:

Advisory fees	5,490,066

Administrative services fees	589,714

Custodian fees	6,033

Distribution fees:
Invesco Cash Reserve	82,787
Class C	97,280
Class R	30,450
Transfer agent fees - Invesco Cash Reserve, C, R and Y	2,674,622
Transfer agent fees - R6	3
Trustees’ and officers’ fees and benefits	40,227
Registration and filing fees	86,945
Reports to shareholders	86,537
Professional services fees	52,234
Other	16,378
Total expenses	9,253,276
Less: Fees waived and expense offset arrangement(s)	(1,992,455)
Net expenses	7,260,821
Net investment income	24,792,132
Net realized gain (loss) from unaffiliated investment securities	(72,350)
Net increase in net assets resulting from operations	$24,719,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the year ended February 28, 2023 and 2022

	2023	2022
Operations:

Net investment income	$24,792,132	$65,540

Net realized gain (loss)	(72,350)	(7,637)
Net increase in net assets resulting from operations	24,719,782	57,903

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(980,410)	(2,953)

Class C	(113,454)	(502)

Class R	(101,277)	(293)

Class Y	(23,596,793)	(61,788)

Class R6	(198)	(4)

Total distributions from distributable earnings	(24,792,132)	(65,540)

Share transactions-net:

Invesco Cash Reserve	(421,057)	(7,223,024)

Class C	(281,468)	(2,914,449)

Class R	1,749,381	(815,540)

Class Y	(58,617,621)	(187,178,723)

Net increase (decrease) in net assets resulting from share transactions	(57,570,765)	(198,131,736)

Net increase (decrease) in net assets	(57,643,115)	(198,139,373)

Net assets:

Beginning of year	1,349,950,241	1,548,089,614

End of year	$1,292,307,126	$1,349,950,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Year ended 02/28/23	$1.00	$0.02	$(0.00)	$0.02	$(0.02)	$-	$(0.02)	$1.00	1.79	$53,056	0.66%		0.83%		1.76%
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	53,481	0.07		0.83		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Year ended 02/28/23	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	1.18	7,822	1.27		1.68		1.14
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	8,105	0.07		1.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.53	6,791	0.93		1.18		1.48
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	5,042	0.07		1.18		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.91	1,224,628	0.53		0.68		1.88
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	1,283,313	0.07		0.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Class R6
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.99	10	0.45		0.51		1.97
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	10	0.07		0.53		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the years ended July 31, 2019 and 2018, respectively.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights,nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

11	Invesco U.S. Government Money Portfolio

(“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements – The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks – Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $1.5 billion	0.375%
Over $3 billion	0.350%

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the the year ended February 28, 2023, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended February 28, 2023, the Adviser voluntarily waived class level expenses of $24,167, $3,777, $2,210, $567,254 and $3 of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, in order to increase the yield. In addition, the Distributor voluntarily waived distribution fees of $14,950, $25,910 and $6,230 for Cash Reserve Class, Class C, Class R shares, respectively, in order to increase the yield.

For the year ended February 28, 2023, the Adviser contractually waived class level expenses of $52,512, $9,256, $5,794, $1,194,715 and $3, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

12	Invesco U.S. Government Money Portfolio

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the the year ended February 28, 2023, expenses incurred after voluntary yield waived were $67,837, $71,370 and $24,220 for Invesco Cash Reserve, Class C, and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $2,977.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $85,674.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2023 and February 28, 2022:

	2023	2022

Ordinary income*	$24,792,132	$65,540

*	Includes short-term capital gain distributions, if any.

13	Invesco U.S. Government Money Portfolio

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(1,165)

Temporary book/tax differences	(210,208)

Capital loss carryforward	(78,824)

Shares of beneficial interest	1,292,597,323

Total net assets	$1,292,307,126

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$78,824	$-	$78,824

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on February 28, 2023, undistributed net investment income was increased by $11,933, undistributed net realized gain (loss) was decreased by $1 and shares of beneficial interest was decreased by $11,932. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Years ended February 28,
	2023		2022
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	41,044,438	$41,044,438	32,606,251	$32,606,251

Class C	10,047,171	10,047,171	4,837,791	4,837,791

Class R	4,953,689	4,953,689	4,368,523	4,368,523

Class Y	285,472,028	285,472,028	277,034,909	277,034,909

Issued as reinvestment of dividends:
Invesco Cash Reserve	973,238	973,238	2,953	2,953

Class C	111,488	111,488	502	502

Class R	101,277	101,277	293	293

Class Y	23,412,647	23,412,647	61,788	61,788

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	476,054	476,054	896,898	896,898

Class C	(476,054)	(476,054)	(896,898)	(896,898)

Reacquired:
Invesco Cash Reserve	(42,914,787)	(42,914,787)	(40,729,126)	(40,729,126)

Class C	(9,964,073)	(9,964,073)	(6,855,844)	(6,855,844)

Class R	(3,305,585)	(3,305,585)	(5,184,356)	(5,184,356)

Class Y	(367,502,296)	(367,502,296)	(464,275,420)	(464,275,420)

Net increase (decrease) in share activity	(57,570,765)	$(57,570,765)	(198,131,736)	$(198,131,736)

14	Invesco U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Government Money Portfolio (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class Y. For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Invesco Cash Reserve, Class C, Class R and Class R6.

The financial statements of Oppenheimer Government Money Market Fund (subsequently renamed Invesco U.S. Government Money Portfolio) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,015.30	$3.65	$1,021.17	$3.66	0.73%
C	1,000.00	1,011.00	7.88	1,016.96	7.90	1.58
R	1,000.00	1,013.50	5.39	1,019.44	5.41	1.08
Y	1,000.00	1,016.10	2.90	1,021.92	2.91	0.58
R6	1,000.00	1,016.50	2.40	1,022.41	2.41	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	99.95%
U.S. Treasury Obligations*	49.04%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

17	Invesco U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School–Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-6	Invesco U.S. Government Money Portfolio

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s):811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022
Audit Fees	$404,219	$390,551
Audit-Related Fees	$0	$0
Tax Fees(1)	$171,030	$229,757
All Other Fees	$0	$0
Total Fees	$575,250	$620,308
(1)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$874,000	$801,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$874,000	$801,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $ 8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,485,030 for the fiscal year ended February 28, 2023 and $6,961,757 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023